CREDIT SUISSE CAPITAL FUNDS -
                        CREDIT SUISSE TAX EFFICIENT FUND
                             YOUR VOTE IS IMPORTANT

Dear Shareholder:

         We are pleased to invite you to attend a special meeting (the "Special Meeting") of the shareholders of Credit Suisse Tax Efficient Fund (the "Acquired Fund"), a series of Credit Suisse Capital Funds (the "Trust"). The Board of Trustees of the Trust (the ") has recently reviewed and unanimously endorsed a proposal for acquisition of the Acquired Fund by Credit Suisse Select Equity Fund, Inc. (the "Acquiring Fund"). The Acquiring Fund is managed by your fund's investment adviser, Credit Suisse Asset Management, LLC ("CSAM"). Under the terms of the proposal, the Acquiring Fund would acquire all of the assets and liabilities of the Acquired Fund.

         Important Information About the Acquisition
         -------------------------------------------

         You are being asked to vote on an Agreement and Plan of Reorganization (the "Plan") pursuant to which the acquisition of the Acquired Fund by the Acquiring Fund (the "Acquisition") would be effected. The Board of the Trust and CSAM believe that the Acquisition is in the best interests of the Acquired Fund and its shareholders.

         As noted and further described in the attached Prospectus/Proxy Statement, there are certain differences between the investment philosophy and policies of the Funds. THE MOST SIGNIFICANT DIFFERENCES IN THE WAY THE FUNDS ARE MANAGED ARE THAT: (I) AS A FOCUSED FUND, THE ACQUIRING FUND GENERALLY INVESTS A GREATER PROPORTION OF ITS ASSETS IN THE SECURITIES OF A SMALLER NUMBER OF ISSUERS (NORMALLY 40-60 U.S. COMPANIES), WHILE THE ACQUIRED FUND INVESTS MORE BROADLY IN EQUITY SECURITIES OF U.S. BLUE CHIP COMPANIES; AND (II) ALTHOUGH BOTH FUNDS SEEK LONG-TERM CAPITAL APPRECIATION, THE ACQUIRED FUND SEEKS TO REDUCE, THOUGH NOT ELIMINATE, TAXABLE DISTRIBUTIONS TO SHAREHOLDERS IN ORDER TO REDUCE THE IMPACT OF FEDERAL AND STATE INCOME TAXES ON ITS AFTER-TAX RETURNS. IN ADDITION, THE ACQUIRING FUND IS CLASSIFIED AS NON-DIVERSIFIED WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"), WHILE THE ACQUIRED FUND IS CLASSIFIED AS DIVERSIFIED. AS A NON-DIVERSIFIED FUND, THE ACQUIRING FUND IS NOT LIMITED BY THE 1940 ACT IN THE PROPORTION OF ITS ASSETS THAT IT MAY INVEST IN SECURITIES OF A SINGLE ISSUER.

         The Acquiring Fund has the same Board of Directors/Trustees, co-administrators, distributor, custodian, transfer agent, independent accountant and counsel as the Acquired Fund. The closing of the Acquisition (the "Closing Date") is expected to be on or about December 5, 2003.

         If shareholders of the Acquired Fund approve the Plan, the Acquired Fund will be liquidated upon consummation of the Acquisition and subsequently terminated as a series of the Trust. In the event the Plan is not approved, you will continue to be a shareholder of the Acquired Fund and the Board of the Trust will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

         Upon consummation of the Acquisition, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, having received shares of the same class, except for Common Class shareholders who will receive load-waived Class A shares, with an aggregate net asset value equal to the aggregate net asset value of such shareholder's investment in the Acquired Fund immediately prior to the Acquisition. No sales or other charges will be imposed in connection with the Acquisition. In the opinion of counsel, no gain or loss will be recognized by the shareholders of the Acquired Fund for federal income tax purposes as a result of their exchange of Acquired Fund shares of beneficial interest for Acquiring Fund shares pursuant to the Acquisition, and the Acquired Fund generally will not recognize gain or loss for such purposes. CSAM or its affiliates will bear all expenses incurred in connection with the Acquisition.

         The Special Meeting will be held on November 21, 2003 to consider the Acquisition set forth in the Acquired Fund's Notice of Special Meeting. We strongly invite your participation by asking you to review, complete and return your proxy promptly.

         Detailed information about the proposal is described in the attached Prospectus/Proxy Statement. THE BOARD OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL SET FORTH IN THE ACQUIRED FUND'S NOTICE OF SPECIAL MEETING. On behalf of the Board of the Trust, I thank you for your participation as a shareholder and urge you to please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience; if you prefer, you can fax the proxy card to D.F. King & Co., Inc ("D.F. King"), the Acquired Fund's proxy solicitor, Attn.: Dominic F. Maurillo, at 1-212-709-3300. We also encourage you to vote by telephone or through the Internet. Proxies may be voted by telephone by calling 1-800-290-6424 between the hours of 9:00 a.m. and 10:00 p.m. (Eastern time) Monday through Saturday or through the Internet using the Internet address located on your proxy card.

         Voting by fax, telephone or through the Internet will reduce the time and costs associated with the proxy solicitations. When the Acquired Fund records proxies by telephone or through the Internet, it will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares of beneficial interest in accordance with their instructions and (iii) confirm that their instructions have been properly recorded. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder. We have been advised that Internet voting procedures that have been made available to you are consistent with the requirements of applicable law.

         Whichever voting method you choose, please read the full text of the Prospectus/Proxy Statement before you vote.

         If you have any questions regarding the proposed Acquisition, please feel free to call D.F. King at 1-800-290-6424 who will be pleased to assist you.

          IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED
PROMPTLY.

Sincerely,

/s/ Hal Liebes

Hal Liebes
Vice President and Secretary
of the Acquired Fund

October 10, 2003

                                                                October 10, 2003

                          CREDIT SUISSE CAPITAL FUNDS -
                        CREDIT SUISSE TAX EFFICIENT FUND
                      IMPORTANT NEWS FOR FUND SHAREHOLDERS

         While we encourage you to read the full text of the enclosed Prospectus/Proxy Statement, here is a brief overview of the proposal you are being asked to vote on.

                          Q & A: QUESTIONS AND ANSWERS

Q:       WHAT IS HAPPENING?

A: Credit Suisse Asset Management, LLC ("CSAM") is proposing to combine the assets of Credit Suisse Tax Efficient Fund (the "Acquired Fund"), a series of Credit Suisse Capital Funds (the "Trust"), with Credit Suisse Select Equity Fund, Inc. (the "Acquiring Fund").

         The shareholders of the Acquired Fund are being asked to vote on an Agreement and Plan of Reorganization (the "Plan") for the assets and liabilities of the Acquired Fund to be acquired by the Acquiring Fund in a tax-free exchange of shares (the "Acquisition").

         If the Plan is approved and the Acquisition consummated, you would no longer be a shareholder of the Acquired Fund, but would become a shareholder of the Acquiring Fund.

Q:       WHAT ARE THE DIFFERENCES BETWEEN MY FUND AND THE ACQUIRING FUND?

A: As noted and further described in the attached Prospectus/Proxy Statement, there are certain differences between the investment philosophy and policies of the Funds. THE MOST SIGNIFICANT DIFFERENCES IN THE WAY THE FUNDS ARE MANAGED ARE THAT: (I) AS A FOCUSED FUND, THE ACQUIRING FUND GENERALLY INVESTS A GREATER PROPORTION OF ITS ASSETS IN THE SECURITIES OF A SMALLER NUMBER OF ISSUERS (NORMALLY 40-60 U.S. COMPANIES), WHILE THE ACQUIRED FUND INVESTS MORE BROADLY IN EQUITY SECURITIES OF U.S. BLUE CHIP COMPANIES; AND (II) ALTHOUGH BOTH FUNDS SEEK LONG-TERM CAPITAL APPRECIATION, THE ACQUIRED FUND SEEKS TO REDUCE, THOUGH NOT ELIMINATE, TAXABLE DISTRIBUTIONS TO SHAREHOLDERS IN ORDER TO REDUCE THE IMPACT OF FEDERAL AND STATE INCOME TAXES ON ITS AFTER-TAX RETURNS. IN ADDITION, THE ACQUIRING FUND IS CLASSIFIED AS NON-DIVERSIFIED WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"), WHILE THE ACQUIRED FUND IS CLASSIFIED AS DIVERSIFIED. AS A NON-DIVERSIFIED FUND, THE ACQUIRING FUND IS NOT LIMITED BY THE 1940 ACT IN THE PROPORTION OF ITS ASSETS THAT IT MAY INVEST IN SECURITIES OF A SINGLE ISSUER.

         The Acquiring Fund has the same Board of Directors/Trustees, investment adviser, co-administrators, distributor, custodian, transfer agent, independent accountant and counsel as the Acquired Fund. The closing of the Acquisition (the "Closing Date") is expected to be on or about December 5, 2003.

Q:       WHAT WILL HAPPEN TO FUND EXPENSES?

A: The Acquisition will result in slightly higher gross operating expenses and lower net operating expenses for the Acquired Fund shareholders. The Acquisition will result in a .01% increase in the gross annual expense ratio and a .05% decrease in the net annual expense ratio for former Common Class, Class A, Class B and Class C shareholders of the Acquired Fund. The net annual expense ratio is reduced by a voluntary waiver, which may be discontinued at any time. Please see the enclosed Prospectus/Proxy Statement for information on the comparative fees and expenses (including pro forma expenses) of the Funds.

Q:       WHAT ARE THE BENEFITS OF THE TRANSACTION?

A: The Board of Trustees of the Trust believes that shareholders may benefit from the proposed Acquisition, in part, because the Acquisition will result in a single larger fund with a potentially lower expense ratio. The proposed Acquisition may result in efficiencies due to a larger asset base. The following pages give you additional information on the proposed Acquisition on which you are being asked to vote.

Q:       WILL I INCUR TAXES AS A RESULT OF THE TRANSACTION?

A: The Acquisition is expected to be a tax-free event. Shareholders of the Acquired Fund will not recognize capital gains or losses on the exchange of their shares of beneficial interest of the Acquired Fund for Acquiring Fund shares. Shareholders will incur capital gains or losses if they sell their shares of beneficial interest in the Acquired Fund before the Acquisition becomes effective or sell (or exchange) their Acquiring Fund shares after the Acquisition becomes effective. Shareholders will also be responsible for tax obligations associated with periodic dividend and capital gains distributions that occur prior to and after the Acquisition. The Acquired Fund will pay a dividend of any undistributed net investment income and capital gains, which may be substantial, immediately prior to the Closing Date.
         Please note that qualifying retirement accounts are exempt from such tax consequences.

Q:       WHAT HAPPENS IF THE PLAN IS NOT APPROVED?

A: In the event the Plan is not approved, you will continue to be a shareholder of the Acquired Fund and the Board of Trustees of the Trust will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

Q:       HOW DO THE BOARD MEMBERS OF THE TRUST RECOMMEND THAT I VOTE?

A: AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THOSE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" (AS THAT TERM IS DEFINED IN THE 1940 ACT) RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Q:       WHOM DO I CALL FOR MORE INFORMATION?

A: Please call D.F. King & Co., Inc. ("D.F. King"), the Acquired Fund's proxy solicitor, at 1-800-290-6424.

Q:       HOW CAN I VOTE MY SHARES OF BENEFICIAL INTEREST?

A: Please choose one of the following options to vote your shares of beneficial interest:

         o        By mail, with the enclosed proxy card;

         o By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to D.F. King, the Acquired Fund's proxy solicitor, at 1-800-290-6424;

         o        By faxing the enclosed proxy card to D.F. King, Attn.:
                  Dominic F. Maurillo, at 1-212-709-3300;

         o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

         o        In person at the Special Meeting.

Q:       WILL THE ACQUIRED FUND PAY FOR THIS PROXY SOLICITATION?

A: No. CSAM or its affiliates will bear the costs associated with approving the Plan.

                          CREDIT SUISSE CAPITAL FUNDS -
                        CREDIT SUISSE TAX EFFICIENT FUND
                              466 LEXINGTON AVENUE
                          NEW YORK, NEW YORK 10017-3140

--------------------------------------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON NOVEMBER 21, 2003
--------------------------------------------------------------------------------

         Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of Credit Suisse Tax Efficient Fund (the "Acquired Fund"), a series of Credit Suisse Capital Funds (the "Trust"), will be held at the offices of the Acquired Fund, 466 Lexington Avenue, 16th Floor, New York, New York 10017 on November 21, 2003, commencing at 4:00 p.m. for the following purposes:

         1. The shareholders of the Acquired Fund are being asked to approve an Agreement and Plan of Reorganization (the "Plan") providing that (i) the Acquired Fund would transfer to Credit Suisse Select Equity Fund, Inc. (the "Acquiring Fund") all of its assets in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, (ii) such shares of the Acquiring Fund would be distributed to shareholders of the Acquired Fund in liquidation of the Acquired Fund, and (iii) the Acquired Fund would subsequently be terminated as a series of the Trust; and

         2. To transact such other business as may properly come before the Special Meeting or any adjournment or adjournments thereof.

                 THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY
                   RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

         The Board of Trustees of the Trust has fixed the close of business on September 12, 2003 as the record date for the determination of shareholders of the Acquired Fund entitled to notice of and to vote at the Special Meeting and any adjournment or adjournments thereof. As a convenience to shareholders, you can now vote in any one of five ways:

         o        By mail, with the enclosed proxy card(s);

         o By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to D.F. King, the Acquired Fund's proxy solicitor, at 1-800-290-6424;

         o        By faxing the enclosed proxy card to D.F. King, Attn.:
                  Dominic F. Maurillo, at 1-212-709-3300;

         o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

         o        In person at the Special Meeting.

         If you have any questions regarding the proposal, please feel free to call D.F. King at 1-800-290-6424.

         SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE URGED TO (A) SIGN AND RETURN WITHOUT DELAY THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, (B) VOTE BY TELEPHONE WITH A TOLL-FREE CALL TO 1-800-290-6424, (C) VOTE THROUGH THE INTERNET USING THE ADDRESS LOCATED ON THE PROXY CARD OR (D) FAX THE ENCLOSED PROXY CARD TO D.F. KING AT 1-212-709-3300, SO THAT THEIR SHARES OF BENEFICIAL INTEREST MAY BE REPRESENTED AT THE SPECIAL MEETING. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE ACQUIRED FUND AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

         By Order of the Board of Trustees,

         /s/ Hal Liebes

         Hal Liebes
         Vice President and Secretary
         of the Acquired Fund

         October 10, 2003

            YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO
                   AVOID THE EXPENSE OF FURTHER SOLICITATION.

                       INSTRUCTIONS FOR SIGNING PROXY CARD

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

         4.       Registration

         Corporate Accounts                          Valid Signatures
         ------------------                          ----------------

         (1)  ABC Corp. ...........................  ABC Corp.

         (2)  ABC Corp. ...........................  John Doe, Treasurer

         (3)  ABC Corp.
              c/o John Doe, Treasurer .............  John Doe

         (4)  ABC Corp. Profit Sharing Plan .......  John Doe, Trustee

         Trust Accounts
         --------------

         (1)  ABC Trust. ..........................  Jane B. Doe, Trustee

         (2)  Jane B. Doe, Trustee
              u/t/d 12/28/78 ......................  Jane B. Doe

         Custodial or Estate Accounts
         ----------------------------

         (1)  John B. Smith, Cust.
              f/b/o John B. Smith, Jr. UGMA .......  John B. Smith

         (2)  John B. Smith .......................  John B. Smith, Jr.,
                                                     Executor

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                           PROSPECTUS/PROXY STATEMENT
                                OCTOBER 10, 2003

                                 PROXY STATEMENT
                        CREDIT SUISSE TAX EFFICIENT FUND
                     A SERIES OF CREDIT SUISSE CAPITAL FUNDS
                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                                 1-800-927-2874

                                   PROSPECTUS
                     CREDIT SUISSE SELECT EQUITY FUND, INC.
                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                                 1-800-927-2874

         This Prospectus/Proxy Statement is being furnished to shareholders of Credit Suisse Tax Efficient Fund (the "Acquired Fund"), a series of Credit Suisse Capital Funds (the "Trust"), an open-end, diversified management investment company organized as a Massachusetts business trust, in connection with the solicitation of proxies by the Acquired Fund's Board of Trustees for use at a Special Meeting of Shareholders to be held on November 21, 2003 at 4:00 p.m. (the "Special Meeting"), at the offices of the Acquired Fund located at 466 Lexington Avenue, 16th Floor, New York, New York 10017, or any adjournment(s) thereof. The only proposal to be considered is set forth below:

         1.   To approve an Agreement and Plan of Reorganization (the "Plan").

         Pursuant to the Plan, the Acquired Fund would transfer to Credit Suisse Select Equity Fund, Inc. (the "Acquiring Fund" and together with the Acquired Fund, the "Funds"), an open-end, non-diversified management investment company organized as a Maryland corporation, all of the Acquired Fund's assets in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund's liabilities; such shares of the Acquiring Fund would be distributed to shareholders of the Acquired Fund in liquidation of the Acquired Fund; and the Acquired Fund would subsequently be terminated as a series of the Trust (the "Acquisition").

         As noted and further described in this Prospectus/Proxy Statement, there are certain differences between the investment philosophy and policies of the Funds. THE MOST SIGNIFICANT DIFFERENCES IN THE WAY THE FUNDS ARE MANAGED ARE
THAT: (I) AS A FOCUSED FUND, THE ACQUIRING FUND GENERALLY INVESTS A GREATER PROPORTION OF ITS ASSETS IN THE SECURITIES OF A SMALLER NUMBER OF ISSUERS (NORMALLY 40-60 U.S. COMPANIES), WHILE THE ACQUIRED FUND INVESTS MORE BROADLY IN EQUITY SECURITIES OF U.S. BLUE CHIP COMPANIES; AND (II) ALTHOUGH BOTH FUNDS SEEK LONG-TERM CAPITAL APPRECIATION, THE ACQUIRED FUND SEEKS TO REDUCE, THOUGH NOT ELIMINATE, TAXABLE DISTRIBUTIONS TO SHAREHOLDERS IN ORDER TO REDUCE THE IMPACT OF

FEDERAL AND STATE INCOME TAXES ON ITS AFTER-TAX RETURNS. IN ADDITION, THE ACQUIRING FUND IS CLASSIFIED AS NON-DIVERSIFIED WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"), WHILE THE ACQUIRED FUND IS CLASSIFIED AS DIVERSIFIED. AS A NON-DIVERSIFIED FUND, THE ACQUIRING FUND IS NOT LIMITED BY THE 1940 ACT IN THE PROPORTION OF ITS ASSETS THAT IT MAY INVEST IN SECURITIES OF A SINGLE ISSUER.

         Credit Suisse Asset Management, LLC, the investment adviser for the Acquiring Fund ("CSAM"), and Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and State Street Bank and Trust Company ("State Street"), co-administrators of the Acquiring Fund, serve in the same capacities for the Acquired Fund. In addition, the Acquiring Fund has the same Board of Directors/Trustees, distributor, custodian, transfer agent, independent accountant and counsel as the Acquired Fund.

         As a result of the proposed Acquisition, shareholders of the Acquired Fund will receive that number of shares of the same class, except for Common Class shareholders who will receive load-waived Class A shares of the Acquiring Fund, having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of beneficial interest of the Acquired Fund immediately prior to the Acquisition. The expenses of the Acquisition and the costs associated with this solicitation for approval of the Plan will be borne by CSAM or its affiliates. No sales or other charges will be imposed on the shares of the Acquiring Fund received by the shareholders of the Acquired Fund in connection with the Acquisition. Former Acquired Fund Common Class shareholders will continue to be able to purchase additional Class A shares of the Acquiring Fund without a sales charge being assessed.

         This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before voting. This Prospectus/Proxy Statement is expected to first be sent to shareholders on or about October 10, 2003. A Statement of Additional Information, dated October 10, 2003, relating to this Prospectus/Proxy Statement and the Acquisition, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon oral or written request and without charge by writing to the Acquiring Fund at P.O. Box 55030, Boston, Massachusetts 02205-5030 or by calling 1-800-927-2874.

         The following documents, which have been filed with the SEC, are incorporated herein in their entirety by reference.

         o The current Common Class and Class A, B and C Prospectuses of the Acquiring Fund, dated January 1, 2003, each as supplemented as of the date hereof. The Acquiring Fund's Class A, B and C Prospectus accompanies this Prospectus/Proxy Statement.

         o The current Common Class and Class A, B and C Prospectuses of the Acquired Fund, dated August 22, 2003 and February 28, 2003, as supplemented as of the date hereof. Copies may be obtained without charge by writing to P.O. Box 55030, Boston, Massachusetts 02205-5030 or by calling 1-800-927-2874.

         o The Annual Report of the Acquired Fund for the fiscal year ended October 31, 2002 and the Semi-Annual Report of the Acquired Fund for the semi-annual period ended April 30, 2003. The Annual Report of the Acquiring Fund for the fiscal year ended August 31, 2002 and the Semi-Annual Report of the Acquiring Fund for the semi-annual period ended February 28, 2003. The Annual and Semi-Annual Reports of the Acquiring Fund accompany this Prospectus/Proxy Statement.

         Accompanying this Prospectus/Proxy Statement as Exhibit A is a copy of the form of the Plan for the proposed Acquisition.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

                                TABLE OF CONTENTS

                                                                            PAGE

PROPOSAL - APPROVAL OF THE PLAN ..........................................     5

Summary ..................................................................     5

Risk Factors .............................................................     9

Reasons for the Acquisition ..............................................    10

Fee Tables ...............................................................    12

Information About the Acquisition ........................................    15

Total Returns ............................................................    19

Ownership of the Funds ...................................................    21

Comparison of Investment Objectives and Policies .........................    22

Determination of Net Asset Value of Shares of the Acquiring Fund .........    25

Management of Each Fund ..................................................    26

Interest of CSAM in the Acquisition ......................................    27

Information on Shareholders' Rights ......................................    27

Conclusion ...............................................................    30

Required Vote ............................................................    31

ADDITIONAL INFORMATION ...................................................    31

VOTING INFORMATION .......................................................    31

OTHER BUSINESS ...........................................................    33

FINANCIAL STATEMENTS AND EXPERTS .........................................    33

ADDITIONAL MATERIALS .....................................................    33

LEGAL MATTERS ............................................................    33


EXHIBIT A: AGREEMENT AND PLAN OF REORGANIZATION ..........................   A-1

                         PROPOSAL - APPROVAL OF THE PLAN

SUMMARY

         THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS/PROXY STATEMENT, THE PLAN (A COPY OF THE FORM OF THE PLAN IS ATTACHED TO THIS PROSPECTUS/PROXY STATEMENT AS EXHIBIT A), THE PROSPECTUSES OF THE ACQUIRED FUND, THE STATEMENT OF ADDITIONAL INFORMATION OF THE ACQUIRED FUND, THE PROSPECTUS OF THE ACQUIRING FUND AND THE STATEMENT OF ADDITIONAL INFORMATION OF THE ACQUIRING FUND.

         PROPOSED ACQUISITION. The Plan provides for the acquisition of all of the assets and liabilities of the Acquired Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund. The Plan also calls for the distribution of shares of the Acquiring Fund to the Acquired Fund's shareholders in liquidation of the Acquired Fund. As a result of the Acquisition, each shareholder of a class of shares of beneficial interest of the Acquired Fund will become the owner of that number of full and fractional shares of the same class of the Acquiring Fund, except for Common Class shareholders who will receive Class A shares of the Acquiring Fund, having an aggregate net asset value ("NAV") equal to the aggregate net asset value of such shareholder's shares of beneficial interest in the Acquired Fund as of the close of business on the date that the Acquired Fund's assets and liabilities are exchanged for shares of the Acquiring Fund. See "Information About the Acquisition - Agreement and Plan of Reorganization."

         Because the Acquired Fund is a series of the Trust, it does not have a Board of Trustees separate from the other series of the Trust. Accordingly, when we refer to the "Trustees of the Acquired Fund" or the "Board of Trustees of the Acquired Fund" elsewhere in this Prospectus/Proxy Statement, we mean the Trustees and Board of Trustees of the Trust.

         For the reasons set forth below under "Reasons for the Acquisition," the Board of Trustees of the Acquired Fund, including the Trustees of the Acquired Fund who are not "interested persons" (the "Independent Trustees"), as that term is defined in the 1940 Act, has unanimously concluded that the Acquisition would be in the best interests of its shareholders and that the interests of its existing shareholders will not be diluted as a result of the transaction contemplated by the Acquisition. The Board of Trustees of the Acquired Fund therefore has submitted the Plan for approval by its shareholders. The Board of Directors of the Acquiring Fund has also reached similar conclusions and approved the Acquisition with respect to the Acquiring Fund.

         Approval of the Acquisition requires the affirmative vote of a majority of the outstanding shares of beneficial interest of the Acquired Fund, in the aggregate without regard to class, present in person or represented by proxy. See "Voting Information." If shareholders of the Acquired Fund approve the Acquisition, the Acquired Fund will be liquidated upon consummation of the Acquisition and subsequently terminated as a series of the Trust. In the event the Plan is not approved, the Board of Trustees of the Acquired Fund will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

         TAX CONSEQUENCES. Prior to completion of the Acquisition, the Acquired Fund and the Acquiring Fund will have received an opinion of counsel that, as a result of the Acquisition, no gain or loss will be recognized by the shareholders of the Acquired Fund for federal income tax purposes and generally the Acquired Fund will not recognize gain or loss for such purposes. The holding period and aggregate tax basis of the Acquiring Fund shares received by an Acquired Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of beneficial interest of the Acquired Fund exchanged therefor by such shareholder. In addition, the holding period and aggregate tax basis of the assets of the Acquired Fund in the hands of the Acquiring Fund as a result of the Acquisition, will generally be the same as in the hands of the Acquired Fund immediately prior to the Acquisition.

         INVESTMENT OBJECTIVES AND POLICIES. As noted and further described in the attached Prospectus/Proxy Statement, there are certain differences between the investment philosophy and policies of the Funds. The investment objective of the Acquiring Fund is long-term capital appreciation. To pursue its investment objective, under normal market conditions, the Acquiring Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. equity securities. The Acquiring Fund invests in securities of 40-60 large capitalization U.S. companies. The "top ten" (largest company holdings) in the Acquiring Fund's portfolio may account for 40% or more of the fund's assets.

         The Acquiring Fund's portfolio managers search for industry sectors with favorable economic profit trends and may focus the portfolio in these sectors. The Acquiring Fund's portfolio managers use both traditional value-based analyses (such as price/book ratio), as well as the economic profit of a company measured by its cash flow relative to its capital assets. In choosing securities, the Acquiring Funds' portfolio managers look for companies that (i) earn rates of return exceeding their risk-adjusted costs of capital, as opposed to earning more than they have spent (accounting profits), (ii) create shareholder value by gaining the most from their investment spending, or use their cost of capital as a competitive advantage and (iii) have current market valuations that do not fully recognize future economically profitable growth.

         The investment objective of the Acquired Fund is long-term capital appreciation on an after-tax basis. To pursue its investment objective, the Acquired Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. blue chip companies. Blue chip companies are those which, at the time of purchase, are represented in the S&P 500 Index. If some companies cease to be represented in the S&P 500 Index after purchase, the Acquired Fund may continue to hold such securities. The Acquired Fund seeks to reduce, though not eliminate, taxable distributions to shareholders by following strategies designed to reduce the impact of federal and state income taxes on its after-tax returns. The Acquired Fund is "sector neutral" meaning that its investments are allocated in proportion to the sector allocation of the S&P 500 Index, with the exception of electric and gas utilities sectors.

         In choosing securities, the Acquired Fund's portfolio manager looks at a number of factors, including (i) the reliability and effectiveness of management, (ii) whether the issuer is a leader in its business segment, (iii) whether the price of the security is attractive compared to its competitors,
(iv) whether the company is expected to generate above-average growth rates and
(v) the economic and political outlook.

         THE MOST SIGNIFICANT DIFFERENCES IN THE WAY THE FUNDS ARE MANAGED ARE
THAT: (I) AS A FOCUSED FUND, THE ACQUIRING FUND GENERALLY INVESTS A GREATER PROPORTION OF ITS ASSETS IN THE SECURITIES OF A SMALLER NUMBER OF ISSUERS (NORMALLY 40-60 U.S. COMPANIES), WHILE THE ACQUIRED FUND INVESTS MORE BROADLY IN EQUITY SECURITIES OF U.S. BLUE CHIP COMPANIES; AND (II) ALTHOUGH BOTH FUNDS SEEK LONG-TERM CAPITAL APPRECIATION, THE ACQUIRED FUND SEEKS TO REDUCE, THOUGH NOT ELIMINATE, TAXABLE DISTRIBUTIONS TO SHAREHOLDERS IN ORDER TO REDUCE THE IMPACT OF FEDERAL AND STATE INCOME TAXES ON ITS AFTER-TAX RETURNS. IN ADDITION, THE ACQUIRING FUND IS CLASSIFIED AS NON-DIVERSIFIED WITHIN THE MEANING OF THE 1940 ACT, WHILE THE ACQUIRED FUND IS CLASSIFIED AS DIVERSIFIED. AS A NON-DIVERSIFIED FUND, THE ACQUIRING FUND IS NOT LIMITED BY THE 1940 ACT IN THE PROPORTION OF ITS ASSETS THAT IT MAY INVEST IN SECURITIES OF A SINGLE ISSUER.

         PURCHASE AND REDEMPTION PROCEDURES. Except as otherwise indicated in this section, the Funds have similar policies with respect to purchases and redemptions. Common Class shares of beneficial interest of the Acquired Fund are closed to new investments. Class A shares of the Acquiring Fund may be purchased through securities dealers. Class A shares of the Acquiring Fund may be purchased at the NAV per share plus an initial sales charge imposed at the time of purchase and may be subject to a contingent deferred sales charge in cases where the initial sales charge was not applied because of the size of the purchase. However, the Class A shares acquired by Acquired Fund Common Class shareholders will not be subject to any sales charge and former Acquired Fund Common Class shareholders will be able to acquire additional Class A shares of the Acquiring Fund without a sales charge being assessed. The purchase and redemption procedures available to shareholders of all of the other classes of the Acquiring Fund are identical to those available to shareholders of the same class of the Acquired Fund.

         You should also note that certain brokers who distribute shares of beneficial interest of the Acquired Fund may not distribute shares of the Acquiring Fund. The Prospectus of the Acquiring Fund provide additional information on purchasing shares of the Acquiring Fund.

         SALES CHARGES. Common Class shares of beneficial interest of the Acquired Fund are not subject to an initial sales charge or a contingent deferred sales charge ("CDSC"), but are subject to a 12b-1 fee of 0.25% per annum of average daily net assets. The price of Class A shares for each of the Funds is the NAV plus the initial sales charge. The sales charge for Class A shares begins at 5.75% for purchases below $50,000 and is gradually reduced to zero if $1,000,000 or more is purchased. The Class A shares issued to Acquired Fund Common Class shareholders will be "load-waived," meaning that they are not subject to any sales charge. The Class B and Class C shares of the Funds may be purchased at the NAV price, although a CDSC may be applied. Class B shares have a diminishing CDSC (4% for the first year and 0% after the fourth year) and become Class A shares after eight years. Class C shares have a 1% CDSC charge if you redeem those shares within 1 year of purchase; Class C shares do not convert into any other class. Class A shares of each of the Funds are subject to a 12b-1 fee of 0.25%. The Class B and Class C shares of the Funds are each subject to a 12b-1 fee of 1.00% per annum of average daily net assets. Each Fund has a compensation type 12b-1 plan in which the distributor receives the distribution fee regardless of the cost of the distribution activities performed. See "Fee Table" below.

         EXCHANGE PRIVILEGES. The exchange privileges available to shareholders of a class of the Acquiring Fund are identical to those available to shareholders of the same class of the Acquired Fund. Shareholders of each Fund may exchange at NAV all or a portion of their shares for shares of the same class of other mutual funds in the Credit Suisse family of funds at their respective NAVs, provided that such fund offers the relevant class of shares. Exchanges of Class A, B and C shares may be effected through an investor's financial representative. A sales charge differential may apply. Exchanges must satisfy the minimum dollar amount necessary for new purchases in the fund in which shares are being purchased. The Funds reserve the right to refuse exchange purchases by any person or group, if in CSAM's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when a Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The exchange privilege may be modified or terminated at any time upon 60-days' notice to shareholders.

         The exchange privilege is available to shareholders residing in any state in which the relevant fund's shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. No initial sales charge is imposed on the shares being acquired in an exchange.

         DIVIDENDS. The Acquiring Fund and the Acquired Fund distribute substantially all of their respective net investment income and net realized capital gains, if any, to their respective shareholders. All distributions are reinvested in the form of additional full and fractional shares of the relevant class of the Fund unless a shareholder elects otherwise. Each Fund typically declares and pays dividends, if any, from net investment income at least annually. Net realized capital gains, if any, of each Fund are typically distributed at least annually. The Acquired Fund will pay a dividend of undistributed net investment income and capital gains, if any, immediately prior to the Closing Date. The amount of any dividend actually paid prior to the Closing Date will vary depending on a number of factors, such as changes in the value of the Acquired Fund's holdings and net redemptions of the Acquired Fund's shares of beneficial interest. If determined as of August 15, 2003, the Acquired Fund would have distributed $133,768 or $0.02 per share. See "Dividend and Distribution Information" in the accompanying Prospectus of the Acquiring Fund.

         APPRAISAL RIGHTS. Under the laws of the Commonwealth of Massachusetts, shareholders of the Acquired Fund do not have appraisal rights in connection with a combination or acquisition of the assets of the Acquired Fund by another entity. In addition, under the laws of the State of Maryland, shareholders of the Acquiring Fund do not have appraisal rights in connection with a combination or acquisition of the assets of the Acquiring Fund. Shareholders of the Acquired Fund may, however, redeem their shares at NAV prior to the date of the Acquisition (subject only to certain restrictions set forth in the 1940 Act). See "Information on Shareholders' Rights - Voting Rights."

RISK FACTORS

         The principal risk factor affecting both the Acquiring Fund and the Acquired Fund is market risk. The other principal risk factor of the Acquiring Fund relates to its non-diversified status, which may result in the Acquiring Fund being subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified. The Acquired Fund is also subject to the principal risk of tax awareness, which means that, in seeking capital appreciation on an after-tax basis, the Acquired Fund could make decisions which do not, on an after-tax basis, maximize the return for the fund or certain shareholders, particularly shareholders who invest through tax-advantaged vehicles.

         The Acquiring Fund has greater exposure to the risks of investing in foreign securities than the Acquired Fund as the Acquiring Fund may invest up to 20% of its net assets in foreign securities, while the Acquired Fund may invest up to 10% of its total assets in such securities. The Acquiring Fund has greater exposure to the risks of investing in restricted and other illiquid securities than the Acquired Fund as the Acquiring Fund may invest up to 15% of its net assets in restricted and other illiquid securities, while the Acquired Fund may invest up to 10% of its net assets in such securities. The Acquiring Fund has greater exposure to the risks of investing in when-issued securities and forward commitments than the Acquired Fund as the Acquiring Fund may invest up to 25% of its net assets in when-issued securities and forward commitments, while the Acquired Fund is permitted, but not expected, to invest to a significant extent in such securities.

         The Acquired Fund has greater exposure to the risks of investing in investment-grade debt securities than the Acquiring Fund as the Acquired Fund may invest up to 20% of its net assets in investment-grade debt securities, while the Acquiring Fund is permitted, but not expected, to invest to a significant extent in such securities. The Acquired Fund has greater exposure to the risks of investing in both options and warrants than the Acquiring Fund as the Acquired Fund may invest up to 5% of its total assets in both options and warrants, while the Acquiring Fund is permitted, but not expected, to invest to a significant extent in such securities. The Acquired Fund has greater exposure to the risks of investing in short sales "against the box" than the Acquiring Fund as the Acquired Fund may invest up to 10% of its net assets in short sales "against the box", while the Acquiring Fund is permitted, but not expected, to invest to a significant extent in such securities. See the accompanying Prospectus of the Acquiring Fund for a complete discussion of the risks of investing in the Acquiring Fund.

REASONS FOR THE ACQUISITION

         The Board of Trustees of the Acquired Fund has unanimously determined that it is in the best interest of the Acquired Fund to effect the Acquisition. In reaching this conclusion, the Board considered a number of factors, including the following:

         1. the Acquisition will result in a single larger fund seeking long-term capital appreciation through investments in a limited number of U.S. companies;

         2. while the gross expense ratio of the combined entity is expected to be slightly higher than that of the Acquired Fund, the net expense ratio of the combined entity is expected to be lower than that of the Acquired Fund;

         3. the Acquisition will eliminate any confusion in the marketplace associated with having two funds managed by CSAM investing in large capitalization core equity securities;

         4. the Acquisition should increase efficiencies, eliminating one of the two sets of prospectuses, reports to shareholders and other documents required if the Acquired and Acquiring Funds remained separate, although there is no guarantee that the combined fund will realize such efficiencies;

         5.       the terms and conditions of the Acquisition;

         6. the larger combined asset base could produce portfolio management benefits, such as the ability to command more attention from brokers and underwriters of securities in which the Funds invest than either Fund currently enjoys, although the primary beneficiary will be the Acquiring Fund;

         7. that the investment adviser for the Acquiring Fund is the same as that of the Acquired Fund;

         8. that, in selecting investments, both Funds are now relying on the research provided by CSAM whereas, in the past, the Acquired Fund had primarily utilized research from other sources;

         9. that CSAM had indicated that in their view, the tax efficient strategy of the Acquired Fund had become less attractive to investors due to recent tax law changes;

         10. the federal tax consequences of the Acquisition, and that a legal opinion will be rendered that no gain or loss will be recognized by the shareholders of the Acquired Fund or by the Acquiring Fund for federal income tax purposes as a result of the Acquisition and that the Acquired Fund generally will not recognize gain or loss for such purposes;

         11. that the interests of shareholders of the Acquired Fund will not be diluted as a result of the Acquisition;

         12. that the expenses of the Acquisition will be borne by CSAM or its affiliates; and

         13. that no sales or other charges will be imposed in connection with the Acquisition.

         In considering the Acquisition, the Board of Trustees noted that the Acquiring Fund may have greater volatility and risk due to its non-diversified status. They also were cognizant of the fact that the Acquiring Fund is not managed in a manner designed to produce tax efficiencies for investors, recognizing, however, that the large amount of capital loss carryovers of the combined fund (estimated to be approximately $17.1 million) is likely to reduce taxable capital gains distributions for a period of time (although the use of such losses after the Acquisition may be subject to certain restrictions). Finally, the Trustees were aware that the advisory fee for the Acquiring Fund does not contain a breakpoint as does the fee for the Acquired Fund, which would result in CSAM being paid a higher fee should assets of the combined fund exceed $100 million. However, the Trustees noted CSAM's historic willingness to waive fees and reimburse expenses in order to maintain a competitive return and that CSAM had waived its entire fee and had reimbursed $244,784 in Acquiring Fund expenses for the 12 months ended June 30, 2003.

         In light of the foregoing, the Board of Trustees of the Acquired Fund, including the Independent Trustees, has determined that it is in the best interests of the Acquired Fund and its shareholders to effect the Acquisition. The Board of Trustees of the Acquired Fund has also determined that the Acquisition would not result in dilution of the interests of the Acquired Fund's shareholders. In making these determinations, the Board of Trustees did not give equal weight to each factor.

         The Board of Directors of the Acquiring Fund has determined that it is advantageous to the Acquiring Fund to effect the Acquisition. The Board of Directors of the Acquiring Fund considered, among other things, the terms and conditions of the Acquisition and representations that the Acquisition would be effected as a tax-free reorganization. Accordingly, the Board of Directors of the Acquiring Fund, including a majority of the Independent Directors, has determined that the Acquisition is in the best interests of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's shareholders would not be diluted as a result of the Acquisition.

                                   FEE TABLES

         Following are two tables showing expected fees and expenses for the 12 months ending October 31, 2003, for the Common Class, Class A, Class B and Class C shares of the Acquired Fund, holders of which will receive the corresponding class of the Acquiring Fund, except for Common Class shareholders who will receive load-waived Class A shares of the Acquiring Fund, upon the closing of the Acquisition, and the expected fees and expenses for the 12 months ending August 31, 2003, for the Class A, Class B and Class C shares of the Acquiring Fund before and after giving effect to the Acquisition. The tables do not reflect charges that institutions and financial intermediaries may impose on their customers.

                    BEFORE FEE WAIVERS AND/OR REIMBURSEMENTS

                                   ACQUIRED    ACQUIRED    ACQUIRING
                                     FUND        FUND         FUND     PRO FORMA

                                   COMMON
                                    CLASS       CLASS A      CLASS A    CLASS A
--------------------------------------------------------------------------------
SHAREHOLDER FEES:

Maximum sales charge imposed
on purchase (as a percentage of
offering price)                      None       5.75%*       5.75%*      5.75%*

Maximum deferred sales charge
(as a percentage of original
purchase price, or redemption
proceeds, as applicable)             None        None         None        None

ANNUAL FUND OPERATING EXPENSES
(DEDUCTED FROM FUND ASSETS)

Management Fee                       .75%        .75%         .75%        .75%

Distribution and Service
(12b-1) fee                          .25%        .25%         .25%        .25%

Other Expenses                       .68%        .68%        3.40%        .69%

TOTAL ANNUAL FUND
OPERATING EXPENSES**                1.68%       1.68%        4.40%       1.69%
--------------------------------------------------------------------------------

                           ACQUIRED  ACQUIRING    PRO    ACQUIRED   ACQUIRING    PRO
                             FUND      FUND      FORMA     FUND       FUND      FORMA

                            CLASS B   CLASS B   CLASS B   CLASS C    CLASS C   CLASS C
--------------------------------------------------------------------------------------
SHAREHOLDER FEES:

Maximum sales charge
imposed on purchase
(as a percentage of
offering price)               None     None      None       None       None     None

Maximum deferred
sales charge (as a
percentage of original
purchase price, or
redemption proceeds,
as applicable)                  4%       4%        4%         1%         1%       1%

ANNUAL FUND OPERATING
EXPENSES (DEDUCTED
FROM FUND ASSETS)

Management Fee                .75%     .75%      .75%       .75%       .75%     .75%

Distribution and Service
(12b-1) fee                  1.00%    1.00%     1.00%      1.00%      1.00%    1.00%

Other Expenses                .68%    3.40%      .69%       .68%      3.40%     .69%

TOTAL ANNUAL FUND
OPERATING EXPENSES**         2.43%    5.15%     2.44%      2.43%      5.15%    2.44%
--------------------------------------------------------------------------------------


-------------------

* Although the Class A shares impose a maximum sales charge of 5.75%, this charge does not apply to Class A shares received in the Acquisition or additional Class A shares of the Acquiring Fund purchased by former Acquired Fund Common Class shareholders.

** Expected fees and expenses for the 12 months ending October 31, 2003 (after fee waivers and/or expense reimbursements or credits) are shown below. Fee waivers and expense reimbursements or credits are expected to reduce expenses for the Funds but may be discontinued at any time:

                     AFTER FEE WAIVERS AND/OR REIMBURSEMENTS

                                    ACQUIRED    ACQUIRED    ACQUIRING      PRO
                                      FUND        FUND        FUND        FORMA

                                    Common
                                     Class      Class A      Class A     Class A
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(DEDUCTED FROM FUND ASSETS)

Management Fee                        .42%        .42%         .00%        .36%

Distribution and Service (12b-1) fee  .25%        .25%         .25%        .25%

Other Expenses                        .68%        .68%        1.05%        .69%

Total Annual Operating Expenses      1.68%       1.68%        4.40%       1.69%

Voluntary Fee Waiver                  .33%        .33%        3.10%        .39%

NET ANNUAL FUND OPERATING EXPENSES   1.35%       1.35%        1.30%       1.30%
--------------------------------------------------------------------------------

                                    ACQUIRED  ACQUIRING   PRO     ACQUIRED  ACQUIRING   PRO
                                       FUND      FUND     FORMA     FUND       FUND     FORMA

                                     CLASS B   CLASS B   CLASS B   CLASS C   CLASS C   CLASS C
----------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(DEDUCTED FROM FUND ASSETS)

Management Fee                         .42%      .00%      .36%      .42%      .00%      .36%

Distribution and Service (12b-1) fee  1.00%     1.00%     1.00%     1.00%     1.00%     1.00%

Other Expenses                         .68%     1.05%      .69%      .68%     1.05%      .69%

Total Annual Operating Expenses       2.43%     5.15%     2.44%     2.43%     5.15%     2.44%

Voluntary Fee Waiver                   .33%     3.10%      .39%      .33%     3.10%      .39%

NET ANNUAL FUND
OPERATING EXPENSES                    2.10%     2.05%     2.05%     2.10%     2.05%     2.05%
----------------------------------------------------------------------------------------------


EXAMPLES

         The following examples are intended to assist an investor in understanding the various costs that an investor in each Fund will bear directly or indirectly. The examples assume payment of operating expenses at the levels set forth in the tables presented above (in each case before fee waivers and expense reimbursements) and that all dividends and distributions are reinvested. The examples also assume that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assume that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         One Year      Three Years      Five Years     10 Years

  ACQUIRED FUND

  Common Class            $171            $530             $913         $1,987

  Class A (with or
  without redemption)     $736          $1,074           $1,435         $2,448

  Class B (redemption at
  end of period)          $646            $958           $1,296         $2,581

  Class B (no redemption) $246            $758           $1,296         $2,581

  Class C (redemption at
  end of period)          $346            $758           $1,296         $2,766

  Class C (no redemption) $246            $758           $1,296         $2,766

  ACQUIRING FUND

  Class A (with or
  without redemption)     $991          $1,830           $2,680         $4,849

  Class B (redemption at
  end of period)          $915          $1,742           $2,565         $4,970

  Class B (no redemption) $515          $1,542           $2,565         $4,970

  Class C (redemption at
  end of period)          $615          $1,542           $2,565         $5,112

  Class C (no redemption) $515          $1,542           $2,565         $5,112

                         One Year      Three Years      Five Years     10 Years

  COMBINED FUND PRO FORMA

  Class A (with or
  without redemption)     $737          $1,077           $1,440         $2,458

  Class B (redemption at
  end of period)          $647            $961           $1,301         $2,591

  Class B (no redemption) $247            $761           $1,301         $2,591

  Class C (redemption at
  end of period)          $347            $761           $1,301         $2,776

  Class C (no redemption) $247            $761           $1,301         $2,776
--------------------------------------------------------------------------------

INFORMATION ABOUT THE ACQUISITION

         AGREEMENT AND PLAN OF REORGANIZATION. The following summary of the Plan is qualified in its entirety by reference to the form of the Plan (Exhibit A hereto). The Plan provides that the Acquiring Fund will acquire all of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund on the Closing Date. The Closing Date is expected to be on or about December 5, 2003.

         Prior to the Closing Date, the Acquired Fund will endeavor to discharge all of its known liabilities and obligations, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund will assume all liabilities, expenses, costs, charges and reserves, including those liabilities reflected on an unaudited statement of assets and liabilities for the Acquired Fund, as of the close of regular trading on The New York Stock Exchange, Inc. ("NYSE"), currently 4:00 p.m., New York City time, on the Closing Date, in accordance with generally accepted accounting principles consistently applied from the prior audited period. The NAV per share of each class of each Fund will be calculated by determining the total assets attributable to such class, subtracting the relevant class' pro rata share of the actual and accrued liabilities of the Fund and the liabilities specifically allocated to that class of shares, and dividing the result by the total number of outstanding shares of the relevant class. Each Fund will utilize the procedures set forth in its respective current Prospectuses or Statement of Additional Information to determine the value of its respective portfolio securities and to determine the aggregate value of each Fund's portfolio.

         On or as soon after the Closing Date as conveniently practicable, the Acquired Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the shares of the Acquiring Fund received by the Acquired Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Acquired Fund's shareholders on the share records of the Acquiring Fund's transfer agent. Each account will represent the number of shares of the Acquiring Fund due to the Acquired Fund's shareholders calculated in accordance with the Plan. After such distribution and the winding up of its affairs, the Acquired Fund will terminate as a series of the Trust.

         The consummation of the Acquisition is subject to the conditions set forth in the Plan, including approval of the Plan by the Acquired Fund's shareholders. Notwithstanding approval by the shareholders of the Acquired Fund, the Plan may be terminated at any time at or prior to the Closing Date: (i) by mutual agreement of the Acquired Fund and the Acquiring Fund; (ii) by the Acquired Fund, in the event the Acquiring Fund shall, or by the Acquiring Fund, in the event the Acquired Fund shall, materially breach any representation, warranty or agreement contained in the Plan to be performed at or prior to the Closing Date; or (iii) if a condition to the Plan expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met within a reasonable time.

         Pursuant to the Plan, the Acquiring Fund has agreed to indemnify and advance expenses to each Trustee or officer of the Acquired Fund against money damages incurred in connection with any claim arising out of such person's services as a Trustee or officer with respect to matters specifically relating to the Acquisition, except by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties in the conduct of his or her office.

         Approval of the Plan requires the affirmative vote of a majority of the outstanding shares of the Acquired Fund, in the aggregate without regard to class, present in person or represented by proxy. Shareholders of the Acquired Fund are entitled to one vote for each share of beneficial interest. If shareholders of the Acquired Fund approve the Acquisition, the Acquired Fund will be liquidated upon consummation of the Acquisition and subsequently terminated as a series of the Trust. In the event the Plan is not approved, the Board of Trustees of the Acquired Fund will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

         DESCRIPTION OF THE ACQUIRING FUND SHARES. Shares of the Acquiring Fund will be issued to the Acquired Fund in accordance with the procedures detailed in the Plan and as described in the Acquiring Fund's Prospectus and Statement of Additional Information. The Acquiring Fund, like the Acquired Fund, will not issue share certificates to its shareholders. See "Information on Shareholders' Rights" and the Prospectus of the Acquiring Fund for additional information with respect to the shares of the Acquiring Fund.

         The Acquiring Fund has authorized six classes of common stock, called Common Class, Advisor Class, Institutional Class, Class A, Class B and Class C shares. Shareholders of the Acquired Fund will be issued the corresponding class of shares of the Acquiring Fund, except for Common Class shareholders who will receive Class A shares of the Acquiring Fund. No shareholders will receive Common Class, Advisor Class or Institutional Class shares of the Acquiring Fund under the Acquisition. Shares of each class of the Acquiring Fund represent equal pro rata interests in the Acquiring Fund within each such class and accrue dividends and calculate NAV and performance quotations in the same manner. The

Acquiring Fund intends to continuously offer Class A, Class B and Class C shares after consummation of the Acquisition.

         FEDERAL INCOME TAX CONSEQUENCES. The closing of the Acquisition is conditioned upon the receipt by the Funds of an opinion from Willkie Farr & Gallagher, counsel to the Funds, to the effect that, based upon certain facts, assumptions and representations, the Acquisition will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Acquisition constitutes a tax-free reorganization, no gain or loss will be recognized by the Acquired Fund shareholders as a result of their exchange of shares of beneficial interest pursuant to the Acquisition and no gain or loss will generally be recognized by the Acquired Fund and the Acquiring Fund as a result of the Acquisition. This opinion, in substance, will state that for U.S. federal income tax purposes:

         (1) the transfer of all of the Acquired Fund assets to the Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, and the distribution of the Acquiring Fund shares to the shareholders of the Acquired Fund in exchange for their shares of beneficial interest of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

         (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

         (3) except for gain or loss regularly attributable to the termination of the Acquired Fund's taxable year, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund shares the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund shares to the Acquired Fund's shareholders in exchange for their shares of beneficial interest of the Acquired Fund;

         (4) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of their shares of beneficial interest of the Acquired Fund for Acquiring Fund shares or upon the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

         (5) the aggregate tax basis of the Acquiring Fund shares received by each of the Acquired Fund's shareholders pursuant to the Acquisition will be the same as the aggregate tax basis of shares of beneficial interest of the Acquired Fund held by such shareholder immediately prior to the Acquisition, and the holding period of the Acquiring Fund shares to be received by each shareholder of the Acquired Fund will include the period during which the shares of beneficial interest of the Acquired Fund exchanged therefor were held by such shareholder (provided that the Acquired Fund shares of beneficial interest were held as capital assets on the date of the Acquisition); and

         (6) except for assets that may be revalued as a consequence of a termination of the Acquired Fund's taxable year, the tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Acquisition and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

         You should recognize that an opinion of counsel is not binding on the Internal Revenue Service ("IRS") or any court. Neither the Acquired Fund nor the Acquiring Fund will seek to obtain a ruling from the IRS regarding the tax consequences of the Acquisition. Accordingly, if the IRS sought to challenge the tax treatment of the Acquisition and was successful, neither of which is anticipated, the Acquisition could be treated, in whole or in part, as a taxable sale of assets of the Acquired Fund, followed by the taxable liquidation thereof.

         Shareholders of the Acquired Fund should consult their tax advisors regarding the effect, if any, of the proposed Acquisition in light of their individual circumstances. Since the foregoing discussion only relates to the U.S. federal income tax consequences of the Acquisition, shareholders of the Acquired Fund should also consult their tax advisors as to state, local and foreign tax consequences, if any, of the Acquisition.

CAPITALIZATION

         The following table shows the capitalization of the Acquired Fund and the Acquiring Fund as of June 30, 2003 and the capitalization of the Acquiring Fund on a pro forma basis as of the closing date of the Acquisition, after giving effect to such Acquisition.(1)

                         ACQUIRING       ACQUIRED                        PRO
                            FUND           FUND         PRO FORMA       FORMA
                          (ACTUAL)       (ACTUAL)    ADJUSTMENTS (2)  (ACTUAL)
--------------------------------------------------------------------------------

  Common                 $5,695,545     $  778,000      (778,000)   $ 5,695,545

  Class A                 1,591,262     62,052,336       778,000     64,421,648

  Class B                 1,051,706     20,067,688                   21,119,394

  Class C                   408,865      2,997,556                    3,406,421

  NET ASSET VALUE

  Common                     $11.05         $13.44           $--         $11.05

  Class A                     11.07          13.45            --          11.07

  Class B                     10.92          12.75            --          10.92

  Class C                     10.89          12.75            --          10.89

--------------------------------------------------------------------------------

                         ACQUIRING      ACQUIRED                         PRO
                            FUND          FUND         PRO FORMA        FORMA
                          (ACTUAL)      (ACTUAL)    ADJUSTMENTS (2)   (ACTUAL)
--------------------------------------------------------------------------------

  SHARES OUTSTANDING

  Common                    515,525         57,907       (57,907)       515,525

  Class A                   143,714      4,612,848     1,062,914      5,819,476

  Class B                    96,269      1,573,564       264,177      1,934,010

  Class C                    37,532        235,096        40,175        312,803

-------------------

(1) Assumes the Acquisition of the Acquired Fund had been consummated on June 30, 2003 and is for information purposes only. No assurance can be given as to how many Acquiring Fund shares will be received by shareholders of the Acquired Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of Acquiring Fund shares that actually will be received on or after such date.

(2)  Reflects the elimination of prepaid expenses from the Acquired Fund.

TOTAL RETURNS

         Performance information is shown separately for each class of each Fund. Total return is a measure of the change in value of an investment in a fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the fund rather than paid to the investor in cash. The formula for total return used by a fund is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the fund that would be purchased by a hypothetical $1,000 investment in the fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the redeemable value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year. It is assumed that with respect to Class A shares of the Acquiring Fund, the maximum initial sales charge of 5.75% was deducted at the time of investment. Total return may be stated with or without giving effect to any expense limitations in effect for a fund.

         The following table reflects the average annual total return for the 1-year, 5-year, 10-year and since inception periods ending June 30, 2003 for each Fund:

                                   1 YEAR   5 YEARS  10 YEARS  LIFE OF   INCEPTION
                                                                CLASS       DATE
----------------------------------------------------------------------------------
 ACQUIRED FUND

----------------------------------------------------------------------------------

 CLASS A (NO LOAD)                 (2.26)%   (1.82)%   7.77%    8.15%     12/15/86
----------------------------------------------------------------------------------

 CLASS A (WITH LOAD)               (7.87)%   (2.97)%   7.14%    7.76%
----------------------------------------------------------------------------------

 Return After Taxes on
 Distributions1 (no load)          (2.34)%   (2.40)%   6.38%    6.36%

----------------------------------------------------------------------------------


                                       19

                                   1 YEAR   5 YEARS  10 YEARS  LIFE OF   INCEPTION
                                                                CLASS       DATE
----------------------------------------------------------------------------------
 Return After Taxes on
 Distributions1 (with load)        (7.95)%   (3.55)%   5.75%    5.98%

----------------------------------------------------------------------------------

 Return After Taxes on
 Distributions and Sale of
 Fund Shares1 (no load)            (1.48)%   (1.57)%   6.17%    6.21%

----------------------------------------------------------------------------------

 Return After Taxes on
 Distributions and Sale of
 Fund Shares1 (with load)          (5.13)%   (2.54)%   5.59%    5.85%

----------------------------------------------------------------------------------

 COMMON CLASS (NO LOAD)            (2.26)%       N/A     N/A    (14.89)%   8/01/00

----------------------------------------------------------------------------------

 CLASS B (NO LOAD)                 (3.04)%   (2.55)%     N/A    5.23%      2/28/96

----------------------------------------------------------------------------------

 CLASS B (WITH LOAD)               (6.92)%   (2.55)%     N/A    5.23%

----------------------------------------------------------------------------------

 CLASS C (NO LOAD)                 (2.97)%       N/A     N/A    (11.65)%   2/28/00
----------------------------------------------------------------------------------

 CLASS C (WITH LOAD)               (3.94)%       N/A     N/A    (11.65)%
----------------------------------------------------------------------------------

 ACQUIRING FUND

----------------------------------------------------------------------------------

 CLASS A (NO LOAD)                 (5.08)%       N/A     N/A    (12.01)%  07/31/01
----------------------------------------------------------------------------------

 CLASS A (WITH LOAD)              (10.53)%       N/A     N/A    (14.70)%
----------------------------------------------------------------------------------

 Return After Taxes on
 Distributions1 (no load)          (5.11)%       N/A     N/A    (12.05)%

----------------------------------------------------------------------------------

 Return After Taxes on
 Distributions1 (with load)       (10.55)%       N/A     N/A    (14.74)%

----------------------------------------------------------------------------------

 Return After Taxes on
 Distributions and Sale
 of Fund Shares1 (no load)         (3.31)%       N/A     N/A    (10.13)%

----------------------------------------------------------------------------------

 Return After Taxes on
 Distributions and Sale
 of Fund Shares1 (with load)       (6.84)%       N/A     N/A    (12.37)%

----------------------------------------------------------------------------------

 CLASS B (NO LOAD)                 (5.69)%       N/A     N/A    (12.67)%  07/31/01

----------------------------------------------------------------------------------

 CLASS B (WITH LOAD)               (9.47)%       N/A     N/A    (14.04)%

----------------------------------------------------------------------------------

 CLASS C (NO LOAD)                 (6.04)%       N/A     N/A    (12.83)%  07/31/01

----------------------------------------------------------------------------------

 CLASS C (WITH LOAD)               (6.98)%       N/A     N/A    (12.83)%

----------------------------------------------------------------------------------

-------------------

n/a = Not disclosed as the classes were not in existence during all of the period indicated.

(1)  After tax returns shown are for Class A shares.

  OWNERSHIP OF THE FUNDS

         As of September 12, 2003, the officers, Trustees or Directors of the Acquiring Fund and the Acquired Fund beneficially owned as a group less than 1% of the outstanding securities of the relevant Fund. To the best knowledge of each Fund, as of September 25, 2003, no shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")), except as set forth below, owned beneficially or of record more than 5% of the outstanding shares of a class of the Funds.

                                                                  PERCENT OF
                                                                  OUTSTANDING
      NAME AND ADDRESS                 SHARES HELD              SHARES (CLASS)

ACQUIRED FUND
Brian R. Treglown
6236 N. Wayne Ave.
Chicago, IL 60660-1913                 3,657.384                 6.83% (Common)

Pershing LLC*
PO Box 2052
Jersey City, NJ 07303-2052            2,9139.000                12.73% (Class C)

ACQUIRING FUND
Charles Schwab & Co. Inc.*
Special Custody Account for the Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94014              189,537.840                38.95% (Common)

Charles Schwab & Co. Inc.*
Special Custody Account for the Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94014               35,114.330                21.62% (Class A)

ACQUIRING FUND
Merrill Lynch Pierce Fenner & Smith Inc.*
Building 1 Team A FL 2
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486           17,316.721                10.66% (Class A)

Pershing LLC*
PO Box 2052
Jersey City, NJ 07303-2052            28,304.280                17.42% (Class A)

                                                                  PERCENT OF
                                                                  OUTSTANDING
      NAME AND ADDRESS                 SHARES HELD              SHARES (CLASS)
American Enterprise Investment SVCS*
FBO 216194651
PO Box 9446
Minneapolis, MN 55440-9446             9,214.242                 5.67% (Class A)

Merrill Lynch Pierce Fenner & Smith Inc.*
Building 1 Team A FL 2
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486           18,122.390                18.41% (Class B)

Pershing LLC*
PO Box 2052
Jersey City, NJ 07303-2052            30,170.298                30.66% (Class B)

Merrill Lynch Pierce Fenner & Smith Inc.*
Building 1 Team A FL 2
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486           35,447.367                71.57% (Class C)


-------------------

* Each Fund believes these entities are not the beneficial owners of shares held of record by them.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

         The following discussion is based upon and qualified in its entirety by the disclosure in the respective Prospectuses and Statements of Additional Information of the Acquiring Fund and the Acquired Fund.

         INVESTMENT OBJECTIVES. The investment objective of the Acquiring Fund is long-term appreciation of capital. The investment objective of the Acquired Fund is long-term capital appreciation on an after-tax basis. There can be no assurance either Fund will achieve its investment objective.

         PRIMARY INVESTMENTS. The investment objective of the Acquiring Fund is long-term capital appreciation. To pursue its investment objective, under normal market conditions, the Acquiring Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. equity securities. The Acquiring Fund invests in securities of 40-60 U.S. companies. The "top ten" (largest company holdings) in the Acquiring Fund's portfolio may account for 40% or more of the Fund's assets.

         The Acquiring Fund's portfolio managers search for industry sectors with favorable economic profit trends and may focus the portfolio in these sectors. The Acquiring Fund's portfolio managers use both traditional value-based analyses (such as price/book ratio), as well as the economic profit of a company measured by its cash flow relative to its capital assets. In choosing securities, the Acquiring

Fund's portfolio managers look for companies that (i) earn rates of return exceeding their risk-adjusted costs of capital, as opposed to earning more than they have spent (accounting profits), (ii) create shareholder value by gaining the most from their investment spending, or use their cost of capital as a competitive advantage and (iii) have current market valuations that do not fully recognize future economically profitable growth.

         The Acquiring Fund may invest up to 20% of its net assets, plus any borrowings for investment purposes, in foreign securities, including dollar-denominated ADRs of foreign issuers.

         The investment objective of the Acquired Fund is long-term capital appreciation on an after-tax basis. To pursue its investment objective, the Acquired Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. blue chip companies. Blue chip companies are those which, at the time of purchase, are represented in the S&P 500 Index. If some companies cease to be represented in the S&P 500 Index after purchase, the Fund may continue to hold such securities. The Acquired Fund seeks to reduce, though not eliminate, taxable distributions to shareholders by following strategies designed to reduce the impact of federal and state income taxes on its after-tax returns. The Acquired Fund is "sector neutral" meaning that its investments are allocated in proportion to the sector allocation of the S&P 500 Index, with the exception of electric and gas utilities sectors.

         In choosing securities, the Acquired Fund's portfolio manager looks at a number of factors, including (i) the reliability and effectiveness of management, (ii) whether the issuer is a leader in its business segment, (iii) whether the price of the security is attractive compared to its competitors,
(iv) whether the company is expected to generate above-average growth rates and
(v) the economic and political outlook.

         The Acquired Fund may invest up to 20% of its nets assets in investment-grade fixed income securities to earn income when the investment manager believes that this will not compromise the Fund's investment objective. The Acquired Fund may invest up to 10% of its assets in non-U.S. securities and another 10% of its assets in restricted securities or other instruments with no ready market.

         INVESTMENT LIMITATIONS. The Acquiring Fund and the Acquired Fund have adopted certain fundamental and non-fundamental investment limitations. Fundamental investment limitations may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the relevant Fund. Each Fund has substantially similar fundamental investment limitations with the following exceptions. While the Acquired Fund has fundamental limitations which prohibit it from investing more than 10% of its net assets in restricted securities or other instruments not having a ready market, the Acquiring Fund has no stated fundamental limitation on investing in restricted securities or other instruments not having a ready market. The Acquired Fund has fundamental limitations which prohibit it from investing more than 5% of its total assets at the time an investment is made in the non-convertible preferred stock of issuers whose non-convertible preferred stock is not readily marketable, while the Acquiring Fund has no stated fundamental limitation on investing in such securities.

         CERTAIN INVESTMENT PRACTICES. For each of the following practices, this table shows the current applicable investment limitation. Risks are indicated for each practice. The specific risks associated with each of the investment practices described below are defined for the Acquiring Fund in the Acquiring Fund's Prospectus, which accompanies this Prospectus/Proxy Statement, and for the Acquired Fund in its Prospectuses.

         KEY TO TABLE:

         /x/  Permitted without limitation; does not indicate actual use

         20% Italic type (e.g., 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

         20% Roman type (e.g., 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

         / /  Permitted, but not expected to be used to a significant extent

         --   Not permitted

INVESTMENT PRACTICE                                                                         LIMIT
-------------------------------------------------------------------------------------------------------------------
                                                                                   ACQUIRING       ACQUIRED
                                                                                     FUND            FUND
-------------------------------------------------------------------------------------------------------------------
BORROWING. The borrowing of money from banks to meet redemptions or                 33 1/3%         33 1/3%
for other temporary or emergency purposes. Speculative exposure risk.

-------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES. Securities of foreign issuers. May include depositary           20%             10%
receipts. Currency, information, market, operational, political, valuation risks.

-------------------------------------------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES. Exchange-traded contracts that enable a             / /             --
fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes(1) Correlation, currency, hedged exposure, interest-rate, market, speculative exposure risks.(2)

-------------------------------------------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES. Debt securities rated within the four             / /             20%
highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Credit, interest-rate, market risks.

-------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Debt securities backed by              / /             / /
pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables. Credit, extension, interest-rate, liquidity, prepayment risks.

-------------------------------------------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES. Debt securities and convertible               / /             --
securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality.
Commonly referred to as junk bonds. Credit, information, interest-rate, liquidity, market, valuation risks.

-------------------------------------------------------------------------------------------------------------------


                                       24

INVESTMENT PRACTICE                                                                         LIMIT
-------------------------------------------------------------------------------------------------------------------
                                                                                   ACQUIRING       ACQUIRED
                                                                                     FUND            FUND
-------------------------------------------------------------------------------------------------------------------

OPTIONS. Instruments that provide a right to buy (call) or sell (put) a             / /             5%
particular security or an index of securities at a fixed price within a certain time period. A fund may purchase and write both put and call options for hedging or speculative purposes. Correlation, credit, hedged exposure, liquidity, market, speculative exposure risks.

-------------------------------------------------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS). Pooled investment vehicles that              --              / /
invest primarily in income-producing real estate or real-estate-related loans or interests. Credit, interest-rate, market risks.

-------------------------------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES. Certain securities with 10% 15%
restrictions on trading, or those not actively traded. May include private placements. Liquidity, market, valuation risks.

-------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING. Lending portfolio securities to financial institutions;         33 1/3%         33-1/3%
a fund receives cash, U.S. government securities or bank letters of credit as collateral. Credit, liquidity, market, operational risks.

-------------------------------------------------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX". A short sale where the fund owns enough              / /             10%
shares of the security involved to cover the borrowed securities, if necessary.
Liquidity, market, speculative exposure risks.

-------------------------------------------------------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES. Companies experiencing unusual developments            --              / /
affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation.
Securities of a special situation company could decline in value and hurt a fund's performance if the anticipated benefits of the special situation do not materialize. Information, market risks.

-------------------------------------------------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES. Companies with small relative market            5%              / /
capitalizations, including those with continuous operations of less than three years. Information, liquidity, market, valuation risks.

-------------------------------------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS. Placing some or all of a fund's assets in              / /             / /
investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with a fund's principal investment strategies and might prevent a fund from achieving its goal.

-------------------------------------------------------------------------------------------------------------------
WARRANTS. Options issued by a company granting the holder the right to              / /             5%
buy certain securities, generally common stock, at a specified price and usually for a limited time. Liquidity, market, speculative exposure risks.

-------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The purchase or sale of             25%             / /
securities for delivery at a future date; market value may change before delivery. Liquidity, market, speculative exposure risks.


-------------------

(1) The Funds are not obligated to pursue any hedging strategy and do not represent that these techniques are available now or will be available at any time in the future.

(2) Each Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity
     Futures Trading Commission.

DETERMINATION OF NET ASSET VALUE OF SHARES OF THE ACQUIRING FUND

         The NAV of each class of shares of the Acquiring Fund is determined at the close of regular trading on the NYSE (usually 4 p.m., New York City Time) each day the NYSE is open for business. It is calculated by dividing a class's total assets less its liabilities, by the number of shares of such class outstanding. The

Acquiring Fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value. Some securities of the Acquiring Fund may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the Acquiring Fund does not compute its price. This could cause the value of the Acquiring Fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

MANAGEMENT OF EACH FUND

         CSAM, located at 466 Lexington Avenue, 16th Floor, New York, New York 10017-3140, provides investment advisory services to each of the Funds under separate advisory agreements. The specific persons at CSAM who are responsible for the day-to-day management of the Acquiring Fund are D. Susan Everly and Sheryl M. Hempel and are described in the Prospectus of the Acquiring Fund, which accompanies this Prospectus/Proxy Statement. Hugh Neuberger manages the Acquired Fund.

         In addition, State Street and CSAMSI provide accounting and co-administrative services as applicable to each Fund. State Street became co-administrator to the Acquiring Fund on June 1, 2002 and to the Acquired Fund on July 1, 2002. Prior to that, PFPC, Inc. served as co-administrator to the Funds. Boston Financial Data Services, Inc. acts as the shareholder servicing agent, transfer agent and dividend disbursing agent for each Fund. State Street serves as custodian of each of the Funds' assets pursuant to a custodian agreement. PricewaterhouseCoopers LLP serves as independent auditors for each of the Funds.

         The Acquiring Fund pays CSAM a management fee of .75% of its average daily net assets, while the Acquired Fund pays CSAM a management fee of .75% on the first $100 million of its average daily net assets and .50% on amounts of its average daily net assets above $100 million. In addition to the management fee, the Acquired Fund pays a co-administration fee to CSAMSI of .10% of its average daily net assets, while the Acquiring Fund pays a co-administration fee to CSAMSI of .05% of its average daily net assets. Each Fund pays State Street a fee calculated at the annual rate of its pro-rated share of .05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .02% of the Fund Complex's average daily net assets in excess of $10 billion, exclusive of out-of-pocket expenses. Importantly, the Acquisition will result in a slightly higher gross annual expense ratio, but a lower net annual operating expense ratio for shareholders of the Acquired Fund. The net annual operating expense ratio is reduced by a voluntary waiver, which can be discontinued at any time.

         Each class of shares of a Fund bears its proportionate share of fees payable to CSAM, CSAMSI and State Street in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. These fees are calculated at an annual rate based on a percentage of a Fund's average daily net assets.

INTEREST OF CSAM IN THE ACQUISITION

         CSAM may be deemed to have an interest in the Plan and the Acquisition because it provides investment advisory services to each Fund. CSAM receives compensation from each Fund for services it provides pursuant to separate advisory agreements. The terms and provisions of the current arrangements with CSAM are described in each Fund's Prospectuses and Statement of Additional Information. Future growth of the assets of the Acquiring Fund, if any, can be expected to increase the total amount of fees payable to CSAM and its affiliates. Even in the absence of asset growth, however, the combination of the two funds will result in an increase in advisory fees received by CSAM (estimated to be $384,562 as of June 30, 2003), due to the fact that CSAM's fee waivers and expense reimbursements for the Acquiring Fund will substantially decrease. Also, the Acquired Fund pays CSAM a management fee of .75% on the first $100 million of its average daily net assets and .50% on amounts of its average daily net assets above $100 million, while the management fee for the Acquiring Fund does not have any breakpoints. CSAM may also be deemed to have an interest in the Plan and the Acquisition because, as of September 25, 2003, it or one or more of its affiliates possessed or shared voting power or investment power as a beneficial owner or as a fiduciary on behalf of its customers or employees in the Acquired Fund (see "Information About the Acquisition - Share Ownership of the Funds" above). CSAM and its affiliates have advised the Acquired Fund that they intend to vote the shares over which they have voting power at the Special Meeting in the manner instructed by the customers for which such shares are held. As of September 25, 2003, CSAM had discretionary power to dispose of securities over accounts which held in the aggregate 1,767.285 shares of beneficial interest which is less than 1% of the Acquired Fund's outstanding shares of beneficial interest. See "Voting Information."

         CSAM may also be deemed to have an interest in the Plan and the Acquisition because CSAMSI serves as the co-administrator and distributor for each Fund. As such, CSAMSI receives compensation for its services.

INFORMATION ON SHAREHOLDERS' RIGHTS

         GENERAL. The Acquiring Fund and the Trust are each an open-end management investment company registered under the 1940 Act. The Acquired Fund is a series of the Trust, a Massachusetts business trust, that was formed on November 26, 1985 and is governed by its Amended and Restated Agreement and Declaration of Trust ("Declaration of Trust"), Bylaws and Board of Trustees. The Acquired Fund is a Maryland corporation that was incorporated on July 31, 1998 and is governed by its Articles of Incorporation, Bylaws and Board of Directors.

Each Fund is governed by applicable state and federal law. The Acquiring Fund has an authorized capital of six billion shares of common stock with a par value of $.001 per share; one billion shares are designated Common Class, one billion shares are designated Advisor Class, one billion shares are designated Institutional Class, one billion shares are designated Class A shares, one billion shares are designated Class B shares and one billion shares are designated Class C shares. The Acquired Fund has an unlimited number of transferable shares of beneficial interest with par value of $.001 per share. In each Fund, shares represent interests in the assets of the relevant Fund and have identical voting, dividend, liquidation and other rights (other than as set forth below) on the same terms and conditions except that expenses related to the distribution of each class of shares of the relevant Fund are borne solely by such class and each class of shares has exclusive voting rights with respect to provisions of such Fund's Rule 12b-1 distribution plan, if any, pertaining to that particular class.

         MULTI-CLASS STRUCTURE. The Acquiring Fund and the Acquired Fund are authorized to offer multiple classes. Each of the Acquiring Fund and the Acquired Fund offers Common Class, Class A, Class B and Class C shares. The Acquiring Fund expects to continue to offer shares of its Class A, Class B and Class C shares following the Acquisition. The Acquiring Fund's Common Class shares are closed to new investors (with very limited exceptions).

         DIRECTORS/TRUSTEES. The Amended and Restated Declaration of Trust of the Trust and the By-Laws of the Acquiring Fund provide that the term of office of each Trustee or Director, respectively, shall be from the time of his or her election and qualification until his or her successor shall have been elected and shall have qualified. In the case of the Acquired Fund, the Trustees have the power to set and alter their terms of office, and at any time to lengthen or shorten their own terms or make their terms of unlimited duration. Trustees of the Acquired Fund may be removed by at least two-thirds of the shares entitled to vote. Directors of the Acquiring Fund may be removed by a majority of the shares entitled to vote. Vacancies on the Boards of either Fund may be filled by the Trustees/Directors remaining in office, provided that no vacancy or vacancies may be filled by action of the remaining Trustees/Directors if, after the filling of the vacancy or vacancies, fewer than two-thirds of the Trustees/Directors then holding office shall have been elected by the shareholders of the relevant Fund. A meeting of shareholders will be required for the purpose of electing Trustees/Directors whenever (a) fewer than a majority of the Trustees/Directors then in office were elected by shareholders of the relevant Fund or (b) a vacancy exists that may not be filled by the remaining Trustees/Directors and must be filled.

         VOTING RIGHTS. Neither Fund holds a meeting of shareholders annually, and there normally is no meeting of shareholders for the purpose of electing Trustees/Directors unless and until such time as less than a majority of the Trustees/Directors of the relevant Fund holding office have been elected by shareholders or a vacancy exists that may not be filled by the remaining

Trustees/Directors. At such times, the Trustees or Directors then in office will call a shareholders' meeting for the election of Trustees/Directors.

         In addition, the Acquiring Fund's By-Laws provide that a special meeting of shareholders will be called at the written request of shareholders entitled to cast at least a majority of the votes entitled to be cast at the meeting Payment by such shareholders of the reasonably estimated cost of preparing and mailing a notice of the meeting is required in advance of the meeting. The Trust's Amended and Restated Declaration of Trust provides that a special meeting of shareholders will be called at the written request of shareholders holding at least 10% of the outstanding shares of the Acquired Fund. To the extent required by law, each Fund will assist in shareholder communications in such matters. The presence, in person or by proxy, of at least one-third of the outstanding shares of the Acquiring Fund entitled to vote at a shareholder meeting will constitute a quorum whereas the presence, in person or by proxy, of at least a majority of shares of beneficial interest of the Acquired Fund entitled to vote at a meeting will constitute a quorum.

         LIQUIDATION OR TERMINATION. In the event of the liquidation or termination of either Fund, the shareholders of the relevant Fund are entitled to receive, when and as declared by the Trustees or Directors, the excess of the assets over the liabilities belonging to such Fund. In either case, the assets so distributed to shareholders will be distributed among the shareholders in proportion to the number of shares of the particular class held by them and recorded on the books of such Fund.

         INVOLUNTARY REDEMPTIONS. The Acquiring Fund is permitted to redeem shares held by a shareholder if the Board of Directors determines that doing so is in the best interest of the Fund. Redemption proceeds may be paid in cash or in kind. The Trust's Declaration of Trust permits the Trustees to involuntarily redeem shares, but in more limited circumstances. The exercise of the power granted to the Directors/Trustees under the Articles of Incorporation and Amended and Restated Declaration of Trust to involuntarily redeem shares is subject to the Directors'/Trustees' fiduciary obligation to the shareholders and any applicable provisions under the 1940 Act and the rules adopted thereunder.

         LIABILITY OF TRUSTEES OR DIRECTORS. The constituent documents of each Fund provide that its Trustees/Directors and officers shall not be liable in such capacity for monetary damages for breach of fiduciary duty as a Trustee/Director or officer, except for willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his office or the discharge of his functions on the part of such Trustee, Director or officer. The constituent instruments of each Fund provide that the relevant Fund shall indemnify each Trustee/Director and officer and permit advances for the payment of expenses relating to the matter for which indemnification is sought, in the case of the Acquiring Fund, to the fullest extent permitted by applicable law and, in the case of both Funds, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties in the conduct of his office or the discharge of his functions on the part of such Trustee/ Director or officer.

         RIGHTS OF INSPECTION. Maryland law permits any shareholder of the Acquiring Fund or any agent of such shareholder to inspect and copy, during usual business hours, the By-Laws, minutes of shareholder proceedings, annual statements of the affairs and voting trust agreements of the Acquiring Fund on file at its principal offices. Massachusetts business trust law does not have such provisions. However, the Acquired Fund's Amended and Restated Declaration of Trust provides that the records of the Acquired Fund shall be open to inspection by shareholders to the same extent as is permitted to stockholders of a corporation under the Massachusetts business corporation statute.

         SHAREHOLDER LIABILITY. Under Maryland law, shareholders of the Acquiring Fund do not have personal liability for corporate acts and obligations. Massachusetts law provides that shareholders of the Acquired Fund could, under certain circumstances, be held personally liable for the obligation of the Acquired Fund. However, the Amended and Restated Declaration of Trust of the Acquired Fund disclaims shareholder liability for acts or obligations of the Acquired Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by such Fund or a Trustee. The Plan contains such a disclaimer. The Amended and Restated Declaration of Trust of the Acquired Fund provides for indemnification from the Acquired Fund's property for all losses and expenses arising from such liability. Thus, the risk of shareholder liability is limited to circumstances in which the Acquired Fund would be unable to meet its obligations. Upon payment of any liability incurred by the Acquired Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Acquired Fund.

         The foregoing is only a summary of certain characteristics of the operations of each of the Funds. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of the constituent documents and state laws governing each Fund for a more thorough description.

CONCLUSION

         The Plan was approved by the Board of Trustees of the Acquired Fund and the Board of Directors of the Acquiring Fund on August 12, 2003. The Board of each Fund has determined that the Acquisition is in the best interests of its shareholders and that the interests of existing shareholders of its Fund will not be diluted as a result of the Acquisition. If the shareholders of the Acquired Fund do not approve the Plan or if the Acquisition is not completed, the Acquired Fund will continue to engage in business as a registered investment company and its Board of Trustees will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

REQUIRED VOTE

         Approval of the Plan requires the affirmative vote of a majority of the outstanding shares of the Acquired Fund, in the aggregate without regard to class, present in person or represented by proxy, if a quorum is present.

                      THE BOARD OF TRUSTEES OF THE ACQUIRED
                    FUND, INCLUDING THE TRUSTEES WHO ARE NOT
              "INTERESTED PERSONS" (AS THAT TERM IS DEFINED IN THE
              1940 ACT) RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

                             ADDITIONAL INFORMATION

         The Acquiring Fund and the Acquired Fund are each subject to the informational requirements of the 1934 Act and the 1940 Act and in accordance therewith file reports and other information including proxy material, reports and charter documents, with the SEC. These materials can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W, Washington, D.C. 20549 and at the New York Regional Office of the SEC at 233 Broadway, New York, New York. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates. The Prospectuses and the Statement of Additional Information for the Acquiring Fund, along with related information, may be found on the SEC website as well (http://www.sec.gov).

                               VOTING INFORMATION

         This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of the Acquired Fund to be used at the Special Meeting of Shareholders of the Acquired Fund to be held at 4:00 p.m. on November 21, 2003, at the offices of the Acquired Fund, 466 Lexington Avenue, 16th Floor, New York, New York 10017-3140 and at any adjournment(s) thereof. This Prospectus/Proxy Statement, along with a Notice of the Special Meeting and proxy card(s), is first being mailed to shareholders of the Acquired Fund on or about October 10, 2003. Only shareholders of record as of the close of business on September 12, 2003 (the "Record Date") will be entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof. As of the September 12, 2003, the Acquired Fund had the following shares outstanding:
53,875.405 Common Class shares, 4,537,116.059 Class A shares, 1,506,258.678
Class B shares and 229,820.365 Class C shares. The holders of a majority of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Special Meeting. For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Abstentions and broker non-votes will have the effect of a "no" vote for the Proposal which requires the approval of a majority of the shares of beneficial interest of the Acquired Fund entitled to vote at the Special Meeting.

         Executed, but unmarked proxies (i.e., executed proxies in which there is no indication of the shareholder's voting instructions) will be voted FOR approval of the Proposal and FOR approval of any other matters deemed appropriate. A proxy may be revoked at any time on or before the Special Meeting by the subsequent execution and submission of a revised proxy, by written notice to Hal Liebes, Secretary of the Acquired Fund, 466 Lexington Avenue, New York, New York 10017-3140 or by voting in person at the Special Meeting.

         CSAM has retained D.F. King & Co., Inc. to solicit proxies. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, facsimile or personal interviews conducted by officers and employees of CSAM and its affiliates. The expenses of the Acquisition, which are currently estimated to be $125,000, including the costs of the proxy solicitations and the preparation of enclosures to the Prospectus/Proxy Statement, reimbursement of expenses of forwarding solicitation material to beneficial owners of shares of beneficial interest of the Acquired Fund and expenses incurred in connection with the preparation of this Prospectus/Proxy Statement, will be borne by CSAM or its affiliates (excluding extraordinary expenses not normally associated with transactions of this type). It is anticipated that banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward proxy materials to beneficial owners and to obtain authorization for the execution of proxies. Upon request, banks, brokerage houses and other institutions, nominees and fiduciaries may be reimbursed for their expenses in forwarding proxy materials to beneficial owners.

         In the event that a quorum necessary to vote on the Proposal at the Special Meeting is not present or sufficient votes to approve the Proposal are not received prior to 4:00 p.m. on November 21, 2003, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies to receive the vote necessary for its passage or to obtain a quorum. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares of beneficial interest of the Acquired Fund present in person or by proxy and entitled to vote at the Special Meeting. The persons named as proxies will vote upon a decision to adjourn the Special Meeting after consideration of the best interests of all shareholders of the Acquired Fund.

         As of September 25, 2003, CSAM (or its affiliates) possessed or shared voting power or investment power as a fiduciary on behalf of its customers, with respect to the Acquired Fund as set forth above under "Proposal - Information

About the Acquisition - Share Ownership of the Fund." CSAM and its affiliates have advised the Acquired Fund that they intend to vote the shares of beneficial interest over which they have voting power at the Special Meeting, including shares of beneficial interest that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares of beneficial interest are held.

                                 OTHER BUSINESS

         The Board of Trustees of the Acquired Fund knows of no other business to be brought before the Special Meeting. However, if any other matters come before the Special Meeting, proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed Proxy Card.

         The approval of shareholders of the Acquiring Fund is not required in order to affect the Acquisition and, accordingly, the votes of the shareholders of the Acquiring Fund are not being solicited by this Prospectus/Proxy Statement.

                        FINANCIAL STATEMENTS AND EXPERTS

         The audited statement of assets and liabilities of the Acquiring Fund as of August 31, 2002 and the Acquired Fund as of October 31, 2002, including their respective schedules of portfolio investments, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years (or such shorter period as the relevant Fund's share class has been in existence) in the period then ended, have been incorporated by reference into this Prospectus/Proxy Statement in reliance upon the reports of PricewaterhouseCoopers LLP, independent auditors to each of the Funds, given on the authority of such firms as experts in accounting and auditing.

                              ADDITIONAL MATERIALS

         The following additional materials, which have been incorporated by reference into the Statement of Additional Information, dated October 10, 2003, relating to this Prospectus/Proxy Statement and the Acquisition, will be sent to all shareholders of the Acquired Fund requesting a copy of such Statement of Additional Information.

     1. The current Statement of Additional Information for the Acquiring Fund, dated January 1, 2003, as supplemented as of the date hereof.

     2. The current Statement of Additional Information for the Acquired Fund, dated February 28, 2003, as supplemented as of the date hereof.

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, counsel to the Acquiring Fund.

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

                 EXHIBIT A: AGREEMENT AND PLAN OF REORGANIZATION

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 1st day of October, 2003, between and among Credit Suisse Select Equity Fund, Inc., a Maryland corporation (the "Acquiring Fund"), and Credit Suisse Capital Funds, a Massachusetts business trust (the "Trust"), for and on behalf of its series, Credit Suisse Tax Efficient Fund (the "Acquired Fund"), and, solely for purposes of Sections 4.3, 5.9 and 9.2 hereof, Credit Suisse Asset Management, LLC, a limited liability company organized under the laws of the State of Delaware ("CSAM").

         This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization of the Acquired Fund (collectively, the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for shares of the applicable class or classes (collectively, the "Shares") of the Acquiring Fund, and the assumption by the Acquiring Fund of liabilities of the Acquired Fund, and the distribution, on or after the Closing Date hereinafter referred to, of Shares of the Acquiring Fund ("Acquiring Fund Shares") to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         As the Acquired Fund is a series of the Trust, all parties to this Agreement acknowledge and accept that the Acquired Fund does not have a Board of Trustees or officers separate from the other series of the Trust. Accordingly, all representations, warranties, covenants and/or other obligations of any kind made by the Acquired Fund in this Agreement are expressly understood by all parties to this Agreement as being made by the Trustees or officers of the Trust, as applicable, in their respective capacities as Trustees or officers (and not in their individual capacities) for, and on behalf of, the Acquired Fund.

         WHEREAS, the Board of Trustees of the Acquired Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction; and

         WHEREAS, the Board of Directors of the Acquiring Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund's shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

         1. Transfer of assets of the Acquired Fund in exchange for Acquiring Fund Shares and assumption of the Acquired Fund's liabilities and liquidation of the Acquired Fund.

         1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer its assets as set forth in paragraph 1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of each class of the Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class of the Acquired Fund determined by dividing the value of the Acquired Fund's net assets attributable to each such class of shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the applicable class; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

         1.2. (a) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property including, without limitation, all cash, securities and dividend or interest receivables that are owned by or owed to the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing date provided in paragraph 3.1 (the "Closing Date").

         (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest. The Acquired Fund will, within a reasonable time prior to the Closing Date, furnish the Acquiring Fund with a list of the securities, if any, on the Acquired Fund's list referred to in the first sentence of this paragraph which do not conform to the Acquiring Fund's investment objective, policies and restrictions. In the event that the Acquired Fund holds any investments which the Acquiring Fund may not hold, the Acquired Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

         1.3. The Acquired Fund will endeavor to discharge all of the known liabilities and obligations of the Acquired Fund prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves, including those liabilities reflected on unaudited statements of assets and liabilities of the Acquired Fund and the Acquiring Fund prepared by State Street Bank and Trust Company ("State Street"), the accounting agent of each Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall also assume any liabilities, expenses, costs or charges incurred by or on behalf of the Acquired Fund specifically arising from or relating to the operations and/or transactions of the Acquired Fund prior to and including the Closing Date but which are not reflected on the above-mentioned statement of assets and liabilities, including any liabilities, expenses, costs or charges arising under paragraph 5.7 hereof.

         1.4. As soon on or after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund's shareholders of record determined as of the close of business on the Closing Date (the "Fund Shareholders") the Acquiring Fund Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund's shareholders representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with Section 2.2. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectuses and statement of additional information.

         1.6. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

         2.     Valuation

         2.1. The value of the Acquired Fund's assets to be acquired hereunder shall be the value of such assets computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquired Fund's then current prospectuses or statement of additional information.

         2.2. The number of Class A, Class B, Class C and load-waived Class A Shares of the Acquiring Fund to be issued (including fractional shares, if any) in exchange for Class A, Class B, Class C and Common Class shares of beneficial interest, respectively, of the Acquired Fund shall be determined by dividing the value of the net assets of the Acquired Fund attributable to its respective Class A, Class B, Class C and Common Class shares of beneficial interest determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value per Share of the Class A, Class B, Class C and load-waived Class A shares, respectively, of the Acquiring Fund computed as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectuses or statement of additional information.

         2.3. All computations of value with respect to the Acquiring Fund and the Acquired Fund shall be made by State Street in accordance with its regular practice as pricing agent for the Acquiring Fund.

         3.   Closing and Closing Date

         3.1. The Closing Date for the Reorganization shall be December 5, 2003, or such other date as the parties to such Reorganization may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of trading on the NYSE on the Closing Date unless otherwise provided. The Closing shall be held as of 10:00 a.m., at the offices of Willkie Farr & Gallagher LLP or at such other time and/or place as the parties may agree.

         3.2. State Street Bank and Trust Company, the custodian for the Acquiring Fund (the "Custodian"), shall deliver as soon as practicable after the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

         3.3. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the

Acquired Fund is impracticable, the applicable Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.4. The Acquired Fund shall deliver at the Closing a list of the names and addresses of the Acquired Fund's shareholders and the number and class of outstanding Shares owned by each such shareholder immediately prior to the Closing or provide evidence that such information has been provided to the Acquiring Fund's transfer agent. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the relevant other parties such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

         4.   Representations and Warranties

         4.1. The Acquired Fund represents and warrants to the Acquiring Fund as follows:

         (a) The Acquired Fund is a duly established series of the Trust; the Trust is a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts;

         (b) The Trust is a registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

         (c) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Trust will not result, in a violation of its Amended and Restated Agreement and Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or its property is bound;

         (d) There are no contracts or other commitments (other than this Agreement) of the Acquired Fund which will be terminated with liability to the Acquired Fund prior to the Closing Date;

         (e) Except as previously disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Except as previously disclosed in writing to and accepted by the Acquiring Fund, the Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or the business of the Acquired Fund or its ability to consummate the transactions herein contemplated;

         (f) The Statements of Assets and Liabilities of the Acquired Fund as of October 31, 2002, including the Schedule of Investments and the related Statement of Operations for the year then ended, the Statement of Changes in Net Assets for each of the two years in the period then ended and the Financial Highlights for each of the five years in the period then ended, have been audited by PricewaterhouseCoopers LLP (or one of its legacy firms), independent accountants, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of October 31, 2002 not disclosed therein;

         (g) Since October 31, 2002 there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of beneficial interest of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Fund liabilities, or the redemption of the Acquired Fund shares by Fund shareholders shall not constitute a material adverse change;

         (h) At the date hereof and the Closing Date, all federal and other tax returns and reports, including extensions, of the Acquired Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. All of the Acquired Fund's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable federal and state securities laws;

         (j) All issued and outstanding shares of beneficial interest of each class of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the Trust's Amended and Restated Declaration of Trust, non-assessable. All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of

Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund's shares, nor is there outstanding any security convertible into any of the Acquired Fund's shares;

         (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act with respect to privately placed or otherwise restricted securities that the Acquired Fund may have acquired in the ordinary course of business and of which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

         (l) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Acquired Fund's Board of Trustees, and subject to the approval of the Acquired Fund's shareholders, this Agreement will constitute a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

         (n) The current prospectuses and statements of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

         (o) Insofar as the following relate to the Acquired Fund, the registration statement filed by the Acquiring Fund on Form N-14 relating to Acquiring Fund Shares that will be registered with the Commission pursuant to this Agreement, which, without limitation, shall include a proxy statement of the Acquired Fund (the "Proxy Statement") and the prospectuses of the Acquiring Fund with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein, on the Valuation Date and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

         4.2. The Acquiring Fund represents and warrants to the Acquired Fund as follows:

         (a) The Acquiring Fund is a duly organized, validly existing corporation in good standing under the laws of the State of Maryland;

         (b) The Acquiring Fund is a registered investment company classified as a management company of the open-end type and its registration with the Commission as an investment company under the 1940 Act, is in full force and effect;

         (c) The current prospectuses and statements of additional information filed as part of the Acquiring Fund registration statement on Form N-1A (the "Acquiring Fund Registration Statement") conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission under those Acts and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

         (e) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in a violation of its Articles of Incorporation or ByLaws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its property is bound or affected;

         (f) Except as previously disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein;

         (g) Since August 31, 2003 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection
(g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by Acquiring Fund Shareholders shall not constitute a material adverse change;

         (h) At the Closing Date, all federal and other tax returns and reports, including extensions, of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof;

         (i) For each taxable year of its operation (including the taxable year which includes the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code;

         (j) At the date hereof, all issued and outstanding Acquiring Fund Shares of each class are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the Articles of Incorporation, non-assessable, by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

         (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Acquiring Fund's Board of Directors, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund's shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and, non-assessable, by the Acquiring Fund;

         (m) Insofar as the following relate to the Acquiring Fund, the N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein, on the Valuation Date and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

         (n) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

         4.3. CSAM represents and warrants to the Acquiring Fund as follows: To the knowledge of CSAM (i) there are no claims, actions, suits or proceedings pending against the Acquired Fund, and (ii) there are no claims, actions, suits or proceedings threatened, or circumstances that have been identified by the Management Committee of CSAM and the Secretary thereof as reasonably likely to give rise to any claims, actions, suits or proceedings, against the Acquired Fund that would materially adversely affect the Acquired Fund or its assets or business other than those disclosed in writing to and accepted by the Acquiring Fund.

         5.   Covenants of the Acquired Fund and the Acquiring Fund

         5.1. The Acquiring Fund and the Acquired Fund will operate their respective businesses in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

         5.2. The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transactions contemplated herein.

         5.3. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's Shares.

         5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(o), all to be included in the N-14 Registration Statement, in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the Acquired Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

         5.7. The Acquiring Fund agrees to indemnify and advance expenses to each person who at the time of the execution of this Agreement serves as a Trustee or Officer ("Indemnified Person") of the Acquired Fund, against money damages actually and reasonably incurred by such Indemnified Person in connection with any claim that is asserted against such Indemnified Person arising out of such person's service as a Trustee or officer of the Acquired Fund with respect to matters specifically relating to the Reorganization, provided that such indemnification and advancement of expenses shall be permitted to the fullest extent that is available under applicable law. This paragraph 5.7 shall not protect any such Indemnified Person against any liability to the Acquired Fund, the Acquiring Fund or their shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or from reckless disregard of the duties involved in the conduct of his office. An Indemnified Person seeking indemnification shall be entitled to advances from the Acquiring Fund for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under applicable law. Such Indemnified Person shall provide to the Acquiring Fund a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Acquiring Fund under this paragraph has been met and a written undertaking to repay any advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Person shall provide security in form and amount acceptable to the Acquiring Fund for its undertaking; (b) the Acquiring Fund is insured against losses arising by reason of the advance; or (c) either a majority of a quorum of disinterested non-party directors of the Acquiring Fund (collectively, the "Disinterested Directors"), or independent legal counsel experienced in mutual fund matters, selected by the Indemnified Person, in a written opinion, shall have determined, based on a review of facts readily available to the Acquiring Fund at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Person will ultimately be found to be entitled to indemnification.

         5.8. The Acquiring Fund agrees to take no action that would adversely affect the qualification of the Reorganization as a reorganization under Section 368(a) of the Code. In this regard, the Acquiring Fund covenants that, following the Reorganization, it will (i) continue the historic business of the Acquired Fund or (ii) use a significant portion of the Acquired Fund's historic business assets.

         5.9. CSAM agrees that the Acquiring Fund will succeed to all rights that the Acquired Fund has, or would have but for the Reorganization, against CSAM or its affiliates by reason of any act or failure to act by CSAM or any of its affiliates prior to the Closing Date.

         6.   Conditions Precedent to Obligations of the Acquired Fund

         The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

         6.1. All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the actions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

         6.2. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its Chairman, Vice President, Secretary, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request; and

         6.3. The Acquired Fund shall have received on the Closing Date a favorable opinion from Willkie Farr & Gallagher LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquired Fund, covering the following points:

         That (a) the Acquiring Fund is a validly existing corporation and in good standing under the laws of the State of Maryland and has the corporate power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Acquiring Fund, and assuming due authorization, execution and delivery of the Agreement by the other parties hereto, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the Acquiring Fund Shares to be issued to the Acquired Fund and distributed by the Acquired Fund to the Acquired Fund's shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and are fully paid and non-assessable and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof under the Charter or Bylaws of the Acquiring Fund or the Maryland General Corporation Law; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Acquiring Fund's Articles of Incorporation or By-Laws, or result in a material violation of any provision of any material agreement (known to such counsel) to which the Acquiring Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment or decree to which the Acquiring Fund is a party or by which it or its property is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for the consummation by the Acquiring Fund of the actions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (f) only insofar as they relate to the Acquiring Fund, the descriptions in the Proxy Statement of statutes, legal and governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body in the United States and contracts and other documents, if any, are accurate and fairly present the information required to be shown; (g) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquiring Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which are required to be described in the N-14 Registration Statement or to be filed as an exhibit to the N-14 Registration Statement which is not described and filed as required or which materially and adversely affect the Acquiring Fund's business; (h) the Acquiring Fund is registered as an investment company under the 1940 Act and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and (i) the Proxy Statement, as of its date, appeared on its face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Proxy Statement.

         With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Acquired Fund, they have relied upon the opinion of Venable LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquired Fund may reasonably request.

         In this paragraph 6.3, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not, except as specifically stated above, to any exhibits or attachments thereto or to any documents incorporated by reference therein.

         6.4 The Board of Directors of the Acquiring Fund, including a majority of the directors who are not "interested persons" of the Acquiring Fund (as defined in the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Acquiring Fund and that the interests of the shareholders in the Acquiring Fund would not be diluted as a result of such transactions, and the Acquiring Fund shall have delivered to the Acquired Fund at the Closing, a certificate, executed by an officer, to the effect that the condition described in this subparagraph has been satisfied.

         7.   Conditions Precedent to Obligations of the Acquiring Fund

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1. All representations and warranties by or on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

         7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

         7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its Chairman, Vice President, Secretary, Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request; and

         7.4. The Acquiring Fund shall have received on the Closing Date a favorable opinion of Willkie Farr & Gallagher LLP, counsel to the Acquired Fund, in a form satisfactory to the Secretary of the Acquiring Fund, covering the following points:

         That (a) the Trust is a validly existing business trust under the laws of The Commonwealth of Massachusetts, and has the trust power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Trust and the Acquired Fund is a duly established series of the Trust and, assuming due authorization, execution and delivery of the Agreement by the other parties hereto, is a valid and binding obligation of the Trust in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Trust's Amended and Restated Declaration of Trust or result in a material violation of any provision of any material agreement (known to such counsel) to which the Acquired Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Acquired Fund is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) the Proxy Statement (except as to financial and statistical data contained therein, as to which no opinion need be given), as of its date, appeared on its face to be appropriately responsive in all material respects to the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Proxy Statement; (f) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquired Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which is required to be described in the N-14 Registration Statement or to be filed as an exhibit to the N-14 Registration Statement which is not described or filed as required or which materially and adversely affect the Acquired Fund's business; and (g) the Trust is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

         With respect to all matters of Massachusetts law, such counsel shall be entitled to state that, with the approval of the Acquiring Fund, they have relied upon the opinion of Sullivan & Worcester LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Sullivan & Worcester LLP. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquiring Fund may reasonably request.

         In this paragraph 7.4, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

         7.5. The Acquiring Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquiring Fund dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to the Acquiring Fund, to the effect that:

         (a) they are independent public accountants with respect to the Acquired Fund within the meaning of the 1933 Act and the applicable regulations thereunder; and

         (b) in their opinion, the financial statements and financial highlights of the Acquired Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder.

         7.6. The Acquired Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquired Fund dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to the Acquired Fund, to the effect that:

         (a) they are independent public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable regulations thereunder; and

         (b) in their opinion, the financial statements and financial highlights of the Acquiring Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder.

         7.7. The Acquiring Fund and the Acquired Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to both Funds and dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to each Fund, to the effect that: on the basis of limited procedures agreed upon by the Acquiring Fund and the Acquired Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), specified information relating to each Fund appearing in the N-14 Registration Statement and the Proxy Statement has been obtained from the accounting records of each Fund or from schedules prepared by officers of each Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

         7.8. The Acquired Fund shall have delivered to the Acquiring Fund copies of financial statements of the Acquired Fund as of and for the fiscal year ended October 31, 2003.

         7.9. The Acquiring Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquiring Fund and dated as of the Closing Date stating that, as of a date no more than three (3) business days prior to the Closing Date, PricewaterhouseCoopers LLP performed limited procedures and that on the basis of those procedures it confirmed the matters set forth in paragraph 7.6.

         7.10. The Board of Trustees of the Trust, including a majority of the trustees who are not "interested persons" of the Acquired Fund (as defined by the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Acquired Fund and that the interests of the shareholders in the Acquired Fund would not be diluted as a result of such transactions, and the Trust shall have delivered to the Acquiring Fund at the Closing, a certificate, executed by an officer, to the effect that the condition described in this subparagraph has been satisfied.

         8. Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquiring Fund, the Acquired Fund shall, and if any of such conditions do not exist on or before the Closing Date with respect to the Acquired Fund, the Acquiring Fund shall, at their respective option, not be required to consummate the transactions contemplated by this Agreement.

         8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund in accordance with the provisions of the Trust's Amended and Restated Declaration of Trust and applicable law and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Fund.

         8.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4. The N-14 Registration Statement and the Acquiring Fund Registration Statement shall each have become or be effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5. The parties shall have received a favorable opinion of Willkie Farr & Gallagher LLP, addressed to, and in form and substance satisfactory to, the Acquired Fund and the Acquiring Fund, substantially to the effect that for U.S. federal income tax purposes:

         (a) The transfer of all of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, and the distribution of such Acquiring Fund Shares to shareholders of the Acquired Fund in exchange for their shares of beneficial interest of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (c) except for gain or loss regularly attributable to the termination of the Acquired Fund's taxable year, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for their shares of the Acquired Fund; (d) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of their Acquired Fund shares of beneficial interest for the Acquiring Fund Shares or upon the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (e) the aggregate tax basis of the Acquiring Fund Shares received by each of the Acquired Fund's shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares of beneficial interest held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Fund shareholder will include the period during which the Acquired Fund shares of beneficial interest exchanged therefor were held by such shareholder (provided that such Acquired Fund shares of beneficial interest were held as capital assets on the date of the Reorganization); and (f) except for assets which may be revalued as a consequence of a termination of the Acquired Fund's taxable year, the tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

         9.   Brokerage Fees and Expenses; Other Agreements

         9.1. The Acquiring Fund represents and warrants to the Acquired Fund, and the Acquired Fund represents and warrants to the Acquiring Fund, that there are no brokers or finders or other entities to receive any payments in connection with the transactions provided for herein.

         9.2. CSAM or its affiliates agrees to bear the reasonable expenses incurred in connection with the transactions contemplated by this Agreement, whether or not consummated (excluding extraordinary expenses such as litigation expenses, damages and other expenses not normally associated with transactions of the type contemplated by this Agreement). These expenses consist of: (i) expenses associated with preparing this Agreement, the N-14 Registration Statement and expenses of the shareholder meetings insofar as they relate to approval of this Agreement and the transactions contemplated thereby; (ii) expenses associated with preparing and filing the N-14 Registration Statement covering the Acquiring Fund Shares to be issued in the Reorganization insofar as they relate to approval of this Agreement and the transactions contemplated thereby; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection with the Reorganization; (iv) postage; printing; accounting fees; and legal fees incurred by the Acquiring Fund and by the Acquired Fund in connection with the transactions contemplated by this Agreement; (v) solicitation costs incurred in connection with the shareholders meeting referred to in clause (i) above and paragraph 5.2 hereof insofar as they relate to approval of this Agreement and the transactions contemplated thereby and (vi) any other reasonable Reorganization expenses.

         9.3. Any other provision of this Agreement to the contrary notwithstanding, any liability of either Fund under this Agreement, or in connection with the transactions contemplated herein with respect to such Fund, shall be discharged only out of the assets of such Fund.

         10.   Entire Agreement; Survival of Warranties

         10.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

         10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

         11.   Termination

         11.1. This Agreement may be terminated at any time at or prior to the Closing Date by: (1) mutual agreement of the Acquired Fund and the Acquiring Fund; (2) the Acquired Fund in the event the Acquiring Fund shall, or the Acquiring Fund, in the event the Acquired Fund shall, materially breach any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or (3) the Acquired Fund or the Acquiring Fund in the event a condition herein expressed to be precedent to the obligations of the terminating party or parties has not been met and it reasonably appears that it will not or cannot be met within a reasonable time.

         11.2. In the event of any such termination, there shall be no liability for damages on the part of either the Acquiring Fund, the Trust or the Acquired Fund, or their respective Trustees, Directors or officers, to the other party or parties.

         12.   Amendments

         This Agreement may be amended, modified or supplemented in writing in such manner as may be mutually agreed upon by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund's shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund's Shareholders under this Agreement to the detriment of such shareholders without their further approval.

         13.   Notices

         13.1. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund at:

         466 Lexington Avenue
         New York, NY 10017
         Attention: Hal Liebes, Esq.

   or to the Acquired Fund at:

         466 Lexington Avenue
         New York, NY 10017
         Attention: Hal Liebes, Esq.

         14. Headings; Counterparts; Governing Law; Assignment; Limitation of Liability

         14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Except as provided in
Section 5.7, nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         14.5. Notice is hereby given that this Agreement is entered into on behalf of the Acquiring Fund by an officer of the Acquiring Fund, and on behalf of the Acquired Fund by an officer of the Trust, in each case in such officer's capacity as an officer and not individually. It is understood and expressly stipulated that none of the Directors, Trustees, officers or shareholders of the Acquiring Fund or the Trust are personally liable hereunder. All persons dealing with the Acquired Fund should look solely to the property of the Acquired Fund for the enforcement of any claims against the Acquired Fund.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its Chairman, President, Vice President or Managing Director and attested to by its Vice President, Secretary or Assistant Secretary.

CREDIT SUISSE SELECT EQUITY FUND, INC.

By: /s/ Hal Liebes

Name:    Hal Liebes
Title:   Vice President and Secretary

Attestation By:/s/ Gregory N. Bressler

Name: Gregory N. Bressler
Title: Assistant Secretary

CREDIT SUISSE CAPITAL FUNDS
For and on Behalf of CREDIT SUISSE TAX EFFICIENT FUND

By: /s/ Hal Liebes

Name:    Hal Liebes
Title:   Vice President and Secretary

Attestation By:/s/ Gregory N. Bressler

Name: Gregory N. Bressler
Title: Assistant Secretary

Solely with respect to paragraphs 4.3, 5.9 and 9.2 hereof:

CREDIT SUISSE ASSET MANAGEMENT, LLC

By: /s/ Hal Liebes

Name:    Hal Liebes
Title:   Managing Director

Attestation By:/s/ Gregory N. Bressler

Name:    Gregory N. Bressler
Title:   Director

                       THIS PAGE INTENTIONALLY LEFT BLANK

CS-TAXEFF-1003

                                     PART B
                           INFORMATION REQUIRED IN THE
                       STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                              466 Lexington Avenue
                          New York, New York 10017-3140
                                 1-800-927-2874

      RELATING TO THE ACQUISITION BY CREDIT SUISSE SELECT EQUITY FUND, INC.
                             (THE "ACQUIRING FUND")

        OF THE ASSETS OF CREDIT SUISSE CAPITAL FUNDS - TAX EFFICIENT FUND
                             (THE "ACQUIRED FUND").

                             Dated: October 10, 2003

         This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the stated liabilities of the Acquired Fund, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information and is incorporated herein by reference.

          1. Statement of Additional Information for the Acquiring Fund, dated January 1, 2003.

          2. Statement of Additional Information for the Acquired Fund, dated February 28, 2003.

          3. Annual Report of the Acquiring Fund for the year ended August 31, 2002.

          4. Semi-Annual Report of the Acquiring Fund for the semi-annual period ended February 28, 2003.

          5. Annual Report of the Acquired Fund for the year ended October 31, 2002.

          6. Semi-Annual Report of the Acquired Fund for the semi-annual period ended April 30, 2003.

         This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement, dated October 10, 2003, relating to the above-referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                              FINANCIAL STATEMENTS

         The Annual Report of each of the Acquired Fund and the Acquiring Fund for the years ended October 31, 2002 and August 31, 2002, respectively, including audited financial statements, notes to the financial statements and report of the independent auditors, are incorporated by reference herein. The Semi-Annual Report of each of the Acquired Fund and the Acquiring Fund for the semi-annual periods ended February 28, 2003 and April 30, 2003, respectively, including unaudited financial statements, notes to the financial statements and report of the independent auditors, are incorporated by reference herein. To obtain a copy of the Annual and Semi-Annual Reports without charge, please call 1-800-927-2874.

                         PRO FORMA FINANCIAL STATEMENTS

         The following tables set forth the unaudited pro forma condensed Statement of Assets and Liabilities and Schedule of Investments as of June 30, 2003 and the unaudited pro forma condensed Statement of Operations for the 12 months ended June 30, 2003 for each of the Acquiring Fund and the Acquired Fund, as adjusted, giving effect to the Acquisition.

CREDIT SUISSE TAX EFFICIENT FUND INTO CREDIT SUISSE SELECT EQUITY FUND PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2003 (UNAUDITED)


                                           ACQUIRED FUND               ACQUIRING FUND
                                    ---------------------------   ------------------------
                                          CS TAX EFFICIENT           CS SELECT EQUITY        ADJUSTMENTS          PRO FORMA
                                    ---------------------------   ------------------------  -------------  -------------------------
                                        COST           VALUE        COST           VALUE                      COST           VALUE
                                    -------------  ------------   ---------  -------------                 -----------  ------------
ASSETS

Investments at value................ $73,309,187   $ 85,888,528    $7,952,552  $ 8,791,070                $81,261,739   $94,679,598
Cash................................                        713                        825                                    1,538
Receivable for investment sold
  unsettled.........................                    267,292                    195,592                                  462,884
Receivable for Fund shares sold.....                     88,152                     64,674                                  152,826
Dividends and interest receivable...                     51,029                      4,699                                   55,728
Receivable from advisor.............                         --                     12,661      7,275 (a)                    19,936
Prepaid expenses....................                      7,275                     32,744     (7,275) (a)                   32,744
                                                   ------------                -----------                               ---------
Total Assets....................                     86,302,989                  9,102,265                               95,405,254
                                                   ------------                -----------                               ----------

LIABILITIES

Payable for investments purchased
  unsettled.........................                         --                    289,031                                  289,031
Payable for fund shares repurchased.                     61,532                      5,066                                   66,598
Advisory fee payable................                     42,334                         --                                   42,334
Loan payable........................                    144,000                         --                                  144,000
Administration fee payable..........                     16,048                      1,254                                   17,302
Distribution fee payable............                     32,448                      2,691                                   35,139
Directors'/Trustees fee payable.....                         --                        761                                      761
Accrued expenses payable............                    111,047                     56,084                                  167,131
                                                   ------------                -----------                               ----------
Total Liabilities...............                        407,409                    354,887                                  762,296
                                                   ------------                -----------                               ----------

NET ASSETS...........................               $85,895,580                $ 8,747,378          --                   94,642,958
                                                   ============                ===========    ========                   ==========

COMMON CLASS

Net Assets..........................               $    778,000                $ 5,695,545     (778,000) (b)            $ 5,695,545
Shares outstanding..................                     57,907                    515,525      (57,907) (b)                515,525
Net asset value, offering price
  and redemption price per share....               $      13.44                $     11.05                              $     11.05

CLASS A SHARES

Net Assets..........................               $ 62,052,336                $ 1,591,262      778,000 (b)             $64,421,598
Shares outstanding..................                  4,612,848                    143,714    1,062,914 (b)               5,819,476
Net asset value and redemption
  price
     per share.........................            $      13.45                $     11.07                              $     11.07
   Maximum offering price per share
     (net asset value plus maximum
     sales
     charge)...........................            $      14.27                $     11.75                              $     11.75

CLASS B SHARES

   Net Assets..........................            $ 20,067,688                $ 1,051,706          --                  $21,119,394
   Shares outstanding..................               1,573,564                     96,269      264,177 (c)               1,934,010
   Net asset value and offering
     price
     per share.........................            $      12.75                $     10.92         --                   $     10.92

CLASS C SHARES

   Net Assets..........................            $  2,997,556                $   408,865          --                  $ 3,406,421
   Shares outstanding..................                 235,096                     37,532       40,175 (d)                 312,803
   Net asset value and offering
     price
     per share.........................            $      12.75                $     10.89         --                   $     10.89


                  See notes to pro forma financial statements.

CREDIT SUISSE TAX EFFICIENT FUND INTO CREDIT SUISSE SELECT EQUITY FUND PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 2003 (UNAUDITED)


                                                                           ACQUIRING
                                                          ACQUIRED FUND      FUND
                                                          -------------    ---------
                                                             CS TAX        CS SELECT
                                                            EFFICIENT       EQUITY      ADJUSTMENTS     PRO-FORMA
                                                          -------------    ----------   -----------     ---------
INVESTMENT INCOME

   Dividends...........................................     $1,472,212     $  118,872            --     1,591,084
   Interest............................................          (695)          3,911            --         3,216
   Securities Lending..................................            --              69            --            69
                                                            ---------      ----------     ---------     ---------
   Total Investment Income                                  1,471,517         122,852            --     1,594,369
                                                            ---------      ----------     ---------     ---------

EXPENSES

   Investment advisory services........................       675,683          71,028          80  (e)    746,791
   Distribution fees - Class A.........................       162,660           2,346       2,192  (f)    167,198
   Distribution fees - Class B ........................       211,100           7,484          --         218,584
   Distribution fees - Class C.........................        30,488           3,189          --          33,677
   Distribution fees - Common Class....................         2,192          14,056      (2,192) (f)     14,056
   Transfer agent......................................       213,797          47,287     (25,514) (g)    235,570
   Custodian...........................................        10,217          31,950      29,404  (h)     71,571
   Administrative and accounting fees..................       145,646          13,827     (48,948) (i)    110,525
   Registration fees...................................        66,653          78,525     (78,525) (j)     66,653
   Interest............................................         6,649           1,341      (1,341) (j)      6,649
   Legal...............................................        60,340          30,201     (30,201) (j)     60,340
   Directors'/Trustees' fees...........................         5,397          17,422      (5,397) (j)     17,422
   Audit...............................................        23,901          20,135     (14,036) (j)     30,000
   Printing............................................        62,357          70,509     (62,357) (j)     70,509
   Insurance expense...................................        12,540           6,577      (6,577) (j)     12,540
   Miscellaneous.......................................         3,010           4,535      (3,010) (j)      4,535
                                                            ---------      ----------    --------       ---------
                                                            1,692,630         420,412    (246,422)      1,866,620

   Less: Expenses waived and reimbursed by CSAM........      (456,267)       (315,812)    384,482 (k)    (387,597)
   Less: Expenses offset  by Transfer Agent............            --             (64)         --             (64)
                                                            ---------      ----------    --------       ---------
   Net Expenses........................................     1,236,363         104,536     138,060       1,478,959
                                                            ---------      ----------    --------       ---------
Net Investment Income..................................       235,154          18,316    (138,060)        115,410
                                                            ---------      ----------    --------       ---------

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM
INVESTMENTS:

   Net realized gain (loss) from investments...........     (4,946,175)    (2,694,000)         --       (7,640,175)
   Net change in unrealized appreciation/(depreciation)
     from investments..................................      (355,601)      1,526,210          --       1,170,609
                                                            ---------      ----------    --------       ---------
       Net realized and unrealized loss from investments    (5,301,776)    (1,167,790)         --       (6,469,566)
                                                            ----------     ----------    --------       ----------
       Net decrease in net assets resulting from
         operations....................................     $(5,066,622)   $(1,149,474)  $(138,060)     (6,354,156)
                                                            ===========    ===========   =========      ==========


                  See notes to pro forma financial statements.

CREDIT SUISSE TAX EFFICIENT FUND (ACQUIRED FUND)
PRO FORMA SCHEDULE OF INVESTMENTS** (UNAUDITED)
AS OF JUNE 30, 2003 (UNAUDITED)
------------------------------------------------------------
                                                     MARKET
SECURITY NAME                            SHARES       VALUE
-------------------------------------- ---------- ----------

Abbott Laboratories                       40,500   $1,772,28



Amgen, Inc.*                              46,300   3,076,172

Avery Dennison Corp.                      25,000   1,255,000
Avon Products, Inc.                       12,500     777,500
Bank of America Corp.                     24,000   1,896,720
BellSouth Corp.                           56,000   1,491,280



Charter One Financial, Inc.               61,000   1,901,980
Cisco Systems, Inc.*                     101,500   1,694,035
Citigroup, Inc.                           72,600   3,107,280
Clear Channel Communications, Inc.*       22,000     932,580


Colgate-Palmolive Co.                     24,500   1,419,775

Conoco Phillips                           40,704   2,230,579

Costco Wholesale Corp.*                   42,500   1,555,500
CVS Corp.                                 41,000   1,149,230
Dell Computer Corp.*                      41,000   1,310,360



E.W. Scripps Co. Class A                  21,800   1,934,096


Estee Lauder Companies, Inc. Class A      33,700   1,129,961

Exxon Mobil Corp.                         81,000   2,908,710
FedEx Corp.                               16,600   1,029,698
Freddie Mac                               20,500   1,040,785
Gannett Company, Inc.                      6,000     460,860
General Electric Co.                      57,900   1,660,572
General Mills, Inc.                        25,00   1,185,250


Hartford Financial Services Group,        36,700   1,848,212
Inc.


Intel Corp.                              107,000   2,223,888

CREDIT SUISSE TAX EFFICIENT FUND (ACQUIRED FUND)
PRO FORMA SCHEDULE OF INVESTMENTS** (UNAUDITED)
AS OF JUNE 30, 2003 (UNAUDITED)
------------------------------------------------------------
                                                     MARKET
SECURITY NAME                            SHARES       VALUE
-------------------------------------- ---------- ----------

International Business Machines Corp.     25,000   2,062,500


J.P. Morgan Chase &Co.                    40,000   1,367,200
Johnson & Johnson                         48,000   2,481,600

Marsh & McLennan Companies, Inc.          42,200   2,155,154
Maxim Integrated Products, Inc.           15,500     529,945
Medtronic, Inc.                           27,000   1,295,190
Mercury Interactive Corp.*                16,000     617,760
Merrill Lynch & Company, Inc.             29,500   1,377,060
Microsoft Corp.                          120,000   3,073,200


Omnicom Group, Inc.                       24,200   1,735,140
PepsiCo, Inc.                             25,500   1,134,750
Pfizer, Inc.                             108,000   3,688,200
PPG Industries, Inc.                      24,000   1,217,760
Procter & Gamble Co.                      14,750   1,315,405


St. Paul Companies, Inc.                  42,200   1,540,722
Symantec Corp.*                           11,000     482,460
Target Corp.                              50,000   1,892,000
Texas Instruments, Inc.                   73,300   1,290,080




Travelers Property Casualty Corp.         23,000     362,710
Class B
Tyco International, Ltd.                  67,300   1,277,354
United Technologies Corp.                 38,500   2,726,955

VERITAS Software Corp. *                  22,000     630,740
Verizon Communications, Inc.              44,000   1,735,800
Viacom, Inc. Class B                      43,000   1,877,380
Wal-Mart Stores, Inc.                     59,000   3,166,530
Wells Fargo & Co.                         43,200   2,177,280
Wyeth                                     37,000   1,685,350



                                                 -----------

                                                           -
                                                 $85,888,528
                                                  ===========

CREDIT SUISSE SELECT EQUITY FUND (ACQUIRING FUND)
PRO FORMA SCHEDULE OF INVESTMENTS** (UNAUDITED)
AS OF JUNE 30 2003 (UNAUDITED)
-------------------------------------------------------------
                                                     MARKET
  SECURITY NAME                         SHARES       VALUE
-------------------------------------- ----------- ----------
  Abbott Laboratories                     5,000     $218,800
  AFLAC, Inc.                             6,900      212,175
  Altria Group, Inc.                      2,100       95,424
  American International Group, Inc.      4,814      265,637
  Amgen, Inc.*                            1,400       93,016
  Anheuser-Busch Companies, Inc.          3,400      173,570


  Bank of America Corp.                   1,700      134,351

  Biomet, Inc.                            8,100      232,146
  Burlington Resources, Inc.              1,700       91,919
  Cendant Corp.*                         13,900      254,648

  Cisco Systems, Inc.*                    3,800       63,422
  Citigroup, Inc.                         5,171      221,319
  Clear Channel Communications,           2,500      105,975
  Inc.*
  Clorox Co.                              2,600      110,890

  Coca-Cola Co.                           4,448      206,432
  Conoco Phillips                         2,962      162,316
  Consolidated Edison, Inc.                 400       17,312


  Dell Computer Corp.*                    2,800       89,488
  Devon Energy Corp.                      1,600       85,440
  Dominion Resources, Inc.                  500       32,135
  Du Pont (E.I.) de Nemours & Co.         5,500      229,020

  Eli Lilly & Co.                         2,600      179,322
  Emerson Electric Co.                    4,032      206,035
  Estee Lauder Companies, Inc.            3,600      120,708
  Class A
  Exxon Mobil Corp.                       7,800      280,098





  Gillette Co.                            7,740      246,596
  Harley-Davidson, Inc.                   2,900      115,594
  Hartford Financial Services             3,100      156,116
  Group, Inc.
  Hewlett-Packard Co.                     5,200      110,760
  Illinois Tool Works, Inc.               4,000      263,400
  Intel Corp.                             7,900      164,194

CREDIT SUISSE SELECT EQUITY FUND (ACQUIRING FUND)
PRO FORMA SCHEDULE OF INVESTMENTS** (UNAUDITED)
AS OF JUNE 30 2003 (UNAUDITED)
-------------------------------------------------------------
                                                     MARKET
  SECURITY NAME                         SHARES       VALUE
-------------------------------------- ----------- ----------

  International Paper Co.                 2,900      103,617


  Lockheed Martin Corp.                   5,500      261,635


  Medtronic, Inc.                         7,000      335,790


  Microsoft Corp.                        16,300      417,443
  Monster Worldwide, Inc.*                1,000       19,730
  Newell Rubbermaid, Inc.                 5,700      159,600

  PepsiCo, Inc.                           4,506      200,517
  Pfizer, Inc.                           11,200      382,480
  PPG Industries, Inc.                    1,800       91,332

  SPDR Trust Series 1                     1,400      136,682
  Staples, Inc.*                          3,400       62,390




  The Chubb Corp.                         1,500       90,000
  The Goldman Sachs Group, Inc.             790       66,162
  The Southern Co.                        1,700       52,972
  Transocean, Inc.                        4,800      105,456



  United Technologies Corp.               2,000      141,660
  UnitedHealth Group, Inc.                2,400      120,600
  VERITAS Software Corp. *                3,100       88,877

  Viacom, Inc. Class B                    3,500      152,810
  Wal-Mart Stores, Inc.                   3,141      168,577
  Wells Fargo & Co.                       6,200      312,480

                                          PAR

  State Street Bank and Trust Co.
--     -                                           ----
  Euro Time Deposit, 1.063%, 7/01/03        382      382,000
                                                     -------
                                                   $8,791,070
                                                   ==========

CREDIT SUISSE TAX EFFICIENT FUND INTO CREDIT SUISSE SELECT EQUITY FUND PRO FORMA COMBINED SCHEDULE OF INVESTMENTS** (UNAUDITED)
AS OF JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------
                                                     MARKET
  SECURITY NAME                          SHARES       VALUE
------------------------------------- ----------- ------------

  Abbott Laboratories                     45,500   $1,991,080
  AFLAC, Inc.                              6,900     212,175
  Altria Group, Inc.                       2,100      95,424
  American International Group, Inc.       4,814     265,637
  Amgen, Inc.*                            47,700   3,169,188
  Anheuser-Busch Companies, Inc.           3,400     173,570
  Avery Dennison Corp.                    25,000   1,255,000
  Avon Products, Inc.                     12,500     777,500
  Bank of America Corp.                   25,700   2,031,071
  BellSouth Corp.                         56,000   1,491,280
  Biomet, Inc.                             8,100     232,146
  Burlington Resources, Inc.               1,700      91,919
  Cendant Corp.*                          13,900     254,648
  Charter One Financial, Inc.             61,000   1,901,980
  Cisco Systems, Inc.*                   105,300   1,757,457
  Citigroup, Inc.                         77,771   3,328,599
  Clear Channel Communications, Inc.*     24,500   1,038,555

  Clorox Co.                               2,600     110,890
  Colgate-Palmolive Co.                   24,500   1,419,775
  Coca-Cola Co.                            4,448     206,432
  Conoco Phillips                         43,666   2,392,897
  Consolidated Edison, Inc.                  400      17,312
  Costco Wholesale Corp.*                 42,500   1,555,500
  CVS Corp.                               41,000   1,149,230
  Dell Computer Corp.*                    43,800   1,399,848
  Devon Energy Corp.                       1,600      85,440
  Dominion Resources, Inc.                   500      32,135
  Du Pont (E.I.) de Nemours & Co.          5,500     229,020
  E.W. Scripps Co. Class A                21,800   1,934,096
  Eli Lilly & Co.                          2,600     179,322
  Emerson Electric Co.                     4,032     206,035
  Estee Lauder Companies, Inc. Class      37,300   1,250,669
  A
  Exxon Mobil Corp.                       88,800   3,188,808
  FedEx Corp.                             16,600   1,029,698
  Freddie Mac                             20,500   1,040,785
  Gannett Company, Inc.                    6,000     460,860
  General Electric Co.                    57,900   1,660,572
  General Mills, Inc.                     25,000   1,185,250
  Gillette Co.                             7,740     246,596
  Harley-Davidson, Inc.                    2,900     115,594
  Hartford Financial Services Group,      39,800   2,004,328
  Inc.
  Hewlett-Packard Co.                      5,200     110,760
  Illinois Tool Works, Inc.                4,000     263,400
  Intel Corp.                            114,900   2,388,082

CREDIT SUISSE TAX EFFICIENT FUND INTO CREDIT SUISSE SELECT EQUITY FUND PRO FORMA COMBINED SCHEDULE OF INVESTMENTS** (UNAUDITED)
AS OF JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------
                                                     MARKET
  SECURITY NAME                          SHARES       VALUE
------------------------------------- ----------- ------------
  International Business Machines         25,000   2,062,500
  Corp.
  International Paper Co.                  2,900     103,617
  J.P. Morgan Chase &Co.                  40,000   1,367,200
  Johnson & Johnson                       48,000   2,481,600
  Lockheed Martin Corp.                    5,500     261,635
  Marsh & McLennan Companies, Inc.        42,200   2,155,154
  Maxim Integrated Products, Inc.         15,500     529,945
  Medtronic, Inc.                         34,000   1,630,980
  Mercury Interactive Corp.*              16,000     617,760
  Merrill Lynch & Company, Inc.           29,500   1,377,060
  Microsoft Corp.                        136,300   3,490,643
  Monster Worldwide, Inc.*                 1,000      19,730
  Newell Rubbermaid, Inc.                  5,700     159,600
  Omnicom Group, Inc.                     24,200   1,735,140
  PepsiCo, Inc.                           30,006   1,335,,267
  Pfizer, Inc.                           119,200   4,070,680
  PPG Industries, Inc.                    25,800   1,309,092
  Procter & Gamble Co.                    14,750   1,315,405
  SPDR Trust Series 1                      1,400     136,682
  Staples, Inc.*                           3,400      62,390
  St. Paul Companies, Inc.                42,200   1,540,722
  Symantec Corp.*                         11,000     482,460
  Target Corp.                            50,000   1,892,000
  Texas Instruments, Inc.                 73,300   1,290,080
  The Chubb Corp.                          1,500      90,000
  The Goldman Sachs Group, Inc.              790      66,162
  The Southern Co.                         1,700      52,972
  Transocean, Inc.                         4,800     105,456
  Travelers Property Casualty Corp.       23,000     362,710
  Class B
  Tyco International, Ltd.                67,300   1,277,354
  United Technologies Corp.               40,500   2,868,615
  UnitedHealth Group, Inc.                 2,400     120,600
  VERITAS Software Corp. *                25,100     719,617
  Verizon Communications, Inc.            44,000   1,735,800
  Viacom, Inc. Class B                    46,500   2,030,190
  Wal-Mart Stores, Inc.                   62,141   3,335,107
  Wells Fargo & Co.                       49,400   2,489,760
  Wyeth                                   37,000   1,685,350
                                          PAR

  State Street Bank and Trust Co.

  Euro Time Deposit, 1.063%, 7/01/03         382     382,000
                                                     -------
                                                 $94,679,598
                                                 ===========

*    Non-income producing security.
** No holdings of the Acquiring Fund or the Acquired Fund are expected to require liquidation as a result of the Acquisition solely due to prospectus limitations.

CREDIT SUISSE TAX EFFICIENT FUND
CREDIT SUISSE SELECT EQUITY FUND
NOTES TO PRO FORMA FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)

1.       BASIS OF COMBINATION

         The unaudited Pro Forma Combined Portfolio of Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations give effect to the proposed merger of the Credit Suisse Tax Efficient Fund ("Tax Efficient" or "Acquired Fund"), a series of the Credit Suisse Capital Funds, into the Credit Suisse Select Equity Fund, Inc. ("Select Equity" or "Acquiring Fund"). The proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger provides for the transfer of all or substantially all of the assets of Tax Efficient to Select Equity and the subsequent liquidation of Tax Efficient. The accounting survivor in the proposed merger will be Select Equity. Although Tax Efficient is the larger fund, the surviving fund will invest in the style that is similar to the way in which Select Equity is currently operated and will be subject to the investment policies and restrictions of Select Equity. Select Equity (i) is classified as a "non-diversified company," as defined under Section 5 of the Investment Company Act of 1940, as amended; (ii) has a focused investment approach; (iii) uses both traditional value-based analyses (such as price/book ratio), as well as the economic profit of a company measured by its cash flow relative to its capital assets; and (iv) does not have an objective of tax efficiency. It is anticipated that the portfolio composition of the surviving fund will be similar to Select Equity. Furthermore, the surviving fund will be managed by Select Equity's managers, who are different managers than Tax Efficient, and will be subject to the contractual expense ratios and expense reimbursement and/or waiver (which may be discontinued at any time) with respect to Select Equity.

         The pro forma combined statements should be read in conjunction with the historical financial statements of the constituent fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14.

         Tax Efficient and Select Equity are both, open-end, management investment companies registered under the Investment Company Act of 1940, as amended.

PRO FORMA ADJUSTMENTS:
The Pro Forma adjustments below reflect the impact of the merger between Tax Efficient and Select Equity.
(a) Elimination of Prepaid expenses from Tax Efficient to be reimbursed by CSAM.
(b) Redemption of Class A and Common Class fund shares from Acquired fund and purchase of Class A shares in Acquiring fund.
(c) Redemption of Class B fund shares from Acquired fund and purchase of Class B shares in Acquiring fund.
(d) Redemption of Class C fund shares from Acquired fund and purchase of Class C shares in Acquiring fund.
(e)  To adjust Investment Advisory Services Fee due to rounding effect.
(f) To increase Rule 12b-1 fees in Class A fund shares of the Acquiring Fund due to additional assets from Common Class fund shares from Acquired Fund.
(g) Adjustment based on the contractual agreement with the transfer agent for the combined fund.
(h) Adjustment based on the contractual agreements with the custodian for the combined fund.
(i)  Adjustment to decrease co-administration fee based upon combined assets.
(j) Assumes elimination of duplicate charges in combination, and reflects management's estimates of combined pro-forma operations.
(k)      Adjustment to decrease Credit Suisse Asset Management, LLC waiver.


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         Following is a summary of significant accounting policies, which are consistently followed by Tax Efficient and Select Equity in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

         SECURITY VALUATION - The net asset value of each fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Each fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors (or Board of Trustees as the case may be) (each a "Board of Directors") under

CREDIT SUISSE TAX EFFICIENT FUND
CREDIT SUISSE SELECT EQUITY FUND
NOTES TO PRO FORMA FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)

procedures established by the Board of Directors in the absence of readily ascertainable market values. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximate market value, unless it is determined that this method would not represent fair value.

         SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

         FOREIGN CURRENCY TRANSACTIONS - The books and records of each fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. Each fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Each fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

         FEDERAL INCOME TAXES - Tax Efficient and Select Equity intend to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

         DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually.

                  THE ANNUAL REPORT AND STATEMENT OF ADDITIONAL
      INFORMATION OF THE ACQUIRING FUND DATED AUGUST 31, 2002, AND
                         JANUARY 1, 2003, RESPECTIVELY.

          THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF THE
                     ACQUIRED FUND DATED FEBRUARY 28, 2003
                   AND THE ANNUAL REPORT OF THE ACQUIRED FUND
                             DATED OCTOBER 31, 2002.

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]

          CREDIT SUISSE FUNDS

          Prospectus

          CLASS A, B AND C SHARES

          January 1, 2003

                  - CREDIT SUISSE
                    SELECT EQUITY FUND


          As with all mutual funds, the Securities and Exchange
          Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.

          Credit Suisse Funds are advised by Credit Suisse Asset
          Management, LLC.

                                    CONTENTS

KEY POINTS...........................................................................4
   Goal and Principal Strategies.....................................................4
   A Word About Risk.................................................................4
   Investor Profile..................................................................5

PERFORMANCE SUMMARY..................................................................6
   Year-by-Year Total Returns........................................................6
   Average Annual Total Returns......................................................7

INVESTOR EXPENSES....................................................................8

THE FUND IN DETAIL..................................................................10
   The Management Firm..............................................................10
   Fund Information Key.............................................................10
   Goal and Strategies..............................................................11
   Portfolio Investments............................................................12
   Risk Factors.....................................................................12
   Portfolio Management.............................................................12
   Financial Highlights.............................................................13

MORE ABOUT RISK.....................................................................14
   Introduction.....................................................................14
   Types of Investment Risk.........................................................14
   Certain Investment Practices.....................................................16

MEET THE MANAGERS...................................................................18

MORE ABOUT YOUR FUND................................................................19
   Share Valuation..................................................................19
   Distributions....................................................................19
   Taxes............................................................................19
   Statements and Reports...........................................................20

CHOOSING A CLASS OF SHARES..........................................................21

BUYING AND SELLINGSHARES............................................................22

SHAREHOLDER SERVICES................................................................24

OTHER POLICIES......................................................................25

OTHER SHAREHOLDER INFORMATION.......................................................26

OTHER INFORMATION...................................................................32
   About the Distributor............................................................32

FOR MORE INFORMATION........................................................back cover

                                   KEY POINTS

                          GOAL AND PRINCIPAL STRATEGIES

---------------------------------------------------------------------------------------------------------------
GOAL                                PRINCIPAL STRATEGIES                          PRINCIPAL RISK FACTORS
---------------------------------------------------------------------------------------------------------------
Long-term appreciation of capital   - Invests at least 80% of its net assets,     - Market risk
                                      plus any borrowings for investment          - Non-diversified status
                                      purposes, in U.S. equity securities
                                    - Invests in securities of 40-60 U.S.
                                      companies
                                    - Focuses on companies and industry
                                      sectors with favorable economic profit
                                      trends
                                    - Uses both traditional value-based
                                      analyses (such as price/book ratio), as
                                      well as the economic profit of a company
---------------------------------------------------------------------------------------------------------------

     A WORD ABOUT RISK

    All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

    Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

    Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

    The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

NON-DIVERSIFIED STATUS

    The fund is considered a non-diversified investment company under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

     INVESTOR PROFILE

    THIS FUND IS DESIGNED FOR INVESTORS WHO:

 -  are investing for long-term goals

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 -  are looking for capital appreciation

 -  want to diversify their portfolios into common stocks

    IT MAY NOT BE APPROPRIATE IF YOU:

 -  are investing for a shorter time horizon

 -  are uncomfortable with an investment that will fluctuate in value

 -  are looking for income

    You should base your investment decision on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in the fund's Common Class shares. The bar chart shows you how fund performance has varied from year to year for up to 10 years. The table compares the fund's performance (before and after taxes) over time to that of a broad based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of the future.

[CHART]

                           YEAR-BY-YEAR TOTAL RETURNS*

---------------------------------------------------------------------------------
  YEAR ENDED 12/31:                                1999        2000       2001
---------------------------------------------------------------------------------
                                                  27.39%       5.49%      -15.32%
---------------------------------------------------------------------------------

  Best quarter: 16.33% (Q4 99)
  Worst quarter: -17.06% (Q3 01)
  Inception date: 10/30/98
  Total return for the period 1/1/02 - 9/30/02: -29.44% (not annualized) (not annualized)

* Performance for Classes A, B and C shares is not provided because these classes do not have a full calendar year of performance. Although Common Class shares are not offered in this prospectus, they are invested in the same portfolio. Common Class shares' annual returns differ to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses or the imposition of sales loads applicable to the Class A, B and C shares.
The performance of the Institutional shares was previously provided, but this class was terminated on October 23, 2002.

                         AVERAGE ANNUAL TOTAL RETURNS(1)

------------------------------------------------------------------------------------------------------------
                                                       ONE YEAR     THREE YEARS      LIFE OF      INCEPTION
       PERIOD ENDED 12/31/01:                            2001        1999-2001        FUND           DATE
------------------------------------------------------------------------------------------------------------
  RETURN BEFORE TAXES                                   -15.32%        4.40%          8.00%        10/30/98
------------------------------------------------------------------------------------------------------------
  RETURNS AFTER TAXES
  ON DISTRIBUTIONS                                      -15.38%        -.23%          3.46%
------------------------------------------------------------------------------------------------------------
  RETURNS AFTER TAXES
  ON DISTRIBUTIONS AND
  SALE OF FUND SHARES                                    -9.31%        1.62%          4.58%
------------------------------------------------------------------------------------------------------------
  STANDARD & POOR'S 500 INDEX(2)
  (REFLECTS NO DEDUCTIONS FOR FEES,
  EXPENSES OR TAXES)                                    -11.88%       -1.03%          2.69%
------------------------------------------------------------------------------------------------------------

(1) Performance for Classes A, B and C shares is not provided because these classes do not have a full calendar year of performance. Although Common Class shares are not offered in this prospectus, they are invested in the same portfolio. Common Class shares' annual returns differ to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses or the imposition of sales loads applicable to the Class A, B and C shares.
The performance of the Institutional shares was previously provided, but this class was terminated on October 23, 2002.

(2) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.

                            UNDERSTANDING PERFORMANCE

     - TOTAL RETURN tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL RATE OF RETURN.

     - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The YEAR-BY-YEAR TOTAL RETURNS in the bar chart are examples of one-year cumulative total returns.

     - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what CONSTANT annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.

     - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

     - AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual fund operating expense figures are for the fiscal year ended August 31, 2002.

-------------------------------------------------------------------------------------------------------------
                                                                         CLASS A    CLASS B(2)     CLASS C
-------------------------------------------------------------------------------------------------------------
  SHAREHOLDER FEES
   (paid directly from your investment)
-------------------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)(1)                                 5.75%        NONE          NONE
-------------------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a percentage of
   original purchase price or redemption proceeds, as applicable)         NONE            4%(3)         1%(4)
-------------------------------------------------------------------------------------------------------------
  Maximum sales charge (load) on reinvested distributions
   (as a percentage of offering price)                                    NONE         NONE          NONE
-------------------------------------------------------------------------------------------------------------
  Redemption fees                                                         NONE         NONE          NONE
-------------------------------------------------------------------------------------------------------------
  Exchange fees                                                           NONE         NONE          NONE
-------------------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
   (deducted from fund assets)
-------------------------------------------------------------------------------------------------------------
  Management fee                                                           .75%         .75%          .75%
-------------------------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fee                                     .25%        1.00%         1.00%
-------------------------------------------------------------------------------------------------------------
  Other expenses                                                          2.49%        2.44%         2.44%
-------------------------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES*                                   3.49%        4.19%         4.19%
-------------------------------------------------------------------------------------------------------------

(1) The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within one year of purchase. See "Other Shareholder Information."

(2) Class B shares of the fund automatically convert to Class A shares after eight years. The effect of the automatic conversion feature is reflected in the Examples that follow. See "Other Shareholder Information."

(3) 4% during the first year decreasing 1% annually to 0% after the fourth year.

(4) 1% during the first year.

* Actual fees and expenses for the fiscal year ended August 31, 2002 are shown below. Fee waivers and expense reimbursements or credits reduced some expenses for the fund during 2002. These waivers and reimbursements, which will remain in effect until April 6, 2003, are expected to lower the fund's expenses as follows:

  EXPENSES AFTER
  WAIVERS AND
  REIMBURSEMENTS

                                                                         CLASS A   CLASS B   CLASS C
  Management fee                                                           .00%      .00%      .00%

  Distribution and service (12b-1) fee                                     .25%     1.00%     1.00%

  Other expenses                                                           .94%      .94%      .94%
                                                                         -------   -------   -------
  NET ANNUAL FUND OPERATING EXPENSES                                      1.19%     1.94%     1.94%

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

------------------------------------------------------------------------------------------------------------
                                                       ONE YEAR     THREE YEARS     FIVE YEARS     10 YEARS
------------------------------------------------------------------------------------------------------------
  CLASS A (with or without redemption)                   $906         $1,584          $2,283       $4,124
------------------------------------------------------------------------------------------------------------
  CLASS B (redemption at end of period)                  $821         $1,472          $2,138       $4,218
------------------------------------------------------------------------------------------------------------
  CLASS B (no redemption)                                $421         $1,272          $2,138       $4,218
------------------------------------------------------------------------------------------------------------
  CLASS C (redemption at end of period)                  $521         $1,272          $2,138       $4,364
------------------------------------------------------------------------------------------------------------
  CLASS C (no redemption)                                $421         $1,272          $2,138       $4,364
------------------------------------------------------------------------------------------------------------

                               THE FUND IN DETAIL

     THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 -  Investment adviser for the fund

 - Responsible for managing the fund's assets according to its goal and strategies

 - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients

 - Credit Suisse Asset Management companies manage approximately $55.8 billion in the U.S. and $284.3 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

    For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this PROSPECTUS.

     FUND INFORMATION KEY

    A concise description of the fund begins on the next page. The description provides the following information:

GOAL AND STRATEGIES
    The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS
    The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS
    The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT
    The individuals designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS
    A table showing the fund's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

    The ANNUAL REPORT includes the auditor's report, along with the fund's financial statements. It is available free upon request.

     GOAL AND STRATEGIES

    The fund seeks long-term appreciation of capital. To pursue this goal, under normal market conditions, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. equity securities. The fund invests in securities of approximately 40 to 60 U.S. companies. The "top ten" (largest company holdings) in the fund's portfolio may account for 40% or more of the fund's assets. In addition, the fund's portfolio managers search for industry sectors with favorable economic profit trends and may focus the portfolio in these sectors.

    In choosing stocks, the fund's portfolio managers use both traditional value-based analyses (such as price/book ratio), as well as the economic profit of a company measured by its cash flow relative to its capital assets. The managers look for companies that:

 - earn rates of return exceeding their risk-adjusted costs of capital, as opposed to earning more than they have spent (accounting profits)

 - create shareholder value by gaining the most from their investment spending, or use their cost of capital as a competitive advantage

 - have current market valuations that do not fully recognize future economically profitable growth

    The managers believe this approach allows them to identify companies with low disappointment risk, as well as those with potential restructuring opportunities. The portfolio managers construct the fund's portfolio by weighting selected securities based on results of a proprietary analysis and risk-scoring system.

    The fund's 80% investment policy is non-fundamental and may be changed by the Board of Directors of the fund upon at least 60 days' notice to shareholders before any such change becomes effective.

     PORTFOLIO INVESTMENTS

    The fund's equity holdings may include:

 -  common stocks

 -  preferred stocks

 -  securities convertible into common stocks

 - securities whose values are based on common stocks, such as rights and warrants

    The fund may invest up to 20% of its net assets, plus any borrowings for investment purposes, in foreign securities, including dollar-denominated ADRs of foreign issuers. To a limited extent, the fund may also engage in other investment practices.

     RISK FACTORS

    This fund's principal risk factors are:

 -  market risk

 -  non-diversified risk

    The value of your investment will vary with changes in interest rates and other factors.

    Compared to a diversified mutual fund, a non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers. Because this fund is non-diversified, its share price and yield might fluctuate more than they would for a diversified fund.

    "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

    D. Susan Everly, Sheryl M. Hempel and Margaret D. Miller manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.

-----------------------------------------------------------------------------------------------------------------------------
                                                      CLASS A                  CLASS B                    CLASS C
  PERIOD ENDED:                                  8/02       8/01(1)       8/02        8/01(1)        8/02        8/01(1)
-----------------------------------------------------------------------------------------------------------------------------
  PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period           $13.39      $14.19       $13.38       $14.19        $13.39       $14.19
=============================================================================================================================
  INVESTMENT OPERATIONS:
  Net investment income (loss)                     0.01(2)     0.01        (0.06)(2)        -(3)      (0.06)(2)        -(3)
  Net loss on investments
    (both realized and unrealized)                (2.70)      (0.81)       (2.71)       (0.81)        (2.75)       (0.80)
-----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations              (2.69)      (0.80)       (2.77)       (0.81)        (2.81)       (0.80)
-----------------------------------------------------------------------------------------------------------------------------
  LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income            (0.01)          -            -            -             -            -
  Distributions from net realized gains           (0.02)          -        (0.02)           -         (0.02)           -
-----------------------------------------------------------------------------------------------------------------------------
    Total dividends and distributions             (0.03)          -        (0.02)           -         (0.02)           -
-----------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                 $10.67      $13.39       $10.59       $13.38        $10.56       $13.39
=============================================================================================================================
  Total Return(4)                                (20.13)%     (5.64)%     (20.75)%      (5.71)%      (21.03)%      (5.64)%
-----------------------------------------------------------------------------------------------------------------------------
  RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000s omitted)         $566         $64         $518           $1          $271         $102
  Ratio of expenses to average net assets(5)       1.19%       1.19%(6)     1.94%        1.94%(6)      1.94%        1.94%(6)
  Ratio of net investment income (loss) to
    average net assets                             0.09%       0.77%(6)    (0.67)%      (0.31)%(6)    (0.65)%      (0.25)%(6)
  Decrease reflected in above operating expense
    ratios due to waivers/reimbursements           2.30%       6.44%(6)     2.25%        6.47%(6)      2.25%        6.43%(6)
  Portfolio turnover rate                           122%        141%         122%         141%          122%         141%
-----------------------------------------------------------------------------------------------------------------------------

(1) For the period July 31, 2001 (inception date) through August 31, 2001.
(2) Per share information is calculated using the average share outstanding method.

(3) This amount represents less than $0.01 per share.

(4) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.
(5) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.
(6) Annualized.

                                 MORE ABOUT RISK

     INTRODUCTION

    The fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

    The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

     TYPES OF INVESTMENT RISK

    The following risks are referred to throughout this PROSPECTUS.

    ACCESS RISK Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

    CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

    CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

    CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses.

    EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

      - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

      - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

    EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

    INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

    INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

    LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

    MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

    OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

    POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

    PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the fund would generally have to reinvest the proceeds at lower rates.

    REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or the fund's performance.

    VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

-     Permitted without limitation; does not indicate actual use

20(%) ITALIC TYPE (e.g., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

/ /   Permitted, but not expected to be used to a significant extent

-     Not permitted

---------------------------------------------------------------------------------------------------------------------
  INVESTMENT PRACTICE                                                                                        LIMIT
---------------------------------------------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet redemptions or for other
temporary or emergency purposes. SPECULATIVE EXPOSURE RISK.                                                 33 1/3%
---------------------------------------------------------------------------------------------------------------------
CURRENCY HEDGING Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.(1)
CORRELATION, CREDIT, CURRENCY, HEDGED EXPOSURE, LIQUIDITY, POLITICAL, VALUATION
RISKS.                                                                                                         / /
---------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value.
Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. ACCESS, CURRENCY, INFORMATION,
LIQUIDITY, MARKET, OPERATIONAL, POLITICAL, VALUATION RISKS.                                                    / /
---------------------------------------------------------------------------------------------------------------------
EQUITY AND EQUITY-RELATED SECURITIES Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative
company or industry events. LIQUIDITY, MARKET, VALUATION RISKS.                                                /X/
---------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May include depository receipts. CURRENCY,
INFORMATION, LIQUIDITY, MARKET, POLITICAL, VALUATION RISKS.                                                     20(%)
---------------------------------------------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1) CORRELATION, CURRENCY, HEDGED EXPOSURE, INTEREST-RATE, MARKET,
SPECULATIVE EXPOSURE RISKS.(2)                                                                                 / /
---------------------------------------------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. CREDIT, INTEREST-RATE, MARKET
RISKS.                                                                                                         / /
---------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES(3) Debt securities backed by pools of mortgages, including passthrough certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables. CREDIT,
EXTENSION, INTEREST-RATE, LIQUIDITY, PREPAYMENT RISKS.                                                         / /
---------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.
CREDIT, INTEREST-RATE, MARKET, REGULATORY RISKS.                                                               / /
---------------------------------------------------------------------------------------------------------------------

                                       16

---------------------------------------------------------------------------------------------------------------------
  INVESTMENT PRACTICE                                                                                        LIMIT
---------------------------------------------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and convertible securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Commonly referred to as junk bonds. CREDIT, INFORMATION, INTEREST-RATE, LIQUIDITY, MARKET,
VALUATION RISKS.                                                                                               / /
---------------------------------------------------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The fund may purchase or sell (write) both put and call options for hedging or speculative purposes.(1) CORRELATION, CREDIT, HEDGED
EXPOSURE, LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                                       / /
---------------------------------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with restrictions on trading, or
those not actively traded. May include private placements. LIQUIDITY, MARKET, VALUATION RISKS.                  15(%)
---------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the fund receives cash, U.S. government securities or bank letters of credit as
collateral. CREDIT, LIQUIDITY, MARKET RISKS.                                                                33 1/3%
---------------------------------------------------------------------------------------------------------------------
SHORT POSITIONS Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If the fund were to take short positions in stocks that increase in value, then the fund would have to repurchase the securities at that higher price and it would be likely to underperform similar mutual funds that do not take short positions.
LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                                                 / /
---------------------------------------------------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale where the fund owns enough shares of the security involved to cover the borrowed securities, if necessary. LIQUIDITY, MARKET,
SPECULATIVE EXPOSURE RISKS.                                                                                    / /
---------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING Selling a security shortly after purchase. If the fund engages in short-term trading, it will have higher turnover and transaction expenses. Increased short-term
capital gains distributions could raise shareholders' income tax liability.                                    / /
---------------------------------------------------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small relative market capitalizations, including those with continuous operations of less than three years. INFORMATION,
LIQUIDITY, MARKET, VALUATION RISKS.                                                                              5(%)
---------------------------------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS Swaps, structured securities and other instruments that allow the fund to gain access to the performance of a benchmark asset (such as an index or selected stocks) where the fund's direct investment is restricted.
CREDIT, CURRENCY, INFORMATION, INTEREST-RATE, LIQUIDITY, MARKET, POLITICAL,
SPECULATIVE EXPOSURE, VALUATION RISKS.                                                                         / /
---------------------------------------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent
the fund from achieving its goal.                                                                              / /
---------------------------------------------------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. LIQUIDITY, MARKET,
SPECULATIVE EXPOSURE RISKS.                                                                                    / /
---------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future date; market value may change before delivery. LIQUIDITY, MARKET, SPECULATIVE
EXPOSURE RISKS.                                                                                                 25(%)
---------------------------------------------------------------------------------------------------------------------
ZERO-COUPON BONDS Debt securities that pay no cash income to holders for either an intial period or until maturity and are issued at a discount from maturity value. At maturity, return comes from the difference between purchase price and
maturity value. INTEREST-RATE, MARKET RISKS.                                                                   / /
---------------------------------------------------------------------------------------------------------------------

(1) The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

(3) The fund will limit its investments in mortgage-backed and asset-backed securities to 20% of net assets.

                                MEET THE MANAGERS

The following individuals are responsible for the day-to-day portfolio management of the fund:

D. SUSAN EVERLY, Director, has been Co-Portfolio Manager of the fund since 1998. She joined CSAM in 1998 from Goldman Sachs, where she had worked as a securities analyst since 1996. Previously, she worked at CS First Boston, first as an analyst in the depository institutions group and then as a member of the convertible securities new-issue group. Ms. Everly holds a B.A. in Economics from the University of Chicago and an M.B.A. in Finance from the Harvard Graduate School of Business.

SHERYL M. HEMPEL, Director, has been Co-Portfolio Manager of the fund since December 2001. She joined CSAM in 2000 from Morgan Stanley Dean Witter Investment Management, where she was a Vice President and relationship manager for institutional clients from 1996 to 2000. Previously, she held portfolio management positions at United Jersey Bank and Union Trust Company; worked in bond trading at Dean Witter Reynolds; and was a stockbroker at Dean Witter Reynolds and Smith Barney Harris Upham. Ms. Hempel holds a B.A. in Business and Economics from Lafayette College

MARGARET D. MILLER, Vice President, has been Co-Portfolio Manager of the fund since December 2001. She joined DLJ Asset Management in 1996 as a generalist analyst for large-capitalization U.S. equity portfolios, and came to CSAM in 2000 when Credit Suisse acquired DLJ. Ms. Miller holds a B.S.B.A. in Marketing and International Management from Georgetown University and an M.B.A. in Finance and Accounting from Columbia University Graduate School of Business.


            Job titles indicate position with the investment adviser.

                              MORE ABOUT YOUR FUND

     SHARE VALUATION

    The net asset value (NAV) of each class of the fund is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the total assets of each class of the fund, less its liabilities, by the number of shares outstanding in each class.

    The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, the fair value of the securities and other assets is determined in good faith by or under the direction of the Board of Directors. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value.

    Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its price. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

     DISTRIBUTIONS

    As a fund investor, you will receive distributions.

    The fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

    The fund typically distributes dividends annually, usually in December. The fund typically distributes capital gains annually, usually in December. The fund may make additional distributions and dividends if necessary for the fund to avoid a federal tax.

    Distributions may be reinvested in additional shares without any initial or deferred sales charge.

    Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your broker-dealer, financial intermediary or financial institution (each a "financial representative") or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

     TAXES

    As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

    As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

    Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources are generally taxed as ordinary income. The fund will mostly make capital-gain distributions, which could be short-term or long-term.

    If you buy shares shortly before or on the "record date"-the date that establishes you as the person to receive the upcoming distribution-you may receive a portion of the money you just invested in the form of a taxable distribution.

    The Form 1099-DIV that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

TAXES ON TRANSACTIONS
    Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

     STATEMENTS AND REPORTS

    The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, prospectuses or proxy statements, please contact your financial representative or call 800-927-2874.

                           CHOOSING A CLASS OF SHARES

    This PROSPECTUS offers you a choice of three classes of shares: Classes A, B and C. Choosing which of these classes of shares is best for you depends on a number of factors, including the amount and intended length of your investment.

 - Class A shares may be a better choice than Class B or C if you are investing for the long term, especially if you are eligible for a reduced sales charge

 - Class B and C shares permit all of your investment dollars to go to work for you right away, but they have higher expenses than Class A shares and deferred sales charges

 - Class C shares may be best for an investor with a shorter time horizon because they have a lower sales charge than Class A or Class B shares, but they have higher annual expenses

    We describe Class A, B and C shares in detail in "OTHER SHAREHOLDER INFORMATION." The table below gives you a brief comparison of the main features of each class, which we recommend you discuss with your financial representative. Your financial representative may receive different compensation depending on the class you choose.

------------------------------------------------------------------------------------------------------------
                                                MAIN FEATURES
------------------------------------------------------------------------------------------------------------
 CLASS A       - Initial sales charge of up to 5.75%
               - Lower sales charge for large purchases
               - No charges when you sell shares (except on certain redemptions of shares bought without an initial sales charge)
               - Lower annual expenses than class B or C because of lower 12b-1 fee
------------------------------------------------------------------------------------------------------------
 CLASS B       - No initial sales charge
               - Deferred sales charge of up to 4.00% If you sell shares within 4 years of purchase
               - Deferred sales charge declining to zero after 4 years
               - Higher annual expenses than class A shares because of higher 12b-1 fee
               - Automatic conversion to class A shares after 8 years, reducing future annual expenses
------------------------------------------------------------------------------------------------------------
 CLASS C       - No initial sales charge
               - Deferred sales charge of 1.00% If you sell shares during the first year of purchase
               - Higher annual expenses than class A shares because of higher 12b-1 fee
               - No conversion to class A shares, so annual expenses remain higher
------------------------------------------------------------------------------------------------------------

                            BUYING AND SELLING SHARES

     OPENING AN ACCOUNT

    You should contact your financial representative to open an account and make arrangements to buy shares. Your financial representative will be responsible for furnishing all necessary documents to us, and may charge you for his or her services. All classes of shares may not be available through all financial representatives. You should contact your financial representative for further information.

     BUYING AND SELLING SHARES

    The fund is open on those days when the NYSE is open, typically Monday through Friday. Your financial representative must receive your purchase order in proper form prior to the close of the NYSE (currently 4 p.m. ET) in order for it to be priced at that day's offering price. If the financial representative receives it after that time, it will be priced at the next business day's offering price. Investors may be charged a fee by a financial representative for transactions effected through it. "Proper form" means your financial representative has received a completed purchase application and payment for shares (as described in this PROSPECTUS).

    The minimum initial investment in all classes of the fund is $2,500, and the minimum for additional investments is $100. Your financial representative may have different minimum investment amount requirements. There are no minimum investment amount requirements for retirement plan programs, but the minimum investment amounts do apply to IRA accounts. The fund reserves the right to modify or waive the minimum investment amount requirements.

    The maximum investment amount in Class B shares is $250,000. The maximum investment amount in Class C shares is $1,000,000.

    You should contact your financial representative to redeem shares of the fund. Your redemption will be processed at the net asset value per share next computed after your request is received in proper form. If you own Class B or Class C shares or purchased Class A shares without paying an initial sales charge, any applicable CDSC will be applied to the net asset value and deducted from your redemption proceeds. The value of your shares may be more or less than your initial investment depending on the net asset value of your fund on the day you redeem.

    Your financial representative may impose a minimum account balance required to keep your account open. If your fund account falls below $250 due to redemption or exchanges, the fund reserves the right to close the account and mail you the proceeds after 60 days' notice. The fund reserves the right to change the minimum account balance requirement after 15 days' notice to current shareholders of any increases.

     EXCHANGING SHARES

    You should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund or into a Credit Suisse money market fund. A sales charge differential may apply. Be sure to read the current PROSPECTUS for the new fund.

    FOR MORE INFORMATION REGARDING BUYING, SELLING OR EXCHANGING SHARES, CONTACT YOUR FINANCIAL REPRESENTATIVE OR CALL THE TRANSFER AGENT AT 1-800-927-2874.

                              SHAREHOLDER SERVICES

     AUTOMATIC SERVICES

    Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative.

AUTOMATIC MONTHLY INVESTMENT PLAN
    For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN
    For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

     TRANSFERS/GIFTS TO MINORS

    Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act
(UGMA). Please consult your tax professional about these types of accounts.

                                 OTHER POLICIES

     TRANSACTION DETAILS

    You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

    Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or electronic transfer (ACH) does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

    Uncashed redemption or distribution checks do not earn interest.

     SPECIAL SITUATIONS

    The fund reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the fund and its shareholders

 - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 -  charge a wire-redemption fee

 - make a "redemption in kind"-payment in portfolio securities rather than cash-for certain large redemption amounts that could hurt fund operations

 - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                          OTHER SHAREHOLDER INFORMATION

     CLASSES OF SHARES AND SALES CHARGES

    Class A, B and C shares are identical in all respects except that (1) each class bears different distribution service fees and sales charges, (2) each class has different exchange privileges and (3) only Class B shares have a conversion feature. Class A, Class B and Class C shareholders have exclusive voting rights relating to their respective class's 12b-1 Plan.

     CLASS A SHARES

OFFERING PRICE:

    The offering price for Class A shares is NAV plus the applicable sales charge (unless you are entitled to a waiver):

                         INITIAL SALES CHARGE -- CLASS A

--------------------------------------------------------------------------------
                                                                    COMMISSION
                                                                   TO FINANCIAL
                                                                  REPRESENTATIVE
                                          AS A % OF   AS A % OF     AS A % OF
                                           AMOUNT     OFFERING      OFFERING
        AMOUNT PURCHASED                  INVESTED      PRICE         PRICE
--------------------------------------------------------------------------------
  Less than $50,000                         6.10%       5.75%         5.00%
--------------------------------------------------------------------------------
  $50,000 to less than $100,000             4.99%       4.75%         4.00%
--------------------------------------------------------------------------------
  $100,000 to less than $250,000            3.90%       3.75%         3.00%
--------------------------------------------------------------------------------
  $250,000 to less than $500,000            2.56%       2.50%         2.00%
--------------------------------------------------------------------------------
  $500,000 to less than $1,000,000          2.04%       2.00%         1.75%
--------------------------------------------------------------------------------
  $1,000,000 or more                           0*           0          1.00%**
--------------------------------------------------------------------------------

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described under "Class A Limited CDSC" below).

** The distributor may pay a financial representative a fee as follows: up to 1% on purchases up to and including $3 million, up to .50% on the next $47 million and up to .25% on purchase amounts over $50 million.

    The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by an individual, his or her immediate family members and certain other related parties. For more information, contact your financial representative or consult the Statement of Additional Information.

    From time to time, the distributor may re-allow the full amount of the sales charge to financial representatives as a commission for sales of such shares. They also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class A shares they are servicing.

    THE INITIAL SALES CHARGE IS WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:

 (1) investment advisory clients of CSAM;

 (2) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the fund);

 (3) shares purchased by (a) registered investment advisers ("RIAs") on behalf of fee-based accounts or (b) broker-dealers that have sales agreements with the fund and for which shares have been purchased on behalf of wrap fee client accounts, and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services;

 (4) shares purchased for 401(k) Plans, 403(B) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans;

 (5) Class B shares which are automatically converted to Class A shares;

 (6) Class A shares acquired when dividends and distributions are reinvested in the fund; and

 (7) shares purchased with redemption proceeds from a fund not managed by CSAM, if an initial sales charge was paid on the shares being redeemed and the purchase of fund shares takes place within 30 days after the redemption of the other fund.

    IF YOU WANT TO LEARN ABOUT ADDITIONAL WAIVERS OF CLASS A INITIAL SALES CHARGES, CONTACT YOUR FINANCIAL REPRESENTATIVE OR CONSULT THE STATEMENT OF ADDITIONAL INFORMATION.

    REDUCED INITIAL SALES CHARGES ARE AVAILABLE TO PARTICIPANTS IN THE FOLLOWING
PROGRAMS:

    LETTER OF INTENT. By initially investing at least $1,000 and submitting a Letter of Intent to the fund's distributor or transfer agent, you may purchase Class A shares of the fund over a 13-month period at the reduced sales charge, which applies to the aggregate amount of the intended purchases stated in the Letter. The Letter only applies to purchases made up to 90 days before the date of the Letter. The 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included.

    RIGHT OF ACCUMULATION. For investors who already have an account with any Credit Suisse Fund, reduced sales charges based upon the above sales charge schedules are applicable to purchases of fund shares. The sales charge on each purchase is determined by adding the current net asset value of all the classes of shares the investor currently holds to the amount being invested. The Right of Accumulation is illustrated by the following example: If an investor holds shares in any Credit Suisse Fund currently valued in the amount of $50,000, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).

    The reduced sales charge is applicable only to current purchases. The transfer agent must be notified at the time of subsequent purchases that the account is eligible for the Right of Accumulation.

    CONCURRENT PURCHASES. To qualify for a reduced sales charge, you may combine concurrent purchases of any class of shares purchased in any Credit Suisse Fund. For example, if the investor concurrently invests $25,000 in one fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase. In order to exercise the Concurrent Purchases privilege, the transfer agent must be notified prior to your purchase.

    FOR PURPOSES OF THE LETTER OF INTENT, RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES, YOUR PURCHASES WILL BE COMBINED WITH THE PURCHASES OF YOUR IMMEDIATE FAMILY MEMBERS.

    REINSTATEMENT PRIVILEGE. The Reinstatement Privilege permits shareholders to reinvest the proceeds of a redemption of the fund's Class A shares within 30 days from the date of redemption without an initial sales charge. The transfer agent must be notified prior to your purchase in order to exercise the Reinstatement Privilege. In addition, a Limited CDSC paid to the distributor will be eligible for reimbursement at the fund's current net asset value if a shareholder reinstates his fund account holdings within 30 days from the date of redemption.

    CLASS A LIMITED CDSC. A Limited Contingent Deferred Sales Charge ("Limited CDSC") will be imposed by the fund upon redemptions of Class A shares made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid a commission to the financial representative.

    The Limited CDSC also applies to redemptions of shares of other funds into which such Class A shares are exchanged. Any Limited CDSC charged on a redemption of exchanged-for fund shares is computed in the manner set forth in the exchanged-for fund's prospectus. In addition, the holding period to avoid the imposition of the Limited CDSC for certain Credit Suisse Funds may be 18 months rather than 12 months. You will not have to pay a Limited CDSC when you redeem fund shares that you purchased in exchange for shares of another fund, if you paid a sales charge when you purchased that other fund's shares.

    The Limited CDSC will be paid to the distributor and will be equal to the lesser of 1% of:

 - the net asset value at the time of purchase of the Class A shares being redeemed; or

 -  the net asset value of such Class A shares at the time of redemption.

    For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at the time of purchase of such Class A shares, even if those shares are later exchanged. In the event of an exchange of such Class A shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares into which the Class A shares have been exchanged. The Limited CDSC on Class A shares will be waived on redemptions made pursuant to the fund's automatic withdrawal plan under the same circumstances as outlined in item (3) below related to the waiver of the CDSC on Class B shares.

     CLASS B SHARES

    You may choose to purchase Class B shares at the fund's net asset value, although such shares may be subject to a CDSC when you redeem your investment. The CDSC does not apply to investments held for more than four years. Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that you have held the longest.

    When the CDSC is imposed, the amount of the CDSC will depend on the number of years that you have held the shares according to the table set forth below. When determining the length of time you held shares and the corresponding CDSC, any period during which you held shares of a fund that does not charge a CDSC will not be counted. The CDSC will be assessed on an amount equal to the lesser of the then current net asset value or the original purchase price of the shares identified for redemption.

--------------------------------------------
       YEAR AFTER             CDSC
        PURCHASE           PERCENTAGE
--------------------------------------------
          1st                   4%
--------------------------------------------
          2nd                   3%
--------------------------------------------
          3rd                   2%
--------------------------------------------
          4th                   1%
--------------------------------------------
    After 4th year             None
--------------------------------------------

    Financial representatives selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Beginning on the first anniversary of the date of purchase, they also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class B shares they are servicing.

    THE CDSC ON CLASS B SHARES WILL BE WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:

 (1) shares received pursuant to the exchange privilege which are currently exempt from a CDSC;

 (2) redemptions as a result of shareholder death or disability (as defined in the Internal Revenue Code of 1986, as amended);

 (3) redemptions made pursuant to the fund's automatic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12 month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver;

 (4) redemptions related to required minimum distributions from retirement plans or accounts at age 70 1/2, which are required without penalty pursuant to the Internal Revenue Code; and

 (5) Class B shares acquired when dividends and distributions are reinvested in the fund.

    Redemptions effected by the fund pursuant to its right to liquidate a shareholder's account with a current net asset value of less than $250 will not be subject to the CDSC.

    Class B shares held for eight years after purchase will be automatically converted into Class A shares and accordingly will no longer be subject to the CSDC, as follows:

--------------------------------------------------------------------------------------
  CLASS B SHARES                             WHEN CONVERTED TO CLASS A
--------------------------------------------------------------------------------------
  Shares issued at initial purchase          Eight years after date of purchase
--------------------------------------------------------------------------------------
  Shares issued on reinvestment of           In the same proportion as the number
  dividends and distributions                of Class B shares converting is to
                                             total Class B shares you own
                                             (excluding shares issued as a dividend)
--------------------------------------------------------------------------------------
  Shares issued upon exchange from           On the date the shares originally
  another Credit Suisse Fund                 acquired would have converted into
                                             Class A shares
--------------------------------------------------------------------------------------

    REINSTATEMENT PRIVILEGE. If you redeemed shares of a Credit Suisse Fund in the past 30 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charges, if the distributor is notified.

     CLASS C SHARES

    You may choose to purchase Class C shares at the fund's net asset value, although such shares will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for Class C shares of another Credit Suisse Fund, the 1% CDSC also will apply to those Class C shares. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares. The 1% CDSC on Class C shares will be applied in the same manner as the CDSC on Class B shares and waived under the same circumstances that would result in a waiver of the CDSC on Class B shares. Class C shares are not convertible to Class A shares and are subject to a distribution fee of 1.00% of average daily net assets.

    Financial representatives selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Also, beginning on the first anniversary of the date of purchase, they receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares held by their clients.

                                OTHER INFORMATION

     ABOUT THE DISTRIBUTOR

    Credit Suisse Asset Management Securities, Inc., an affiliate of CSAM, is responsible for making the fund available to you.

    The fund has adopted 12b-1 Plans for Class A, B and C shares pursuant to the rules under the Investment Company Act of 1940. These plans allow the fund to pay distribution and service fees for the sale and servicing of Classes A, B and C of the fund's shares. Under the plans, the distributor is paid 0.25%, 1.00% and 1.00% of the average daily net assets of the fund's Class A, B and C shares, respectively. Since these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

    Distribution and service fees on Class A, B and C shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the fund. The distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

    The expenses incurred by the distributor under the 12b-1 Plans for Class A, B and C shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.

                              FOR MORE INFORMATION

    More information about this fund is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS
     TO SHAREHOLDERS

    Includes financial statements, portfolio investments and detailed performance information.

    The ANNUAL REPORT also contains a letter from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

     OTHER INFORMATION

    A current STATEMENT OF ADDITIONAL INFORMATION (SAI) which provides more details about the fund is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

    You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

    Please contact Credit Suisse Funds to obtain, without charge, the SAI and ANNUAL and SEMIANNUAL REPORTS, portfolio holdings and other information and to make shareholder inquiries:

BY TELEPHONE:
   800-927-2874

BY FACSIMILE:
   888-606-8252

BY MAIL:
   CREDIT SUISSE FUNDS

   P.O. BOX 55030
   BOSTON, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Funds
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:

   www.CreditSuisseFunds.com

SEC FILE NUMBER:
Credit Suisse Select
Equity Fund                                                            811-08921

P.O. BOX 9030, BOSTON, MA 02205-9030
800-927-2874 - www.CreditSuisseFunds.com

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.     CSFOC-1-0103

                       STATEMENT OF ADDITIONAL INFORMATION

                                 January 1, 2003

                              Common Shares of the

                      CREDIT SUISSE GLOBAL TECHNOLOGY FUND
                        CREDIT SUISSE MUNICIPAL BOND FUND
                        CREDIT SUISSE SELECT EQUITY FUND

                              Class A Shares of the

                      CREDIT SUISSE GLOBAL TECHNOLOGY FUND
                        CREDIT SUISSE MUNICIPAL BOND FUND

                        CREDIT SUISSE SELECT EQUITY FUND

                        Class B and Class C Shares of the

                        CREDIT SUISSE SELECT EQUITY FUND

          This combined STATEMENT OF ADDITIONAL INFORMATION provides information about Credit Suisse Global Technology Fund ("Global Technology Fund"), Credit Suisse Municipal Bond Fund ("Municipal Bond Fund") and Credit Suisse Select Equity Fund ("Select Equity Fund") (each a "Fund" and collectively, the "Funds") that supplements information contained in the PROSPECTUSES for the Common Shares of each Fund, each dated January 1, 2003, the PROSPECTUSES for the Class A shares of the Municipal Bond Fund and the Global Technology Fund, each dated January 1, 2003, and the PROSPECTUS for the Class A, Class B and Class C shares of the Select Equity Fund, dated January 1, 2003, each as amended or supplemented from time to time (together the "PROSPECTUSES"), and is incorporated by reference in its entirety into those PROSPECTUSES.

          Each Fund's audited ANNUAL REPORT(S), for the classes of shares it makes available, which either accompanies this STATEMENT OF ADDITIONAL INFORMATION or has previously been provided to the investor to whom this STATEMENT OF ADDITIONAL INFORMATION is being sent, is incorporated herein by reference.

          This STATEMENT OF ADDITIONAL INFORMATION is not itself a prospectus. Copies of the PROSPECTUSES, ANNUAL REPORTS and information regarding each Fund's current performance may be obtained by writing or telephoning:

                   CLASS A, CLASS B, CLASS C AND COMMON SHARES
                               Credit Suisse Funds
                                  P.O. Box 9030
                        Boston, Massachusetts 02205-9030
                                  800-927-2874

                                    CONTENTS

INVESTMENT OBJECTIVES AND POLICIES                                                                       1
     Common Investment Policies - Global Technology Fund and Select Equity Fund                          1
         Non-Diversified Status                                                                          1
         Temporary Investments                                                                           2
         Repurchase Agreements                                                                           2
         Reverse Repurchase Agreements and Dollar Rolls                                                  2
         Illiquid Securities                                                                             3
                    RULE 144A SECURITIES                                                                 4
         Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers                        4
         Lending of Portfolio Securities                                                                 5
         Borrowing                                                                                       5
         Securities of Other Investment Companies                                                        6
         When-Issued Securities, Delayed Delivery Transactions and Forward Commitments                   6
         Stand-By Commitment Agreements                                                                  7
         Options Generally                                                                               7
                    SECURITIES OPTIONS                                                                   7
                    SECURITIES INDEX OPTIONS                                                            10
         U.S. Government Securities                                                                     11
         Foreign Investments                                                                            11
                    FOREIGN DEBT SECURITIES                                                             12
                    FOREIGN CURRENCY EXCHANGE                                                           12
                    EURO CONVERSION                                                                     13
                    INFORMATION                                                                         13
                    POLITICAL INSTABILITY                                                               13
                    FOREIGN MARKETS                                                                     13
                    INCREASED EXPENSES                                                                  13
                    DEPOSITORY RECEIPTS                                                                 14
                    BRADY BONDS                                                                         14
                    EMERGING MARKETS                                                                    14
                    SOVEREIGN DEBT                                                                      15
         Convertible Securities                                                                         16
         Debt Securities                                                                                16
                    MORTGAGE-BACKED SECURITIES                                                          18
                    ASSET-BACKED SECURITIES                                                             19
                    LOAN PARTICIPATIONS AND ASSIGNMENTS                                                 20
                    STRUCTURED NOTES, BONDS OR DEBENTURES                                               20
                    COLLATERALIZED MORTGAGE OBLIGATIONS                                                 21
                    ZERO COUPON SECURITIES                                                              22
         Futures Activities                                                                             22
                    FUTURES CONTRACTS                                                                   23
                    OPTIONS ON FUTURES CONTRACTS                                                        24
         Currency Exchange Transactions                                                                 24
                    FORWARD CURRENCY CONTRACTS                                                          24

                                        i

                    CURRENCY OPTIONS                                                                    25
                    CURRENCY HEDGING                                                                    25
         Hedging Generally                                                                              26
                    ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES AND OPTIONS ON FUTURES       27
         Short Sales (excluding Short Sales "Against the Box")                                          28
         Short Sales "Against the Box"                                                                  28
         Section 4(2) Paper                                                                             29
         Rights Offerings and Purchase Warrants                                                         29
     Supplemental Investment Policies -- Global Technology Fund                                         29
     Investment Policies -- Municipal Bond Fund                                                         30
         Municipal Obligations                                                                          30
         Alternative Minimum Tax Bonds                                                                  32
         Taxable Investments                                                                            32
         Letters of Credit                                                                              33
         High Yield Bonds                                                                               33
         Illiquid Securities and Restricted Securities                                                  34
         Municipal Lease Obligations and Participation Interests                                        35
         Stand-by Commitments                                                                           36
         Inverse Floaters                                                                               37
         Tax-Exempt Custodial Receipts                                                                  37
         When-Issued Securities                                                                         37
INVESTMENT RESTRICTIONS                                                                                 39
PORTFOLIO VALUATION                                                                                     40
PORTFOLIO TRANSACTIONS                                                                                  42
PORTFOLIO TURNOVER                                                                                      45
MANAGEMENT OF THE FUNDS                                                                                 45
     Officers and Board of Directors                                                                    45
     Ownership in Securities of the Fund and Fund Complex                                               52
     Committees and Meetings of Directors                                                               53
     Directors' Total Compensation for Fiscal Year Ended August 31, 2002                                54
     Investment Advisory Agreements                                                                     55
     Global Technology Fund--Sub-Advisory Agreements                                                    57
     Board Approval of Advisory Agreements                                                              59
     Administration Agreements                                                                          61
         Code of Ethics                                                                                 63
         Custodian and Transfer Agent                                                                   64
         Organization of the Funds                                                                      64
         Distribution and Shareholder Servicing                                                         66
                    DISTRIBUTOR                                                                         66
                    COMMON SHARES                                                                       66
                    CLASS A, CLASS B AND CLASS C SHARES                                                 67
                    GENERAL                                                                             69
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                                                          69
         Common Class Shares                                                                            70
         Class A Shares, Class B Shares and Class C Shares                                              70

                                       ii

         Special Promotion for Class A Shares of Municipal Bond Fund                                    71
                    INITIAL SALES CHARGES WAIVERS                                                       73
         Redemptions                                                                                    74
         Automatic Cash Withdrawal Plan                                                                 74
                    Special Provisions Applicable to Select Equity Fund Class B and Class C Shares      74
                    CONTINGENT DEFERRED SALES CHARGE - GENERAL                                          75
         Redemption Fee on Global Technology Fund Common Class Shares                                   75
EXCHANGE PRIVILEGE                                                                                      76
ADDITIONAL INFORMATION CONCERNING TAXES                                                                 77
         The Funds and Their Investments                                                                77
         Special Tax Considerations                                                                     81
                    STRADDLES                                                                           81
                    OPTIONS AND SECTION 1256 CONTRACTS                                                  81
                    FOREIGN CURRENCY TRANSACTIONS                                                       82
                    PASSIVE FOREIGN INVESTMENT COMPANIES                                                82
                    ASSET DIVERSIFICATION REQUIREMENT                                                   83
                    FOREIGN TAXES                                                                       83
                    FUND TAXES ON SWAPS                                                                 83
                    DIVIDENDS AND DISTRIBUTIONS                                                         84
                    SALES OF SHARES                                                                     84
                    BACKUP WITHHOLDING                                                                  85
                    NOTICES                                                                             85
                    OTHER TAXATION                                                                      85
DETERMINATION OF PERFORMANCE                                                                            85
         Average Annual Total Returns                                                                   85
         Yield                                                                                          87
         Tax-Equivalent Yield - Municipal Bond Fund                                                     89
         Please note:                                                                                   90
         After-Tax Return                                                                               90
INDEPENDENT ACCOUNTANTS AND COUNSEL                                                                     92
MISCELLANEOUS                                                                                           93
FINANCIAL STATEMENTS                                                                                    95

APPENDIX A----DESCRIPTION OF RATINGS    A-1

                       INVESTMENT OBJECTIVES AND POLICIES

          The following policies supplement the descriptions of each Fund's investment objectives and policies in the PROSPECTUSES. There are no assurances that the Funds will achieve their investment objectives.

          The investment objective of the Global Technology Fund and Select Equity Fund is to provide long-term appreciation of capital.

          The investment objective of the Municipal Bond Fund is to provide high total return.

          The Global Technology Fund under normal market conditions invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of technology companies from at least three countries, including the U.S.

          The Select Equity Fund under normal market conditions invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. equity securities.

          The Municipal Bond Fund under normal market conditions invests at least 80% of its net assets in municipal securities.

          The policies regarding investment of at least 80% of a Fund's net assets are non-fundamental for the Global Technology and Select Equity Funds, which means that they can be changed by the relevant Fund's Board of Directors upon at least 60 days' notice to shareholders. The 80% policy for the Municipal Bond Fund is fundamental, which means that it cannot be changed without shareholder approval.

COMMON INVESTMENT POLICIES - GLOBAL TECHNOLOGY FUND AND SELECT EQUITY FUND

          Set forth below is additional information on the investment policies and strategies of the Global Technology and Select Equity Funds. Additional information on the investment policies and strategies of the Municipal Bond Fund follows this section. Unless otherwise indicated, the Global Technology and Select Equity Funds are permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. The Funds do not represent that these techniques are available now or will be available in the future. Reference to a "Fund" in this section of the STATEMENT OF ADDITIONAL INFORMATION means the Global Technology Fund and Select Equity Fund.



          NON-DIVERSIFIED STATUS. Each Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), which means that each Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified fund, each Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. The investments of these Funds will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Additional Information

Concerning Taxes." To qualify, a Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the Fund's taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer or of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, and (ii) at least 50% of the market value of its total assets is represented by the securities of issuers each of whose securities do not represent more than 5% of the market value of all of the Fund's assets and do not constitute more than 10% of the outstanding voting securities of such issuer.

          TEMPORARY INVESTMENTS. To the extent permitted by its investment objectives and policies, each Fund may hold cash or cash equivalents pending investment or to meet redemption requests. In addition, for defensive purposes due to abnormal market conditions or economic situations as determined by Credit Suisse Asset Management, LLC ("CSAM"), each Fund's adviser, or, for Global Technology Fund, its sub-advisers (each, an "Adviser"), each Fund may reduce its holdings in other securities and invest up to 100% of its assets in cash or certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of the United States and foreign issuers. The short-term and medium-term debt securities in which a Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

          REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. The Adviser monitors the creditworthiness of those bank and non-bank dealers with which each Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

          REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser) and "dollar rolls." Each Fund will not invest more than 5% of its net assets in reverse repurchase agreements or dollar rolls.

          Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to such Fund's agreement to repurchase them at a mutually agreed-upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and a Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

          Each Fund also may enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund would forgo principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Fund enters into a dollar roll transaction, it will segregate with an approved custodian, cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that their value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

          ILLIQUID SECURITIES. Each Fund is authorized to invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, certain Rule 144A Securities (as defined below), and time deposits maturing in more than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          RULE 144A SECURITIES. Rule 144A under the Securities Act adopted by the Securities and Exchange Commission ("SEC") allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASD Inc.

          An investment in Rule 144A Securities will be considered illiquid and therefore subject to each Fund's limit on the purchase of illiquid securities unless that Fund's Board of Directors (the "Board") or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, INTER ALIA, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


          EMERGING GROWTH AND SMALLER CAPITALIZATION COMPANIES; UNSEASONED ISSUERS. Each Fund will not invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, if the aggregate investment in such securities would exceed 5% of such Fund's net assets. The term "unseasoned" refers to issuers which, together with their predecessors, have been in operation for less than three years.

          Such investments involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

          Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in better-known, larger companies.

          LENDING OF PORTFOLIO SECURITIES. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33-1/3% of the Funds' total assets (including the loan collateral). The Funds will not lend portfolio securities to the Adviser or its affiliates unless it has received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 102% (105% in the case of foreign securities) of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds. From time to time, the Funds may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Funds and that is acting as a "finder."

          By lending its securities, each Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive at least 102% (105% in the case of foreign securities) cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

          BORROWING. Each Fund may borrow up to 33-1/3% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Additional investments (including roll-overs) will not be made when borrowings exceed 5% of a Fund's total assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

          SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. Under the 1940 Act, each Fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund's total assets and (c) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

          WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. Each Fund may purchase securities on a when-issued basis or on a forward commitment basis, and it may purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). Select Equity Fund may invest up to 25% of its net assets in when-issued securities and Global Technology may invest in these securities to a more limited extent. Each Fund engages in when-issued purchases and forward commitments in furtherance of its investment objectives.

          In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30 to 45 days after the transaction. The Funds will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if the Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. Each Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

          When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Funds' incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          STAND-BY COMMITMENT AGREEMENTS. Each Fund may from time to time enter into stand-by commitment agreements. Each Fund will not invest more than 5% of net assets in stand-by commitment agreements.

          Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to a Fund. Each Fund will not enter into a stand-by commitment with a remaining term in excess of 45 days and it will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 10% of its assets taken at the time of acquisition of such commitment or security.

          Each Fund will at all times maintain a segregated account with its custodian consisting of cash or liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

          There can be no assurance that the securities subject to a stand-by commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

          The purchase of a security subject to a stand-by commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the stand-by commitment.

          OPTIONS GENERALLY. The Funds may purchase and write (sell) securities, securities indices and currencies for both hedging purposes and to increase total return, which may involve speculation.

          SECURITIES OPTIONS. Each Fund may write covered put and call options on stock and debt securities and each Fund may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC") options. A Fund realizes fees (referred to as

"premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

          The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

          The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund, as the writer of a covered call option, forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Fund that writes call options retains the risk of an increase in the price of the underlying security. The size of the premiums that the Funds may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

          In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

          Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

          Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the- money" and "out-of-the-money," respectively. Each Fund that can write put and call options on securities may write (i) in-the-money call options when the Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, each Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation ("Clearing Corporation") and of the securities exchange on which the option is written.

          Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which a Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction (the Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

          There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options, no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Funds, however, intend to purchase OTC options only from dealers whose debt securities, as determined by the Adviser, are considered to be investment grade. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

          Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of the Adviser and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Funds will be able to purchase on a particular security.

          SECURITIES INDEX OPTIONS. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

          Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

          U.S. GOVERNMENT SECURITIES. The obligations issued or guaranteed by the U.S. government in which a Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

          Other U.S. government securities the Funds may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

          FOREIGN INVESTMENTS. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, foreign investments by the Funds are subject to the risk that natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Natural disaster risks are, of course, not limited to foreign investments and may apply to a Fund's domestic investments as well. The Funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

          Global Technology Fund, under normal market conditions, invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of technology companies from at least three countries, including the U.S. Select Equity Fund may invest up to

20% of its net assets in foreign securities. For purposes of the investment policies, foreign investments include investments in companies located or conducting a majority of their business outside of the U.S., companies which have issued securities traded principally outside of the U.S., or non-U.S. governments, governmental entities or political subdivisions.

          FOREIGN DEBT SECURITIES. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

          The foreign government securities in which the Funds may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated, or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.

          Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the euro, the single currency for eleven Economic and Monetary Union member states. The euro represents specified amounts of the currencies of certain member states of the Economic and Monetary Union and was introduced on January 1, 1999.

          FOREIGN CURRENCY EXCHANGE. Since the Funds may invest in securities denominated in currencies of non-U.S. countries, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Funds may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of a foreign currency against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

          EURO CONVERSION. The introduction of the euro presented unique risks and uncertainties for investors in those countries, including the fluctuation of the euro relative to non-euro currencies and whether the interest rate, tax and labor regimes of the European countries participating in the euro will converge over time. Further, the conversion of the currencies of other Economic Monetary Union countries, such as the United Kingdom, and the admission of other countries, including Central and Eastern European countries, to the Economic Monetary Union could adversely affect the euro. These or other factors may cause market disruptions and could adversely affect the value of foreign securities and currencies held by the Funds.

          INFORMATION. The majority of the foreign securities held by the Funds will not be registered with, nor will the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about these securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

          POLITICAL INSTABILITY. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

          FOREIGN MARKETS. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

          INCREASED EXPENSES. The operating expenses of the Funds can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the expenses of the Funds, such as cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, as well as the rate of Global Technology Fund's investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

          DEPOSITORY RECEIPTS. The assets of each Fund may be invested in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depository Receipts ("GDRs"), are issued outside the United States. EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively. For purposes of the Funds' investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

          ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

          BRADY BONDS. Each Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the OTC secondary market for debt instruments. Brady Bonds have been issued only recently and therefore do not have a long payment history. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

          EMERGING MARKETS. Each Fund may invest in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.). Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

          SOVEREIGN DEBT. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of a default.

          Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

          A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

          The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Adviser intends to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

          Investors should also be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. Sovereign debt issued by issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P"). Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio and calculating its net asset value. From time to time, a Fund may purchase securities not paying interest at the time acquired if, in the opinion of the Adviser, such securities have the potential for future income or capital appreciation.

          CONVERTIBLE SECURITIES. Convertible securities in which a Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether a Fund should continue to hold the securities.

          DEBT SECURITIES. Each Fund may invest in investment grade debt securities (other than money market obligations) to a limited extent for the purpose of seeking capital appreciation. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed above under "Temporary Investments." Each Fund may invest to a limited extent in zero coupon securities and government zero coupon securities. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to shareholders of a Fund that invests in zero coupon securities.

          Moody's and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in Appendix A to this STATEMENT OF ADDITIONAL INFORMATION.

          Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security's rating. Subsequent to a security's purchase by a Fund, it may cease to be rated or it may be downgraded. Neither event will require the sale of such securities, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the security. The Adviser may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

          The interest income to be derived may be considered as one factor in selecting debt securities for investment by the Adviser. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon the Adviser's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

          A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by the Adviser. Moody's considers debt securities rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

          BELOW INVESTMENT GRADE SECURITIES. Each Fund may invest to a limited extent in securities rated below investment grade.

          Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by the Adviser to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

          Below investment grade securities (commonly referred to as "junk bonds"), (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

          An economic recession could disrupt severely the market for medium- and lower-rated securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

          The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. A Fund will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether a Fund should continue to hold the securities. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

          MORTGAGE-BACKED SECURITIES. Select Equity Fund may invest up to 20% of its net assets in mortgage-backed and asset-backed securities and Global Technology Fund may invest in such securities to a limited extent. The Funds may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (including those issued by GNMA, FNMA and FHLMC) and non-government issued mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. Although there may be government or private guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Funds' yield. In addition, mortgage-backed securities issued by certain non-government entities and collateralized mortgage obligations may be less marketable than other securities.

          The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

          ASSET-BACKED SECURITIES. Asset-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include those issued by the Student Loan Marketing Association. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described herein. Asset-backed securities are considered an industry for industry concentration purposes, and a Fund will therefore not purchase any asset-backed securities which would cause 25% or more of a Fund's net assets at the time of purchase to be invested in asset-backed securities.

          Asset-backed securities present certain risks that are not presented by other securities in which the Funds may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles.

Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized. A Fund may purchase asset-backed securities that are unrated.

          LOAN PARTICIPATIONS AND ASSIGNMENTS. Each Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity (a "Borrower") and one or more financial institutions ("Lenders"). The majority of each Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Each Fund will invest no more than 5% of its net assets in Loan Participations and Assignments.

          Participations typically will result in the Fund's having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the Adviser to be creditworthy.

          STRUCTURED NOTES, BONDS OR DEBENTURES. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

          COLLATERALIZED MORTGAGE OBLIGATIONS. The Funds may purchase Collateralized Mortgage Obligations ("CMOs") issued by FHLMC, FNMA or other agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government.

          CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay the debt service on the CMOs.

          In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificate holders on a current basis, until other classes of the CMO are paid in full.



          Certain classes of CMOs are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest only ("IO") and principal only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa.

          Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

          Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates-- i.e., the yield may increase as rates increase and decrease as rates decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse IO class, on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

          ZERO COUPON SECURITIES. Each Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities will not exceed 5% of each Fund's net assets.

          A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year.

          FUTURES ACTIVITIES. Each Fund may enter into futures contracts (and related options) on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of a non-U.S. currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

          These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes, including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions as well as for the purpose of increasing total return, which may involve speculation. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of a Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. Each Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

          FUTURES CONTRACTS. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

          No consideration is paid or received by a Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or liquid securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Fund will also incur brokerage costs in connection with entering into futures transactions.

          At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although each Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance.

          OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

          An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of each Fund.

          CURRENCY EXCHANGE TRANSACTIONS. The value in U.S. dollars of the assets of the Funds that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Funds may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. The Funds may engage in currency exchange transactions for both hedging purposes and to increase total return, which may involve speculation.

          FORWARD CURRENCY CONTRACTS. Each Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates and to enhance total return. Each Fund will not invest more than 50% of its total assets in such contracts for the purpose of enhancing total return. There is no limit on the amount of assets that a Fund may invest in such transactions for hedging purposes.

          The Funds may also enter into forward currency contracts with respect to specific transactions. For example, when a Fund anticipates the receipt in a foreign currency of interest payments on a security that it holds, a Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

          A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

          At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

          CURRENCY OPTIONS. The Funds may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

          CURRENCY HEDGING. Each Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. No Fund may position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

          A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

          While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a non-dollar denominated bond against a decline in the non-dollar currency, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

          HEDGING GENERALLY. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, each Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

          In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, a Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.

          Each Fund will engage in hedging transactions only when deemed advisable by the Adviser, and successful use by the Funds of hedging transactions will be subject to the Adviser's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

          To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and a Fund may be unable to close out a position without incurring substantial losses, if at all. The Funds are also subject to the risk of a default by a counterparty to an off-exchange transaction.

          ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES AND OPTIONS ON FUTURES. The Funds will comply with guidelines established by the Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of forward currency contracts, options written by the Funds on securities and indexes; and currency, interest rate and security index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by a Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

          For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price. A Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If a Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Funds may enter into fully or partially offsetting transactions so that its net position, coupled with any

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segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

          SHORT SALES (EXCLUDING SHORT SALES "AGAINST THE BOX"). The Funds may from time to time sell securities short. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The current market value of the securities sold short (excluding short sales "against the box") will not exceed 10% of the Global Technology Fund's assets. Select Equity Fund may engage in short sales to a limited extent.

          To deliver the securities to the buyer, a Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

          A Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

          SHORT SALES "AGAINST THE BOX". In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Funds may also engage in a short sale if at the time of the short sale a Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund's custodian or qualified sub-custodian. No more than 5% of each Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

          A Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the

Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Funds will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

          If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Funds may effect short sales.


          SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Funds which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" above. See Appendix "A" for a list of commercial paper ratings.


          RIGHTS OFFERINGS AND PURCHASE WARRANTS. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights or warrants involves the risk that the effective price paid for the rights or warrants in addition to the subscription price of the related security may exceed the value of the subscribed security's market price when, for example, there is no movement in the level of the underlying security.

SUPPLEMENTAL INVESTMENT POLICIES -- GLOBAL TECHNOLOGY FUND

          Global Technology Fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in equity securities of technology companies from at least three countries, including the U.S. Technology consists of a broad spectrum of businesses, including telecommunications, such as communications equipment and service; electronic components and equipment; broadcast media; computer equipment, mobile telecommunications, and cellular radio and paging; electronic mail; local and wide area networking, and linkage of work and data processing systems; publishing and information systems; video and telex; and internet and other emerging technologies combining telephone, television and/or computer systems. Technology companies, including telecommunications companies in both developed and emerging countries, are undergoing significant change due to varying and evolving levels of governmental regulation or deregulation and other factors. As a result, competitive pressures are intense and the securities of such companies may be subject to rapid price volatility. Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge. Service providers may also be subject to regulations regarding ownership and control, providers of services, subscription rates and technical standards.

          Companies offering telephone services are experiencing increasing competition from cellular telephones, and the cellular telephone industry, because it has a limited operating history, faces uncertainty concerning the future of the industry and demand for cellular telephones. All telecommunications companies in both developed and emerging countries are subject to the additional risk that technological innovations will make their products and services obsolete. While telephone companies in developed countries and certain emerging countries may pay an above average dividend, the Global Technology Fund's investment decisions are based upon capital appreciation potential rather than income considerations.

INVESTMENT POLICIES -- MUNICIPAL BOND FUND

          MUNICIPAL OBLIGATIONS. Under normal circumstances, the Municipal Bond Fund invests at least 80% of its assets, plus any borrowings for investment purposes, and Select Equity Fund may invest to a limited extent, in "Municipal Obligations." Municipal Obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal Obligations are issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from regular federal income taxes.

          The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, consist of "general obligation" and "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

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

          Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Consequently, the credit quality of revenue bonds is usually directly related to the credit standing of the user of the facility involved. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

          The Municipal Bond Fund may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Construction Loan Notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

          Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Construction Loan Notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under FNMA or GNMA. There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

          There are variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Appendix A to this STATEMENT OF ADDITIONAL INFORMATION contains further information concerning the ratings of Moody's and S&P and their significance.

          Securities purchased for the Municipal Bond Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder ("demand obligations").

          Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Obligations may be materially affected.

          Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. The Municipal Bond Fund and the Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

          ALTERNATIVE MINIMUM TAX BONDS. The Municipal Bond Fund may invest without limit in "Alternative Minimum Tax Bonds," which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income taxes, it is a tax preference item for purposes of the federal individual and corporate "alternative minimum tax." The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items. Available pre-tax returns on Alternative Minimum Tax Bonds acquired by the Fund will generally be higher than those from other Municipal Obligations due to the possibility of federal, state and local alternative minimum or regular tax liability on Alternative Minimum Tax Bonds.

          TAXABLE INVESTMENTS. Because the Municipal Bond Fund invests in securities that pay income exempt from regular income taxes, the Fund generally will invest in taxable obligations only if and when the Adviser believes it would be in the best interests of the Fund's investors to do so. Situations in which the Fund may invest up to 20% of its net assets in taxable securities include: (i) pending investment of proceeds of sales of Fund shares or portfolio securities or (ii) when the Fund requires highly liquid securities in order to meet anticipated redemptions. The Fund may temporarily invest more than 20% of its net assets in taxable securities to maintain a "defensive" posture when the Adviser determines that it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations generally.

          The short-term money market obligations in which the Municipal Bond Fund is authorized to invest generally will be tax-exempt obligations; however, the Fund may invest in taxable obligations when suitable tax-exempt obligations are unavailable or to maintain liquidity for meeting anticipated redemptions and paying operating expenses.

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          ADVANCE REFUNDED BONDS. The Municipal Bond Fund may purchase Municipal
Obligations that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of U.S. government securities that are used to pay the interest, principal and call premium on the issue being refunded. The Fund may also purchase Municipal Obligations that have been refunded prior to their purchase by the Fund.

          INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected.

          LETTERS OF CREDIT. Municipal Obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer.

          HIGH YIELD BONDS. The Municipal Bond Fund may invest without limit in debt securities which are rated at the time of purchase below investment grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P, and unrated securities judged to be of equivalent quality as determined by the Adviser. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal of interest.

          Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

          The Fund may have difficulty disposing of certain high yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

          Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is generally the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the Adviser's credit analysis than is the case for higher quality bonds. Should the rating of portfolio security be downgraded, the Adviser will determine whether it is in the best interests of the Fund to retain or dispose of such security.

          ILLIQUID SECURITIES AND RESTRICTED SECURITIES. The Municipal Bond Fund may invest up to 15% of its net assets in securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

          Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

          Unlike the equity securities of operating companies or mutual funds which must be registered under the Securities Act prior to offer and sale unless an exemption from such registration is available, Municipal Obligations, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for Municipal Obligations which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal Obligations purchased for the Fund are subject to the limitations on holdings of securities which are not readily marketable based on whether they may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. The Fund believes that the quality standards applicable to its investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

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          The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

          The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

          MUNICIPAL LEASE OBLIGATIONS AND PARTICIPATION INTERESTS. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate. The Municipal Bond Fund may purchase from financial institutions participation interests in securities in which the Fund may invest. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, the participation interest will be determined by the Adviser to be of comparable quality to those instruments in which the Fund may invest. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interests in the security, plus accrued interest. As to these instruments, the Fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

          The Fund will not purchase participation interests unless in the opinion of bond counsel or counsel for the issuers of such participations, the interest from such participations is exempt from regular federal income tax and state income tax for the Fund.

          A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local personal income taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment.

Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time-consuming and costly, and result in a delay in recovery or the failure to fully recover the Fund's original investment.

          Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of the Fund's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by the Fund may be determined by the Adviser to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

          STAND-BY COMMITMENTS. A stand-by commitment is a right acquired by the Municipal Bond Fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at the Fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by the Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment. The Fund will not invest more than 5% of its net assets in stand-by commitment agreements.

          Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to a Fund. Each Fund will not enter into a stand-by commitment with a remaining term in excess of 45 days and it will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 10% of its assets taken at the time of acquisition of such commitment or security.

          Each Fund will at all times maintain a segregated account with its custodian consisting of cash or liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

          There can be no assurance that the securities subject to a stand-by commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

          The purchase of a security subject to a stand-by commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the stand-by commitment.

          The Adviser understands that the Internal Revenue Service (the "IRS") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Fund intends to take the position that it owns any Municipal Obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case.

          INVERSE FLOATERS. The Municipal Bond Fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. The Fund could lose money and its NAV could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.

          TAX-EXEMPT CUSTODIAL RECEIPTS. The Municipal Bond Fund may purchase tax-exempt custodial receipts (the "Receipts") which evidence ownership in an underlying bond that is deposited with a custodian for safekeeping. Holders of the Receipts receive all payments of principal and interest when paid on the bonds. Receipts can be purchased in an offering or from a financial counterparty (typically an investment bank). To the extent that any Receipt is illiquid, it is subject to the Fund's limit on illiquid securities.

          WHEN-ISSUED SECURITIES. The Municipal Bond Fund may invest up to 25% of its net assets in Municipal Obligations purchased on a "when-issued," "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

          To the extent that assets of the Fund are held in cash pending the settlement or a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

          NON-DIVERSIFIED STATUS. The Municipal Bond Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified fund, the Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. The investments of this Fund will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. See "Additional Information Concerning Taxes." To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the Fund's taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer or of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, and
(ii) at least 50% of the market value of its total assets is represented by the securities of issuers each of whose securities do not represent more than 5% of the market value of all of the Fund's assets and do not constitute more than 10% of the outstanding voting securities of such issuer.

          OTHER INVESTMENT POLICIES. The Municipal Bond Fund may invest 25% or more of its net assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects. Although the Fund may invest up to 40% of its total assets in private activity bonds and taxable investments, it will not do so unless in the opinion of the Adviser the investment is warranted. To the extent the Fund's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activity bonds, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

          The Municipal Bond Fund may invest more than 25% of its net assets in Municipal Obligations whose issuers are located in the same state. Any factors affecting that state, such as economic or fiscal problems, could affect a large portion of the Fund's securities in a similar manner.

          The Municipal Bond Fund may invest up to 5% of its net assets in securities of "unseasoned issuers," which are issuers that together with their predecessors have been in operation for less than five years. The risks of investing in such issuers is described above under "Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers."

                             INVESTMENT RESTRICTIONS

          The following investment limitations of each Fund may not be changed without the affirmative vote of the holders of a majority of a Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

          If a percentage restriction (other than the percentage limitation set forth in No. 1 of each of the Funds) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Funds' assets will not constitute a violation of such restriction.

          Each Fund may not:

          1. Borrow money, except from banks, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing.

          2.   Issue any senior securities, except as permitted under the 1940
Act;

          3. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

          4. Purchase or sell real estate (including real estate limited partnership interests), provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

          5. Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

          6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, Loan Participations and Assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; and

          7. Except for the Global Technology Fund, purchase any securities, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and
(ii) repurchase agreements secured by the instruments described in clause (i);
(b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The Global Technology Fund will concentrate in the technology sector.

          For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.

          In addition to the fundamental investment limitations specified above, a Fund may not:

               1. Make investments for the purpose of exercising control or management, but investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management;

               2. Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that a Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts; and

               3. Purchase or sell interests in mineral leases, oil, gas or other mineral exploration or development programs, except that a Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

          The policies set forth above are not fundamental and thus may be changed by the Fund's Board of Directors without a vote of the shareholders.

          Securities held by a Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

                               PORTFOLIO VALUATION

          The following is a description of the procedures used by each Fund in valuing its assets.

          Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board ("Pricing Service"). If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board of Directors.

          Prices for debt securities supplied by a "Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of each Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

          If a Pricing Service is not able to supply closing prices and bid/asked quotations, for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the value shall be the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations, for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation, in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation.

          Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Board of each Fund. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

          Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board of each Fund. In addition, the Board of each Fund or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

          Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New

York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which each Fund's net asset value is not calculated. As a result, calculation of each Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange. If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board of each Fund.

                             PORTFOLIO TRANSACTIONS

          The Adviser is responsible for establishing, reviewing and, where necessary, modifying each Fund's investment program to achieve its investment objective and has retained its affiliates in the United Kingdom, Japan and Australia to act as sub-investment advisers to the Global Technology Fund. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. government securities.

          The Adviser will select portfolio investments and effect transaction for the Funds. In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will only receive brokerage or research services in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services. For the fiscal year ended August 31, 2002, $15,239 of the Global Technology Fund's and $15,890 of the Select Equity Fund's total brokerage commissions were paid to brokers and dealers who provided research services. The Global Technology Fund and the Select Equity Fund directed $6,658,753 and $8,030,274, respectively, in transactions to brokers and dealers who provided such research. Research received from brokers or dealers is supplemental to the Adviser's own research program.

          All orders for transactions in securities or options on behalf of a Fund are placed by the Adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and other affiliates of Credit Suisse Group. A Fund may utilize CSAMSI or other affiliates of Credit Suisse in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

          Investment decisions for the Funds concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or sold for the Funds. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for each Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

          Transactions for the Global Technology and Select Equity Funds may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Funds will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

          Each Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believe such practice to be otherwise in the Fund's interest.

          For the past three fiscal years ended August 31, the Funds paid brokerage commissions as follows:

AUGUST 31, 2002

FUND                                   BROKERAGE COMMISSIONS
----                                   ---------------------
Global Technology                          $     429,939
Municipal Bond                             $           0
Select Equity                              $      58,749

AUGUST 31, 2001

FUND                                   BROKERAGE COMMISSIONS
----                                   ---------------------
Global Technology                          $     809,050
Municipal Bond                             $           0
Select Equity                              $      44,458

AUGUST 31, 2000

FUND                                   BROKERAGE COMMISSIONS
----                                   ---------------------
Global Technology                          $   1,599,215
Municipal Bond                             $           4
Select Equity                              $      94,752


          In no instance will portfolio securities be purchased from or sold to CSAM, CSAM's affiliates in the United Kingdom, Japan and Australia, CSAMSI or Credit Suisse First Boston or any affiliated person of such companies except as permitted by the SEC exemptive order or by applicable law. In addition, the Funds will not give preference to any institutions with whom the Funds enter into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

          As of August 31, 2002, the Funds held the following securities of their regular brokers or dealers:

FUND                   NAME OF SECURITIES                             AGGREGATE VALUE OF THE HOLDINGS
-----------------------------------------------------------------------------------------------------
Global Technology      State Street Euro Time Deposit                 $ 1,172,000

Municipal Bond         State Street Euro Time Deposit                 $   668,000

                                       44

Select Equity          State Street Euro Time Deposit                 $   287,000

                       Lehman Brothers Holdings, Inc. common stock    $   180,266

                       Goldman Sachs Group, Inc. common stock         $   153,827

                               PORTFOLIO TURNOVER

          The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Fund deems it desirable to sell or purchase securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

          Certain practices that may be employed by the Funds could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short term, a Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.

          It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders. For the fiscal years ended August 31, 2001 and 2002, the Global Technology Fund's turnover rate was 100% and 68%, the Municipal Bond Fund's turnover rate was 139% and 79% and the Select Equity Fund's turnover rate was 141% and 122%, respectively.

                             MANAGEMENT OF THE FUNDS

OFFICERS AND BOARD OF DIRECTORS

          The business and affairs of each Fund are managed by its Board of Directors in accordance with the laws of the State of Maryland. The Directors approve all significant agreements between the Funds and the companies that furnish services to the Funds, including agreements with the Funds' investment adviser, sub-advisers as applicable, custodian and transfer agent. Each Board elects officers who are responsible for the day-to-day operations of a Fund and who execute policies authorized by the Board.

          The names and ages of each Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                       TERM OF                                IN FUND
                                       POSITION(S)    OFFICE(1)                               COMPLEX
                                        HELD WITH   AND LENGTH OF  PRINCIPAL OCCUPATION(S)  OVERSEEN BY   OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE                     FUNDS      TIME SERVED   DURING PAST FIVE YEARS     DIRECTOR      HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Richard H. Francis                     Director     Since 1999    Currently retired;             54      Director of The
c/o Credit Suisse Asset Management,                               Executive Vice                         Indonesia Fund, Inc.
LLC                                                               President and Chief
466 Lexington Avenue                                              Financial Officer of
New York, New York 10017-3147                                     Pan Am Corporation
                                                                  and Pan American
Age: 70                                                           World Airways, Inc.
                                                                  from 1988 to 1991

Jack W. Fritz                          Director     Since Fund    Private investor;              54      Director of Advo,
2425 North Fish Creek Road                          inception     Consultant and                         Inc. (direct mail
P.O. Box 1287                                                     Director of Fritz                      advertising)
Wilson, Wyoming 83014                                             Broadcasting, Inc.
                                                                  and Fritz
Age: 75                                                           Communications
                                                                  (developers and
                                                                  operators of radio
                                                                  stations) since 1987

Jeffrey E. Garten                      Director     Since Fund    Dean of Yale School            54      Director of
Box 208200                                          inception     of Management and                      Aetna, Inc.;
New Haven, Connecticut  06520-8200                                William S. Beinecke                    Director of
                                                                  Professor in the                       Calpine Energy
Age: 56                                                           Practice of                            Corporation;
                                                                  International Trade                    Director of
                                                                  and Finance;                           CarMax Group
                                                                  Undersecretary of                      (used car dealers)
                                                                  Commerce for
                                                                  International Trade
                                                                  from November 1993 to
                                                                  October 1995;
                                                                  Professor at Columbia
                                                                  University from
                                                                  September 1992 to
                                                                  November 1993

Peter F. Krogh                         Director     Since 2001    Dean Emeritus and              54      Member of Board
301 ICC                                                           Distinguished                          of The Carlisle
Georgetown University                                             Professor of                           Companies Inc.;
Washington, DC 20057                                              International Affairs                  Member of
                                                                  at the Edmund A.                       Selection
Age: 65                                                           Walsh School of                        Committee for
                                                                  Foreign Service,                       Truman Scholars
                                                                  Georgetown                             and Henry Luce
                                                                  University; Moderator                  Scholars;  Senior
                                                                  of PBS foreign                         Associate of
                                                                  affairs television                     Center for
                                                                  series                                 Strategic and
                                                                                                         International
                                                                                                         Studies; Trustee
                                                                                                         of numerous world
                                                                                                         affairs
                                                                                                         organizations

----------

(1) Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                       TERM OF                                IN FUND
                                       POSITION(S)    OFFICE(1)                               COMPLEX
                                        HELD WITH   AND LENGTH OF  PRINCIPAL OCCUPATION(S)  OVERSEEN BY   OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE                     FUNDS      TIME SERVED   DURING PAST FIVE YEARS     DIRECTOR      HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
James S. Pasman, Jr.                   Director     Since 1999    Currently retired;             54      Director of
c/o Credit Suisse Asset Management,                               President and Chief                    Education
LLC                                                               Operating Officer of                   Management Corp.;
466 Lexington Avenue                                              National InterGroup,                   Director of
New York, New York 10017-3147                                     Inc. (holding                          Credit Suisse
                                                                  company) from April                    Asset Management
Age: 71                                                           1989 to March 1991;                    Income Fund,
                                                                  Chairman of Permian                    Inc.; Trustee of
                                                                  Oil Co. from April                     Credit Suisse
                                                                  1989 to March 1991                     High Yield Bond
                                                                                                         Fund; Trustee of
                                                                                                         Deutsche VIT
                                                                                                         Funds (overseeing
                                                                                                         3 Portfolios)

Steven N. Rappaport                    Director     Since 1999    Partner of RZ Capital          54      Director of The
RZ Capital LLC                                                    LLC since 2001;                        First Israel
40 East 52nd Street,                                              President of Loanet,                   Fund, Inc.
New York, New York 10022                                          Inc. (on-line
                                                                  accounting service)
Age: 54                                                           from 1997 to 2001;
                                                                  Executive Vice
                                                                  President of
                                                                  Loanet, Inc.
                                                                  from 1994 to 1997;
                                                                  Director, President,
                                                                  North American
                                                                  Operations, and former
                                                                  Executive Vice
                                                                  President from 1992 to
                                                                  1993 of Worldwide
                                                                  Operations of
                                                                  Metallurg Inc.
                                                                  (manufacturer of
                                                                  specialty metals and
                                                                  alloys); Executive
                                                                  Vice President,
                                                                  Telerate, Inc.
                                                                  (provider of
                                                                  real-time
                                                                  information to the
                                                                  capital markets) from
                                                                  1987 to 1992;
                                                                  Partner in the law
                                                                  firm of Hartman &
                                                                  Craven until 1987

                                       47

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                       TERM OF                                IN FUND
                                       POSITION(S)    OFFICE(1)                               COMPLEX
                                        HELD WITH   AND LENGTH OF  PRINCIPAL OCCUPATION(S)  OVERSEEN BY   OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE                     FUNDS      TIME SERVED   DURING PAST FIVE YEARS     DIRECTOR      HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

William W. Priest(2)                   Director     Since 1999    Senior Partner and             54      Director of The
Steinberg Priest & Sloane Capital                                 Fund Manager,                          Brazilian Equity
Management                                                        Steinberg Priest &                     Fund, Inc.; The
12 East 49th Street                                               Sloane Capital                         Chile Fund, Inc.;
12th Floor                                                        Management since                       The Emerging
New York, New York 10017                                          March 2001; Chairman                   Markets
                                                                  and Managing Director                  Telecommunications
Age: 61                                                           of CSAM from 2000 to                   Fund, Inc.; The
                                                                  February 2001, Chief                   First Israel
                                                                  Executive Officer and                  Fund, Inc.; The
                                                                  Managing Director of                   Latin America
                                                                  CSAM from 1990 to 2000                 Equity Fund,
                                                                                                         Inc.; The
                                                                                                         Indonesia Fund,
                                                                                                         Inc.; and Credit
                                                                                                         Suisse Asset
                                                                                                         Management Income
                                                                                                         Fund, Inc.

----------

(2) Mr. Priest is a Director who is an "interested person" of the Fund as defined in the 1940 Act, because he was an officer of CSAM until February 2001.

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                       TERM OF                                IN FUND
                                       POSITION(S)    OFFICE(1)                               COMPLEX
                                        HELD WITH   AND LENGTH OF  PRINCIPAL OCCUPATION(S)  OVERSEEN BY   OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE                     FUNDS      TIME SERVED   DURING PAST FIVE YEARS     DIRECTOR      HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
OFFICERS

Laurence R. Smith                      Chairman     Since 2002    Managing Director and          --               --
Credit Suisse Asset Management, LLC                               Global Chief
466 Lexington Avenue                                              Investment Officer of
New York, New York 10017-3147                                     CSAM; acting Chief
                                                                  Executive Officer of
Age: 44                                                           CSAM Americas;
                                                                  Associated
                                                                  with J.P. Morgan
                                                                  Investment Management
                                                                  from 1981 to 1999;
                                                                  Officer of other
                                                                  Credit Suisse Funds
                                                                  and other CSAM-advised
                                                                  investment companies

Hal Liebes, Esq.                       Vice         Since 1999    Managing Director and          --               --
Credit Suisse Asset Management, LLC    President                  Global General
466 Lexington Avenue                   and                        Counsel of CSAM;
New York, New York 10017-3147          Secretary                  Associated with
                                                                  Lehman Brothers, Inc.
Age: 38                                                           from 1996 to
                                                                  1997; Associated
                                                                  with CSAM from
                                                                  1995 to 1996;
                                                                  Associated
                                                                  with CS First
                                                                  Boston Investment
                                                                  Management from
                                                                  1994 to 1995;
                                                                  Associated with
                                                                  Division of
                                                                  Enforcement, U.S.
                                                                  Securities and
                                                                  Exchange Commission
                                                                  from 1991 to 1994;
                                                                  Officer of other Credit
                                                                  Suisse Funds and other
                                                                  CSAM-advised
                                                                  investment companies

                                       49

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                       TERM OF                                IN FUND
                                       POSITION(S)    OFFICE(1)                               COMPLEX
                                        HELD WITH   AND LENGTH OF  PRINCIPAL OCCUPATION(S)  OVERSEEN BY   OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE                     FUNDS      TIME SERVED   DURING PAST FIVE YEARS     DIRECTOR      HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
Michael A. Pignataro                   Treasurer    Since 1999    Director and Director          --               --
Credit Suisse Asset Management, LLC                 and Chief     of Fund Administration
466 Lexington Avenue                                Financial     of CSAM; Associated with
New York, New York 10017-3147                       Officer       CSAM since 1984;
                                                                  Officer of other
Age: 43                                                           Credit Suisse Funds
                                                                  and other CSAM-advised
                                                                  investment companies

Gregory N. Bressler, Esq.              Assistant    Since 2000    Vice President and             --               --
Credit Suisse Asset Management, LLC    Secretary                  Legal Counsel of CSAM
466 Lexington Avenue                                              since January 2000;
New York, New York 10017-3147                                     Associated with the
                                                                  law firm of Swidler
Age: 36                                                           Berlin Shereff
                                                                  Friedman LLP from 1996
                                                                  to 2000; Officer of
                                                                  other Credit Suisse
                                                                  Funds and other
                                                                  CSAM-advised investment
                                                                  companies

                                       50

                                                                                              NUMBER OF
                                                                                             PORTFOLIOS
                                                       TERM OF                                 IN FUND
                                        POSITION(S)   OFFICE(1)                                COMPLEX
                                         HELD WITH  AND LENGTH OF  PRINCIPAL OCCUPATION(S)   OVERSEEN BY    OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE                      FUNDS     TIME SERVED   DURING PAST FIVE YEARS     DIRECTOR       HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
Kimiko T. Fields, Esq.                 Assistant    Since 2002    Assistant Vice                 --               --
Credit Suisse Asset Management, LLC    Secretary                  President and Legal
466 Lexington Avenue                                              Counsel of CSAM since
New York, New York 10017-3147                                     December, 2000;
                                                                  Assistant Vice
Age: 38                                                           President,
                                                                  Institutional Marketing
                                                                  Department, CSAM since
                                                                  January 2000; Marketing
                                                                  Associate,
                                                                  International Equity
                                                                  Department, Warburg
                                                                  Pincus Asset
                                                                  Management, Inc. since
                                                                  January 1998;
                                                                  self-employed author
                                                                  and consultant, from
                                                                  January 1996 to
                                                                  December 1997; Officer
                                                                  of other Credit Suisse
                                                                  Funds and other
                                                                  CSAM-advised investment
                                                                  companies

Rocco A. DelGuercio                    Assistant    Since 1999    Vice President and             --               --
Credit Suisse Asset Management, LLC    Treasurer                  Administrative Officer
466 Lexington Avenue                                              of CSAM; Associated
New York, New York 10017-3147                                     with CSAM since June
                                                                  1996; Assistant
Age: 39                                                           Treasurer, Bankers
                                                                  Trust Corp. -- Fund
                                                                  Administration from
                                                                  March 1994 to June
                                                                  1996; Mutual Fund
                                                                  Accounting Supervisor,
                                                                  Dreyfus Corporation
                                                                  from April 1987 to
                                                                  March 1994; Officer of
                                                                  other Credit Suisse
                                                                  Funds and other
                                                                  CSAM-advised investment
                                                                  companies

Joseph Parascondola                    Assistant    Since 2000    Assistant Vice                 --               --
Credit Suisse Asset Management, LLC    Treasurer                  President - Fund
466 Lexington Avenue                                              Administration of CSAM
New York, New York 10017-3147                                     since April 2000;
                                                                  Assistant Vice
Age: 39                                                           President, Deutsche
                                                                  Asset Management from
                                                                  January 1999 to April
                                                                  2000; Assistant Vice
                                                                  President, Weiss, Peck
                                                                  & Greer LLC from
                                                                  November 1995 to
                                                                  December 1998; Officer
                                                                  of other Credit Suisse
                                                                  Funds and other
                                                                  CSAM-advised investment
                                                                  companies

                                       51

                                                                                              NUMBER OF
                                                                                             PORTFOLIOS
                                                       TERM OF                                 IN FUND
                                        POSITION(S)   OFFICE(1)                                COMPLEX
                                         HELD WITH  AND LENGTH OF  PRINCIPAL OCCUPATION(S)   OVERSEEN BY    OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE                      FUNDS     TIME SERVED   DURING PAST FIVE YEARS     DIRECTOR        HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
Robert M. Rizza                        Assistant    Since 2002    Assistant Vice                 --               --
Credit Suisse Asset Management, LLC    Treasurer                  President of CSAM since
466 Lexington Avenue                                              January 2001;
New York, New York 10017-3147                                     Administrative Officer
                                                                  of CSAM from March 1998
Age: 36                                                           to December 2000;
                                                                  Assistant Treasurer of
                                                                  Bankers Trust Corp.
                                                                  from April 1994 to
                                                                  March 1998;; Officer of
                                                                  other Credit Suisse
                                                                  Funds and other
                                                                  CSAM-advised investment
                                                                  companies

OWNERSHIP IN SECURITIES OF THE FUND AND FUND COMPLEX

          As reported to the Funds, the information in the following table reflects beneficial ownership by the Directors of certain securities as of December 31, 2001.

                                                                                AGGREGATE DOLLAR RANGE OF
                                                                                EQUITY SECURITIES IN ALL
                                                                                REGISTERED INVESTMENT
                                                                                COMPANIES OVERSEEN BY
                                         DOLLAR RANGE OF EQUITY                 DIRECTOR IN FAMILY OF
NAME OF DIRECTOR                         SECURITIES IN THE FUND*,(1)            INVESTMENT COMPANIES*,(1)
---------------------------------------- -------------------------------------- ---------------------------
INDEPENDENT DIRECTORS

Richard H. Francis                       Global Technology Fund: A              E

                                         Municipal Bond Fund: A

                                         Select Equity Fund: A

Jack W. Fritz                            Global Technology Fund: E              E

                                         Municipal Bond Fund: A

                                         Select Equity Fund: A

Jeffrey E. Garten                        Global Technology Fund: A              A

                                         Municipal Bond Fund: A

                                         Select Equity Fund: A

                                       52

                                                                                AGGREGATE DOLLAR RANGE OF
                                                                                EQUITY SECURITIES IN ALL
                                                                                REGISTERED INVESTMENT
                                                                                COMPANIES OVERSEEN BY
                                         DOLLAR RANGE OF EQUITY                 DIRECTOR IN FAMILY OF
NAME OF DIRECTOR                         SECURITIES IN THE FUND*,(1)            INVESTMENT COMPANIES*,(1)
---------------------------------------- -------------------------------------- ---------------------------
Peter F. Krogh                           Global Technology Fund: A              D

                                         Municipal Bond Fund: A

                                         Select Equity Fund: A

James S. Pasman, Jr.                     Global Technology Fund: A              D

                                         Municipal Bond Fund: A

                                         Select Equity Fund: A

Steven N. Rappaport                      Global Technology Fund: B              D

                                         Municipal Bond Fund: B

                                         Select Equity Fund: B

INTERESTED DIRECTOR

William W. Priest, Jr.                   Global Technology Fund: A              A

                                         Municipal Bond Fund: A

                                         Select Equity Fund: A

----------
* Key to Dollar Ranges:
    A. None
    B. $1 - $10,000
    C. $10,000 - $50,000
    D. $50,000 - $100,000
    E. Over $100,000

(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

COMMITTEES AND MEETINGS OF DIRECTORS

          Each Fund has an Audit Committee, a Nominating Committee and a Valuation Committee. The members of the Audit Committee and the Nominating Committee consist of all the Directors who are not "interested persons" of the Funds as defined in the 1940 Act ("Independent Directors"), namely Messrs. Francis, Fritz, Garten, Krogh, Pasman and Rappaport. The Valuation Committee consists of at least two Directors, at least one of whom is an Independent Director.

          In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its Adviser and affiliates by the independent public accountants. The Audit Committee of each Fund met four times during the fiscal year ended August 31, 2002.

          The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Fund's Secretary. The Nominating Committee also considers the appointment of independent counsel to the Independent Directors. The Nominating Committee of each Fund met twice during the fiscal year ended August 31, 2002.

          The Valuation Committee reviews and approves the valuation of all fair valued securities whose fair valuations individually change the net asset value of a Fund by greater than 1%. In conducting this review, the Valuation Committee shall review and discuss an updated fair valuation summary with appropriate representatives of CSAM. The Valuation Committee of Global Technology Fund met once during the fiscal year ended August 31, 2002. The Valuation Committee of the Municipal Bond and Select Equity Funds did not meet during the fiscal year ended August 31, 2002.

          No employee of CSAM, CSAM's affiliates in the United Kingdom, Japan and Australia, State Street Bank and Trust Company and CSAMSI, the Funds' co-administrators, or any of their affiliates, receives any compensation from a Fund for acting as an officer or director of the Fund. Each Director who is not a director, trustee, officer or employee of CSAM, CSAM's affiliates in the United Kingdom, Japan and Australia, State Street, CSAMSI or any of their affiliates receives an annual fee of $750 and $250 for each meeting of the Boards attended by him for his services as Director, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.

DIRECTORS' TOTAL COMPENSATION FOR FISCAL YEAR ENDED AUGUST 31, 2002

                                                             ALL INVESTMENT
                            GLOBAL                SELECT    COMPANIES IN THE
                          TECHNOLOGY  MUNICIPAL   EQUITY       CSAM FUND
   NAME OF DIRECTOR          FUND     BOND FUND    FUND         COMPLEX*
----------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

Richard H. Francis        $    3,312  $   2,812  $   2,812    $   106,708

                                       54

                                                             ALL INVESTMENT
                            GLOBAL                SELECT    COMPANIES IN THE
                          TECHNOLOGY  MUNICIPAL   EQUITY       CSAM FUND
   NAME OF DIRECTOR          FUND     BOND FUND    FUND         COMPLEX*
----------------------------------------------------------------------------
Jack W. Fritz             $    3,062  $   2,562  $   2,562    $    97,124

Jeffrey E. Garten         $    3,062  $   2,812  $   2,812    $   100,250

Peter F. Krogh            $    3,312  $   2,812  $   2,812    $   101,850

James S. Pasman, Jr.      $    3,312  $   2,812  $   2,812    $   106,350

Steven N. Rappaport       $    3,462  $   2,962  $   2,962    $   113,295


INTERESTED DIRECTOR

William W. Priest**             None       None       None           None

* Each Director serves as a Director or Trustee of 54 investment companies in the CSAM Fund Complex.

** Mr. Priest is a former employee of CSAM and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM.

          As of November 15, 2002, Directors and officers as a group, owned of record less than 1% of each Fund's outstanding shares.

INVESTMENT ADVISORY AGREEMENTS

          CSAM, located at 466 Lexington Avenue, New York, New York 10017-3147, serves as investment adviser to the Fund pursuant to a written investment advisory agreement between CSAM and the Fund (the "Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston ("CSFB"), part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $819.6 billion in assets under management. CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse Group, a leading global financial services company. As of September 30, 2002, Credit Suisse Asset Management employed 2,270 people worldwide and had global assets under management of approximately $284.3 billion, with $55.8 billion in assets under management in the U.S. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.



          The Advisory Agreement between each Fund and CSAM has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

          Pursuant to each Advisory Agreement, subject to the supervision and direction of the Board, CSAM is responsible for managing each Fund in accordance with the Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreement, CSAM pays the compensation, fees and related expenses of all Directors who are affiliated persons of CSAM or any of its subsidiaries.

          Each Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of CSAM or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

          Each class of a Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund. General expenses of the Funds not readily identifiable as belonging to a particular Fund are allocated among all Credit Suisse Funds by or under the direction of the Funds' Boards of Directors in such manner as the Boards determine to be fair and accurate. Each class of the Funds pays its own administration fees and may pay a different share than the other classes of other expenses, except advisory and custodian fees, if those expenses are actually incurred in a different amount by such class or if a class receives different services.

          Each Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect CSAM against any liability to the Fund or to shareholders of the Fund to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM's reckless disregard of its obligations and duties under the Advisory Agreement.

          Each Fund or CSAM may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          For its services to the Global Technology, Municipal Bond and Select Equity Funds; CSAM is paid (before any voluntary waivers or reimbursements) a fee computed daily and paid monthly at the annual rate of 1.00%, .70% and .75% of such Fund's average daily net assets, respectively. CSAM may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by a Fund.

          For the past three fiscal years ended August 31, the Funds paid CSAM advisory fees, and CSAM waived fees and/or reimbursed expenses of the Funds under the Advisory Agreements as follows:

AUGUST 31, 2002

         FUND                   FEES PAID (AFTER WAIVERS)                  WAIVERS             REIMBURSEMENTS
---------------------------------------------------------------------------------------------------------------
Global Technology               $  553,447                        $  581,136                   $        0

Municipal Bond                  $        0                        $  138,546                   $  145,536

Select Equity                   $        0                        $  115,720                   $  218,811

AUGUST 31, 2001

         FUND                   FEES PAID (AFTER WAIVERS)                  WAIVERS             REIMBURSEMENTS
---------------------------------------------------------------------------------------------------------------
Global Technology               $  2,321,035                      $  289,209                   $        0

Municipal Bond                  $      7,189                      $  129,705                   $   38,463

Select Equity                   $          0                      $  114,684                   $  143,057

AUGUST 31, 2000

         FUND                   FEES PAID (AFTER WAIVERS)                  WAIVERS             REIMBURSEMENTS
---------------------------------------------------------------------------------------------------------------
Global Technology               $  3,387,398                      $  208,789                   $       0

Municipal Bond                  $     16,239                      $  102,278                   $  29,397

Select Equity                   $     18,715                      $   85,919                   $  93,867

GLOBAL TECHNOLOGY FUND--SUB-ADVISORY AGREEMENTS

          Global Technology Fund has entered into Sub-Investment Advisory Agreements with CSAM and each of CSAM's United Kingdom affiliate ("CSAM U.K."), CSAM's Japanese affiliate ("CSAM Japan") and CSAM's Australian affiliate ("CSAM Australia"), each of which is named Credit Suisse Asset Management Limited (each of CSAM U.K., CSAM Japan and CSAM Australia may be referred to as a "Sub-Adviser").

          Subject to the supervision of CSAM, each Sub-Adviser, in the exercise of its best judgment, will provide investment advisory assistance and portfolio management advice to the Global Technology Fund in accordance with the Fund's Articles of Incorporation, as may be amended from time to time, the PROSPECTUS and STATEMENT OF ADDITIONAL INFORMATION, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board. Each Sub-Adviser bears its own expenses incurred in performing services under the Sub-Advisory Agreement.

          CSAM U.K. is a corporation organized under the laws of England in 1982 and is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"). The principal executive office of CSAM U.K. is Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England. CSAM U.K. is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM U.K. has been in the money management business for over 16 years and as of September 30, 2002 managed approximately $47.4 billion in assets.

          CSAM Japan is a corporation organized under the laws of Japan in 1993 and is licensed as an investment adviser under the Japanese Investment Advisory Law and as an investment trust manager under the Japanese Trust Law. CSAM Japan is also registered as an investment adviser under the Advisers Act. The principal executive office of CSAM Japan is Shiroyama JT Mori Bldg. 3-1, Toranomon 4-Chome, Minato-Ku, Tokyo 105-6026 Japan. CSAM Japan is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM Japan, together with its predecessor company, has been in the money management business for over 16 years and as of September 30, 2002 managed approximately $8.7 billion in assets.

          CSAM Australia was registered as a company under the Laws of Victoria, Australia on September 15, 1989. CSAM Australia is licensed as a securities dealer and operator of managed investment schemes under the Australian Corporations Act of 2001 and is an investment adviser under the Advisers Act. The registered office of CSAM Australia is Level 32 Gateway, 1 Macquarie Place, Sydney 2001, Australia. CSAM Australia is a diversified asset manager, specializing in equity, fixed income and balanced portfolio management for a range of clients including pension funds, government agencies and large companies as well as private individuals. CSAM Australia has been in the funds management business for over 12 years and as of September 30, 2002 managed approximately $11.7 billion in assets.

          Under the Sub-Advisory Agreements with CSAM U.K. and CSAM Japan, CSAM (not the Global Technology Fund) pays each of CSAM U.K. and CSAM Japan an annual fee of $250,000 for services rendered with respect to the International Fund and all other Credit Suisse Funds for which that Sub-Adviser has been appointed to act as such. The portion of the fee allocated with respect to the Global Technology Fund is equal to the product of (a) the total fee and (b) a fraction, (i) the numerator of which is the average monthly assets of the Fund during such calendar quarter or portion thereof and (ii) the denominator of which is the aggregate average monthly assets of the Fund and certain other Credit Suisse Funds for which the Sub-Adviser has been appointed to act as sub-adviser during such calendar quarter or portion thereof. For the fiscal year ended August 31, 2002, the portion of the fees allocable to Global Technology Fund for CSAM U.K. and CSAM Japan were $5,374 and $5,734, respectively.

          Under the Sub-Advisory Agreement with CSAM Australia, CSAM (not the Global Technology Fund) pays CSAM Australia an annual fee of $480,000 for services rendered with respect to the Global Technology Fund and all other Credit Suisse Funds for which CSAM Australia has been appointed to act as Sub-Adviser. The portion of the fee allocated with respect to the Global Technology Fund is calculated in the same manner as set forth above with respect to the Sub-Advisory Agreements with CSAM U.K. and CSAM Australia. No fees were allocated to Global Technology Fund during the fiscal year ended August 31, 2002.

          Each Sub-Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Each Sub-Advisory Agreement provides that the Sub-Adviser shall exercise its best judgment in rendering the services described in the Sub-Advisory Agreement and that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or CSAM in connection with the matters to which the Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing in the Sub-Advisory Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or CSAM or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. Each Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice by the Fund, CSAM or the Sub-Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

BOARD APPROVAL OF ADVISORY AGREEMENTS

          In approving the Advisory Agreement, the Board of Directors of each Fund, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by CSAM or its affiliates in connection with providing services to the Fund, compared the fees charged by CSAM to those charged by CSAM with respect to its other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by CSAM with respect to the Fund. The Board of Directors also considered the Fund's performance relative to a selected peer group, the Fund's total expenses in comparison to funds of comparable size, and other factors. Specifically, the Board of Directors noted information received at regular meetings throughout the year related to Fund performance and services rendered by CSAM, and benefits potentially accruing to CSAM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of CSAM, as well as the Adviser's research arrangements with brokers who execute transactions on behalf of the Fund. The Board reviewed the profitability to CSAM and its affiliates of their services to the Fund and considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The Board reviewed whether, and if so to what extent, CSAM or its affiliates were waiving their fees and/or reimbursing Fund expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Board also reviewed whether it would be appropriate to adopt breakpoints in the rate of advisory fees, whereby the rate of advisory fees would be reduced as fund assets increased. After requesting and reviewing such information as they deemed necessary, the Board concluded that the Advisory Agreement was in the best interests of the Fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

          In approving each of the Sub-Advisory Agreements with CSAM U.K., CSAM Japan and CSAM Australia, the Board of the Global Technology Fund considered various matters and materials provided by CSAM, CSAM U.K., CSAM Japan and CSAM Australia. The Board considered, primarily, the benefits to the Global Technology Fund of retaining CSAM's United Kingdom, Japanese and Australian affiliates given the increased complexity of the domestic and international securities markets, specifically that retention of CSAM U.K., CSAM Japan and CSAM Australia would expand the universe of companies and countries from which investment opportunities could be sought and enhance the ability of the Global Technology Fund to obtain best price and execution on trades in international markets. The Board of the Global Technology Fund also carefully considered the particular expertise of CSAM U.K., CSAM Japan and CSAM Australia in managing the types of global investments which the Fund makes, including their personnel and research capabilities. The Board also evaluated the extent of the services to be offered by CSAM U.K., CSAM Japan and CSAM Australia. In addition, the Board of the Global Technology Fund took into account the lack of any anticipated adverse impact to the Fund as a result of the Sub-Advisory Agreements, particularly that the compensation paid to CSAM U.K., CSAM Japan and CSAM Australia would be paid by CSAM, not the Global Technology Fund, and, accordingly, that the retention of CSAM U.K., CSAM Japan and CSAM Australia would not increase the fees or expenses otherwise incurred by the Global Technology Fund's shareholders. After requesting and reviewing such information as they deemed necessary, the Board of the Global Technology Fund concluded that each Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve each Sub-Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

          Each Fund's Advisory Agreement has inadvertently terminated due to an administrative oversight. The Board of Directors of each Fund has approved a new investment advisory agreement with CSAM that is substantially identical to the lapsed Advisory Agreement and has recommended that the new agreement be presented to Fund shareholders for their approval. The Board of each Fund also approved CSAM's retention of advisory fees paid or payable to it from the date the Advisory Agreement terminated until shareholder approval of these fees is obtained.

ADMINISTRATION AGREEMENTS

          CSAMSI and State Street Bank and Trust Company ("State Street") serve as co-administrators to each Fund pursuant to separate written agreements with the Fund (the "CSAMSI Co-Administration Agreement" and the "State Street Co-Administration Agreement," respectively).

          CSAMSI became co-administrator to each Fund on November 1, 1999. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, Municipal Bond Fund and Select Equity Fund each pay CSAMSI a fee calculated daily and paid monthly at the annual rate of .05% of the average daily net assets for the Common shares and .10 % of the average daily net assets for the Class A, Class B and Class C shares. Global Technology Fund pays CSAMSI a fee calculated daily and paid monthly at the annual rate of .05% of the first $125 of Common and Class A shares million of average daily net assets of Common and Class A shares and .10% of the average daily net assets over $125 million.

          For the past three fiscal years ended August 31, the Funds paid CSAMSI co-administrative service fees, and CSAMSI waived such fees and/or reimbursed expenses under the CSAMSI Co-Administration Agreements as follows:

AUGUST 31, 2002

        FUND                    FEES PAID (AFTER WAIVERS)                WAIVERS                REIMBURSEMENTS
---------------------------------------------------------------------------------------------------------------
Global Technology               $  56,729                                 0                     0

Municipal Bond                  $   7,166                         $   5,724                     0

Select Equity                   $   3,481                         $   2,516                     0

AUGUST 31, 2001

        FUND                    FEES PAID (AFTER WAIVERS)                WAIVERS                REIMBURSEMENTS
---------------------------------------------------------------------------------------------------------------
Global Technology               $  95,736                         $  90,412                     0

Municipal Bond                  $      29                         $   3,880                     0

Select Equity                   $     242                         $   2,764                     0

AUGUST 31, 2000

        FUND                    FEES PAID (AFTER WAIVERS)                WAIVERS                REIMBURSEMENTS
---------------------------------------------------------------------------------------------------------------
Global Technology               $  173,255                        $  179,809                    0

Municipal Bond                  $       22                        $       84                    0

Select Equity                   $      115                        $      459                    0

          State Street became co-administrator to each Fund on June 1, 2002. For the services provided by State Street under the State Street Co-Administration Agreement, each Fund pays State Street a fee calculated at the annual rate of its pro-rated share of .05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .02% of the Fund Complex's average daily net assets in excess of $10 billion, exclusive of out-of-pocket expenses. Each class of shares of the Funds bears its proportionate share of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. For the period from June 1, 2002 through August 31, 2002, the Global Technology, Municipal Bond and Select Equity Funds paid State Street fees under the State Street Co-Administration Agreement of $18,872, $3,831 and $2,815, respectively.

          PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Financial Services Group, served as a co-administrator to each Fund prior to June 1, 2002. PFPC received fees for its services calculated on each Fund's average daily net assets, as follows:

FUND                                                         ANNUAL RATE
---------------------------------------------------------------------------------------------------------------
Global Technology                                            .08% for the first $500 million in assets

                                                             .07% for the next $1 billion

                                                             .06% for assets in excess of $1.5 billion

Municipal Bond                                               .07% of the first $150 million in assets

                                                             .06% for the next $150 million

                                                             .05% for assets in excess of $300 million

Select Equity                                                .075% for the first $500 million

                                                             .065% for the next $1 billion

                                                             .055% for assets in excess of $1.5 billion

          For the fiscal years ended August 31, the Funds paid PFPC administration fees and PFPC waived fees and/or reimbursed expenses as follows:

SEPTEMBER 1, 2001 THROUGH MAY 31, 2002

        FUND                    FEES PAID (AFTER WAIVERS)                WAIVERS                REIMBURSEMENTS
---------------------------------------------------------------------------------------------------------------
Global Technology               $  70,608                                 0                     0

Municipal Bond                  $  11,119                                 0                     0

                                       62

Select Equity                   $   9,200                                 0                     0

AUGUST 31, 2001

        FUND                    FEES PAID (AFTER WAIVERS)                WAIVERS                REIMBURSEMENTS
---------------------------------------------------------------------------------------------------------------
Global Technology               $  257,499                                0                     0

Municipal Bond                  $   14,709                                0                     0

Select Equity                   $    2,465                        $  11,947                     0

          Prior to November 1, 1999, Counsellors Funds Service, Inc. ("Counsellors Service") served as a co-administrator to each Fund. For the fiscal year ended August 31, 2000, the Funds paid PFPC and Counsellors Service administration fees, and PFPC and Counsellors Service waived fees and/or reimbursed expenses as follows:

                             PFPC                                                    COUNSELLORS SERVICE
-----------------------------------------------------------------------------------------------------------------------------
FUND               FEES PAID        WAIVERS    REIMBURSEMENTS  FUND            FEES PAID        WAIVERS    REIMBURSEMENTS
                   (AFTER WAIVERS)                                             (AFTER WAIVERS)
-----------------------------------------------------------------------------------------------------------------------------
Global Technology  $  443,622              0   0               Global          $  6,554             0      0
                                                               Technology
-----------------------------------------------------------------------------------------------------------------------------
Municipal Bond     $   35,217              0   0               Municipal Bond  $      3         $  15      0
-----------------------------------------------------------------------------------------------------------------------------
Select Equity      $   16,094       $  1,076   0               Select Equity   $      2         $   8      0
-----------------------------------------------------------------------------------------------------------------------------

          Each Fund and CSAM have obtained an order of exemption (the "Order") from the SEC to permit CSFB to act as lending agent for the Funds, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB in the Cash Reserve Portfolio of Credit Suisse Institutional Services Fund (the "Portfolio"). The Order contains a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions include percentage limitations on the amount of a Fund's assets that may be invested in the Portfolio, restrictions on the Portfolio's ability to collect sales charges and certain other fees, and a requirement that each Fund that invests in the Portfolio will do so at the same price as each other Fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.

          CODE OF ETHICS

          Each Fund, CSAM, CSAM U.K., CSAM Japan, CSAM Australia, and CSAMSI have each adopted a written Code of Ethics (the "Code"), which permits personnel covered by the Code ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

          The Board of each Fund reviews the administration of the Code at least annually and may impose sanctions for violations of the Code.

          CUSTODIAN AND TRANSFER AGENT

          State Street acts as the custodian for each Fund and also acts as the custodian for the Funds' foreign securities pursuant to a Custodian Agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of each Fund, (b) holds and transfers portfolio securities on account of each Fund, (c) accepts receipts and makes disbursements of money on behalf of each Fund, (d) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities, and (e) makes periodic reports to the Funds' Boards of Directors concerning each Fund's operations. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Funds and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Funds. For this service to the Funds under the Custodian Agreements, State Street receives a fee which is calculated based upon each Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Funds. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

          Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), serves as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Funds, (ii) addresses and mails all communications by the Funds to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Boards concerning the transfer agent's operations with respect to the Funds. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

          ORGANIZATION OF THE FUNDS

          Each Fund is a non-diversified, open-end management investment company. Each Fund was organized as a Maryland corporation on July 31, 1998. On January 1, 2000, the Select Equity Fund changed its name from "Warburg, Pincus Select Economic Value Equity Fund, Inc." to "Warburg, Pincus Focus Fund, Inc." On March 26, 2001, the Select Equity Fund changed its name from "Warburg Pincus Focus Fund, Inc." to "Credit Suisse Warburg Pincus Focus Fund, Inc." On December 12, 2001, the Select Equity Fund further changed its name to "Credit Suisse Select Equity Fund, Inc." On March 26, 2001, the Global Technology Fund changed its name Warburg Pincus Global Telecommunications Fund, Inc. to "Credit Suisse Warburg Pincus Global Telecommunications Fund, Inc." On December 12, 2001, the Global Technology Fund further changed its name to "Credit Suisse Global Technology Fund, Inc." On March 26, 2001, the Municipal Bond Fund changed its name from "Warburg Pincus Municipal Bond Fund, Inc." to "Credit Suisse Warburg Pincus Municipal Bond Fund." On December 12, 2001, the Municipal Bond Fund further changed its name to "Credit Suisse Municipal Bond Fund, Inc."

          The Select Equity Fund's charter authorizes the Fund's Board to issue six billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common shares, one billion shares are designated Institutional shares, one billion shares are designated Advisor shares and one billion each are designated A, B and C shares. The Global Technology Fund and Municipal Bond Fund's charters authorizes each Fund's Board to issue four billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common shares, one billion shares are designated Institutional shares, one billion shares are designated Advisor shares and one billion shares are designated Class A shares. Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

          The Municipal Bond Fund currently has two separate classes of shares:
Common shares and Class A shares. The Global Technology Fund currently has two separate classes of shares: Common shares and Class A shares. The Select Equity Fund currently has four separate classes of shares: Common shares, Class A shares, Class B shares and Class C shares.

          Shares of each class represent equal pro rata interests in the respective Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by Class B and Class C shares, the total return on Class B and Class C shares can be expected to be lower than the total return on Class A and Common shares, and in turn, because of the higher fees paid by Class A shares, the total return on Class A shares can be expected to be lower than the total return on Common shares. Class B shares convert to Class A shares after 8 years but Class C shares never convert to another class of shares, so annual expenses remain higher for Class C shares. Common shares can be purchased only by certain types of investors as outlined in the Common class PROSPECTUS. Unless the context clearly suggests otherwise, references to a Fund in this prospectus are to the Fund as a whole and not to any particular class of the Fund's shares.

          Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.

          Each Fund sends to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Credit Suisse Funds at 800-927-2874 or on the Credit Suisse Funds web site at www.creditsuissefunds.com.

          DISTRIBUTION AND SHAREHOLDER SERVICING

          DISTRIBUTOR. CSAMSI serves as distributor of the Funds' shares and offers each Fund's shares on a continuous basis. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.

          COMMON SHARES. Each Fund has adopted a Shareholder Servicing and Distribution Plan for its Common shares (the "Common Shares 12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which each Fund pays CSAMSI under the CSAMSI Co-Administration Agreement a fee calculated at an annual rate of .25% of the average daily net assets of the Common shares of each Fund. This fee is in addition to the co-administrative service fee paid by each Fund under the CSAMSI Co-Administrative Agreement and is intended to compensate CSAMSI, or to enable CSAMSI to compensate other persons ("Service Providers"), for providing Services (as defined below) to the Funds. Services performed by CSAMSI under the CSAMSI Co-Administration Agreement or by Service Providers include (i) services that are primarily intended to result in, or that are primarily attributable to, the sale of the Common shares, as set forth in the Common Shares 12b-1 Plan ("Selling Services") and (ii) ongoing servicing and/or maintenance of the accounts of Common shareholders of each Fund, as set forth in the Common Shares 12b-1 Plan ("Shareholder Services," and together with Selling Services, "Services").

          Shareholder Services may include, without limitation, responding to Fund shareholder inquiries and providing services to shareholders not otherwise provided by the Fund's distributor or transfer agent. Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Common shares of prospectuses and statements of additional information describing the Fund; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Common Shares; (c) providing telephone services relating to the Fund, including responding to inquiries of prospective Fund investors; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and (e) obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable. In providing compensation for Services in accordance with Common Shares 12b-1 Plan, CSAMSI is authorized (i) to make, or cause to be made, payments to Service Providers reflecting an allocation of overhead and other office expenses related to providing Services and (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services.

          For the fiscal year ended August 31, 2002, the Common Class shares of the Global Technology Fund, the Municipal Bond Fund and the Select Equity Fund paid CSAMSI $282,966, $38,529 and $15,234, respectively, under the Common Shares 12b-1 Plans.

          Each Fund has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries (collectively, "Service Organizations") or, if applicable, their designees, to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Funds.

          For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to ..50% of the average annual value of accounts with the Funds maintained by such Service Organizations. Service Organizations may also be paid additional amounts on a one-time or ongoing basis, which may include a fee of up to 1.00% of new assets invested in a Fund. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. Each Fund may reimburse CSAM part of this fee at rates they would normally pay to the transfer agent for providing the services.

          CLASS A, CLASS B AND CLASS C SHARES. The Select Equity Fund has adopted Plans of Distribution for its Class A shares, Class B shares and Class C shares ("A Shares 12b-Plan", "B Shares 12b-1 Plan" and "C Shares 12b-1 Plan," respectively). The Global Technology and Municipal Bond Funds have each adopted a Plan of Distribution for its Class A shares (the "A Shares 12b-1 Plan"). Each of the A Shares 12b-1 Plans, B Shares 12b-1 Plan and C Shares 12b-1 Plan permit the Funds to compensate CSAMSI for activities associated with the distribution of these classes shares.

          The A Shares 12b-1 Plans currently provide that a service fee of .25% per year of the average daily net assets of the Class A shares will be paid as compensation to CSAMSI. The Class B Plan currently provides that: (i) an asset based sales charge of .75% per year and (ii) a service fee of .25% per year, in each case, of the average daily net assets of the Class B shares will be paid as compensation to CSAMSI. The Class C Plan currently provides that: (i) an asset-based sales charge of .75% per year and (ii) a service fee of .25% per year, in each case, of the average daily net assets of the Class C shares will be paid as compensation to CSAMSI. For the fiscal year ended August 31, 2002, each Fund paid CSAMSI under its 12b-1 plans as follows:

FUND                            CLASS A 12b-1 PLAN           CLASS B 12b-1 PLAN           CLASS C 12b-1 PLAN
----------------------------------------------------------------------------------------------------------------------
Global Technology               $    520                          N/A                           N/A

Municipal Bond                  $    122                          N/A                           N/A

Select Equity                   $  1,028                     $  4,905                      $  2,475

During the fiscal year ended August 31, 2002, CSAMSI spent the fees paid under each Fund's A Shares 12b-1 Plan as follows:

                                          GLOBAL TECHNOLOGY         MUNICIPAL BOND           SELECT EQUITY
----------------------------------------------------------------------------------------------------------------------
Advertising                               $   4,239                 $    453                 $    272

Printing and mailing prospectuses for     $   9,121                 $  3,753                 $  3,470
promotional purposes

Compensation to broker-dealers            $  17,316                 $      0                 $      0

People-related and occupancy              $   4,634                 $    564                 $    406

Other                                     $     730                 $     83                 $    154

During the fiscal year ended August 31, 2002, CSAMSI spent the fees paid under Select Equity Fund's B Shares and C Shares 12b-1 Plans as follows:

                                          CLASS B                   CLASS C
--------------------------------------------------------------------------------------------
Advertising                               $     373                 $     68

Printing and mailing prospectuses for     $   2,179                 $  3,121
promotional purposes

Compensation to broker-dealers            $  31,606                 $  5,648

People-related and occupancy              $     577                 $    152

Other                                     $     152                 $     57

          With respect to sales of the Select Equity Fund's Class B and Class C shares and certain sales of each Fund's Class A shares through a broker-dealer, financial intermediary or financial institution (each a "financial representative"), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A, Class B and Class C shares. The payments to the financial representatives will continue to be paid for as long as the related assets remain in the Funds.

          In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation on a one-time or ongoing basis to financial representatives in connection with the sale of shares, which may include a fee of up to 1.00% of new assets invested in a Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of the Funds. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Funds during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

          GENERAL. Each of the Common Shares, A Shares, B Shares and C Shares 12b-1 Plans will continue in effect for so long as its continuance is specifically approved at least annually by each Fund's Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plans ("Independent Directors"). Any material amendment of any of the Common Shares 12b-1 Plans or A Shares, B Shares and C Shares 12b-1 Plans would require the approval of the Board in the same manner. The Common Shares, A Shares, B Shares and C Shares 12b-1 Plans may not be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each of the Common Shares, A Shares, B Shares and C Shares 12b-1 Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

          Payments by the Funds to CSAMSI under the Common Shares, A Shares, B Shares and C Shares 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed the distribution expenses actually incurred.

          CSAMSI provides the Board of each Fund with periodic reports of amounts spent under the Common Shares, A Shares, B Shares and C Shares 12b-1 Plans and the purposes for which the expenditures were made.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          The offering price of each Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund, plus, in the case of Class A shares of the Funds, any applicable sales charges.

          As a convenience to the investor and to avoid unnecessary expense to the Funds, share certificates representing shares of the Funds are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. The Funds retain the right to waive such fee in their sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Funds).

          Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Funds are authorized to accept orders on the Funds' behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of a Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

          COMMON CLASS SHARES. To purchase Common shares directly from Fund, contact the Fund to obtain an application. Fill it out and mail it to the Funds along with an investment check, payable to "Credit Suisse Funds." The Funds cannot accept "starter" checks that do not have your name preprinted on them. The Funds also cannot accept checks payable to you or to another party and endorsed to the order of the Funds. These types of checks may be returned to you and your purchase order may not be processed.

          The Common Class shares of each Fund are closed to new investors, other than (a) investors in employee retirement, stock, bonus, pension or profit sharing plans, (2) investment advisory clients of CSAM, (3) certain registered investment advisers ("RIAs") and (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs. Any Common Class shareholder of a Fund as of the close of business on December 12, 2001 can continue to buy Common Class shares of that Fund and open new accounts under the same social security number. Prospective investors in Common Class shares may be required to provide documentation to determine their eligibility to purchase Common Class shares. Each Common Class shareholder receives a quarterly account statement, as well as a statement after any transaction that affects the shareholder's account balance or share registration (other than distribution reinvestments and automatic transactions such as the Automatic Monthly Investment Plan and Automatic Withdrawal Plan).

          CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES.

          Class A shares, Class B shares and Class C shares are designed for investors seeking the advice of financial representatives and are not offered directly for purchase from the Funds. All purchases of Class A shares, Class B shares and Class C shares are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order and deduction of any applicable sales charge.

          Class A shares of the Funds are sold to investors at the public offering price, which is the net asset value plus the applicable sales charge (unless you are entitled to a waiver):

INITIAL SALES CHARGE -- CLASS A OF THE GLOBAL TECHNOLOGY AND SELECT EQUITY FUNDS

AMOUNT PURCHASED                                        AS A % OF        AS A % OF            COMMISSION TO
                                                         AMOUNT           OFFERING              FINANCIAL
                                                        INVESTED           PRICE          REPRESENTATIVE AS A %
                                                                                            OF OFFERING PRICE
-----------------------------------------------------------------------------------------------------------------
Less than $50,000                                         6.10%              5.75%                   5.00%

$50,000 to less than $100,000                             4.99%              4.75%                   4.00%

$100,000 to less than $250,000                            3.90%              3.75%                   3.00%

$250,000 to less than $500,000                            2.56%              2.50%                   2.00%

$500,000 to less than $1,000,000                          2.04%              2.00%                   1.75%

$1,000,000 or more                                           0*                 0                    1.00%**

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).

** The distributor may pay a financial representative a fee as follows: up to 1% on purchases up to and including $3 million, up to .50% on the next $47 million and up to .25% on purchase amounts over $50 million.

INITIAL SALES CHARGE -- CLASS A SHARES OF THE MUNICIPAL BOND FUND

AMOUNT PURCHASED                                        AS A % OF        AS A % OF            COMMISSION TO
                                                         AMOUNT           OFFERING              FINANCIAL
                                                        INVESTED           PRICE          REPRESENTATIVE AS A %
                                                                                            OF OFFERING PRICE
-----------------------------------------------------------------------------------------------------------------
Less than $50,000                                         3.09%             3.00%                  2.75%

$50,000 to less than $100,000                             2.04%             2.00%                  1.75%

$100,000 to less than $250,000                            1.01%             1.00%                  0.90%

$250,000 or more                                            0%*                0%                  0.50%**

* On purchases of $250,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).

** The distributor may pay a financial representative a fee as follows: up to ..50% on purchases up to and including $3 million, up to .25% on the next $47 million, and up to .125% on purchase amounts over $50 million.

          SPECIAL PROMOTION FOR CLASS A SHARES OF MUNICIPAL BOND FUND. For a limited time beginning on a date selected by CSAMSI (the "Commencement Date"), up through the earlier of December 31, 2003 or a date selected by CSAMSI (the "Promotion Period"), investors may purchase Class A shares of the Municipal Bond Fund without an initial sales charge or Limited CDSC. Financial representatives shall receive the following, one-time compensation from CSAMSI (and not from the Municipal Bond Fund) with respect to Fund shares purchased during the Promotion Period:

           AMOUNT PURCHASED                         COMMISSION TO FINANCIAL REPRESENTATIVE
                                                            AS A % OF OFFERING PRICE
---------------------------------------------------------------------------------------------
Up to and including $1 million on the                                 0.25%
Commencement Date through the end of the
Promotion Period

Financial representatives will also receive an ongoing service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares they service, including shares purchased during the Promotion Period. The Promotion Period may be terminated at the discretion of CSAMSI without prior notice.

          From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares. Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Funds as defined in the Securities Act of 1933.

          Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' Class A, Class B or Class C shares. Some may establish higher minimum investment requirements than set forth in the PROSPECTUS. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold the Funds' Class A, Class B or Class C shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds and/or from CSAMSI or an affiliate for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from the Funds and/or from CSAMSI or an affiliate for these services. The PROSPECTUS relating to Class A, Class B or Class C shares should be read in connection with such firms' material regarding their fees and services.

          Reduced sales charges shown in the above schedules apply to the aggregate of purchases of Class A shares of the Funds made at one time by any "purchaser." The term "purchaser" includes:

     - an individual, the individual's spouse or domestic partner, and his or her children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

     - any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

     - a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member; and

     - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and/or an immediate family member.

          INITIAL SALES CHARGES WAIVERS. The initial sales charge may be waived for the following shareholders or transactions: (1) investment advisory clients of the Adviser; (2) officers, current and former Directors of the Funds, current and former Directors or trustees of other investment companies managed by the Adviser or its affiliates, officers, directors and full-time employees of the Adviser and of its affiliates ("Related Entities"); or the spouse, siblings, children, parents or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Funds); (3) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the Funds); (4) shares purchased by RIAs on behalf of fee-based accounts or by broker-dealers that have sales agreements with the Funds and for which shares have been purchased on behalf of wrap fee client accounts and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services; (5) shareholders who received shares in the Credit Suisse Funds as a result of the merger of Neuwirth Fund, Inc., Pine Street Fund, Inc. or deVegh Mutual Fund, Inc., and who have maintained their investment in such shares;
(6) shares purchased for 401(k) Plans, 403(b) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans; (7) Class B shares which are automatically converted to Class A shares; (8) Class A shares acquired when dividends and distributions are reinvested in the Funds; and (9) shares purchased through a broker-dealer (the "broker") that has entered into a special agreement with CSAMSI to allow the broker's customers to purchase shares of the Funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than the Credit Suisse Funds) on which an initial sales charge was paid. The transfer agent must be notified of this waiver prior to the purchase.

          For the fiscal year ended August 31, 2002, CSAMSI earned $598, $1,532 and $24,172 on the sale of Class A shares of Global Technology, Municipal Bond and Select Equity Funds, respectively, of which CSAMSI retained $90, $197 and $4,023, respectively. For the fiscal year ended August 31, 2002, CSAMSI earned $0, $0 and $0 on contingent deferred sales charges on redemptions of Class A shares of Global Technology, Municipal Bond and Select Equity Funds, respectively. For the fiscal year ended August 31, 2002, CSAMSI earned $1 and $1,909 in contingent deferred sales charges on redemptions of Class B and Class C shares, respectively, of Select Equity Fund.

          REDEMPTIONS

          GENERAL. Shares of the Funds may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Funds of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class B and Class C shares of the Select Equity Fund, and certain redemptions of Class A shares of the Funds.

          Under the 1940 Act, a Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

          If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90- day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.

          AUTOMATIC CASH WITHDRAWAL PLAN

          An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the relevant Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund. As described in the Prospectus, certain withdrawals under the Plan for the Class A, B and C shares of the Funds may be subject to a deferred sales charge.

          SPECIAL PROVISIONS APPLICABLE TO SELECT EQUITY FUND CLASS B AND CLASS C SHARES

          The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                          CONTINGENT DEFERRED SALES
                                        CHARGE AS A PERCENTAGE OF THE
                 YEAR SINCE PURCHASE    LESSER OF DOLLARS INVESTED OR
                     PAYMENT MADE            REDEMPTION PROCEEDS
            FIRST                                   4.0%
            SECOND                                  3.0%
            THIRD                                   2.0%
            FOURTH                                  1.0%
            AFTER FOURTH                            0.0%

          For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

          CONTINGENT DEFERRED SALES CHARGE - GENERAL. The following example will illustrate the operation of the contingent deferred sales charge on Class B shares. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

          The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received. For example, an investment made on September 10, 2002 will be eligible for the second year's charge if redeemed on or after October 1, 2003. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. CSAMSI receives any contingent deferred sales charge directly.

          The CDSC applicable to redemptions of Class C shares made within one year from the original date of purchase of such shares is waived for donor-advised charitable funds advised or sponsored by CSAM or its affiliates.

          REDEMPTION FEE ON GLOBAL TECHNOLOGY FUND COMMON CLASS SHARES.

          Global Technology Fund imposes a 2.00% redemption fee (short-term trading fee) on Common Class shares redeemed or exchanged within 30 days from day of purchase. This fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The fee is paid to the Fund to offset costs associated with short-term shareholder trading. For purposes of computing the redemption fee, any shares purchased through reinvestment of dividends or distributions will be redeemed first without charging the fee, followed by the shares held longest. The redemption fee will not apply to shares purchased by investment advisory clients of CSAM or any of its affiliates, wrap fee accounts, 401(k) plans, 403(b) plans, 457 plans and other employee benefit or retirement plans sponsored by an employer, or to shares acquired by reinvestment of dividends or distributions.

          The Fund's Board approved the redemption fee to limit the disruptive effects on the portfolio management of the Fund that result from "market timing" of the Fund's shares. Market timing of large dollar amounts can make it difficult to implement investment strategies because the portfolio managers cannot predict how much cash the Fund will have to invest. The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading.

                               EXCHANGE PRIVILEGE

          An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. A Common shareholder may exchange Common shares of a Fund for Common shares of another Credit Suisse Fund at their respective net asset values. A Class A shareholder of the Funds or Class B or Class C shareholder of the Select Equity Fund may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge differential, or for shares of a Credit Suisse money market fund without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares.

          If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and will be effected without a sales charge, except for exchanges of Class A shares of the Funds or Class B or Class C shares of the Select Equity Fund. A redemption fee may be imposed on exchanges of Common Class shares of Global Technology fund if such shares are exchanged within 30 days after purchase. The Funds may refuse exchange purchases at any time without prior notice.

          The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 800-927-2874.

          The Funds reserve the right to refuse exchange purchases by any person or group if, in CSAM's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Funds reserve the right to terminate or modify the exchange privilege at any time upon 60 days' notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

          The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in the Funds. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

          THE FUNDS AND THEIR INVESTMENTS

          Each Fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings (the "Asset Diversification Requirement") so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

          As a regulated investment company, a Fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers)), and its net tax-exempt interest income for the taxable year is distributed (the "Distribution Requirement"), but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

          Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of Directors of each Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any such excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their own United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

          The Code imposes a 4% nondeductible excise tax on each Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

          If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains or tax-exempt interest. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

          A Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

          A Fund's investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

          "Constructive sale" provisions apply to activities by the Fund which lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a future or forward contract. The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when the Fund holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these rules may cause the Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

          Exempt interest dividends distributed to shareholders by the Municipal Bond Fund are not included in the shareholder's gross income for regular federal income tax purposes. In order for the Municipal Bond Fund to pay exempt interest dividends during any taxable year, at the close of each quarter of the Municipal Bond Fund's taxable year at least 50% of the value of the Municipal Bond Fund must consist of exempt interest obligations.

          In addition, the Municipal Bond Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a nonexempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues are more than 5% of the total revenue derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholder.

          The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available pre-tax returns on Alternative Minimum Tax Bonds acquired by the Municipal Bond Fund are generally higher than those from other comparable municipal obligations acquired by the Municipal Bond the Fund due to the possibility of federal, state and local alternative minimum tax liability on Alternative Minimum Tax Bonds.

          Under the Code, interest on specified private activity bonds issued after August 7, 1986, although otherwise exempt from federal income tax, is treated as an item of tax preference for purposes of the alternative minimum tax on individuals and corporations. If the Municipal Bond Fund invests in such specified "private activity bonds," it will report a portion of the "exempt-interest dividends" paid to its shareholders as interest on specified private activity bonds, and hence as a tax preference item. In addition, exempt interest dividends are included in the "adjusted current earnings" adjustment for purposes of the corporate alternative minimum tax. The amount of the alternative minimum tax imposed by the Code is the excess, if any, of the taxpayer's "tentative minimum tax" over the taxpayer's regular tax liability for the taxable year. The "tentative minimum tax" is equal to (i) 26% of the first $175,000, and 28% of any amount over $175,000 (for corporations, 20% of the whole), of the taxpayer's alternative minimum taxable income (defined as regular taxable income modified by certain adjustments and increased by the taxpayer's "items of tax preference," including the adjustment for corporate current earnings and the tax preference for tax-exempt interest on private activity bonds described above) for the taxable year in excess of the exemption amount, less (ii) the alternative minimum tax foreign tax credit for the taxable year. The exemption amount is $40,000 for corporations, $45,000 for those filing joint returns, lesser amounts for others, and is phased out over certain income levels. Prospective investors should consult their own tax advisers with respect to the possible application of the alternative minimum tax to their tax situations.

          In addition, the receipt of Municipal Bond Fund dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and a Subchapter S corporation shareholder's federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are (i) substantial users with respect to a facility or related to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, any applicable state alternative minimum tax, the federal branch profits tax, or the federal excess net passive income tax.

          Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Bond Fund is not deductible for federal income tax purposes if (as expected) the Municipal Bond Fund distributes exempt interest dividends during the shareholder's taxable year. Receipt of exempt interest dividends may result in collateral federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in a trade or business in the United States. In particular, the receipt of exempt interest dividends paid by the Fund may cause a shareholder's social security or railroad retirement benefits to become subject to federal income taxation if such dividends, when added to the shareholder's other income, exceed certain threshold amounts. Prospective investors should consult their own tax advisers as to such consequences.

          Special Tax Considerations

          The following discussion relates to the particular federal income tax consequences of the investment policies of the Funds.

          STRADDLES. The options transactions that the Funds enter into may result in "straddles" for federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Funds for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the "required distribution" that the Funds must make in order to avoid federal excise tax. Furthermore, in determining their investment company taxable income and ordinary income, the Funds may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Funds of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Funds are uncertain which (if any) of these elections they will make.

          OPTIONS AND SECTION 1256 CONTRACTS. The writer of a covered put or call option generally does not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the writer generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the writer in determining the capital gain or loss recognized in the resultant sale. However, certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of Section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the relevant Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of Section 1256 contracts that the relevant Fund continued to hold. Investors should also note that Section

1256 contracts will be treated as having been sold on October 31 in calculating the "required distribution" that a Fund must make to avoid federal excise tax liability.

          Each of the Funds may elect not to have the year-end mark-to-market rule apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of such Fund that are not Section 1256 contracts (the "Mixed Straddle Election").

          FOREIGN CURRENCY TRANSACTIONS. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the Asset Diversification Requirement.

          Under Code Section 988 special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, a Fund may elect capital gain or loss treatment for such transactions. Alternatively, a Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to Code Section 988 will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to Code Section 988 exceed other investment company taxable income during a taxable year, a Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.

          PASSIVE FOREIGN INVESTMENT COMPANIES. If a Fund acquires shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), such Fund may be subject to federal income tax and a deferral interest charge on any "excess distribution" received with respect to such shares or any gain recognized upon a disposition of such shares, notwithstanding the distribution of such income to the shareholders of such Fund. Additional charges in the nature of interest may also be imposed on a Fund in respect of such deferred taxes. However, in lieu of sustaining the foregoing tax consequences, a Fund may elect to have its investment in certain PFICs taxed as an investment in a "qualified electing fund" ("QEF"). A Fund making a QEF election would be required to include in its income each year a ratable portion, whether or not distributed, of the ordinary earnings and net capital gain of the QEF. Any such QEF inclusions would have to be taken into account by a Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

          A Fund may elect (in lieu of paying deferred tax or making a QEF election) to mark-to-market annually any PFIC shares that it owns and to include any gains (but not losses) that it was deemed to realize as ordinary income. A Fund generally will not be subject to deferred federal income tax on any gains that it is deemed to realize as a consequence of making a mark-to-market election, but such gains will be taken into account by the Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

          ASSET DIVERSIFICATION REQUIREMENT. For purposes of the Asset Diversification Requirement, the issuer of a call option on a security (including an option written on an exchange) will be deemed to be the issuer of the underlying security. The Internal Revenue Service has informally ruled, however, that a call option that is written by a fund need not be counted for purposes of the Asset Diversification Requirement where the fund holds the underlying security. However, the Internal Revenue Service has also informally ruled that a put option written by a fund must be treated as a separate asset and its value measured by "the value of the underlying security" for purposes of the Asset Diversification Requirement, regardless (apparently) of whether it is "covered" under the rules of the exchange. The Internal Revenue Service has not explained whether in valuing a written put option in this manner a fund should use the current value of the underlying security (its prospective future investment); the cash consideration that must be paid by the fund if the put option is exercised (its liability); or some other measure that would take into account the fund's unrealized profit or loss in writing the option. Under the Code, a fund may not rely on informal rulings of the Internal Revenue Service issued to other taxpayers. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its writing of options in order to stay within the limits of the Asset Diversification Requirement.

          FOREIGN TAXES. Dividends and interest received by the Funds on investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, a Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

          FUND TAXES ON SWAPS. As a result of entering into index swaps, the Funds may make or receive periodic net payments. They may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction.

Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

          DIVIDENDS AND DISTRIBUTIONS. Dividends of taxable net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by a Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).

          Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

          Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

          If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

          SALES OF SHARES. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder of the Municipal Bond Fund on the sale of a share of such Fund held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt interest dividends received by the shareholder with respect to such share. Moreover, any loss realized by a shareholder on the sale of a share of any Fund held by the shareholder for six months or less will (to the extent not disallowed as set forth in the previous sentence with respect to shares of the Municipal Bond
Fund) be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

          BACKUP WITHHOLDING. A Fund may be required to withhold, for United States federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

          NOTICES. Shareholders will be notified annually by the relevant Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Funds and Their Investments") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

          OTHER TAXATION. Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUNDS.

                          DETERMINATION OF PERFORMANCE

          From time to time, a Fund may quote the total return of its shares in advertisements or in reports and other communications to shareholders. Funds that meet the size requirements for listing in THE WALL STREET JOURNAL are listed under the heading "Credit Suisse Common" for Common Class shares and "Credit Suisse ABC" for Class A, Class B and Class C shares. Current total return figures may be obtained by calling Credit Suisse Funds at 800-927-2874.

          AVERAGE ANNUAL TOTAL RETURNS. Each Fund that advertises its "average annual total return" computes such return separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

     P(1+T)(POWER OF n) = ERV

     Where:    P = hypothetical initial payment of $1,000;

               T = average annual total return;

               n = number of years; and

               ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof).


          Each Fund that advertises its "aggregate total return" computes such returns separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                         [(ERV) - l]
Aggregate Total Return =   ---
                            P

          The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formulas) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. It is also assumed that with respect to the Class A shares of the Funds, the maximum initial sales charge of 5.75% in the case of the Global Technology and Select Equity Funds and 3.00% in the case of the Municipal Bond Fund was deducted at the time of investment and with respect to the Class B and Class C shares of the Select Equity Fund, at the end of the relevant periods, the entire amount was redeemed and the appropriate CDSC, if any, was deducted. Investors should note that this performance may not be representative of the Funds' total returns in longer market cycles.

          Although total return is calculated in a separate manner for each class of shares, under certain circumstances, performance information for a class may include performance information of another class with an earlier inception date.

          The average annual total returns for the Common shares of the following Funds for the periods ended August 31, 2002 were as follows:

                                                                          SINCE
                                         5 YEAR          10 YEAR        INCEPTION
FUND                     1 YEAR       (ANNUALIZED)     (ANNUALIZED)    (ANNUALIZED)    INCEPTION DATE
----                     ------       ------------     ------------    ------------    --------------
Global Technology       -34.73%           6.46%             N/A            8.26%          12/04/96
Municipal Bond            5.56%            N/A              N/A            5.49%          10/30/98
Select Equity           -20.21%            N/A              N/A            0.31%          10/30/98

          The aggregate total returns for the Common shares of the following Funds for the periods ended August 31, 2002 since inception were as follows:

FUND                       AGGREGATE RETURN            INCEPTION DATE
----                       ----------------            --------------
Global Technology               57.75%                    12/04/96
Municipal Bond                  22.78%                    10/30/98
Select Equity                    1.18%                    10/30/98

          Because the Class A shares of Global Technology, Municipal Bond and Select Equity Funds and the Class B and Class C shares of Select Equity Fund do not have a full calendar year of performance, performance for these classes is not presented.

          Performance information provided above for the Funds reflects the performance of the Common Class shares. The performance information provided above has not been restated to adjust for expense waivers and/or reimbursements. Had these expense adjustments been made, the performance information shown above would have been lower.



          The Funds may also from time to time include in advertising an aggregate total return figure or a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Inc., CDA/Wiesenberger Investment Technologies, Inc. or Wiesenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, as appropriate, a Fund may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. The Funds do not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Funds will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          YIELD

          Certain Funds may advertise a 30-day (or one month) yield. Such yields are calculated separately for each class of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                            2[(a - b + 1)(POWER OF 6) - 1)
                    YIELD =    -----
                                cd

Where:    a =    dividends and interest earned by a Fund during the
                 period;

          b =    expenses accrued for the period (net of
                 reimbursements);

          c = average daily number of shares outstanding during the period, entitled to receive dividends; and

          d = maximum offering price per share on the last day of the period.

          For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

          With respect to receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or (b) not to amortize discount or premium on the remaining security.

          Based on the foregoing calculation, the yields for the Common and Class A shares of Municipal Bond Fund for the 30-day period ended August 31, 2002 were 3.08% and 3.00%, respectively.

          TAX-EQUIVALENT YIELD - MUNICIPAL BOND FUND

          Tax-equivalent yield is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 30-day (or one month) period assuming semiannual compounding of income. Tax-equivalent yield is calculated by dividing that portion of the Fund's yield (as computed in the yield description above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

                          TAXPAYERS WITH AN            WOULD NEED TO          TO RECEIVE AFTER-TAX
                          EFFECTIVE COMBINED           EARN A TAXABLE         INCOME EQUAL TO THE        FOR THE 30-DAY
                          MARGINAL TAX RATE OF:        YIELD OF:              TAX-FREE YIELD OF:         PERIOD ENDED
                          ---------------------        --------------         --------------------       --------------
Municipal Bond            39.6%                        3.40%                  2.80%                      8/31/02
Fund - Common
Class

Municipal Bond            39.6%                        3.18%                  2.58%                      8/31/02
Fund - Class A

          If the Fund's fees or expenses are being waived or reimbursed by CSAM, the Fund may also advertise performance information before and after the effect of the fee waiver or expenses reimbursement.

TAX EQUIVALENT YIELDS
2002

    TAXABLE INCOME           EFFECTIVE        TAXABLE INCOME         EFFECTIVE FEDERAL
        SINGLE             FEDERAL RATE            JOINT                   RATE
    --------------         ------------       --------------         -----------------
    $27,950-67,700            27.00%          $46,701-$112,850            27.00%

    67,701-141,250            30.00%         $112,851-$171,950            30.00%

   141,251-307,050            35.00%         $171,951-$307,050            35.00%

      Over 307,050            39.60%             Over $307,050            38.60%

        IF YOUR COMBINED FEDERAL AND STATE EFFECTIVE TAX RATE IN 2002 IS:

                    30.87%     33.71%     38.45%      41.85%

TO MATCH THESE
TAX-FREE YIELDS:    YOUR TAXABLE INVESTMENT WOULD HAVE TO EARN THE FOLLOWING YIELD:
          2.00%          2.89%           3.02%             3.25%          3.44%

                                       89

          3.00%          4.34%           4.53%             4.87%          5.16%
          4.00%          5.79%           6.03%             6.50%          6.88%
          5.00%          7.23%           7.54%             8.12%          8.60%
          6.00%          8.68%           9.05%             9.75%         10.32%
          7.00%         10.13%          10.56%            11.37%         12.04%
          8.00%         11.57%          12.07%            13.06%         13.76%
          9.00%         13.02%          13.58%            14.62%         15.48%

          Please note:

1)   This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

          AFTER-TAX RETURN

          From time to time the Funds may include after-tax performance information in advertisements. To the extent the Funds include such information, it will be computed according to the following formulas:

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

                           P(1 + T)(POWER OF n) = ATV(D)

Where: P      =  a hypothetical initial payment of $1,000.

       T      =  average annual total return (after taxes on distributions).

       n      =  number of years.

       ATV(D) = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

          The average annual total returns (after taxes on distributions) for each Fund's Common shares for the periods ended August 31, 2002 were as follows:

       FUND          1 YEAR         3 YEAR        5 YEAR       10 YEAR          SINCE INCEPTION
------------------------------------------------------------------------------------------------------
Global Technology    -34.73%        -21.57%        5.12%         N/A          7.07%       12/4/96

                                       90

Municipal Bond         4.64%          6.95%        5.37%         N/A          4.97%       10/30/98

Select Equity        -20.26%        -11.21%         N/A          N/A         -3.19%       10/30/98

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTION AND REDEMPTIONS)

                         P(1 + T)(POWER OF n) = ATV(DR)

Where: P    =  a hypothetical initial payment of $1,000.

       T    =  average annual total return (after taxes on distributions and redemption).

       n    =  number of years.

       ATV(DR)= ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year (or fractional portion thereof), after taxes on fund distributions and redemption.

          The average annual total returns (after taxes on distributions and redemptions of Fund shares) for each Fund's Common shares for the periods ended August 31, 2002 were as follows:

       FUND          1 YEAR       3 YEAR      5 YEAR     10 YEAR        SINCE INCEPTION
--------------------------------------------------------------------------------------------
Global Technology    -21.32%      -15.77%      5.26%       N/A        6.80%        12/4/96

Municipal Bond         5.46%        6.64%      5.32%       N/A        5.01%       10/30/98

Select Equity        -12.37%       -6.83%       N/A        N/A       -0.84%       10/30/98

          The performance of each Fund's shares will vary from time to time depending upon market conditions, the composition of that Fund's portfolio and operating expenses allocable to it. As described above, total return and yield are based on historical earnings and are not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, each Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by financial representatives directly to their customers in connection with investments in Fund shares are not reflected in the Fund's performance figures and such fees, if charged, will reduce the actual return received by customers on their investments.

          In addition, reference may be made in advertising a class of Fund shares to opinions of Wall Street economists and analysts regarding economic cycle and their effects historically on the performance of small companies, both as a class and relative to other investments. A Fund may also discuss its beta, or volatility relative to the market, and make reference to its relative performance in various market cycles in the United States.

          Each Fund may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper or similar investment services that monitor the performance of mutual funds; (ii) the MSCI All Country World Free Growth Index (for Global Technology Fund), Standard & Poor's 500 Index (for Select Equity
Fund) and Lehman Brothers Municipal Bond Index (for Municipal Bond Fund); or
(iii) other appropriate indexes of investment securities or with data developed by CSAM derived from such indexes. Each Fund may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications such as BARRON'S, BUSINESS WEEK, FINANCIAL TIMES, FORBES, FORTUNE, INC. INSTITUTIONAL INVESTOR, INVESTOR'S BUSINESS DAILY, MONEY, MORNINGSTAR, MUTUAL FUND MAGAZINE, SMARTMONEY, THE WALL STREET JOURNAL and WORTH. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time period. In addition, the Fund may from time to time compare the expense ratio of each class of its shares to those of investment companies with similar objectives and policies, based on data generated by Lipper or similar investment services that monitor mutual funds.

          In reports or other communications to investors or in advertising, the Funds may also describe the general biography or work experience of their portfolio managers describing approaches taken in managing the Funds' investments, research methodology underlying stock selection or the Fund's investment objectives. In addition, each Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Fund with respect to relevant market industry benchmarks. The Funds may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

          PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, 2100 Market Street, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund. The financial statements that are incorporated by reference in this Statement of Additional Information have been audited by PwC, and have been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

          Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as counsel for each Fund and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS

          As of November 15, 2002, the names, address and percentage of ownership of each person that owns of record 5% or more of a class of each Fund's outstanding shares were as follows:

                                                                                                   PERCENT
                                                                                                 OWNED AS OF
                  FUND                                    NAME AND ADDRESS                    NOVEMBER 15, 2002
                  ----                                    ----------------                    -----------------
           GLOBAL TECHNOLOGY -              National Financial SVCS Corp.                           15.38%
              COMMON CLASS                  FBO Customers
                                            Church St. Station
                                            PO Box 3908
                                            New York, NY 10008-3908

                                            Charles Schwab & Co.                                    35.33%
                                            Special Custody Account for the Exclusive
                                            Benefit of Customers
                                            101 Montgomery St.
                                            San Francisco, CA 94104-4122

             MUNICIPAL BOND -               Charles Schwab & Co.                                     5.60%
              COMMON CLASS                  Special Custody Account for the Exclusive
                                            Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St.
                                            San Francisco, CA 94104-4122

                                            Howard T. Hallowell III                                 17.27%
                                            PO Box 18298
                                            Rochester, NY 14618-0298

                 CLASS A                    American Enterprise Investment SVCS                      5.31%
                                            FBO 211369571
                                            PO Box 9446
                                            Minneapolis, MN 55440-9446

                                            Merrill Lynch Pierce Fenner & Smith Inc.*               13.68%
                                            Building 1 Team A FL 2
                                            4800 Deer Lake Drive East
                                            Jacksonville, FL 32246-6486

                                            Donaldson Lufkin Jenrette*                              65.49%
                                            Securities Corporation Inc.
                                            PO Box 2052
                                            Jersey City, NJ 07303-2052

             SELECT EQUITY -
              COMMON CLASS
                                            Ocean View Memorial Foundation                           9.11%
                                            PO Box 1366
                                            Myrtle Beach, SC 29578-1366

                                       93

                                                                                                   PERCENT
                                                                                                 OWNED AS OF
                  FUND                                    NAME AND ADDRESS                    NOVEMBER 15, 2002
                  ----                                    ----------------                    -----------------
                                            Merrill Lynch Pierce Fenner & Smith Inc.*               15.97%
                                            Building 1 Team A FL 2
                                            4800 Deer Lake Drive East
                                            Jacksonville, FL 32246-6486

                                            Charles Schwab & Co.                                    16.93%
                                            Special Custody Account for the Exclusive
                                            Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St.
                                            San Francisco, CA 94104-4122

                 CLASS A                    American Enterprise Investment SVCS                      5.02%
                                            FBO 195099591
                                            PO Box 9446
                                            Minneapolis, MN 55440-9446

                                            Merrill Lynch Pierce Fenner & Smith Inc.*                5.73%
                                            Building 1 Team A FL 2
                                            4800 Deer Lake Drive East
                                            Jacksonville, FL 32246-6486

                                            American Enterprise Investment SVCS                     13.34%
                                            FBO 124831371
                                            PO Box 9446
                                            Minneapolis, MN 55440-9446

                                            Donaldson Lufkin Jenrette*                              34.86%
                                            Securities Corporation Inc.
                                            PO Box 2052
                                            Jersey City, NJ 07303-2052

                 CLASS B                    American Enterprise Investment SVCS                      5.28%
                                            FBO 215024971
                                            PO Box 9446
                                            Minneapolis, MN 55440-9446

                                            American Enterprise Investment SVCS                      5.44%
                                            FBO 215527651
                                            PO Box 9446
                                            Minneapolis, MN 55440-9446

                                            Merrill Lynch Pierce Fenner & Smith Inc.*                6.06%
                                            Building 1 Team A FL 2
                                            4800 Deer Lake Drive East
                                            Jacksonville, FL 32246-6486

                                            Donaldson Lufkin Jenrette*                              59.68%
                                            Securities Corporation Inc.
                                            PO Box 2052
                                            Jersey City, NJ 07303-2052

                                       94

                                                                                                   PERCENT
                                                                                                 OWNED AS OF
                  FUND                                    NAME AND ADDRESS                    NOVEMBER 15, 2002
                  ----                                    ----------------                    -----------------
                 CLASS C

                                            American Enterprise Investment SVCS                      5.19%
                                            FBO 163567841
                                            PO Box 9446
                                            Minneapolis, MN 55440-9446

                                            Merrill Lynch Pierce Fenner & Smith Inc.*                5.68%
                                            Building 1 Team A FL 2
                                            4800 Deer Lake Drive East
                                            Jacksonville, FL 32246-6486

                                            Donaldson Lufkin Jenrette*                              53.45%
                                            Securities Corporation Inc.
                                            PO Box 2052
                                            Jersey City, NJ 07303-2052

* The Fund does not believe that these entities are the beneficial owners of the shares held of record by them.

                              FINANCIAL STATEMENTS

          Each Fund's audited ANNUAL REPORT(S) for the classes of shares it makes available, which either accompanies this STATEMENT OF ADDITIONAL INFORMATION or has previously been provided to the investor to whom this STATEMENT OF ADDITIONAL INFORMATION is being sent, is incorporated herein by reference. Each Fund will furnish without charge a copy of the annual and semi-annual reports upon request by calling Credit Suisse Funds at 800-927-2874.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

          Commercial paper rated A-1 by Standard and Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

CORPORATE BOND RATINGS

          The following summarizes the ratings used by S&P for corporate bonds:

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

          BB, B and CCC - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

          B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

          CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

          CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

          To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

          D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          The following summarizes the ratings used by Moody's for corporate bonds:

          Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

          Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

MUNICIPAL NOTE RATINGS

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - This designation denotes speculative quality and lack of margins of protection.

          Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                       STATEMENT OF ADDITIONAL INFORMATION

                                 AUGUST 22, 2003

--------------------------------------------------------------------------------

                     Class A, B, C and Common Shares of the

                       CREDIT SUISSE SMALL CAP VALUE FUND

                 Class A, B, C, Common and Advisor Shares of the

                       CREDIT SUISSE LARGE CAP VALUE FUND

                     Class A, B, C and Common Shares of the

                        CREDIT SUISSE TAX EFFICIENT FUND

                  This combined Statement of Additional Information provides information about the Credit Suisse Tax Efficient Fund (the "Tax Efficient Fund"), the Credit Suisse Large Cap Value Fund (the "Large Cap Value Fund") and the Credit Suisse Small Cap Value Fund (the "Small Cap Value Fund") (each a "Fund," and together, the "Funds") that supplements information contained in (i) the Prospectus for the Common Shares of the Small Cap Value Fund, dated February 28, 2003; (ii) the Prospectus for the Advisor Shares of the Large Cap Value Fund dated February 28, 2003; (iii) the Prospectus for the Class A, Class B and Class C shares of the Small Cap Value Fund, Tax Efficient Fund and Large Cap Value Fund, dated February 28, 2003; and (iv) the Prospectus for the Common Shares of the Large Cap Value Fund and Tax Efficient Fund, dated August 22, 2003, each as amended or supplemented from time to time (together the "Prospectuses"), and is incorporated by reference in its entirety into those Prospectuses.

                  Each Fund's audited Annual Report, dated October 31, 2002, and the unaudited Semi-Annual Report of the Large Cap Value and Tax Efficient Funds, dated April 30, 2003, which either accompany this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, as relevant to the particular investor, is incorporated herein by reference.

                  This Statement of Additional Information is not itself a prospectus. Copies of the Prospectuses, Annual Reports, Semi-Annual Reports and information regarding each Fund's current performance may be obtained by writing or telephoning:

Class A, Class B, Class C and Common Shares                Advisor Shares
-------------------------------------------                --------------

            Credit Suisse Funds                         Credit Suisse Funds
              P.O. Box 55030                               P.O. Box 55030
           Boston, MA 02205-5030                       Boston, MA 02205-5030
              (800) 927-2874                        Attn: Institutional Services
                                                           (800) 222-8977



                                TABLE OF CONTENTS

                                                                                               PAGE
    Options on Securities and Securities Indices and Currency Transactions.......................2
             Securities Options..................................................................2
             Securities Index Options............................................................5
             OTC Options.........................................................................5
    Currency Exchange Transactions...............................................................6
             Forward Currency Contracts..........................................................6
             Currency Options....................................................................7
             Currency Hedging....................................................................7
    Futures Activities...........................................................................8
             Futures Contracts...................................................................8
             Options on Futures Contracts........................................................9
    Hedging Generally............................................................................9
             Asset Coverage for Forward Contracts, Options, Futures and Options on Futures......11
    Foreign Investments.........................................................................11
             Foreign Currency Exchange..........................................................12
             Information........................................................................12
             Political Instability..............................................................12
             Foreign Markets....................................................................12
             Increased Expenses.................................................................13
             Privatizations.....................................................................13
             Foreign Debt Securities............................................................13
             Sovereign Debt.....................................................................13
             Brady Bonds........................................................................15
             Depositary Receipts................................................................15
    U.S. Government Securities..................................................................16
    Money Market Obligations....................................................................16
    Repurchase Agreements.......................................................................17
    Debt Securities.............................................................................17
    Convertible Securities......................................................................18
    Temporary Defensive Strategies..............................................................18
    Securities of Other Investment Companies....................................................19
    Lending of Portfolio Securities.............................................................19
    When-Issued Securities, Delayed-Delivery Transactions and Forward Commitments...............20
    Short Sales.................................................................................20
    Short Sales "Against the Box"...............................................................21
    Reverse Repurchase Agreements...............................................................22
    Warrants....................................................................................22
    Non-Publicly Traded and Illiquid Securities.................................................23
             Rule 144A Securities...............................................................24
    Interest Only and Principal Only Instruments................................................24
    Borrowing...................................................................................24



    Small Capitalization and Emerging Growth Companies; Unseasoned Issuers......................24
    "Special Situation" Companies...............................................................25
INVESTMENT RESTRICTIONS.........................................................................25
PORTFOLIO VALUATION.............................................................................27
PORTFOLIO TRANSACTIONS..........................................................................29
PORTFOLIO TURNOVER..............................................................................31
MANAGEMENT OF THE FUNDS.........................................................................32
    Officers and Boards of Trustees.............................................................32
    Ownership in Securities of the Funds and Fund Complex.......................................40
    Committees and Meetings of Trustees.........................................................42
    Trustees' Total Compensation for Fiscal Year Ended October 31, 2002.........................43
    Advisory Agreements.........................................................................43
    Advisory Fees Paid to CSAM or to CSAM's Predecessor, DLJAM..................................45
    Board Approval of Advisory Agreements.......................................................46
    Administration Agreements...................................................................47
    Code of Ethics..............................................................................48
    Custodian and Transfer Agent................................................................49
    Distribution and Shareholder Servicing......................................................49
    Common Shares...............................................................................49
    Advisor Shares..............................................................................51
    Class A, Class B and Class C Shares.........................................................52
    Organization of the Funds...................................................................54
    General.....................................................................................56
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..................................................57
    Common Class Shares.........................................................................57
    Class A Shares, Class B Shares and Class C Shares...........................................57
    Initial Sales Charges Waivers...............................................................59
    Redemptions.................................................................................60
    General.....................................................................................60
    Automatic Cash Withdrawal Plan..............................................................60
    Special Provisions Applicable to Each Fund's Class B and Class C Shares Only................61
    Contingent Deferred Sales Charge - General..................................................61
EXCHANGE PRIVILEGE..............................................................................62
ADDITIONAL INFORMATION CONCERNING TAXES.........................................................62
    The Funds and Their Investments.............................................................63
          Special Tax Considerations............................................................64
              Options...........................................................................65
              Straddles.........................................................................65
              Foreign Currency Transactions.....................................................66
DETERMINATION OF PERFORMANCE....................................................................70
          Average Annual Total Returns..........................................................70
          After-Tax Return......................................................................74
INDEPENDENT ACCOUNTANTS AND COUNSEL.............................................................78
MISCELLANEOUS...................................................................................78

                                       ii


FINANCIAL STATEMENTS............................................................................80
APPENDIX.......................................................................................A-1

                       INVESTMENT OBJECTIVES AND POLICIES

                  The following policies supplement the descriptions of each Fund's investment objective and policies in the Prospectuses. There are no assurances that the Funds will achieve their investment objectives.

                  The investment objective of the Tax Efficient Fund is long-term capital appreciation on an after tax basis. The Tax Efficient Fund's investment objective is non-fundamental, which means that it may be changed by the Board of Trustees without shareholder approval.

                  The investment objective of the Large Cap Value Fund is long-term capital appreciation and continuity of income. The Large Cap Value Fund's investment objective is non-fundamental, which means that it may be changed by the Board of Trustees without shareholder approval.

                  The investment objective of the Small Cap Value Fund is a high level of growth of capital. The Small Cap Value Fund's investment objective is fundamental, which means it can only be changed by shareholders.

                  The Tax Efficient Fund will invest, under normal market conditions, at least 80% of net assets plus any borrowings for investment purposes in equity securities of U.S. "blue chip" companies. Blue chip companies are those companies which, at the time of purchase, are represented in the S&P 500 Index. The Tax Efficient Fund has an explicit investment strategy of seeking to reduce, though not eliminate, taxable distributions to shareholders. The practices used to achieve this strategy include offsetting gains realized in one security by selling another security at a capital loss, limiting sales of securities that result in capital gains and holding securities long enough to avoid higher short-term capital tax gains rates. However, gains may be realized when the Fund believes the risk of holding a security outweighs tax considerations.

                  The Large Cap Value Fund will invest, under normal market conditions, at least 80% of net assets plus any borrowings for investment purposes in equity securities of U.S. companies with large market capitalizations. The Large Cap Value Fund considers a large company to be one whose market capitalization is equal to or greater than the smallest company in the Russell 1000 Index.

                  The Small Cap Value Fund will invest, under normal market conditions, at least 80% of net assets plus any borrowings for investment purposes in equity securities of small U.S. companies that appear to be undervalued. "Small cap" companies, for the purposes of this Fund, are considered to be companies whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index.

                  The Funds' 80% investment policies are non-fundamental and may be changed by the Board of Trustees upon 60 days' notice to shareholders of the applicable Fund.

                  Unless otherwise indicated, all of the Funds are permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. The Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available in the future.

                  OPTIONS GENERALLY. The Funds may purchase and write (sell) options on securities, securities indices and currencies for both hedging purposes and to increase total return, which may involve speculation, subject to the limitations set forth below.

                  Options on Securities and Securities Indices and Currency Transactions. The Tax Efficient Fund and the Large Cap Value Fund may write covered calls on securities or securities indices for purposes of hedging against a decline in the value of the respective portfolio securities. The Small Cap Value Fund may write covered calls, purchase calls, purchase put options and write covered put options on securities and securities indices both for hedging and return enhancement purposes. The Small Cap Value Fund may also seek to increase its return or to hedge all or a portion of its portfolio investments through the use of financial instruments, such as financial futures contracts and options thereon. The International Fund may purchase and sell call and put options, including securities index options. The International Fund may also purchase and sell financial futures contracts and options thereon, which are traded on a commodities exchange or board of trade for certain hedging, return enhancement, and risk management purposes.

                  Neither the Tax Efficient Fund nor the Large Cap Value Fund may write a covered call option if, as a result thereof, the aggregate value of such Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or the market value of the underlying securities) or the amount deposited in a segregated account would exceed 5% of such Fund's total assets. The Small Cap Value Fund may not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of its total assets.

                  Securities Options. Each Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

                  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of fund securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

                  The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Fund that writes call options retains the risk of an increase in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

                  If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

                  In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

                  Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if a Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund may compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

                  Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Funds may write (i) in-the-money call options when Credit Suisse Asset Management, LLC, the Funds' investment adviser ("CSAM" or the "Adviser"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when CSAM expects that the price of the underlying security will remain flat or advance moderately during the option period and
(iii) out-of-the-money call options when CSAM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

                  Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or, if permissible, written, respectively, of options of the same series) in which a Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as a result of the transaction. So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

                  There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Funds, however, intend to purchase OTC options only from dealers whose debt securities, as determined by CSAM, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

                  Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class, which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds, a Fund and other clients of CSAM and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options a Fund will be able to purchase on a particular security.

                   Securities Index Options. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

                  Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

                  OTC Options. The Small Cap Value Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

                  Each Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

                  Exchange traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Funds will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

                   CURRENCY EXCHANGE TRANSACTIONS. The value in U.S. dollars of the assets of a Fund that are invested in foreign securities may be affected favorably or unfavorably by changes in a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market,
(ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. Risks associated with currency forward contracts and purchasing currency options are similar to those described herein for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.

                  Each Fund may engage in currency exchange transactions for both hedging purposes and to increase total return.

                  Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

                  At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

                  Forward currency contracts are highly volatile, and a relatively small price movement in forward currency contract may result in substantial losses to a Fund. To the extent the Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (e.g., through the use of hedging transactions).

                  Currency Options. The Small Cap Value Fund may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

                  Currency Hedging. The Funds' currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

                  A decline in the U.S. dollar value of a foreign currency in which the Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the foreign currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

                  While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

                  FUTURES ACTIVITIES. The Small Cap Value Fund may seek to increase its return or to hedge all or a portion of its portfolio investments through the use of financial instruments currently or hereafter available, such as financial futures contracts and options thereon. The International Fund may also purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for hedging and risk management purposes and to enhance gains as permitted by the Commodity Futures Trading Commission (the "CFTC"). These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

                  These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of a Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

                  Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

                  No consideration is paid or received by a Fund upon entering into a futures contract. Instead, the Fund is required to segregate with its custodian an amount of cash or securities acceptable to the broker, such as U.S. government securities or other liquid high-grade debt obligations, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Funds will also incur brokerage costs in connection with entering into futures transactions.

                  At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Funds may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund's performance.

                  Options on Futures Contracts. An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

                   HEDGING GENERALLY. In addition to entering into options, futures and currency transactions for other purposes, including generating current income to offset expenses or increase return, a Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction to the portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Small Cap Value Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

                  In hedging transactions based on an index, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the securities market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by CSAM still may not result in a successful hedging transaction.

                  Each Fund will engage in hedging transactions only when deemed advisable by CSAM, and successful use by the Funds of hedging transactions will be subject to CSAM's ability to predict trends in currencies, interest rates or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

                  To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and a Fund may be unable to close out a position without incurring substantial losses, if at all. The Funds are also subject to the risk of a default by a counterparty to an off-exchange transaction.

                  Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. Each Fund will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of forward currency contracts; options written by the Funds on currencies, securities and securities indices; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by a Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                  For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities subject to the call without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price. A Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If a Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Funds may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

                   FOREIGN INVESTMENTS. The Small Cap Value Fund may invest up to 20% of the value of its net assets in securities of issuers doing business primarily outside the U.S. or domiciled outside the U.S. ("foreign securities"). The Tax Efficient Fund and the Large Cap Value Fund may each invest up to 10% of its total assets in foreign securities. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, foreign investments by the Funds are subject to the risk that natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Natural disaster risks are, of course, not limited to foreign investments and may apply to a Fund's domestic investments as well. Each

Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

                  Foreign Currency Exchange. Since each Fund may invest in securities denominated in currencies other than the U.S. dollar, and since a Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, each Fund's investments in foreign companies may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by a Fund with respect to its foreign investments. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the valuation of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Exchange Transactions" and "Futures Activities" above.

                   Information. Many of the foreign securities held by the Funds will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about these securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

                   Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

                   Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold, which may result in increased exposure to market and foreign exchange fluctuation and increased liquidity.

                    Increased Expenses. The operating expenses of a Fund, to the extent it invests in foreign securities, can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the expenses of the Fund associated with foreign investing, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

                     Privatizations. All of the Funds may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Funds, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

                   Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

                  The foreign government securities in which a Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.

                  Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the euro, the new single currency for eleven Economic and Monetary Union member states. The euro represents specified amounts of the currencies of certain member states of the Economic and Monetary Union and was introduced on January 1, 1999.

                   Sovereign Debt. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of a default. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

                  A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

                  The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While CSAM intends to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

                  Investors should also be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. Sovereign debt of issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's Investors Service ("Moody's") and the Standard and Poor's Division of The McGraw-Hill Companies, Inc. ("S&P"). Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio and calculating its net asset value. From time to time, a Fund may purchase securities not paying interest at the time acquired if, in the opinion of the Adviser, such securities have the potential for future income or capital appreciation.

                  Brady Bonds. Each Fund may invest in so-called "Brady Bonds," to the extent permitted by its other investment restrictions, which have been issued by, among other countries, Argentina, Brazil, the Dominican Republic, Mexico, Nigeria, the Philippines, Poland, and Venezuela and which may be issued by other Latin American and ex-Soviet Union countries. Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history, and are subject to, among other things, the risk of default. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and some are actively traded in the OTC secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

                  Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

                  Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

                  Depositary Receipts. Assets of the Funds may be invested in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), instruments that evidence ownership of underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depository Receipts) are issued in Europe and IDRs (sometimes referred to as Global Depositary Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies. The risks associated with investing in securities of non-U.S. issuers are generally heightened for investments in securities of issuers in emerging markets. For purposes of the Funds' investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

                  ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

                  Emerging Markets. Each of the Funds may, to the extent permitted by its percentage restriction in foreign securities, invest in securities of issuers located in less developed countries considered to be "emerging markets." Investing in securities of issuers located in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

                  U.S. GOVERNMENT SECURITIES. The obligations issued or guaranteed by the U.S. government in which the Funds may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

                  Other U.S. government securities in which the Funds may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Each Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

                 MONEY MARKET OBLIGATIONS. Each of the Funds is authorized to invest in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations. Money market instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign, domestic savings and loans and similar institutions) that are high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

                  REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with respect to marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). The Funds may enter into repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. CSAM monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940 (the "1940 Act").

                  DEBT SECURITIES. Each Fund may invest up to 20% of its net assets in investment grade fixed-income securities. The interest income to be derived may be considered as one factor in selecting debt securities for investment by CSAM. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital growth when interest rates are expected to decline. The success of such a strategy is dependent upon CSAM's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

                  Moody's and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in Appendix A to this Statement of Additional Information.

                  Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security's rating. Subsequent to a security's purchase by a Fund, it may cease to be rated or it may be downgraded. Neither event will require the sale of such securities, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the security. The Adviser may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

                  The interest income to be derived may be considered as one factor in selecting debt securities for investment by CSAM. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon CSAM's ability to accurately forecast changes in interest rates. The market value of debt obligations may be expected to vary depending upon, among other factors, interest rates, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

                  A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by CSAM. Moody's considers debt securities rated Baa (its lowest investment grade rating) to have speculative characteristics. Investors should be aware that ratings are relative and subjective and not absolute standards of quality. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether the Fund should continue to hold the securities.

                  CONVERTIBLE SECURITIES. Convertible securities in which a Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether the Fund should continue to hold the securities.

                  TEMPORARY DEFENSIVE STRATEGIES. The Tax Efficient Fund reserves the right, when the Adviser determines it appropriate, to invest in investment grade short-term fixed-income securities and other investment grade debt securities, enter into repurchase agreements and hold cash for temporary defensive purposes.

                  SECURITIES OF OTHER INVESTMENT COMPANIES. The Large Cap Value and Tax Efficient Funds may invest in securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order. Presently, under the 1940 Act, each Fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

                  LENDING OF PORTFOLIO SECURITIES. Each Fund may each seek to receive or increase income by lending their respective portfolio securities. Each Fund will have the right to call such loans and obtain the securities loaned at any time on five days notice. Loans of portfolio securities will be collateralized by cash or liquid securities, which are segregated at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund involved. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "finder."

                  By lending its securities, a Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Although the generation of income is not an investment objective of the Funds, income received could be used to pay a Fund's expenses and would increase an investor's total return. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least the applicable percentage of cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Funds to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Any loans of a Fund's securities will be fully collateralized and marked to market daily.

                  The Funds and CSAM have received an order of exemption (the "Order") from the Securities and Exchange Commission to permit Credit Suisse First Boston ("CSFB") to act as lending agent for the Funds, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB from borrowers and other uninvested cash amounts in certain money market funds advised by CSAM ("Investment Funds"). The Order contains a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions include percentage limitations on the amount of a Fund's assets that may be invested in the Investment Funds, restrictions on the Investment Funds' ability to collect sales charges and certain other fees, and a requirement that each fund that invests in the Investment Funds will do so at the same price as each other Fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.

                 WHEN-ISSUED SECURITIES, DELAYED-DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. Each Fund may purchase securities on a when-issued basis or on a forward commitment basis, and it may purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). Each Fund engages in when-issued purchases and forward commitments in furtherance of its investment objectives.

                  In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30 to 45 days after the transaction. The Funds will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if the Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. Each Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

                  When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Funds' incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                  SHORT SALES. The Small Cap Value Fund may from time to time sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The Small Cap Value Fund may engage in short sales to a limited extent.

                  To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

                  The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified sub-custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

                  SHORT SALES "AGAINST THE BOX". Each Fund may enter into short sales "against the box." No more than 10% of each Fund's net assets (taken at the then current market value) may be held as collateral for such sales at any one time. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain without additional cost an equal amount of the security being sold short. It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will continue to segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

                  A Fund may make a short sale as a hedge when it believes that the price of a security may decline and cause a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Funds will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to the Funds that effect short sales against the box.

                  If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Funds may effect short sales.

                  REVERSE REPURCHASE AGREEMENTS. The Tax Efficient Fund and Small Cap Value Funds may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will segregate cash or liquid securities in an account with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked to market directly and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or Fund securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements that are accounted for as financings are considered to be borrowings under the 1940 Act.

                  WARRANTS. The Tax Efficient Fund and the Small Cap Value Fund may invest up to 5% of their respective total assets in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. A Fund may invest in warrants to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

                  Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights except for the right to purchase the underlying security.

                  NON-PUBLICLY TRADED AND ILLIQUID SECURITIES. The Tax Efficient Fund and the Large Cap Value Fund may invest in restricted securities and may invest in other assets having no ready market if such purchases at the time thereof would not cause more than 10% of the value of the Fund's net assets to be invested in assets which are not readily marketable. The Small Cap Value Fund may invest up to 15% of its net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

                  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

                  Non-publicly traded securities (including Rule 144A Securities, discussed below) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Fund's investment in illiquid securities is subject to the risk that should such Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of such Fund's net assets could be adversely affected.

                  Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. CSAM anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD, Inc.

                  An investment in Rule 144A Securities will be considered illiquid and therefore subject to each Fund's limit on the purchase of illiquid securities unless the Board or its delegates determine that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

                  Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Funds. The Board has adopted guidelines and delegated to CSAM the daily function of determining and monitoring the illiquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for liquidity determinations.

                  INTEREST ONLY AND PRINCIPAL ONLY INSTRUMENTS. The Small Cap Value Fund may invest in securities representing interests in a pool of mortgages or other assets the cash flow of which has been separated into its interest and principal components, commonly known as "IOs" (interest only) and "POs" (principal only). IOs and POs issued by parties other than agencies or instrumentalities of the U.S. Government are considered, under current guidelines of the staff of the SEC, to be illiquid securities.

                  BORROWING. Each Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities or for other purposes. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Funds expect that some of their borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable sub-custodian, which may include the lender.

                  SMALL CAPITALIZATION AND EMERGING GROWTH COMPANIES; UNSEASONED ISSUERS. At least 80% of the Small Cap Value Fund's net assets, plus any borrowings for investment purposes, will be invested in equity securities of small market capitalization companies, which for the purposes of this Fund, are those companies whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies. Investments in small- and medium-sized and emerging growth companies and companies with continuous operations of less than three years ("unseasoned issuers"), which may include foreign securities, involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones.

                  "SPECIAL SITUATION" COMPANIES. The Small Cap Value Fund may invest in securities of companies in special situations, that is, in securities the values of which may be affected by particular developments unrelated to business conditions generally, and which may fluctuate without relation to general market trends. "Special situation" companies are involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, may provide an attractive investment opportunity. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Although investing in securities of small- and medium-sized and emerging growth companies, unseasoned issuers or issuers in "special situations" offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies.

                             INVESTMENT RESTRICTIONS

                  The fundamental investment limitations of each Fund may not be changed without the affirmative vote of the holders of a majority of the relevant Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     The investment limitations numbered 1 through 10 are Fundamental Restrictions. Investment limitations 11 through 13 may be changed by a vote of the Board at any time.

     Each Fund may not:

     1. Purchase the securities of any one issuer other than the United States Government or any of its agencies or instrumentalities if immediately after such purchase more than 5% of the value of the Fund's assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

     2. Invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that, for purposes of this policy, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries, and provided further, that there is no limitation for the Small Cap Value Fund or the Large Cap Value Fund in respect of investments in U.S. Government Securities or, for the Small Cap Value Fund, in municipal bonds (including industrial development bonds). A Fund may be deemed to be concentrated to the extent that it invests more than 25% of its total assets in taxable municipal securities issued by a single issuer;

     3. Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act;

     4. Borrow money, except to the extent permitted under the 1940 Act;

     5. Act as an underwriter of securities of other issuers, except that a Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Funds or the Advisor might be deemed to be an underwriter for purposes of the Securities Act of 1933 and except, with respect to the Small Cap Value Fund, to the extent that in connection with the disposition of portfolio securities such Fund may be deemed to be an underwriter;

     6. Invest more than 10% of the value of its net assets in the aggregate in restricted securities or other instruments not having a ready market, including repurchase agreements not terminable within seven days. Securities freely saleable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission ("Rule 144A Securities") are not considered to be subject to legal restrictions on transfer and may be considered liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board of Trustees will monitor their liquidity. Restricted securities will be valued in such manner as the Trustees of Credit Suisse Capital Funds in good faith deem appropriate to reflect their value;

     7. With respect to the Tax Efficient Fund and the Large Cap Value Fund, invest more than 5% of the value of its total assets at the time an investment is made in the non-convertible preferred stock of issuers whose non-convertible preferred stock is not readily marketable, subject to the limitation in paragraph 6;

     8. Issue any senior security within the meaning of the Investment Company Act of 1940 (except to the extent that when-issued securities transactions, forward commitments, stand-by commitments or reverse repurchase agreements may be considered senior securities and except, with respect to the Small Cap Value Fund and the Large Cap Value Fund, that the hedging transactions in which such Funds may engage and similar investment strategies are not treated as senior securities);

     9. Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

     10. Invest in commodities except that the Fund may purchase and sell futures contracts and options on futures contracts;

     11. Pledge, mortgage or hypothecate its assets except to secure permitted borrowings or as otherwise permitted under the 1940 Act; or

     12. With respect to the Small Cap Value Fund, invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations; or

     13. With respect to the Tax Efficient Fund and the Large Cap Value Fund, invest in other investment companies except to the extent permitted by the 1940 Act.

     The Funds do not consider the segregation of assets in connection with any of their investment practices to be a mortgage, pledge or hypothecation of such assets.

                               PORTFOLIO VALUATION

     The following is a description of the procedures used by each Fund in valuing its assets.

     Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board ("Pricing Service"). If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board of Directors.

                  Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of each Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

                  If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the value shall be the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation, in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price as provided by a Pricing Service at the time of valuation.

                  Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Board of each Fund. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

                  Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board of each Fund. In addition, the Board of each Fund or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

                  Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which each Fund's net asset value is not calculated. As a result, calculation of each Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S.

dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange. If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board of each Fund.

                             PORTFOLIO TRANSACTIONS

                  CSAM is responsible for establishing, reviewing and, where necessary, modifying each Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. government securities.

                  CSAM will select portfolio investments and effect transactions for the Funds. In selecting broker-dealers, CSAM does business exclusively with those broker-dealers that, in CSAM's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, CSAM will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet CSAM's standards may be higher than for execution services alone or for services that fall below CSAM's standards. CSAM believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, CSAM will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services.

                  For the fiscal year ended October 31, 2002, brokers and dealers who provided research services were paid $18,716, $10,830 and $1,700 of total brokerage commissions from the Tax Efficient Fund, Large Cap Value Fund and Small Cap Value Fund, respectively. Research received from brokers or dealers is supplemental to CSAM's own research program.

                  All orders for transactions or other services in securities or options on behalf of a Fund are placed by CSAM with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and other affiliates of Credit Suisse Group. A Fund may utilize CSAMSI or other affiliates of Credit Suisse in connection with a purchase or sale of securities when the CSAM believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

                  Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by the CSAM. Such other investment clients may invest in the same securities as a Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which CSAM believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or sold for the Funds. To the extent permitted by law, the CSAM may aggregate the securities to be sold or purchased for each Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

                  Transactions for each of the Funds may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Funds will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

                  Each Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when the CSAM, in its sole discretion, believe such practice to be otherwise in the Fund's interest.

For the past three fiscal years ended October 31, the Funds paid brokerage commissions as follows:

----------------------------- ----------------------- ----------------------
            FUND                       YEAR                COMMISSIONS

----------------------------- ----------------------- ----------------------
Tax Efficient Fund                     2000                $   126,881
                              ----------------------- ----------------------

----------------------------- ----------------------- ----------------------
            FUND                       YEAR                COMMISSIONS

----------------------------- ----------------------- ----------------------
                                       2001                $    80,478
                              ----------------------- ----------------------
                                       2002                $   122,313
----------------------------- ----------------------- ----------------------
Large Cap Value Fund                   2000                $   460,009
                              ----------------------- ----------------------
                                       2001                $   301,950
                              ----------------------- ----------------------
                                       2002                $   188,101
----------------------------- ----------------------- ----------------------
Small Cap Value Fund                   2000                $   299,222
                              ----------------------- ----------------------
                                       2001                $   215,431
                              ----------------------- ----------------------
                                       2002                $   225,292
----------------------------- ----------------------- ----------------------


                  In no instance will portfolio securities be purchased from or sold to CSAM, or Credit Suisse First Boston ("CS First Boston") or any affiliated person of such companies. In addition, a Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

                  As of October 31, 2002, the Funds held the following securities of their regular brokers or dealers:

                                                             Aggregate Value of
Fund                 Name of Securities                           the Holdings
----                 ------------------                           ------------
Tax Efficient Fund   None

Large Cap Value      State Street Bank & Trust Co             $    8,866,000
                     Euro Time Deposit 1.750% 11/1/02

Small Cap Value      State Street Bank & Trust Co             $   12,558,000
                     Euro Time Deposit 1.750% 11/1/02


                               PORTFOLIO TURNOVER

                  Each Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

                  Certain practices that may be employed by a Fund could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, a Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of a Fund may be higher than mutual funds having similar objectives that do not utilize these strategies.

                  It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer mark-ups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders.

                  For the fiscal years ended October 31, 2001 and 2002, respectively, the Tax Efficient Fund's turnover rate was 17% and 19%, the Large Cap Value Fund's turnover rate was 38% and 28% and the Small Cap Value Fund's turnover rate was 54% and 18%.

                             MANAGEMENT OF THE FUNDS

     OFFICERS AND BOARDS OF TRUSTEES

                  The business and affairs of the Funds are managed by the Board of Trustees in accordance with the laws of The Commonwealth of Massachusetts. The Trustees approve all significant agreements between the Funds and the companies that furnish services to the Funds, including agreements with the Funds' investment adviser, sub-advisers as applicable, custodian and transfer agent. The Board elects officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board.

                  The names and dates of birth of each Fund's Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.


----------------------------------- ------------- ------------- ------------------------- ----------- --------------------
                                                                                          Number of
                                                                                          Portfolios
                                                  Term of                                 in Fund
                                    Position(s)   Office1 and                             Complex     Other
                                    Held with     Length of     Principal Occupation(s)   Overseen    Directorships Held
Name, Address and Date of Birth     Fund          Time Served   During Past Five Years    by Trustee  by Trustee
----------------------------------- ------------- ------------- ------------------------- ----------- --------------------
----------------------------------- ------------- ------------- ------------------------- ----------- --------------------
INDEPENDENT TRUSTEES
----------------------------------- ------------- ------------- ------------------------- ----------- --------------------
-------------------------------------------
1    Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.


----------------------------------- ------------- ------------- ------------------------- ----------- --------------------
                                                                                          Number of
                                                                                          Portfolios
                                                  Term of                                 in Fund
                                    Position(s)   Office1 and                             Complex     Other
                                    Held with     Length of     Principal Occupation(s)   Overseen    Directorships Held
Name, Address and Date of Birth     Fund          Time Served   During Past Five Years    by Trustee  by Trustee
----------------------------------- ------------- ------------- ------------------------- ----------- --------------------
Richard H. Francis                  Trustee       Since 2001    Currently retired;        54
c/o Credit Suisse Asset                                         Executive Vice
Management, LLC                                                 President and Chief
466 Lexington Avenue                                            Financial Officer of
New York, NY  10017-3140                                        Pan Am Corporation and
                                                                Pan American World
Date of Birth:  4/23/32                                         Airways, Inc. from 1988
                                                                to 1991.
----------------------------------- ------------- ------------- ------------------------- ----------- --------------------
Jack W. Fritz                       Trustee       Since 2001    Private investor;         53          Director of Advo,
2425 North Fish Creek Road                                      Consultant and Director               Inc. (direct mail
P.O. Box 1287                                                   of Fritz Broadcasting,                advertising)
Wilson, Wyoming 83014                                           Inc. and Fritz
Date of Birth:  4/22/27                                         Communications
                                                                (developers and
                                                                operators of radio
                                                                stations) since 1987.
----------------------------------- ------------- ------------- ------------------------- ----------- --------------------
Jeffrey E. Garten                   Trustee       Since 2001    Dean of Yale School of    53          Director of Aetna,
Box 208200                                                      Management and William                Inc.; Director of
New Haven, Connecticut  06520-8200                              S. Beinecke Professor                 Calpine Energy
Date of Birth:  10/29/46                                        in the Practice of                    Corporation;
                                                                International Trade and               Director of CarMax
                                                                Finance; Undersecretary               Group (used car
                                                                of Commerce for                       dealers)
                                                                International Trade
                                                                from November 1993 to
                                                                October 1995; Professor
                                                                at Columbia University
                                                                from September 1992 to
                                                                November 1993.
----------------------------------- ------------- ------------- ------------------------- ----------- --------------------


----------------------------------- ------------- ------------- ------------------------- ----------- --------------------
                                                                                          Number of
                                                                                          Portfolios
                                                  Term of                                 in Fund
                                    Position(s)   Office1 and                             Complex     Other
                                    Held with     Length of     Principal Occupation(s)   Overseen    Directorships Held
Name, Address and Date of Birth     Fund          Time Served   During Past Five Years    by Trustee  by Trustee
----------------------------------- ------------- ------------- ------------------------- ----------- --------------------
Peter F. Krogh                      Trustee       Since 2001    Dean Emeritus and         53          Director of
301 ICC                                                         Distinguished Professor               Carlisle Companies
Georgetown University                                           of International                      Incorporated
Washington, DC 20057                                            Affairs at the Edmund                 (diversified
Date of Birth:  2/11/37                                         A. Walsh School of                    manufacturing
                                                                Foreign Service,                      company); Member
                                                                Georgetown University;                of Selection
                                                                Moderator of PBS                      Committee for
                                                                foreign affairs                       Truman Scholars
                                                                television series.                    and Henry Luce
                                                                                                      Scholars; Senior
                                                                                                      Associate of
                                                                                                      Center for Strategic
                                                                                                      and International
                                                                                                      Studies; Trustee
                                                                                                      of numerous world
                                                                                                      affairs organizations

----------------------------------- ------------- ------------- ------------------------- ----------- --------------------
James S. Pasman, Jr.                Trustee       Since 2001    Currently retired;        55          Director of
c/o Credit Suisse Asset                                         President and Chief                   Education
Management, LLC                                                 Operating Officer of                  Management Corp.
466 Lexington Avenue                                            National InterGroup,
New York, NY  10017-3140                                        Inc. (holding company)
Date of Birth:  12/20/30                                        from April 1989 to
                                                                March 1991; Chairman of
                                                                Permian Oil Co. from
                                                                April 1989 to March
                                                                1991.

----------------------------------- ------------- ------------- ------------------------- ----------- --------------------


----------------------------------- ------------- ------------- ------------------------- ----------- --------------------
                                                                                          Number of
                                                                                          Portfolios
                                                  Term of                                 in Fund
                                    Position(s)   Office1 and                             Complex     Other
                                    Held with     Length of     Principal Occupation(s)   Overseen    Directorships Held
Name, Address and Date of Birth     Fund          Time Served   During Past Five Years    by Trustee  by Trustee
----------------------------------- ------------- ------------- ------------------------- ----------- --------------------
Steven N. Rappaport                 Trustee       Since 2001    Partner of Lehigh Court   54
Lehigh Court LLC                                                LLC and RZ Capital
40 East 52nd Street,                                            (private investment
New York, New York 10022                                        firms) since July 2002;
Date of Birth:  7/10/48                                         Consultant to SunGard
                                                                Securities
                                                                Finance, Inc.
                                                                from February
                                                                2002 to July
                                                                2002; President
                                                                of SunGard
                                                                Securities
                                                                Finance Inc.,
                                                                from 2001 to
                                                                July 2002;
                                                                President of
                                                                Loanet, Inc.
                                                                (on-line
                                                                accounting
                                                                service) from
                                                                1995 to 2001;
                                                                Director,
                                                                President, North
                                                                American
                                                                Operations, and
                                                                former Executive
                                                                Vice President
                                                                from 1992 to
                                                                1993 of
                                                                Worldwide
                                                                Operations of
                                                                Metallurg Inc.
                                                                (manufacturer of
                                                                specialty metals
                                                                and alloys);
                                                                Executive Vice
                                                                President,
                                                                Telerate, Inc.
                                                                (provider of
                                                                real- time
                                                                information to
                                                                the capital
                                                                markets) from
                                                                1987 to 1992;
                                                                Partner in the
                                                                law firm of
                                                                Hartman & Craven
                                                                until 1987.

----------------------------------- ------------- ------------- ------------------------- ----------- --------------------


----------------------------------- ------------- ------------- ------------------------- ----------- --------------------
                                                                                          Number of
                                                                                          Portfolios
                                                  Term of                                 in Fund
                                    Position(s)   Office1 and                             Complex     Other
                                    Held with     Length of     Principal Occupation(s)   Overseen    Directorships Held
Name, Address and Date of Birth     Fund          Time Served   During Past Five Years    by Trustee  by Trustee
----------------------------------- ------------- ------------- ------------------------- ----------- --------------------
----------------------------------- ------------- ------------- ------------------------- ----------- --------------------
INTERESTED TRUSTEES
----------------------------------- ------------- ------------- ------------------------- ----------- --------------------
Joseph D. Gallagher2                Trustee       2003          Managing Director and     60          None
Credit Suisse Asset Management,                                 Chief Executive Officer
LLC                                                             of CSAM since 2003;
466 Lexington Avenue                                            Chief Executive Officer
New York, New York                                              and Director of Credit
10017-3140                                                      Suisse Asset Management
Date of Birth:  12/14/62                                        Limited, London,
                                                                England, from June 2000
                                                                to 2003; Director of
                                                                Credit Suisse Asset
                                                                Management Funds (UK)
                                                                Limited, London,
                                                                England, from June
                                                                2000 to 2003;
                                                                Managing Director,
                                                                Head -- Asian
                                                                Corporate Finance and
                                                                M&A's, Credit Suisse
                                                                First Boston, Hong
                                                                Kong, China, from
                                                                January 1998 to May
                                                                1999; and Director,
                                                                Head -- Asian
                                                                Corporate Finance,
                                                                Credit Suisse First
                                                                Boston, Hong Kong,
                                                                China, from October
                                                                1993 to December 1997.

----------------------------------- ------------- ------------- ------------------------- ----------- --------------------
-----------------------------------
2    Mr. Gallagher is a Trustee who is an "interested person" of the Funds as defined in the 1940 Act, because he is an officer of CSAM.



----------------------------------- ------------- ------------- ------------------------- ----------- --------------------
                                                                                          Number of
                                                                                          Portfolios
                                                  Term of                                 in Fund
                                    Position(s)   Office1 and                             Complex     Other
                                    Held with     Length of     Principal Occupation(s)   Overseen    Directorships Held
Name, Address and Date of Birth     Fund          Time Served   During Past Five Years    by Trustee  by Trustee
----------------------------------- ------------- ------------- ------------------------- ----------- --------------------
----------------------------------- ------------- ------------- ------------------------- ----------- --------------------
William W. Priest3                  Trustee       Since 2001    Co-Managing Partner,      60
Steinberg Priest & Sloane Capital                               Steinberg Priest &
Management                                                      Sloane Capital
12 East 49th Street                                             Management since March
12th Floor                                                      2001; Chairman and
New York, New York 10017                                        Managing Director of
Date of Birth:  9/24/41                                         CSAM from 2000 to
                                                                February 2001,
                                                                Chief Executive
                                                                Officer and
                                                                Managing
                                                                Director of CSAM
                                                                from 1990 to
                                                                2000.
----------------------------------- ------------- ------------- ------------------------- ----------- --------------------
OFFICERS
----------------------------------- ------------- ------------- ------------------------- ----------- --------------------
Joseph D. Gallagher                 Chief         Since 2003    Managing Director and
Credit Suisse Asset Management,     Executive                   Chief Executive Officer
LLC                                 Officer and                 of CSAM since 2003;
466 Lexington Avenue                President                   Chief Executive Officer
New York, New York 10017-3140                                   and Director of Credit
Date of Birth:  12/14/62                                        Suisse Asset Management
                                                                Limited, London,
                                                                England, from June 2000
                                                                to 2003; Director of
                                                                Credit Suisse Asset
                                                                Management Funds (UK)
                                                                Limited, London, England,
                                                                from June 2000 to
                                                                2003; Managing Director,
                                                                Head - Asian Corporate
                                                                Finance and M&A's, Credit
                                                                Suisse First Boston, Hong
                                                                Kong, China, from January
                                                                1998 to May 1999; and
                                                                Director, Head - Asian
                                                                Corporate Finance, Credit
                                                                Suisse First Boston, Hong
                                                                Kong, China, from October
                                                                1993 to December 1997

----------------------------------- ------------- ------------- ------------------------- ----------- --------------------
-----------------------------
3    Mr. Priest is a Trustee who is an "interested person" of the Funds as defined in the 1940 Act, because he provides consulting services to CSAM.


----------------------------------- ------------- ------------- ------------------------- ----------- --------------------
                                                                                          Number of
                                                                                          Portfolios
                                                  Term of                                 in Fund
                                    Position(s)   Office1 and                             Complex     Other
                                    Held with     Length of     Principal Occupation(s)   Overseen    Directorships Held
Name, Address and Date of Birth     Fund          Time Served   During Past Five Years    by Trustee  by Trustee
----------------------------------- ------------- ------------- ------------------------- ----------- --------------------
----------------------------------- ------------- ------------- ------------------------- ----------- --------------------
Hal Liebes, Esq.                    Vice          Since 2001    Managing Director and     --          --
Credit Suisse Asset Management,     President                   Global General Counsel
LLC                                 and                         of CSAM; Associated
466 Lexington Avenue                Secretary                   with CSAM since 1997;
New York, New York 10017-3140                                   Officer of other Credit
Date of Birth:  7/6/64                                          Suisse Funds.
----------------------------------- ------------- ------------- ------------------------- ----------- --------------------
Michael A. Pignataro                Treasurer     Since 2001    Director and Director     --          --
Credit Suisse Asset Management,     and Chief                   of Fund Administration
LLC                                 Financial                   of CSAM; Associated
466 Lexington Avenue                Officer                     with CSAM since 1984.
New York, New York 10017-3140                                   Officer of other Credit
Date of Birth:  11/15/59                                        Suisse Funds.
----------------------------------- ------------- ------------- ------------------------- ----------- --------------------
Gregory N. Bressler, Esq.           Assistant     Since 2001    Director and Deputy       --          --
Credit Suisse Asset Management,     Secretary                   General Counsel of
LLC                                                             CSAM; Associated with
466 Lexington Avenue                                            CSAM since January
New York, New York 10017-3140                                   2000; Associated with
Date of Birth:  11/17/66                                        the law firm of Swidler
                                                                Berlin Shereff Friedman
                                                                LLP from 1996 to 2000.
                                                                Officer of other Credit
                                                                Suisse Funds.
----------------------------------- ------------- ------------- ------------------------- ----------- --------------------
Rocco A. DelGuercio                 Assistant     Since 2001    Vice President and        --          --
Credit Suisse Asset Management,     Treasurer                   Administrative Officer
LLC                                                             of CSAM; Associated
466 Lexington Avenue                                            with CSAM since June
New York, New York 10017-3140                                   1996; Officer of other
Date of Birth:  4/28/63                                         Credit Suisse Funds.
----------------------------------- ------------- ------------- ------------------------- ----------- --------------------


----------------------------------- ------------- ------------- ------------------------- ----------- --------------------
                                                                                          Number of
                                                                                          Portfolios
                                                  Term of                                 in Fund
                                    Position(s)   Office1 and                             Complex     Other
                                    Held with     Length of     Principal Occupation(s)   Overseen    Directorships Held
Name, Address and Date of Birth     Fund          Time Served   During Past Five Years    by Trustee  by Trustee
----------------------------------- ------------- ------------- ------------------------- ----------- --------------------
----------------------------------- ------------- ------------- ------------------------- ----------- --------------------
Joseph Parascondola                 Assistant     Since 2001    Assistant Vice            --          --
Credit Suisse Asset Management,     Treasurer                   President - Fund
LLC                                                             Administration of CSAM
466 Lexington Avenue                                            since April 2000;
New York, New York 10017-3140                                   Assistant Vice
Date of Birth:  6/5/63                                          President, Deutsche
                                                                Asset Management
                                                                from January
                                                                1999 to April
                                                                2000; Assistant
                                                                Vice President,
                                                                Weiss, Peck &
                                                                Greer LLC from
                                                                November 1995 to
                                                                December 1998.
                                                                Officer of other
                                                                Credit Suisse
                                                                Funds.
----------------------------------- ------------- ------------- ------------------------- ----------- --------------------
Robert M. Rizza                     Assistant     Since 2002    Assistant Vice            --          --
Credit Suisse Asset Management,     Treasurer                   President of CSAM since
LLC                                                             January 2001;
466 Lexington Avenue                                            associated with CSAM
New York, New York 10017-3140                                   since March 1998;
Date of Birth:  12/9/65                                         Officer of other Credit
                                                                Suisse Funds.
----------------------------------- ------------- ------------- ------------------------- ----------- --------------------

                  OWNERSHIP IN SECURITIES OF THE FUNDS AND FUND COMPLEX

                  As reported to the Funds, the information in the following table reflects beneficial ownership by the Trustees of certain securities as of December 31, 2002.

-------------------------------------- ---------------------------------------- --------------------------------------
                                                                                Aggregate Dollar Range of Equity
                                                                                Securities in all Registered
                                                                                Investment Companies Overseen by
                                       Dollar Range of Equity Securities in     Trustee in Family of Investment
Name of Trustee                        the Fund*4                               Companies*3
-------------------------------------- ---------------------------------------- --------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------- ---------------------------------------- --------------------------------------
Richard H. Francis                     Tax Efficient Fund: A                    E
-------------------------------------- ---------------------------------------- --------------------------------------
                                       Large Cap Value Fund: A
-------------------------------------- ---------------------------------------- --------------------------------------
                                       Small Cap Value Fund: D
-------------------------------------- ---------------------------------------- --------------------------------------
Jack W. Fritz                          Tax Efficient Fund: A                    E
-------------------------------------- ---------------------------------------- --------------------------------------
                                       Large Cap Value Fund: A

-------------------------------------- ---------------------------------------- --------------------------------------
                                       Small Cap Value Fund: A
-------------------------------------- ---------------------------------------- --------------------------------------
Jeffrey E. Garten                      Tax Efficient Fund: A                    A
-------------------------------------- ---------------------------------------- --------------------------------------
                                       Large Cap Value Fund: A
-------------------------------------- ---------------------------------------- --------------------------------------
                                       Small Cap Value Fund: A
-------------------------------------- ---------------------------------------- --------------------------------------
Peter F. Krogh                         Tax Efficient Fund: C                    D
-------------------------------------- ---------------------------------------- --------------------------------------
                                       Large Cap Value Fund: A
-------------------------------------- ---------------------------------------- --------------------------------------
                                       Small Cap Value Fund: C
-------------------------------------- ---------------------------------------- --------------------------------------
James S. Pasman, Jr.                   Tax Efficient Fund: A                    C
-------------------------------------- ---------------------------------------- --------------------------------------
                                       Large Cap Value Fund: A
-------------------------------------- ---------------------------------------- --------------------------------------
                                       Small Cap Value Fund: A
-------------------------------------- ---------------------------------------- --------------------------------------
Steven N. Rappaport                    Tax Efficient Fund: A                    D
-------------------------------------- ---------------------------------------- --------------------------------------
-----------------------------------------

3 Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.


                                       40

-------------------------------------- ---------------------------------------- --------------------------------------
                                                                                Aggregate Dollar Range of Equity
                                                                                Securities in all Registered
                                                                                Investment Companies Overseen by
                                       Dollar Range of Equity Securities in     Trustee in Family of Investment
Name of Trustee                        the Fund*4                               Companies*3
-------------------------------------- ---------------------------------------- --------------------------------------
                                       Large Cap Value Fund: B
-------------------------------------- ---------------------------------------- --------------------------------------
                                       Small Cap Value Fund:  B
-------------------------------------- ---------------------------------------- --------------------------------------
INTERESTED TRUSTEES
-------------------------------------- ---------------------------------------- --------------------------------------
William W. Priest                      Tax Efficient Fund: A                    A
-------------------------------------- ---------------------------------------- --------------------------------------
                                       Large Cap Value Fund: A
-------------------------------------- ---------------------------------------- --------------------------------------
                                       Small Cap Value Fund: A
-------------------------------------- ---------------------------------------- --------------------------------------
Joseph D. Gallagher                    Tax Efficient Fund: A                    A
-------------------------------------- ---------------------------------------- --------------------------------------
                                       Large Cap Value Fund: A
-------------------------------------- ---------------------------------------- --------------------------------------
                                       Small Cap Value Fund: A

-------------------------------------- ---------------------------------------- --------------------------------------

-------------------

* Key to Dollar Ranges:
    A.   None
    B.   $1 - $10,000
    C.   $10,000 - $50,000
    D.   $50,000 - $100,000
    E.   Over $100,000

                  COMMITTEES AND MEETINGS OF TRUSTEES

                  Each Fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Trustees who are not "interested persons" of the Funds as defined in the 1940 Act ("Independent Trustees"), namely Messrs. Francis, Fritz, Garten, Krogh, Pasman and Rappaport.

                  In accordance with its written charter adopted by the Board of Trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its Adviser and affiliates by the independent public accountants. The Audit Committee of each Fund met four times during the fiscal year ended October 31, 2002.

                  The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the Board of Trustees. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Fund's Secretary. The Nominating Committee also considers the appointment of independent counsel to the Independent Trustees. The Nominating Committee of each Fund met twice during the fiscal year ended October 31, 2002.

                  No employee of CSAM, State Street Bank and Trust Company ("State Street") and CSAMSI, the Funds' co-administrators, or any of their affiliates, receives any compensation from a Fund for acting as an officer or trustee of a Fund. Mr. Priest and each Trustee who is not a director, trustee, officer or employee of CSAM, State Street, CSAMSI or any of their affiliates receive an annual fee of $750 for each meeting of the Boards attended by him for his services as Trustee, and are reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.



            TRUSTEES' TOTAL COMPENSATION FOR FISCAL YEAR ENDED OCTOBER 31, 2002

---------------------------------------------------------------------------------------------------------------------
                                                                                                      Portfolios in
                                                                                      All Investment     Number of
                             Tax                                                       Companies in    Fund Complex
                          Efficient    Large Cap     Small Cap Value  International   the CSAM Fund    Overseen by
    Name of Trustee         Fund       Value Fund          Fund           Fund          Complex         Trustee
---------------------------------------------------------------------------------------------------------------------
William W. Priest*             None         None            None             None          None            60
---------------------------------------------------------------------------------------------------------------------
Richard H. Francis          $ 1,437      $ 1,437         $ 1,437          $ 1,734       $  103,750         54
---------------------------------------------------------------------------------------------------------------------
Jack W. Fritz               $ 1,187      $ 1,187         $ 1,187          $ 1,484       $   94,375         53
---------------------------------------------------------------------------------------------------------------------
Jeffrey E. Garten           $ 1,437      $ 1,437         $ 1,437          $ 1,484       $   97,500         53
---------------------------------------------------------------------------------------------------------------------
Peter F. Krogh              $ 1,437      $ 1,437         $ 1,437          $ 1,734       $   99,100         53
---------------------------------------------------------------------------------------------------------------------
James S. Pasman, Jr.        $ 1,437      $ 1,437         $ 1,437          $ 1,734       $  103,600         55
---------------------------------------------------------------------------------------------------------------------
Steven N. Rappaport         $ 1,537      $ 1,537         $ 1,537          $ 1,809       $  110,545         54
---------------------------------------------------------------------------------------------------------------------
Joseph D. Gallagher*           None         None            None             None          None            60
---------------------------------------------------------------------------------------------------------------------

* Mr. Priest and Mr. Gallagher received no compensation from any Fund during the fiscal year ended October 31, 2002.

                  Each Trustee is reimbursed for expenses incurred in connection with attendance at Board meetings.

                  As of July 7, 2003, Trustees and officers of each Fund as a group owned of record less than 1% of each Fund's outstanding shares.

                           ADVISORY AGREEMENTS

                  CSAM, located at 466 Lexington Avenue, New York, New York 10017-3140 serves as investment adviser to each Fund pursuant to a written investment advisory agreement between CSAM and the Fund (the "Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston ("CSFB"), part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $819.6 billion in assets under management. CSAM is a diversified investment managing global and domestic equity and fixed income portfolios for retail investors as well as institutional clients such as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and charitable institutions. Together with its predecessor firms, CSAM has been engaged in the investment advisory business for over 60 years. As of March 31, 2003, Credit Suisse Asset Management employed 2,079 people worldwide and had global assets under management of approximately $292.3 billion, with $45.9 billion of assets under management in the U.S. CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse Group. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.

                  Prior to November 3, 2000, DLJ Asset Management, Inc. ("DLJAM") served as the Funds' investment adviser. On November 3, 2000, Credit Suisse acquired Donaldson,

Lufkin & Jenrette, Inc. ("DLJ") including its subsidiary, DLJAM, and combined the investment advisory business of DLJAM with its existing U.S. asset management business, CSAM.

                  The Advisory Agreement between each Fund and CSAM has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Trustees or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

                  Pursuant to each Advisory Agreement, subject to the supervision and direction of the Board, CSAM is responsible for managing each Fund in accordance with the Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreement, CSAM pays the compensation, fees and related expenses of all Trustees who are affiliated persons of CSAM or any of its subsidiaries.

                  Each Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Fund who are not officers, directors, or employees of CSAM or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Fund; and any extraordinary expenses.

                  Each class of a Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund. General expenses of the Funds not readily identifiable as belonging to a particular Fund are allocated among all Credit Suisse Funds by or under the direction of the Funds' Boards of Trustees in such manner as the Boards determine to be fair and accurate. Each class of the Funds pays its own administration fees and may pay a different share than the other classes of other expenses, except advisory and custodian fees, if those expenses are actually incurred in a different amount by such class or if a class receives different services.

                  Each Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect CSAM against any liability to the Fund or to shareholders of the Fund to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM's reckless disregard of its obligations and duties under the Advisory Agreement.

                  Each Fund or CSAM may terminate the Advisory Agreement on 60 days written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

                  For its services to the Funds, CSAM will be paid (before any voluntary waivers or reimbursements) a monthly fee computed at the annual rates set forth below:


-------------------------- --------------------------------------------------------------------------
FUND                       ANNUAL RATE
-------------------------- --------------------------------------------------------------------------
Tax Efficient Fund         .75% of average daily net assets up to $100 million
-------------------------- --------------------------------------------------------------------------
                           .50% of average daily net assets in excess of $100 million
-------------------------- --------------------------------------------------------------------------

-------------------------- --------------------------------------------------------------------------
Large Cap Value Fund       .75% of average daily net assets up to $75 million
-------------------------- --------------------------------------------------------------------------
                           .50% of average daily net assets in excess of $75 million
-------------------------- --------------------------------------------------------------------------
-------------------------- --------------------------------------------------------------------------
-------------------------- --------------------------------------------------------------------------
Small Cap Value Fund       .875% of average daily net assets up to $100 million
-------------------------- --------------------------------------------------------------------------
                           .75% of average daily net assets in excess of $100 million but less than
                           $200 million
-------------------------- --------------------------------------------------------------------------

                  For the fiscal year ended October 31, 2002, the Funds paid advisory fees to CSAM at the following rates (net of any voluntary waivers or reimbursements): 0.57% for Tax Efficient Fund, 0.59% for Large Cap Value Fund and 0.64% for Small Cap Value Fund.

                  CSAM and the Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by the Fund.

           ADVISORY FEES PAID TO CSAM OR TO CSAM'S PREDECESSOR, DLJAM

                  For the past three fiscal years ended October 31, the Funds paid CSAM or CSAM's predecessor DLJAM, advisory fees, and CSAM and DLJAM waived fees and/or, reimbursed expenses of the Funds under the Advisory Agreements as follows:


OCTOBER 31, 2002

                                                    Fees Paid
Fund                                             (after waivers)             Waivers             Reimbursements
----                                             ---------------             -------             --------------
Tax Efficient Fund                                $     405,035            $    522,137               $0
Large Cap Value Fund                              $     616,596            $    509,588               $0
Small Cap Value Fund                              $   1,711,836            $    335,009               $0



                                       45


OCTOBER 31, 2001

                                                    Fees Paid
Fund                                             (after waivers)             Waivers             Reimbursements
----                                             ---------------             -------             --------------
Tax Efficient Fund                                $   1,035,106            $     235,650              $0
Large Cap Value Fund                              $   1,145,568            $     254,834              $0
Small Cap Value Fund                              $   1,784,256            $      54,966              $0


OCTOBER 31, 2000

                                                    Fees Paid
Fund                                             (after waivers)             Waivers             Reimbursements
----                                             ---------------             -------             --------------
Tax Efficient Fund                                $   1,388,293                $0                     $0
Large Cap Value Fund                              $   1,442,618                $0                     $0
Small Cap Value Fund                              $   1,622,703                $0                     $0


         BOARD APPROVAL OF ADVISORY AGREEMENTS

                  In approving the Advisory Agreement, the Board of Trustees of each Fund, including the Independent Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by CSAM or its affiliates in connection with providing services to the Fund, compared the fees charged to each Fund by CSAM to those charged by CSAM with respect to its other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by CSAM with respect to each Fund. The Board of Trustees also considered the Fund's performance relative to a selected peer group and appropriate market indices, the Fund's total expenses in comparison to funds of comparable size, and other factors. Specifically, the Board of Trustees noted information received at regular meetings throughout the year related to Fund performance and services rendered by CSAM, and benefits potentially accruing to CSAM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of CSAM, as well as the CSAM's research arrangements with brokers who execute transactions on behalf of the Fund. The Board reviewed the profitability to CSAM and its affiliates of their services to the Fund and considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The Board reviewed whether, and if so to what extent, CSAM or its affiliates were waiving their fees and/or reimbursing Fund expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time. In considering the continuation of each Advisory Agreement, the Board was cognizant of the fact that the Fees payable by each fund under the Advisory Agreement were generally comparable to those of comparable mutual funds. In addition, the Board noted CSAM's historical willingness to waive fees and reimburse expenses to enable each Fund to achieve a competitive return for shareholders, resulting in CSAM's having received reduced fees for the past two years as a result of waivers and reimbursements. After requesting and reviewing such information as they deemed necessary, the Board concluded that the Advisory Agreement was in the best interests of the Fund and its shareholders. As stated above, the Board of Trustees of each Fund considered the reasonableness of the fee in light of the advisory services provided, having reviewed the competitive performances of each Fund, and then approved the current advisory fees. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

                           ADMINISTRATION AGREEMENTS

                  CSAMSI and State Street Bank and Trust Company ("State Street") serve as co-administrators to each Fund pursuant to separate written agreements with the Fund (the "CSAMSI Co-Administration Agreement" and the "State Street Co-Administration Agreement," respectively).

                  CSAMSI became co-administrator to each Fund on February 1, 2001. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, each Fund pays CSAMSI a fee calculated daily and paid monthly at the annual rate of .10 % of the average daily net assets for the Common, Class A, Class B and Class C shares.

                  For the past two fiscal years ended October 31, the Funds paid CSAMSI administration fees, and CSAMSI waived fees and/or reimbursed expenses of the Funds under the Administration Agreements as follows:

OCTOBER 31, 2002


--------------------------------- ---------------------------------- ------------------------ ------------------------
              Fund                    Fees Paid (After Waivers)              Waivers              Reimbursements
--------------------------------- ---------------------------------- ------------------------ ------------------------
Tax Efficient Fund                           $    97,716                         $0                      $0
--------------------------------- ---------------------------------- ------------------------ ------------------------
Large Cap Value Fund                         $   187,737                         $0                      $0
--------------------------------- ---------------------------------- ------------------------ ------------------------
Small Cap Value Fund                         $   267,487                         $0                      $0
--------------------------------- ---------------------------------- ------------------------ ------------------------

OCTOBER 31, 2001

--------------------------------- ---------------------------------- ------------------------ ------------------------
              Fund                    Fees Paid (After Waivers)              Waivers              Reimbursements
--------------------------------- ---------------------------------- ------------------------ ------------------------
Tax Efficient Fund                           $   146,763                         $0                      $0
--------------------------------- ---------------------------------- ------------------------ ------------------------
Large Cap Value                              $   179,009                         $0                      $0
--------------------------------- ---------------------------------- ------------------------ ------------------------
Small Cap Value                              $   181,191                         $0                      $0
--------------------------------- ---------------------------------- ------------------------ ------------------------


                  State Street became co-administrator to the Tax Efficient Fund, Large Cap Value Fund and the Small Cap Value Fund on July 1, 2002. For the services provided by State Street under the State Street Co-Administration Agreement, each Fund pays State Street a fee calculated at the annual rate of its pro-rated share of .05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .02% of the Fund Complex's average daily net assets in excess of $10 billion, exclusive of out-of-pocket expenses. Each class of shares of the Funds bears its proportionate share of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. For the period from July 1, 2002 through October 31, 2002, the Tax Efficient Fund, Large Cap Value Fund and Small Cap Value Fund paid State Street fees under the State Street Co-Administration Agreement of $41,588, $23,388 and $59,962, respectively.

                  PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Financial Services Group, served as a co-administrator to the Tax Efficient Fund, Large Cap Value Fund and the Small Cap Value Fund from February 1, 2001 through July 1, 2002. PFPC received fees for its services calculated on each Fund's average daily net assets at the rate of .075% for the first $500 million in assets, .065% for the next $1 billion in assets and .055% for assets in excess of $1.5 billion.

                  For the fiscal years ended October 31, the Funds paid PFPC administration fees and PFPC waived fees and/or reimbursed expenses as follows:

NOVEMBER 1, 2001 THROUGH JUNE 30, 2002 FOR THE TAX EFFICIENT FUND, LARGE CAP VALUE FUND AND SMALL CAP VALUE FUND.


--------------------------------- ---------------------------------- ------------------------ ------------------------
              Fund                    Fees Paid (After Waivers)              Waivers              Reimbursements
--------------------------------- ---------------------------------- ------------------------ ------------------------
Tax Efficient Fund                           $    94,278                         $0                      $0
--------------------------------- ---------------------------------- ------------------------ ------------------------
Large Cap Value Fund                         $   105,639                         $0                      $0
--------------------------------- ---------------------------------- ------------------------ ------------------------
Small Cap Value Fund                         $   126,431                         $0                      $0
--------------------------------- ---------------------------------- ------------------------ ------------------------

YEAR ENDED OCTOBER 31, 2000

--------------------------------- ---------------------------------- ------------------------ ------------------------
              Fund                    Fees Paid (After Waivers)              Waivers              Reimbursements
--------------------------------- ---------------------------------- ------------------------ ------------------------
Tax Efficient Fund                           $   138,993                         $0                      $0
--------------------------------- ---------------------------------- ------------------------ ------------------------
Large Cap Value Fund                         $   158,670                         $0                      $0
--------------------------------- ---------------------------------- ------------------------ ------------------------
Small Cap Value Fund                         $   156,445                         $0                      $0
--------------------------------- ---------------------------------- ------------------------ ------------------------

                  Each Fund and CSAM have obtained an order of exemption (the "Order") from the SEC to permit CSFB to act as lending agent for the Funds, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB from borrowers and other uninvested cash amounts in certain money market funds advised by CSAM ("Investment Funds"). The Order contains a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions include percentage limitations on the amount of a Fund's assets that may be invested in the Investment Funds, restrictions on the Investment Funds' ability to collect sales charges and certain other fees, and a requirement that each Fund that invests in the Investment Funds will do so at the same price as each other Fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.

                           CODE OF ETHICS

                  Each Fund, CSAM, and CSAMSI have each adopted a written Code of Ethics (the "Code"), which permits personnel covered by the Code ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

                  The Board of each Fund reviews the administration of the Code at least annually and may impose sanctions for violations of the Code.

                  CUSTODIAN AND TRANSFER AGENT

                  State Street acts as the custodian for each Fund and also acts as the custodian for the Funds' foreign securities pursuant to a Custodian Agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of each Fund,
(b) holds and transfers portfolio securities on account of each Fund, (c) accepts receipts and makes disbursements of money on behalf of each Fund, (d) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities, and (e) makes periodic reports to the Funds' Boards of Trustees concerning each Fund's operations. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Funds and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Funds. For this service to the Funds under the Custodian Agreements, State Street receives a fee which is calculated based upon each Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Funds. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

                  Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), serves as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Funds, (ii) addresses and mails all communications by the Funds to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Boards concerning the transfer agent's operations with respect to the Funds. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

                  DISTRIBUTION AND SHAREHOLDER SERVICING

                  DISTRIBUTOR. CSAMSI serves as distributor of the Funds' shares and offers each Fund's shares on a continuous basis. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.

                   COMMON SHARES

                  The Small Cap Value Fund, Large Cap Value Fund and Tax Efficient Fund have each adopted a Shareholder Servicing and Distribution Plan for their Common shares (the "Common Shares 12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which each Fund pays CSAMSI a fee calculated at an annual rate of .25% of the average daily net assets of the Common shares of each Fund. This fee is intended to compensate CSAMSI, or to enable CSAMSI to compensate other persons ("Service Providers"), for providing Services (as defined below) to the Funds. Services performed by CSAMSI or Service Providers include (i) services that are primarily intended to result in, or that are primarily attributable to, the sale of the Common shares, as set forth in the Common Shares 12b-1 Plan ("Selling Services") and (ii) ongoing servicing and/or maintenance of the accounts of Common shareholders of each Fund, as set forth in each Fund's Common Shares 12b-1 Plan ("Shareholder Services," and together with Selling Services, "Services").

                  Shareholder Services may include, without limitation, responding to Fund shareholder inquiries and providing services to shareholders not otherwise provided by the Fund's distributor or transfer agent. Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Common shares of prospectuses and statements of additional information describing the Fund; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Common shares; (c) providing telephone services relating to the Fund, including responding to inquiries of prospective Fund investors; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and (e) obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable. In providing compensation for Services in accordance with Common Shares 12b-1 Plan, CSAMSI is authorized (i) to make, or cause to be made, payments to Service Providers reflecting an allocation of overhead and other office expenses related to providing Services and (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services.

                  For the year ended October 31, 2002, the Fund's Common Shares paid the following amounts pursuant to the Common Shared 12b-1 Plan:

------------------------------------------ ----------------------------------
                  Fund                                  Payment
------------------------------------------ ----------------------------------
Small Cap Value Fund                                  $   108,136
------------------------------------------ ----------------------------------
Large Cap Value Fund                                  $     7,388
------------------------------------------ ----------------------------------
Tax Efficient Fund                                    $     3,540
------------------------------------------ ----------------------------------

                  During the fiscal year ended October 31, 2002, CSAMI spent the fees paid under the Funds' Common Shares 12b-1 Plan as follows:


--------------------------------------- ------------------------- -------------------------- -------------------------
Type of Service                           Small Cap Value Fund      Large Cap Value Fund        Tax Efficient Fund
--------------------------------------- ------------------------- -------------------------- -------------------------
Advertising                                    $  8,426                  $  1,427                    $   248
--------------------------------------- ------------------------- -------------------------- -------------------------
Printing and mailing prospectuses for
promotional purposes                           $ 30,882                  $ 17,186                    $ 2,982
--------------------------------------- ------------------------- -------------------------- -------------------------
Compensation to broker-dealers                 $     90                  $     65                    $   146
--------------------------------------- ------------------------- -------------------------- -------------------------
People-related and occupancy                   $ 22,772                  $  5,964                    $   729
--------------------------------------- ------------------------- -------------------------- -------------------------
Other                                          $ 50,695                  $ 12,017                    $ 1,155
--------------------------------------- ------------------------- -------------------------- -------------------------

                  Each Fund has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries (collectively, "Service Organizations") or, if applicable, their designees, to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Funds.

                  For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to .50% of the average annual value of accounts with the Funds maintained by such Service Organizations. Service Organizations may also be paid additional amounts on a one-time or ongoing basis, which may include a fee of up to 1.00% of new assets invested in a Fund. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. Each Fund may reimburse CSAM part of this fee at rates they would normally pay to the transfer agent for providing the services.

                  ADVISOR SHARES

                  The Large Cap Value Fund has entered into an agreement (the "Agreement") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. The Agreement is governed by a distribution plan (the "Advisor Shares 12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Large Cap Value Fund pays in consideration for services, a fee calculated at an annual rate of .50% of the average daily net assets of the Advisor Shares of the Fund, although under the Advisor Shares 12b-1 Plan the Fund is authorized to pay up to .75% of the Fund's Advisor Class shares. Such payments may be paid to Institutions directly by the Fund or by CSAMSI on behalf of the Fund.

                  Certain Institutions may receive additional fees from CSAMSI, CSAM or their affiliates on a one-time or ongoing basis for providing supplemental services in connection with investments in the Fund. Institutions may also be reimbursed for marketing and other costs. Additional fees may be up to 0.25% per year of the value of the Fund accounts maintained by the firm and, in certain cases, may include a fee of up to 1.00% of new assets invested in the Fund. Fees payable to any particular Institution are determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Institution. To the extent that CSAMSI, CSAM or their affiliates provide additional compensation or reimbursements for marketing expenses, such payments would not represent an additional expense to the Fund or their shareholders.

                  An Institution with which the Fund has entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the
Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under the Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the relevant Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from the Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.

                  CLASS A, CLASS B AND CLASS C SHARES.

                  The Board of Trustees has adopted Plans of Distribution for its Class A shares, Class B shares and Class C shares ("A Shares 12b-1 Plan", "B Shares 12b-1 Plan" and "C Shares 12b-1 Plan" respectively). Each of the A Shares 12b-1 Plans, B Shares 12b-1 Plan and C Shares 12b-1 Plan permit the Funds to compensate CSAMSI for activities associated with the distribution of these classes of shares.

                  The A Shares 12b-1 Plans currently provide that a service fee of .25% per year of the average daily net assets of the Class A shares will be paid as compensation to CSAMSI. The B Shares 12b-1 Plan currently provides that:
(i) an asset based sales charge of .75% per year and (ii) a service fee of .25% per year, in each case, of the average daily net assets of the Class B shares will be paid as compensation to CSAMSI. The C Shares 12b-1 Plan currently provides that: (1) an asset-based sales charge of .75% per year, and (iii) a service fee of .25% per year, in each case, of the average daily net assets of the Class C shares will be paid as compensation to CSAMSI.

                  For the fiscal year ended October 31, 2002, each Fund paid CSAMSI under its 12b-1 plans as follows:


FUND                              CLASS A 12B-1 PLAN          CLASS B 12B-1 PLAN           CLASS C 12B-1 PLAN
----                              -------------------         ------------------           ------------------
Tax Efficient Fund                   $    230,629                $    313,229                 $   39,368
Large Cap Value Fund                 $    332,952                $    333,191                 $   20,948
Small Cap Value Fund                 $    499,401                $    208,821                 $   35,900

                  During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under each Fund's A Shares 12b-1 Plan as follows:


                                     TAX EFFICIENT FUND          LARGE CAP VALUE FUND         SMALL CAP VALUE FUND
---------------------------------    ------------------          --------------------         --------------------
Advertising                              $    28,953                  $    28,805                  $    43,497
Printing and mailing for
promotional purposes                     $    43,917                  $    56,524                  $    97,343
Compensation to broker-dealers           $   116,846                  $   124,836                  $   230,211
People-related and occupancy             $    47,929                  $    52,083                  $   104,803
Other                                    $    14,716                  $    18,371                  $    36,024


                  During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under each Fund's B Shares 12b-1 Plans as follows:


                                     TAX EFFICIENT FUND          LARGE CAP VALUE FUND         SMALL CAP VALUE FUND
---------------------------------    ------------------          --------------------         --------------------
Advertising                              $     6,650                  $     7,153                  $     4,605
Printing and mailing for
promotional purposes                     $    15,846                  $    16,156                  $    10,844
Compensation to broker-dealers           $   284,301                  $   316,696                  $   334,274
People-related and occupancy             $    16,306                  $    17,364                  $    10,928
Other                                    $     4,994                  $     5,454                  $     3,592

                  During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under each Fund's C Shares 12b-1 Plans as follows:


                                     TAX EFFICIENT FUND          LARGE CAP VALUE FUND         SMALL CAP VALUE FUND
---------------------------------    ------------------          --------------------         --------------------
Advertising                               $      826                   $      478                   $      821
Printing and mailing for
promotional purposes                      $    3,353                   $    3,576                   $    2,786
Compensation to broker-dealers            $   64,665                   $   71,188                   $   63,437
People-related and occupancy              $    2,045                   $    5,083                   $    1,873
Other                                     $      565                   $    1,601                   $      684

                  With respect to sales of the Funds' Class B, Class C or certain sales of Class A shares through a broker-dealer, financial intermediary or financial institution (each a "financial representative"), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A, Class B and Class C shares. The payments to the financial representatives will continue to be paid for as long as the related assets remain in the Funds.

                  In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation on a one-time or ongoing basis to financial representatives in connection with the sale of shares, which may include a fee of up to 1.00% of new assets invested in a Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of the Funds. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Funds during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

                  GENERAL. Each 12b-1 Plan will continue in effect for so long as its continuance is specifically approved at least annually by each Fund's Board, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plans ("Independent Trustees"). Any material amendment of any of the Common Shares 12b-1 Plan, the Advisor Shares 12b-1 Plan or A Shares, B Shares and C Shares 12b-1 Plans would require the approval of the Board in the same manner. The Common Shares, Advisor Shares, A Shares, B Shares and C Shares 12b-1 Plans may not be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each of the Common Shares, Advisor Shares, A Shares, B Shares and C Shares 12b-1 Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

                  Payments by the Funds to CSAMSI under the Common Shares, Advisor Shares, A Shares, B Shares and C Shares 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed the distribution expenses actually incurred.

                  CSAMSI provides the Board of each Fund with periodic reports of amounts spent under the Common Shares, Advisor Shares, A Shares, B Shares and C Shares 12b-1 Plans and the purposes for which the expenditures were made.

                  ORGANIZATION OF THE FUNDS

                  The Credit Suisse Capital Funds (previously the Credit Suisse Warburg Pincus Capital Funds) is a "series fund" comprised of the following diversified, open-end investment management companies, commonly known as "mutual funds:" Credit Suisse Tax Efficient Fund, Credit Suisse Large Cap Value Fund and Credit Suisse Small Cap Value Fund (collectively the "Capital Funds"). The Credit Suisse Capital Funds is empowered to expand the series by establishing additional Funds with investment objectives and policies that differ from those of the current Funds. The Credit Suisse Capital Funds also may offer additional classes of shares.

                  The Tax Efficient Fund, the Large Cap Value Fund and the Small Cap Value Fund are each authorized to issue an unlimited number of shares of beneficial interest divided into five classes, designated Class A, Class B, Class C, Class D and Common Class Shares . In addition the Large Cap Value Fund is also authorized to issue an unlimited number of shares of beneficial interest, designated Advisor Class Shares. Each class of shares represents an interest in the same assets of a Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature, and (v) Common Class shares have slightly different procedures for buying and selling shares and available services, as described in the Prospectus under "Buying and Selling Shares" and "Shareholder Services." In accordance with the Credit Suisse Capital Funds' Amended and Restated Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. Currently, each of the Tax Efficient Fund, Large Cap Value Fund and Small Cap Value Fund are offering three classes of shares, designated Class A, Class B and Class C; the Small Cap Value Fund is also offering Common Class shares and the Large Cap Value Fund is also offering Advisor Class shares. The Tax Efficient and Large Cap Value Funds issue Common Class shares only in reinvestment of dividends and distributions.

                  The Credit Suisse Capital Funds was formed on November 26, 1985 as a "business trust" under the laws of The Commonwealth of Massachusetts. Under Massachusetts law, shareholders of a business trust, unlike shareholders of a corporation, could be held personally liable as partners for the obligations of the trust under certain circumstances. The Amended and Restated Agreement and Declaration of Trust, however, provides that shareholders of Credit Suisse Capital Funds shall not be subject to any personal liability for the acts or obligations of Credit Suisse Capital Funds and that every written obligation, contract, instrument or undertaking made by Credit Suisse Capital Funds shall contain a provision to that effect. Upon payment of any liability, the shareholder will be entitled to reimbursement from the general assets of the appropriate Fund. The Trustees intend to conduct the operation of Credit Suisse Capital Funds, with the advice of counsel, in such a way as to avoid, to the extent possible, ultimate liability of the shareholders for liabilities of Credit Suisse Capital Funds.

                  The Amended and Restated Agreement and Declaration of Trust further provide that no Trustee, officer, employee or agent of Credit Suisse Capital Funds is liable to Credit Suisse Capital Funds or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of Credit Suisse Capital Funds, except such liability as may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties. It also provides that all third parties shall look solely to the property of Credit Suisse Capital Funds or the property of the appropriate Fund for satisfaction of claims arising in connection with the affairs of Credit Suisse Capital Funds or of the particular Fund, respectively. With the exceptions stated, the Amended and Restated Agreement and Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of Credit Suisse Capital Funds against all liability in connection with the affairs of Credit Suisse Capital Funds.

                  All shares of Credit Suisse Capital Funds when duly issued will be fully paid and non-assessable. The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series or for reasons such as the desire to establish one or more additional Funds with different investment objectives, policies or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series or classes would be governed by the Investment Company Act of 1940 and the laws of the Commonwealth of Massachusetts.

                  GENERAL

                  Shares of each class represent equal pro rata interests in the respective Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by Class B and Class C shares, the total return on Class B and Class C shares can be expected to be lower than the total return on Class A and Common shares, and in turn, because of the higher fees paid by Class A shares, and for the Small Cap Value Fund the total return on Class A shares can be expected to be lower than the total return on Common shares. Class B shares convert to Class A shares after 8 years but Class C shares never convert to another class of shares, so annual expenses remain higher for Class C shares. Unless the context clearly suggests otherwise, references to a Fund in this prospectus are to the Fund as a whole and not to any particular class of the Fund's shares.

                  Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Trustee of each Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.

                  Each Fund sends to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Credit Suisse Funds at 800-927-2874 or on the Credit Suisse Funds web site at www.csam-americas.com.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  The offering price of each Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund, plus, in the case of Class A shares of the Funds, any applicable sales charges.

                  As a convenience to the investor and to avoid unnecessary expense to the Funds, share certificates representing shares of the Funds are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. The Funds retain the right to waive such fee in their sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Funds).

                  Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Funds are authorized to accept orders on the Funds' behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of a Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

                   COMMON CLASS SHARES. To purchase Common shares directly from the Small Cap Value Fund, contact the Fund to obtain an application. Fill it out and mail it to the Fund along with an investment check, payable to "Credit Suisse Funds." The Fund cannot accept "starter" checks that do not have your name preprinted on them. The Fund also cannot accept checks payable to you or to another party and endorsed to the order of the Fund. These types of checks may be returned to you and your purchase order may not be processed.

                  CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES. Class A shares, Class B shares and Class C shares are designed for investors seeking the advice of financial representatives and are not offered directly for purchase from the Funds. All purchases of Class A shares, Class B shares and Class C shares are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order and deduction of any applicable sales charge.

                  Class A shares of the Funds are sold to investors at the public offering price, which is the net asset value plus the applicable sales charge (unless you are entitled to a waiver):


                     Initial Sales Charge -- Class A Shares

--------------------------------------------------- ------------------- ----------------- ----------------------------
Amount Purchased                                     As a % of Amount      As a % of        Commission to Financial
                                                         Invested        Offering Price    Representative as a % of
                                                                                                Offering Price
--------------------------------------------------- ------------------- ----------------- ----------------------------
Less than $50,000                                         6.10%              5.75%                   5.00%
--------------------------------------------------- ------------------- ----------------- ----------------------------
$50,000 to less than $100,000                             4.99%              4.75%                   4.00%
--------------------------------------------------- ------------------- ----------------- ----------------------------
$100,000 to less than $250,000                            3.90%              3.75%                   3.00%
--------------------------------------------------- ------------------- ----------------- ----------------------------
$250,000 to less than $500,000                            2.56%              2.50%                   2.00%
--------------------------------------------------- ------------------- ----------------- ----------------------------
$500,000 to less than $1,000,000                          2.04%              2.00%                   1.75%
--------------------------------------------------- ------------------- ----------------- ----------------------------
$1,000,000 or more                                          0*                 0                     1.00%**
--------------------------------------------------- ------------------- ----------------- ----------------------------

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).

**        The distributor may pay a financial representative a fee as follows:
          up to 1% on purchases up to and including $3 million, up to .50% on the next $47 million, and up to .25% on purchase amounts over $50 million.

                  From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares. Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Funds as defined in the Securities Act of 1933.

                  Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' Class A shares, Class B shares or Class C shares. Some may establish higher minimum investment requirements than set forth in the Prospectus. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold the Funds' Class A shares, Class B shares or Class C shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds and/or from CSAMSI or an affiliate for record keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from the Funds and/or from CSAMSI or an affiliate for these services. The Prospectus relating to Class A shares, Class B shares or Class C shares should be read in connection with such firms' material regarding their fees and services.

                  Reduced sales charges shown in the above schedules apply to the aggregate of purchases of Class A shares of the Funds made at one time by any "purchaser." The term "purchaser" includes:

     o an individual, the individual's spouse or domestic partner, and his or her children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

     o any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

     o a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member; and

     o a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and/or an immediate family member.

         INITIAL SALES CHARGES WAIVERS. The initial sales charge may be waived for the following shareholders or transactions: (1) investment advisory clients of the Adviser; (2) officers, current and former Trustees of the Funds, current and former directors or trustees of other investment companies managed by the CSAM or its affiliates, officers, directors and full-time employees of CSAM or its affiliates ("Related Entities"); or the spouse, siblings, children, parents or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Funds); (3) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the Funds); (4) shares purchased by RIAs on behalf of fee-based accounts or by broker-dealers that have sales agreements with the Funds and for which shares have been purchased on behalf of wrap fee client accounts and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services; (5) shareholders who received shares in the Credit Suisse Funds as a result of the merger of Neuwirth Fund, Inc., Pine Street Fund, Inc. or deVegh Mutual Fund, Inc., and who have maintained their investment in such shares; (6) shares purchased for 401(k) Plans, 403(b) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans; (7) Class B shares which are automatically converted to Class A shares; and (8) Class A shares acquired when dividends and distributions are reinvested in the Funds.

                  For the fiscal year ended October 31, 2002, CSAMSI received $23,621, $76,255 and $164,658 on the sale of Class A shares of Tax Efficient Fund, Large Cap Value Fund and Small Cap Value Fund, respectively, of which CSAMSI retained $3,372, $11,137 and $22,833, respectively. For the fiscal year ended October 31, 2002, CSAMSI received no contingent deferred sales charges on redemptions of Class A shares of Tax Efficient Fund, Large Cap Value

Fund and Small Cap Value Fund. For the fiscal year ended October 31, 2002, CSAMSI received $99,758, $38,231 and $24,281 in contingent deferred sales charges on redemptions of Class B shares, respectively, of Tax Efficient Fund, Large Cap Value Fund and Small Cap Value Fund. For the fiscal year ended October 31, 2002, CSAMSI received $3,221, $1,293 and $6,615 in contingent deferred sales charges on redemptions of Class C shares of Tax Efficient Fund, Large Cap Value Fund and Small Cap Value Fund, respectively.

                  REDEMPTIONS

                  GENERAL. Shares of the Funds may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Funds of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class B and Class C shares of the Funds, and certain redemptions of Class A shares of the Funds.

                  Under the 1940 Act, a Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

                  If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90- day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.

                  AUTOMATIC CASH WITHDRAWAL PLAN. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the relevant Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund. As described in the Prospectus, certain withdrawals under the Plan for the holder of Class A shares, Class B shares, and Class C shares of the Funds may be subject to a deferred sales charge.

     SPECIAL PROVISIONS APPLICABLE TO EACH FUND'S CLASS B AND CLASS C SHARES
ONLY.

           The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:


                                              Contingent Deferred
                                          Sales Charge as a Percentage
                                           of the Lesser of Dollars
          Year Since Purchase               Invested or Redemption
            Payment Made                          Proceeds
            ------------                          --------
First............................                   4.0%
Second...........................                   3.0%
Third............................                   2.0%
Fourth...........................                   1.0%
After Fourth.....................                   0.0%


                  For U.S. federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

                  CONTINGENT DEFERRED SALES CHARGE - GENERAL. The following example will illustrate the operation of the contingent deferred sales charge on Class B shares. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

                  The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received. For example, an investment made on September 10, 2002 will be eligible for the second year's charge if redeemed on or after October 1, 2003. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. CSAMSI receives any contingent deferred sales charge directly.

                  The CDSC applicable to redemptions of Class C shares made within one year from the original date of purchase of such shares is waived for donor-advised charitable funds advised or sponsored by CSAM or its affiliates.

                  A limited Contingent Deferred Sales Charge ("Limited CDSC") is imposed by each of the Funds upon redemptions of Class A shares made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid any commission to the financial representative. The Limited CDSC also applies to redemptions of shares of other funds into which such Class A share are exchanged.

                               EXCHANGE PRIVILEGE

                  An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. A Common shareholder of a Fund may exchange Common shares of the Fund for Common shares of another Credit Suisse Fund at their respective net asset values. An Advisor shareholder of the Large Cap Value Fund may exchange Advisor shares of the Fund for Advisor shares of another Credit Suisse Fund at their respective net asset values. Class A, Class B or Class C shareholder of a Fund may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge differential, or for shares of a Credit Suisse money market fund, without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares.

                  If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and, except for exchanges of Class A shares, Class B shares or Class C shares, will be effected without a sales charge. The Funds may refuse exchange purchases at any time without prior notice. Certain Credit Suisse Funds into which shares are exchanged may required that the shareholder hold the shares for 12 months to avoid a Limited CDSC.

                  The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for U.S. federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 800-927-2874.

                  The Funds reserve the right to refuse exchange purchases by any person or group if, in CSAM's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Funds reserve the right to terminate or modify the exchange privilege at any time upon 60 days notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund by U.S. persons. This summary does not address all of the potential federal income tax consequences that may be applicable to the Funds or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

                  THE FUNDS AND THEIR INVESTMENTS

                  Each Fund intends to continue to qualify to be treated as a regulated investment company ("RIC") each taxable year under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

                  As a RIC, each Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. Each Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

                  The Code imposes a 4% nondeductible excise tax on each Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its ordinary investment income for that year and at least 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

                  If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e. the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

                   Special Tax Considerations
                   --------------------------

                  The following discussion relates to the particular U.S. federal income tax consequences of the investment policies of the Funds.

                  Fund Investments in General. A Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in a short sale against the box or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

                  A Fund's investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal income tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

                  Constructive Sales. The "constructive sale" provisions of the Code apply to activities by the Funds that lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a future or forward contract. The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when a Fund holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these rules may cause a Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

                  Options. If a Fund writes a covered put or call option, it generally will not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the Fund generally will recognize short-term capital gain. If the option is exercised, the premium is included in the consideration received by the Fund in determining the capital gain or loss recognized in the resultant sale.

                  Straddles. The options transactions that the Funds enter into may result in "straddles" for U.S. federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Funds for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the "required distribution" that the Funds must make in order to avoid federal excise tax. Furthermore, in determining their investment company taxable income, the Funds may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Funds of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Funds are uncertain which (if any) of these elections they will make.

                  Swaps. As a result of entering into index swaps, the Funds may make or receive periodic net payments. They may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year).

                  Section 1256 Contracts. A Fund's investment in so-called "section 1256 contracts" such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

                  Foreign Currency Transactions. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the Asset Diversification Requirement.

                  Under Section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, a Fund may elect capital gain or loss treatment for such transactions. Alternatively, a Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to Section 988 of the Code will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to Section 988 of the Code exceed other investment company taxable income during a taxable year, a Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.

                  Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by the Fund will reduce the return from the Fund's investments.

                  Passive Foreign Investment Companies. If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

                  If a Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

                  Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

                  Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

TAXATION OF U.S. SHAREHOLDERS

                  Dividends and Distributions. Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

                  Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount,
(b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

                  Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

                  Under a recently enacted law, however, special rules apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years ending on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividends; or (ii) the portion of the regular dividends paid by a Fund to an individual in a particular taxable year that is attributable to qualified dividends received by the Fund in that taxable year if such qualified dividends account for less than 95% of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividends" generally means dividends received by a Fund after December 31, 2002 from U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividends do not include any dividends received from tax exempt corporations. Also, dividends received by a Fund from a real property investment trust ("REIT") or another RIC generally are qualified dividends only to the extent the dividend distributions are made out of qualified dividends received by such REIT or other RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends.

                  We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

                  If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the "extraordinary dividend" was paid, then the loss will be long-term capital loss to the extent of such "extraordinary dividend." An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

                  Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of that Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

                  Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

                  Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

                  Foreign Tax Credit. A Fund may elect for U.S. income tax purposes to treat foreign taxes paid by it as paid by its shareholders if more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make such an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, a Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

                  Backup Withholding. A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

                  Notices. Shareholders will receive, if appropriate, various written notices after the close of each Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

                  Other Taxes. Distributions may also be subject to additional state, local and foreign tax depending on each shareholder's particular situation.

                  THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND.

                          DETERMINATION OF PERFORMANCE

                  From time to time, a Fund may quote the total return of its shares in advertisements or in reports and other communications to shareholders. Funds that meet the size requirements for listing in The Wall Street Journal are listed under the heading "Credit Suisse Common" for Common Class shares, "Credit Suisse ADV" for Advisor Class shares and "Credit Suisse ABC" for Class A, Class B and Class C shares. Current total return figures may be obtained by calling Credit Suisse Funds at 800-927-2874.

                  AVERAGE ANNUAL TOTAL RETURNS

                  Average annual total return figures show the average percentage change in value of an investment in a Fund from the beginning of the measurement period to the end of the measurement period. The figures reflect changes in the price of the Fund's shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

                  Each Fund that advertises its "average annual total return" computes such return separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

               n
         P(1+T) = ERV

         Where:            P = hypothetical initial payment of $1,000;

                           T = average annual total return;

                           n = number of years; and

                           ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof).

                  Each Fund that advertises its "aggregate total return" computes such returns separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total Return = [(ERV) - l]
                            P

                  The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formulas) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. It is also assumed that with respect to the Class A shares of the Funds, the maximum initial sales charge of 5.75% was deducted at the time of investment and with respect to the Class B and Class C shares at the end of the relevant periods, the entire amount was redeemed and the appropriate CDSC, if any, was deducted. Investors should note that this performance may not be representative of the Funds' total returns in longer market cycles.

                  When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of any Fund's return over a longer market cycle. A Fund may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the relevant Fund for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs, and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

                  With respect to a Fund's Common, Class A, Class B and Class C Shares, the Funds' average annual total returns for the indicated periods ended October 31, 2002 were as follows (performance figures calculated without waiver by a Fund's service provider(s), if any, are noted in italics). Performance figures for the Advisor shares of the Large Cap Value Fund are not shown because they have less than one year of performance.


                                  TOTAL RETURN
                                  ------------
                                  COMMON SHARES

                                                                                                   Period from the
                                                                                                   Commencement of
              Fund                     One-Year            Five-Year            Ten-Year             Operations
--------------------                 -------------      ----------------    ----------------      -----------------
Small Cap Value Fund                      0.61%                 N/A                 N/A                  7.08%
Large Cap Value Fund                     -7.63%                 N/A                 N/A                 -4.54%
Tax Efficient Fund                      -18.89%                 N/A                 N/A                -22.10%


                                 CLASS A SHARES

                                                                                                   Period from the
                                                                                                   Commencement of
              Fund                     One-Year            Five-Year            Ten-Year             Operations
--------------------                 -------------      ----------------    ----------------      -----------------
Tax Efficient Fund                      -23.51%              -0.51%                7.08%                 7.48%
Large Cap Value Fund                    -12.95%               2.91%               10.12%                11.27%
Small Cap Value Fund                     -5.10%               3.48%               10.06%                12.64%


                                 CLASS B SHARES

                                                                                                   Period from the
                                                                                                   Commencement of
              Fund                     One-Year            Five-Year            Ten-Year             Operations
--------------------                 -------------      ----------------    ----------------      -----------------
Tax Efficient Fund                      -22.71%              -0.07%                 N/A                 4.40%
Large Cap Value Fund                    -11.66%               3.40%                 N/A                 7.78%
Small Cap Value Fund                     -3.57%              -3.92%                 N/A                 8.07%


                                 CLASS C SHARES
                                                                                                   Period from the
                                                                                                   Commencement of
              Fund                     One-Year            Five-Year            Ten-Year             Operations
--------------------                 -------------      ----------------    ----------------      -----------------
Tax Efficient Fund                      -20.30%                 N/A                 N/A                -17.06%
Large Cap Value Fund                     -9.19%                 N/A                 N/A                 -2.30%
Small Cap Value Fund                     -0.95%                 N/A                 N/A                 10.81%


                  From time to time, Fund service providers may have voluntarily agreed to waive all or a portion of their fees and reimburse some Fund expenses. The performance figures above reflect the impact of these waivers and expense reimbursements, if any. Performance figures would be lower, perhaps materially so, if they were calculated without reflecting the impact of fee waivers and/or expense reimbursements.

                  Each Fund may advertise, from time to time, comparisons of its performance with that of one or more other mutual funds with similar investment objectives. A Fund may advertise average annual calendar-year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the second immediately preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Fund's total return in longer market cycles.

                  The Funds may also from time to time include in advertising an aggregate total return figure or a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Inc., CDA/Wiesenberger Investment Technologies, Inc. or Wiesenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, as appropriate, a Fund may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. The Funds do not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Funds will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                  YIELD

                  Certain Funds may advertise a 30-day (or one month) yield. Such yields are calculated separately for each class of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:
                                                       a - b   6
                                            YIELD = 2[(     +1) - 1)
                                                       cd

Where:   a =   dividends and interest earned by a Fund during the period;
         b =   expenses accrued for the period (net of reimbursements);
         c =   average daily number of shares outstanding during the period, entitled to receive dividends; and
         d =   maximum offering price per share on the last day of the period.

                  For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

                  With respect to receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or
(b) not to amortize discount or premium on the remaining security.

                  AFTER-TAX RETURN

                  From time to time the Funds may include after-tax performance information in advertisements. To the extent the Funds include such information, it will be computed according to the following formulas:

Average Annual Total Return (After Taxes on Distributions)
---------------------------------------------------------

                                        n
                                P(1 + T) = ATV
                                              D

Where:    P     =    a hypothetical initial payment of $1,000.

          T     =    average annual total return (after taxes on distributions).

          n     =    number of years.

          ATV   =    ending value of a hypothetical $1,000 investment made
             D       at the beginning of the 1-, 5- or 10-year period at the
                     end of the 1-, 5- or 10-year (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

                  Performance figures for the Advisor shares of the Large Cap Value Fund are not shown because they have less than one year of performance.

                  The average annual total returns (after taxes on distributions) for each Fund's Common Class shares for the periods ended October 31, 2002 were as follows:


---------------------------------- ------------- ------------- ------------- ------------- ---------------------------
FUND                                  1 YEAR        3 YEAR        5 YEAR       10 YEAR          SINCE INCEPTION
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
Small Cap Value Fund                  -2.68%         N/A           N/A           N/A           3.70%        8/1/00
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
Large Cap Value Fund                  -9.43%         N/A           N/A           N/A          -6.30%        8/1/00
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
Tax Efficient Fund                   -18.89%         N/A           N/A           N/A         -22.41%        8/1/00
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------

                  The average annual total returns (after taxes on distributions) for each Fund's Class A shares for the periods ended October 31, 2002 were as follows:


---------------------------------- ------------- ------------- ------------- ------------- ---------------------------
FUND                                  1 YEAR        3 YEAR        5 YEAR       10 YEAR          SINCE INCEPTION
---------------------------------- ------------- ------------- ------------- ------------- ---------------------------
Tax Efficient Fund                   -23.51%       -15.59%        -1.39%        5.25%          5.63%       12/15/86
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
Large Cap Value                      -14.64%        -6.90%         1.20%        8.05%          8.95%       9/19/39
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
Small Cap Value                       -8.16%         4.78%         1.13%        7.84%         10.63%        2/8/67
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------

                  The average annual total returns (after taxes on distributions) for each Fund's Class B shares for the periods ended October 31, 2002 were as follows:


---------------------------------- ------------- ------------- ------------- ------------- ---------------------------
FUND                                  1 YEAR        3 YEAR        5 YEAR       10 YEAR          SINCE INCEPTION
---------------------------------- ------------- ------------- ------------- ------------- ---------------------------
Tax Efficient Fund                   -22.71%       -15.08%        -0.96%        5.36%          3.26%       2/28/96
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
Large Cap Value                      -13.22%        -6.06%         1.91%           N/A         6.09%       2/28/96
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
Small Cap Value                       -6.87%         5.52%         1.59%           N/A         6.03%       2/28/96
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------


                 The average annual total returns (after taxes on distributions) for each Fund's Class C shares for the periods ended October 31, 2002 were as follows:


---------------------------------- ------------- ------------- ------------- ------------- ---------------------------
FUND                                  1 YEAR        3 YEAR        5 YEAR       10 YEAR          SINCE INCEPTION
---------------------------------- ------------- ------------- ------------- ------------- ---------------------------
Tax Efficient Fund                   -20.30%       -14.80%        -0.84%        5.54%        -17.35%       2/28/00
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
Large Cap Value                      -10.77%           N/A           N/A           N/A        -3.64%       2/28/00
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
Small Cap Value                       -4.25%           N/A           N/A           N/A         7.82%       2/28/00
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTION AND REDEMPTIONS)

                                        n
                                P(1 + T) = ATV
                                              DR

Where:  P   =    a hypothetical initial payment of $1,000.

        T   =    average annual total return (after taxes on distributions and redemption).

        n   =    number of years.

      ATV   =    ending value of a hypothetical $1,000 investment made at the
         DR      beginning of the 1-, 5- or 10-year period at the end of the
                 1-, 5- or 10-year (or fractional portion thereof), after taxes on fund distributions and redemption.

                  Performance figures for the Advisor shares of the Large Cap Value Fund are not shown because they have not commenced operations as of the date hereof.

                  The average annual total returns (after taxes on distributions and redemptions of Fund shares) for the Common Class shares for the periods ended October 31, 2002 were as follows:


---------------------------------- ------------- ------------- ------------- ------------- ---------------------------
FUND                                  1 YEAR        3 YEAR        5 YEAR       10 YEAR          SINCE INCEPTION
---------------------------------- ------------- ------------- ------------- ------------- ---------------------------
Small Cap Value Fund                   2.19%         N/A           N/A           N/A           4.95%        8/1/00
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
Large Cap Value Fund                  -2.98%         N/A           N/A           N/A          -3.49%        8/1/00
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
Tax Efficient Fund                   -11.60%         N/A           N/A           N/A         -16.94%        8/1/00
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------

                  The average annual total returns (after taxes on distributions and redemptions of Fund shares) for each Fund's Class A shares for the periods ended October 31, 2002 were as follows:


---------------------------------- ------------- ------------- ------------- ------------- ---------------------------
FUND                                  1 YEAR        3 YEAR        5 YEAR       10 YEAR          SINCE INCEPTION
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
Tax Efficient Fund                   -14.43%       -11.22%       -0.28%         5.28%         5.57%        12/15/86
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
Large Cap Value                       -6.34%        -4.16%        2.28%         7.85%         8.89%        9/19/49
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
Small Cap Value                       -1.43%         5.78%        2.15%         7.57%        10.41%         2/8/67
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------

                  The average annual total returns (after taxes on distributions and redemptions of Fund shares) for each Fund's Class B shares for the periods ended October 31, 2002 were as follows:


---------------------------------- ------------- ------------- ------------- ------------- ---------------------------
FUND                                  1 YEAR        3 YEAR        5 YEAR       10 YEAR          SINCE INCEPTION
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
Tax Efficient Fund                   -13.94%       -10.78%         0.10%        5.42%          3.54%       2/28/96
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
Large Cap Value                       -5.45%        -3.03%         2.82%         N/A           6.23%       2/28/96
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
Small Cap Value                       -0.30%         6.49%         2.56%         N/A           6.08%       2/28/96
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------

                  The average annual total returns (after taxes on distributions and redemptions of Fund shares) for each Fund's Class C shares for the periods ended October 31, 2002 were as follows:


---------------------------------- ------------- ------------- ------------- ------------- ---------------------------
FUND                                  1 YEAR        3 YEAR        5 YEAR       10 YEAR          SINCE INCEPTION
---------------------------------- ------------- ------------- ------------- ------------- ---------------------------
Tax Efficient Fund                   -12.46%         N/A           N/A           N/A        -13.04%       2/8/00
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
Large Cap Value                       -3.92%         N/A           N/A           N/A         -1.63%       2/28/00
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
Small Cap Value                        1.31%         N/A           N/A           N/A          8.14%       2/28/00
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------

                  The performance of a class of Fund shares will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by financial representatives directly to their customers in connection with investments in Fund shares are not reflected in a Fund's total return, and such fees, if charged, will reduce the actual return received by customers on their investments.

                  In addition, reference may be made in advertising a class of Fund shares to opinions of Wall Street economists and analysts regarding economic cycles and their effects historically on the performance of small companies, both as a class and relative to other investments. A Fund may also discuss its beta, or volatility relative to the market, and make reference to its relative performance in various market cycles in the United States.

                  A Fund may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper, Inc. or similar investment services that monitor the performance of mutual funds; (ii) in the case of the Tax Efficient Fund, with the S&P 500 Index, and with appropriate indices prepared by Frank Russell Company relating to the securities represented by the Fund; and in the case of the Large Cap Value Fund, with the Russell 1000 Value Index and with other appropriate indices prepared by Frank Russell Company relating to securities represented by the Fund; in the case of the Small Cap Value Fund, with the Russell 2000 Index, the Russell 2000 Value Index and with other appropriate indices prepared by Frank Russell Company relating to the securities represented by the Fund. A Fund may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Fund may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper, Inc. or similar investment services that monitor mutual funds.

                  In reports or other communications to investors or in advertising, each Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. In addition, a Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Fund with respect to relevant market and industry benchmarks. Each Fund may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

                  PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, 2100 Market Street, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund. The financial statements for the fiscal years ended October 31, 2001 and October 31, 2002 that are incorporated by reference in this Statement of Additional Information have been audited by PwC, whose report thereon appears elsewhere herein and have been incorporated by reference herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing. The financial statements from the Fund's inception through the fiscal year ended October 31, 2000 were audited by the Fund's previous accountants.

                  Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as counsel for each Fund and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS

                  As of July 7, 2003, the names, address and percentage of ownership of other persons that control a Fund (within the meaning of the rules and regulations under the 1940 Act) or own of record 5% or more of a class of each Fund's outstanding shares were as follows:


                                                 CLASS        CLASS        CLASS         COMMON           ADVISOR
                                                   A            B            C            CLASS            CLASS
                                                --------    ---------   -----------   -----------        ---------
TAX EFFICIENT FUND
------------------
Brian R. Treglown                                                                         6.42%
6236 N. Wayne Avenue
Chicago, IL 60660-1913

Pershing LLC*                                                              6.28%
P.O. Box 2052
Jersey City, NJ 07303-2052

Pershing LLC*                                                              6.12%
P.O. Box 2052
Jersey City, NJ 07303-2052



                                       78

                                                 CLASS        CLASS        CLASS         COMMON           ADVISOR
                                                   A            B            C            CLASS            CLASS
                                                --------    ---------   -----------   -----------        ---------
TAX EFFICIENT FUND
------------------
Charles Schwab & Co., Inc. *                     16.22%
Special Custody Account
for the Exclusive Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4

Ronald J. Stein                                                                          12.18%
28 Douglass Street
Brooklyn, NY 11231-4714

Key Investments LLC                                                                       9.47%
600 Krystal Bldg.
1 Union Square
Chattanooga, TN 37402-2505

Pershing LLC*                                                              8.98%
P.O. Box 2052
Jersey City, NJ 07303-2052

State Street Bank & Trust Co. Cust.                                                       8.48%
IRA of Ronald J. Stein
28 Douglass Street
Brooklyn, NY 11231-4714

Pershing LLC*                                                              7.39%
P.O. Box 2052
Jersey City, NJ 07303-2052

Merrill Lynch Pierce Fenner & Smith Inc. *                                 5.88%
Building 1 Team A FL 2
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486

SMALL CAP VALUE FUND
--------------------

Fidelity Investment Institutional*                                                       32.48%
Operations CNT as Agent for CERTA
Employee Benefit Plans
100 Magellan Way
Covington, KY  41015

Charles Schwab & Co., Inc. *                                                             26.31%
Special Custody Account for
the Exclusive Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4



                                       79


                                                 CLASS        CLASS        CLASS         COMMON           ADVISOR
                                                   A            B            C            CLASS            CLASS
                                                --------    ---------   -----------   -----------        ---------

TAX EFFICIENT FUND
-------------------

Nat'l Financial SVCS Corp. *                                                              7.20%
FBO Customers
A/C# SV8849-8436
P.O. Box 3908
Church St. Station
New York, NY 10008-3908

Merrill Lynch Pierce Fenner & Smith Inc. *                                 5.71%
Building 1 Team A FL 2
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486

*The Fund believes these entities are not the beneficial owners held of record by them.



                              FINANCIAL STATEMENTS

                  Each Fund's audited Annual Report(s), dated October 31, 2002, and the unaudited Semi-Annual Report for Tax Efficient Fund and Large Cap Value Fund dated April 30, 2003, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the Fund included therein. Each Fund will furnish without charge a copy of the annual and semi-annual reports upon request by calling Credit Suisse Funds at 800-927-2874.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings
------------------------

                  Commercial paper rated A-1 by the Standard & Poor's Division of the McGraw-Hill Companies, Inc. ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings
----------------------

                  The following summarizes the ratings used by S&P for corporate bonds:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                  BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the ratings used by Moody's for corporate bonds:

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated as Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Note Ratings
-----------------------

                  The following summarizes the two highest ratings used by S&P for short-term notes:

                  SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

                  SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

                  The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

                  MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                  MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Municipal Obligations Ratings
-----------------------------

                  The following summarizes the ratings used by S&P for Municipal
Obligations:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                  BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the highest four municipal ratings used by Moody's:

                  Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds which are rated as Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  NOTE: Those bonds in the AA, A, BAA, BA and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols AA1, A1, BAA1, BA1, and B1.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE FUNDS
ANNUAL REPORT

AUGUST 31, 2002

 - CREDIT SUISSE
   SELECT EQUITY FUND

MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS DOCUMENT AND WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-927-2874 OR BY WRITING TO CREDIT SUISSE FUNDS, P.O. BOX 9030, BOSTON, MA 02205-9030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT 466 LEXINGTON AVE., NEW YORK, NY 10017-3147. CREDIT SUISSE FUNDS ARE ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.

THE FUND'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE FUND'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF AUGUST 31, 2002; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE SELECT EQUITY FUND
PORTFOLIO MANAGER'S LETTER
August 31, 2002

                                                                 October 1, 2002

Dear Shareholder:

     For the 12 months ended August 31, 2002, the Common Class Shares, Institutional Shares, Class A Shares (without sales charge)(1), Class B Shares (without contingent deferred sales charge)(1) and Class C Shares (without contingent deferred sales charge)(1) of Credit Suisse Select Equity Fund(2,3) (the "Fund") had losses of 20.21%, 19.98%, 20.13%, 20.75% and 21.03%
respectively, vs. a decline of 17.99% for the S&P 500 Index.(4)

     The period was a poor one for equities. While the economy showed surprising resilience in the wake of September 11, helping markets to rally in late 2001, sentiment deteriorated in 2002. This was largely due to widespread concerns over accounting and corporate-governance issues, lackluster profit growth, and increasingly mixed signals about the economy's prospects heading toward 2003. There were few places to hide, with even many traditionally defensive sectors posting significant losses. Technology and telecommunications stocks were the worst performers, spiraling further downward in the wake of their strong surge in the late 1990s.

     Against this backdrop, the Fund lost value and marginally underperformed its benchmark. The Fund was hurt by the broad decline in equities and by weakness in certain areas, chiefly the media sector. On the positive side, the Fund was aided by its continued underweighting in the technology and telecommunications sectors, a reflection of the tepid business spending and overcapacity, respectively, we see within many of these companies. The Fund was also helped by good stock selection in the health-care area.

     Looking ahead, we believe that the economy should remain on a growth path, avoiding a "double dip" recession. However, we also believe that the recovery will be a modest one for at least several quarters. Until growth turns more substantial, we expect the general profit, revenue, and capital-expenditure backdrop to remain less than robust as well, potentially restraining equity markets for a while. Ongoing accounting worries could also weigh on stocks, as could heightened geopolitical risk.

     Amid the uncertainty, we will, as always, focus on companies that we deem to have positive or improving return on invested capital, which we see as crucial to fueling longer-term growth and creating shareholder value. In terms of sector allocation, we intend to maintain exposure to companies that we believe will perform better than the broad market in the context of our economic viewpoint. These include specific energy, materials and industrial companies that we think have compelling valuations at present (we were significantly overweighted in energy at the end of the period).

     Elsewhere of note, we continue to see opportunities in a variety of other sectors, such as health-care. We ended the period with a roughly neutral weighting in the consumer area, broadly defined, but with limited exposure to retail companies. We continue to closely monitor the consumer's sentiment and spending prospects, and will adjust the Fund's exposure as we deem appropriate. We expect to remain underweighted in technology, at least until capital expenditures pick up, and will likely continue to avoid telecommunications companies. We maintain a positive outlook on certain financial-services companies (e.g., large insurers), but intend to remain underweighted here based on broad credit-quality concerns.

Sincerely yours,

D. Susan Everly
Portfolio Manager

Credit Suisse Asset Management, LLC (CSAM)

      THE FUND IS PERMITTED TO INVEST A GREATER PROPORTION OF ITS ASSETS IN THE SECURITIES OF A SMALLER NUMBER OF ISSUERS. AS A RESULT, THE FUND MAY BE SUBJECT TO GREATER VOLATILITY WITH RESPECT TO ITS RESPECTIVE PORTFOLIO SECURITIES THAN A FUND THAT IS MORE BROADLY DIVERSIFIED.

         COMPARISON OF CHANGE IN VALUE OF $3 MILLION INVESTMENT IN THE CREDIT SUISSE SELECT EQUITY FUND(2,3) INSTITUTIONAL CLASS AND
          THE S&P 500 INDEX(4) FROM INCEPTION (07/31/98). (UNAUDITED)

[CHART]
Credit Suisse Institutional Shares -- $3,265,800
S&P 500 Index(4) -- $2,560,558

                                     CREDIT SUISSE
                                  INSTITUTIONAL SHARES                  S&P 500 INDEX(4)
      7/98                            $3,000,000                          $2,967,610
      8/98                            $2,634,013                          $2,539,170
      9/98                            $2,820,009                          $2,701,269
     10/98                            $3,190,011                          $2,921,072
     11/98                            $3,434,015                          $3,098,264
     12/98                            $3,580,921                          $3,276,693
      1/99                            $3,602,925                          $3,413,659
      2/99                            $3,530,798                          $3,307,597
      3/99                            $3,787,018                          $3,439,901
      4/99                            $3,973,342                          $3,573,094
      5/99                            $3,823,122                          $3,488,733
      6/99                            $4,073,423                          $3,682,706
      7/99                            $3,887,159                          $3,567,622
      8/99                            $4,075,368                          $3,549,998
      9/99                            $3,931,246                          $3,452,692
     10/99                            $4,134,572                          $3,671,179
     11/99                            $4,431,649                          $3,746,291
     12/99                            $4,574,698                          $3,966,535
      1/00                            $4,417,553                          $3,767,257
      2/00                            $4,585,918                          $3,696,018
      3/00                            $4,990,103                          $4,057,599
      4/00                            $5,057,463                          $3,935,547
      5/00                            $5,060,330                          $3,854,789
      6/00                            $5,164,215                          $3,949,848
      7/00                            $5,133,456                          $3,888,112
      8/00                            $5,402,930                          $4,129,486
      9/00                            $5,341,177                          $3,911,491
     10/00                            $5,394,545                          $3,894,945
     11/00                            $4,900,601                          $3,587,868
     12/00                            $4,840,112                          $3,605,412
      1/01                            $5,048,715                          $3,733,332
      2/01                            $4,546,848                          $3,392,927
      3/01                            $4,126,605                          $3,177,985
      4/01                            $4,441,050                          $3,424,946
      5/01                            $4,330,050                          $3,447,894
      6/01                            $4,465,385                          $3,363,972
      7/01                            $4,320,280                          $3,330,870
      8/01                            $4,081,526                          $3,122,358
      9/01                            $3,703,600                          $2,870,227
     10/01                            $3,767,110                          $2,924,963
     11/01                            $4,132,946                          $3,149,337
     12/01                            $4,112,248                          $3,176,925
      1/02                            $4,033,341                          $3,130,573
      2/02                            $3,912,116                          $3,070,216
      3/02                            $4,039,600                          $3,185,687
      4/02                            $3,820,879                          $2,992,539
      5/02                            $3,872,384                          $2,970,514
      6/02                            $3,569,021                          $2,758,924
      7/02                            $3,265,655                          $2,543,921
      8/02                            $3,265,500                          $2,560,558

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
        CREDIT SUISSE SELECT EQUITY FUND(2,3) COMMON CLASS SHARES AND THE
             S&P 500 INDEX(4) FROM INCEPTION (10/30/98). (UNAUDITED)

[CHART]

Credit Suisse Common Shares -- $10,118
S&P 500 Index(4) -- $8,766

                                CREDIT SUISSE
                                COMMON SHARES               S&P 500 INDEX(4)
     10/98                         $10,000                      $10,000
     11/98                         $10,765                      $10,607
     12/98                         $11,220                      $11,217
      1/99                         $11,289                      $11,686
      2/99                         $11,056                      $11,323
      3/99                         $11,634                      $11,776
      4/99                         $12,437                      $12,232
      5/99                         $11,960                      $11,943
      6/99                         $12,744                      $12,607
      7/99                         $12,154                      $12,213
      8/99                         $12,619                      $12,153
      9/99                         $12,286                      $11,820
     10/99                         $12,929                      $12,568
     11/99                         $13,844                      $12,825
     12/99                         $14,292                      $13,579
      1/00                         $13,782                      $12,897
      2/00                         $14,310                      $12,653
      3/00                         $15,568                      $13,891
      4/00                         $15,779                      $13,473
      5/00                         $15,779                      $13,196
      6/00                         $16,105                      $13,522
      7/00                         $15,999                      $13,311
      8/00                         $16,836                      $14,137
      9/00                         $16,642                      $13,391
     10/00                         $16,809                      $13,334
     11/00                         $15,260                      $12,283
     12/00                         $15,076                      $12,343
      1/01                         $15,720                      $12,781
      2/01                         $14,148                      $11,615
      3/01                         $12,841                      $10,880
      4/01                         $13,817                      $11,725
      5/01                         $14,148                      $11,804
      6/01                         $13,892                      $11,516
      7/01                         $13,438                      $11,403
      8/01                         $12,680                      $10,689
      9/01                         $11,506                       $9,826
     10/01                         $11,695                      $10,013
     11/01                         $12,832                      $10,781
     12/01                         $12,766                      $10,876
      1/02                         $12,529                      $10,717
      2/02                         $12,140                      $10,511
      3/02                         $12,538                      $10,906
      4/02                         $11,854                      $10,245
      5/02                         $12,016                      $10,169
      6/02                         $11,066                       $9,445
      7/02                         $10,127                       $8,709
      8/02                         $10,118                       $8,766

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
        CREDIT SUISSE SELECT EQUITY FUND(2,3) CLASS A SHARES(1) AND THE
            S&P 500 INDEX(4) FROM INCEPTION (07/31/01). (UNAUDITED)

[CHART]

Credit Suisse Class A Shares(1) -- $7,101
S&P 500 Index(4) -- $7,687

                                CREDIT SUISSE
                                CLASS A SHARES(1)          S&P 500 INDEX(4)
      7/01                         $9,425                     $10,000
      8/01                         $8,893                      $9,374
      9/01                         $8,070                      $8,617
     10/01                         $8,210                      $8,781
     11/01                         $9,013                      $9,455
     12/01                         $8,961                      $9,538
      1/02                         $8,794                      $9,399
      2/02                         $8,521                      $9,217
      3/02                         $8,800                      $9,564
      4/02                         $8,320                      $8,984
      5/02                         $8,433                      $8,918
      6/02                         $7,767                      $8,283
      7/02                         $7,108                      $7,637
      8/02                         $7,101                      $7,687

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
         CREDIT SUISSE SELECT EQUITY FUND(2,3) CLASS B SHARES(1) AND THE
             S&P 500 INDEX(4) FROM INCEPTION (07/31/01). (UNAUDITED)

[CHART]

Credit Suisse Class B Shares(1) -- $7,249
S&P 500 Index(4) -- $7,687

                             CREDIT SUISSE
                             CLASS B SHARES(1)            S&P 500 INDEX(4)
      7/01                       $10,000                      $10,000
      8/01                        $9,429                       $9,374
      9/01                        $8,555                       $8,617
     10/01                        $8,696                       $8,781
     11/01                        $9,535                       $9,455
     12/01                        $9,477                       $9,538
      1/02                        $9,293                       $9,399
      2/02                        $8,997                       $9,217
      3/02                        $9,293                       $9,564
      4/02                        $8,778                       $8,984
      5/02                        $8,884                       $8,918
      6/02                        $8,179                       $8,283
      7/02                        $7,480                       $7,637
      8/02                        $7,249                       $7,687

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
         CREDIT SUISSE SELECT EQUITY FUND(2,3) CLASS C SHARES(1) AND THE
            S&P 500 INDEX(4) FROM INCEPTION (07/31/01). (UNAUDITED)

[CHART]

Credit Suisse Class C Shares(1) -- $7,452
S&P 500 Index(4) -- $7,687

                              CREDIT SUISSE
                            CLASS C SHARES(1)            S&P 500 INDEX(4)
     7/01                       $10,000                      $10,000
     8/01                        $9,436                       $9,374
     9/01                        $8,548                       $8,617
    10/01                        $8,682                       $8,781
    11/01                        $9,521                       $9,455
    12/01                        $9,463                       $9,538
     1/02                        $9,279                       $9,399
     2/02                        $8,990                       $9,217
     3/02                        $9,279                       $9,564
     4/02                        $8,764                       $8,984
     5/02                        $8,877                       $8,918
     6/02                        $8,179                       $8,283
     7/02                        $7,473                       $7,637
     8/02                        $7,452                       $7,687

Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                  AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2002

                                                                           INCEPTION
                                          1 YEAR          3 YEARS           TO DATE
                                          ------          -------          ---------
Common Class                              (20.21%)         (7.10%)             0.31%
Institutional Class                       (19.98%)         (6.81%)             2.10%
Class A Without Sales Charge              (20.13%)            --             (22.90%)
Class A With Maximum Sales
   Charge                                 (24.74%)            --             (27.00%)
Class B Without CDSC                      (20.75%)            --             (23.50%)
Class B With CDSC                         (23.91%)            --             (25.61%)
Class C Without CDSC                      (21.03%)            --             (23.70%)
Class C With CDSC                         (21.82%)            --             (23.70%)

                 AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2002

                                                                              INCEPTION
                                             1 YEAR         3 YEARS            TO DATE
                                            --------        --------          ---------
Common Class                                (21.71%)         (9.83%)            (2.63%)
Institutional Class                         (21.47%)         (9.56%)            (0.74%)
Class A Without Sales Charge                (21.63%)            --             (28.90%)
Class A With Maximum Sales
   Charge                                   (26.13%)            --             (32.42%)
Class B Without CDSC                        (22.30%)            --             (29.47%)
Class B With CDSC                           (25.41%)            --             (31.28%)
Class C Without CDSC                        (22.49%)            --             (29.66%)
Class C With CDSC                           (23.26%)            --             (29.66%)

----------

(1) Class A shares have a maximum front-end Sales Charge of 5.75%. Total return for Class A shares for the reporting period, based on offering price (with sales charge) was -24.74%. Total return for Class B shares for the reporting period, based on redemption value (including contingent deferred sales charge) was -23.91%. Total return for Class C shares for the reporting period, based on redemption value (including contingent deferred sales charge) was -21.82%.

(2) Name changed from Credit Suisse Warburg Pincus Focus Fund effective December 12, 2001.

(3) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

(4) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc. Investors cannot invest directly in an index.

CREDIT SUISSE SELECT EQUITY FUND
SCHEDULE OF INVESTMENTS
August 31, 2002

                                                                NUMBER OF
                                                                 SHARES       VALUE
                                                                ---------  -----------
COMMON STOCKS (98.0%)
AEROSPACE & DEFENSE (1.0%)
    United Technologies Corp.                                     2,000    $   118,780
                                                                           -----------
AIRLINES (1.0%)
    AMR Corp.*                                                   12,100        123,299
                                                                           -----------
BANKS (1.9%)
    Bank of America Corp.                                         3,300        231,264
                                                                           -----------
BEVERAGES (4.8%)
    Coca-Cola Co.                                                 3,848        196,248
    PepsiCo, Inc.                                                 9,606        379,917
                                                                           -----------
                                                                               576,165
                                                                           -----------
BIOTECHNOLOGY (0.7%)
    Gilead Sciences, Inc.*                                        2,574         82,574
                                                                           -----------
CHEMICALS (4.5%)
    Du Pont (E.I.) de Nemours & Co.                              12,600        507,906
    PPG Industries, Inc.                                            600         33,762
                                                                           -----------
                                                                               541,668
                                                                           -----------
COMMERCIAL SERVICES & SUPPLIES (4.8%)
    Cendant Corp.*                                               40,400        578,124
                                                                           -----------
COMMUNICATIONS EQUIPMENT (1.5%)
    Cisco Systems, Inc.*                                          4,400         60,808
    Motorola, Inc.                                                9,536        114,432
                                                                           -----------
                                                                               175,240
                                                                           -----------
COMPUTERS & PERIPHERALS (1.4%)
    Dell Computer Corp.*                                          6,300        167,643
                                                                           -----------
DIVERSIFIED FINANCIALS (7.5%)
    CIT Group, Inc.*                                              5,500        119,625
    Citigroup, Inc.                                               6,671        218,475
    Freddie Mac                                                   3,481        223,132
    Lehman Brothers Holdings, Inc.                                3,162        180,266
    The Goldman Sachs Group, Inc.                                 1,990        153,827
                                                                           -----------
                                                                               895,325
                                                                           -----------
ELECTRICAL EQUIPMENT (3.4%)
    Emerson Electric Co.                                          8,332        406,435
                                                                           -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
    Agilent Technologies, Inc.*                                   4,632         62,208
                                                                           -----------
HEALTHCARE EQUIPMENT & SUPPLIES (8.1%)
    Baxter International, Inc.                                    3,200        116,128
    Biomet, Inc.                                                 10,200        273,972
    Guidant Corp.*                                                1,400         51,520
    Medtronic, Inc.                                              12,700        522,986
                                                                           -----------
                                                                               964,606
                                                                           -----------

                 See Accompanying Notes to Financial Statements.

                                                                NUMBER OF
                                                                 SHARES       VALUE
                                                                ---------  -----------
COMMON STOCKS (CONTINUED)
HOTELS RESTAURANTS & LEISURE (2.2%)
    McDonald's Corp.                                             11,300    $   268,488
                                                                           -----------
INSURANCE (6.8%)
    AFLAC, Inc.                                                  12,300        376,503
    American International Group, Inc.                            7,014        440,479
    Travelers Property Casualty Corp. Class A*                        1             19
                                                                           -----------
                                                                               817,001
                                                                           -----------
MACHINERY (3.8%)
    Illinois Tool Works, Inc.                                     6,700        459,084
                                                                           -----------
MEDIA (7.4%)
    AOL Time Warner, Inc.*                                       17,100        216,315
    Clear Channel Communications, Inc.*                           8,700        297,366
    Viacom, Inc. Class B*                                         9,200        374,440
                                                                           -----------
                                                                               888,121
                                                                           -----------
METALS & MINING (2.2%)
    Alcoa, Inc.                                                  10,371        260,208
                                                                           -----------
OIL & GAS (7.7%)
    Burlington Resources, Inc.                                    1,400         53,858
    Conoco, Inc.                                                 21,300        522,915
    Exxon Mobil Corp.                                             9,600        340,320
                                                                           -----------
                                                                               917,093
                                                                           -----------
OIL & GAS EXPLORATION (2.7%)
    Transocean, Inc.                                             13,300        325,850
                                                                           -----------
PAPER & FOREST PRODUCTS (1.0%)
    International Paper Co.                                       3,000        112,950
                                                                           -----------
PERSONAL PRODUCTS (5.3%)
    Estee Lauder Companies, Inc. Class A                          3,900        116,805
    Gillette Co.                                                 16,540        521,506
                                                                           -----------
                                                                               638,311
                                                                           -----------
PHARMACEUTICALS (7.0%)
    Pfizer, Inc.                                                 17,500        578,900
    Pharmacia Corp.                                               5,862        256,170
                                                                           -----------
                                                                               835,070
                                                                           -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (4.1%)
    Intel Corp.                                                  14,700        245,049
    Novellus Systems, Inc.*                                       2,950         72,157
    Texas Instruments, Inc.                                       2,400         47,280
    Xilinx, Inc.*                                                 6,200        119,784
                                                                           -----------
                                                                               484,270
                                                                           -----------
SOFTWARE (3.5%)
    Microsoft Corp.*                                              8,500        417,180
                                                                           -----------

                 See Accompanying Notes to Financial Statements.

                                                                NUMBER OF
                                                                 SHARES       VALUE
                                                                ---------  -----------
COMMON STOCKS (CONTINUED)
SPECIALTY RETAIL (3.2%)
    Staples, Inc.*                                               17,200    $   239,080
    The Gap, Inc.                                                12,300        144,279
                                                                           -----------
                                                                               383,359
                                                                           -----------

TOTAL COMMON STOCKS (Cost $12,761,347)                                      11,730,316
                                                                           -----------
                                                                   PAR
                                                                  (000)
                                                                ---------
SHORT-TERM INVESTMENT (2.4%)
    State Street Bank and Trust Co. Euro Time Deposit, 1.688%,
    9/03/02 (Cost $287,000)                                        $287        287,000
                                                                           -----------

TOTAL INVESTMENTS AT VALUE (100.4%) (Cost $13,048,347)                      12,017,316

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.4%)                                  (50,583)
                                                                           -----------

NET ASSETS (100.0%)                                                        $11,966,733
                                                                           ===========

----------
*Non-income producing security.


                See Accompanying Notes to Financial Statements.

CREDIT SUISSE SELECT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
August 31, 2002


ASSETS
    Investments at value (Cost $13,048,347)                            $12,017,316
    Cash                                                                       774
    Receivable from investment adviser                                      37,373
    Dividend and interest receivable                                        22,136
    Receivable for fund shares sold                                         17,840
    Prepaid expenses and other assets                                       33,677
                                                                       -----------
      Total Assets                                                      12,129,116
                                                                       -----------

LIABILITIES
    Administrative services fee payable                                        576
    Payable for investments purchased                                      108,644
    Distribution fee payable                                                 1,764
    Other accrued expenses payable                                          51,399
                                                                       -----------
      Total Liabilities                                                    162,383
                                                                       -----------

NET ASSETS
    Capital stock, $0.001 par value                                          1,118
    Paid-in capital                                                     20,856,618
    Accumulated undistributed net investment income                          8,420
    Accumulated net realized loss on investments                        (7,868,392)
    Net unrealized depreciation from investments                        (1,031,031)
                                                                       -----------
      Net Assets                                                       $11,966,733
                                                                       ===========

COMMON SHARES
    Net assets                                                        $  4,544,949
    Shares outstanding                                                     426,404
                                                                       -----------
    Net asset value, offering price and redemption price per share          $10.66
                                                                            ======

INSTITUTIONAL SHARES
    Net assets                                                        $  6,067,374
    Shares outstanding                                                     563,589
                                                                       -----------
    Net asset value, offering price and redemption price per share          $10.77
                                                                            ======

A SHARES
    Net assets                                                         $   565,584
    Shares outstanding                                                      53,006
                                                                       -----------
    Net asset value and redemption price per share                          $10.67
                                                                            ======
    Maximum offering price per share (net asset value/(1-5.75%))            $11.32
                                                                            ======

B SHARES
    Net assets                                                         $   517,668
    Shares outstanding                                                      48,898
                                                                       -----------
    Net asset value and offering price per share                            $10.59
                                                                            ======

C SHARES
    Net assets                                                         $   271,158
    Shares outstanding                                                      25,682
                                                                       -----------
    Net asset value and offering price per share                            $10.56
                                                                            ======

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE SELECT EQUITY FUND
STATEMENT OF OPERATIONS
For the Year Ended August 31, 2002


INVESTMENT INCOME
    Dividends                                                         $    191,045
    Interest                                                                 7,990
    Securities Lending                                                         972
                                                                      ------------
      Total investment income                                              200,007
                                                                      ------------

EXPENSES
    Investment advisory fees                                               115,720
    Administrative services fees                                            15,496
    Distribution fees                                                       23,642
    Registration fees                                                      110,278
    Printing fees                                                           91,818
    Transfer agent fees                                                     51,715
    Legal fees                                                              23,863
    Custodian fees                                                          22,638
    Audit fees                                                              19,805
    Directors fees                                                          19,138
    Insurance expense                                                        3,892
    Interest expense                                                           781
    Miscellaneous expense                                                    7,005
                                                                      ------------
      Total expenses                                                       505,791
    Less: fees waived, expenses reimbursed and transfer agent offsets     (337,111)
                                                                      ------------
      Net expenses                                                         168,680
                                                                      ------------
       Net investment income                                                31,327
                                                                      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
    Net realized loss from investments                                  (3,325,266)
    Net change in unrealized depreciation from investments                 (44,108)
                                                                      ------------
    Net realized and unrealized loss from investments                   (3,369,374)
                                                                      ------------
    Net decrease in net assets resulting from operations              $ (3,338,047)
                                                                      ============

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE SELECT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                             FOR THE YEAR      FOR THE YEAR
                                                                                 ENDED             ENDED
                                                                            AUGUST 31, 2002    AUGUST 31, 2001
                                                                            ---------------    ---------------
FROM OPERATIONS
    Net investment income                                                    $    31,327       $    38,597
    Net realized loss from investments                                        (3,325,266)       (3,486,250)
    Net change in unrealized depreciation from investments                       (44,108)         (260,401)
                                                                             -----------       -----------
      Net decrease in net assets resulting from operations                    (3,338,047)       (3,708,054)
                                                                             -----------       -----------
FROM DIVIDENDS AND DISTRIBUTIONS
    Dividends from net investment income
      Common Class shares                                                         (7,183)           (8,382)
      Instititional Class shares                                                 (15,296)          (34,573)
      Class A shares                                                                (428)               --
    Distributions from net realized gains
      Common Class shares                                                         (9,471)         (294,273)
      Instititional Class shares                                                 (11,113)         (709,500)
      Class A shares                                                                (564)               --
      Class B shares                                                                (222)               --
      Class C shares                                                                (225)               --
                                                                             -----------       -----------
      Net decrease in net assets resulting from dividends and distributions      (44,502)       (1,046,728)
                                                                             -----------       -----------
FROM CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares                                               8,147,181         5,253,145
    Exchange value of shares due to merger                                            --         5,074,959
    Reinvestment of dividends and distributions                                   43,919         1,044,841
    Net asset value of shares redeemed                                        (8,617,828)       (4,257,799)
                                                                             -----------       -----------
      Net increase (decrease) in net assets from capital share transactions     (426,728)        7,115,146
                                                                             -----------       -----------
    Net increase (decrease) in net assets                                     (3,809,277)        2,360,364
NET ASSETS
    Beginning of year                                                         15,776,010        13,415,646
                                                                             -----------       -----------
    End of year                                                              $11,966,733       $15,776,010
                                                                             ===========       ===========
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                              $     8,420       $    21,563
                                                                             ===========       ===========

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE SELECT EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)



                                                                          FOR THE YEAR ENDED AUGUST 31,
                                                              --------------------------------------------------
                                                                2002          2001          2000         1999(1)
                                                              ------        ------        ------         ------
PER SHARE DATA
   Net asset value, beginning of period                       $13.39        $19.13        $20.11         $15.95
                                                              ------        ------        ------         ------
INVESTMENT OPERATIONS
   Net investment income                                        0.01(2)       0.02          0.03(2)        0.02
   Net gain (loss) on investments
     (both realized and unrealized)                            (2.71)        (4.48)         4.76           4.16
                                                              ------        ------        ------         ------
        Total from investment operations                       (2.70)        (4.46)         4.79           4.18
                                                              ------        ------        ------         ------
LESS DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income                        (0.01)        (0.03)        (0.07)         (0.02)
   Distributions from net realized gains                       (0.02)        (1.25)        (5.70)
                                                              ------        ------        ------         ------
        Total dividends and distributions                      (0.03)        (1.28)        (5.77)         (0.02)
                                                              ------        ------        ------         ------
NET ASSET VALUE, END OF PERIOD                                $10.66        $13.39        $19.13         $20.11
                                                              ======        ======        ======         ======
        Total return(3)                                       (20.21)%      (24.68)%       33.42%         26.19%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                   $4,545        $7,696        $2,758         $   95
     Ratio of expenses to average net assets                    1.19%(4)      1.22%(4)      1.29%(4)       1.29%(5)
     Ratio of net investment income to average net assets       0.12%         0.09%         0.18%          0.17%(5)
     Decrease reflected in above operating expense
       ratios due to waivers/reimbursements                     2.24%         1.98%         1.83%          0.45%(5)
   Portfolio turnover rate                                       122%          141%          235%           209%

---------
(1) For the period October 30, 1998 (inception date) through August 31, 1999.

(2) Per share information is calculated using the average share outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.

(5) Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE SELECT EQUITY FUND
FINANCIAL HIGHLIGHTS
(For an Institutional Class Share of the Fund Outstanding Throughout Each
Period)



                                                                      FOR THE YEAR ENDED AUGUST 31,
                                                           ------------------------------------------------------
                                                             2002        2001        2000        1999     1998(1)
                                                           ------      ------     -------     -------     -------
PER SHARE DATA
   Net asset value, beginning of period                    $13.50      $19.25     $ 20.15     $ 13.17     $ 15.00
                                                           ------      ------     -------     -------     -------
INVESTMENT OPERATIONS
   Net investment income                                     0.04(2)     0.06        0.04        0.08        0.01
   Net gain (loss) on investments
     (both realized and unrealized)                         (2.73)      (4.50)       4.83        6.92       (1.84)
                                                           ------      ------     -------     -------     -------
        Total from investment operations                    (2.69)      (4.44)       4.87        7.00       (1.83)
                                                           ------      ------     -------     -------     -------
LESS DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income                     (0.02)      (0.06)      (0.07)      (0.02)         --
   Distribution from net realized gains                     (0.02)      (1.25)      (5.70)         --          --
                                                           ------      ------     -------     -------     -------
     Total dividends and distributions                      (0.04)      (1.31)      (5.77)      (0.02)         --
                                                           ------      ------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD                             $10.77      $13.50     $ 19.25     $ 20.15     $ 13.17
                                                           ======      ======     =======     =======     =======
        Total return(3)                                    (19.98)%    (24.46)%     33.88%      53.21%     (12.20)%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                $6,067      $7,912     $10,658     $35,394     $22,659
     Ratio of expenses to average net assets                 0.94%(4)    0.98%(4)    1.00%(4)    0.99%       1.00%(5)
     Ratio of net investment income to average net assets    0.35%       0.36%       0.19%       0.47%       0.92%(5)
     Decrease reflected in above operating expense
        ratios due to waivers/reimbursements                 2.13%       1.64%       1.25%       0.43%       0.30%(5)
   Portfolio turnover rate                                    122%        141%        235%        209%         52%

---------
(1) For the period July 31, 1998 (inception date) through August 31, 1998.

(2) Per share information is calculated using the average share outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.

(5) Annualized.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE SELECT EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a Class A Share of the Fund Outstanding Throughout Each Period)



                                                                                    FOR THE YEAR ENDED AUGUST 31,
                                                                                    -----------------------------
                                                                                      2002                2001(1)
                                                                                     ------               -------
PER SHARE DATA
   Net asset value, beginning of period                                              $13.39               $14.19
                                                                                     ------               ------
INVESTMENT OPERATIONS
   Net investment income                                                               0.01(2)              0.01
   Net loss on investments (both realized and unrealized)                             (2.70)               (0.81)
                                                                                     ------               ------
       Total from investment operations                                               (2.69)               (0.80)
                                                                                     ------               ------
LESS DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income                                               (0.01)                  --
   Distributions from net realized gains                                              (0.02)                  --
                                                                                     ------               ------
       Total dividends and distributions                                              (0.03)                  --
                                                                                     ------               ------
NET ASSET VALUE, END OF PERIOD                                                       $10.67               $13.39
                                                                                     ======               ======
       Total return(3)                                                               (20.13)%              (5.64)%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                                          $  566               $   64
     Ratio of expenses to average net assets(4)                                        1.19%                1.19%(5)
     Ratio of net investment income to average net assets                              0.09%                0.77%(5)
     Decrease reflected in above operating expense
       ratios due to waivers/reimbursements                                            2.30%                6.44%(5)
   Portfolio turnover rate                                                              122%                 141%

---------
(1) For the period July 31, 2001 (inception date) through August 31, 2001.

(2) Per share information is calculated using the average share outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.

(5) Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE SELECT EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a Class B Share of the Fund Outstanding Throughout Each Period)



                                                                                    FOR THE YEAR ENDED AUGUST 31,
                                                                                    -----------------------------
                                                                                      2002               2001(1)
                                                                                     ------              -------
PER SHARE DATA
   Net asset value, beginning of period                                              $13.38               $14.19
                                                                                     ------               ------
INVESTMENT OPERATIONS
   Net investment income                                                              (0.06)(2)               --(3)
   Net loss on investments (both realized and unrealized)                             (2.71)               (0.81)
                                                                                     ------               ------
       Total from investment operations                                               (2.77)               (0.81)
                                                                                     ------               ------
LESS DISTRIBUTIONS
   Distributions from net realized gains                                              (0.02)                  --
                                                                                     ------               ------
NET ASSET VALUE, END OF PERIOD                                                       $10.59               $13.38
                                                                                     ======               ======
       Total return(4)                                                               (20.75)%              (5.71)%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                                          $  518               $    1
     Ratio of expenses to average net assets(5)                                        1.94%                1.94%(6)
     Ratio of net investment loss to average net assets                               (0.67)%              (0.31)%(6)
     Decrease reflected in above operating expense
       ratios due to waivers/reimbursements                                            2.25%                6.47%(6)
   Portfolio turnover rate                                                              122%                 141%

---------
(1) For the period July 31, 2001 (inception date) through August 31, 2001.

(2) Per share information is calculated using the average share outstanding method.

(3) This amount represents less than $0.01 per share.

(4) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(5) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.

(6) Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE SELECT EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a Class C Share of the Fund Outstanding Throughout Each Period)



                                                                                    FOR THE YEAR ENDED AUGUST 31,
                                                                                    -----------------------------
                                                                                       2002               2001(1)
                                                                                     ------               -------
PER SHARE DATA
   Net asset value, beginning of period                                              $13.39               $14.19
                                                                                     ------               ------
INVESTMENT OPERATIONS
   Net investment income                                                              (0.06)(2)               --(3)
   Net loss on investments (both realized and unrealized)                             (2.75)               (0.80)
                                                                                     ------               ------
       Total from investment operations                                               (2.81)               (0.80)
                                                                                     ------               ------
LESS DISTRIBUTIONS
   Distributions from net realized gain                                               (0.02)                  --
                                                                                     ------               ------
NET ASSET VALUE, END OF PERIOD                                                       $10.56               $13.39
                                                                                     ======               ======
       Total return(4)                                                               (21.03)%              (5.64)%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                                            $271                 $102
     Ratio of expenses to average net assets(5)                                        1.94%                1.94%(6)
     Ratio of net investment loss to average net assets                               (0.65)%              (0.25)%(6)
     Decrease reflected in above operating expense
       ratios due to waivers/reimbursements                                            2.25%                6.43%(6)
   Portfolio turnover rate                                                              122%                 141%

---------
(1) For the period July 31, 2001 (inception date) through August 31, 2001.

(2) Per share information is calculated using the average share outstanding method.

(3) This amount represents less than $0.01 per share.

(4) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(5) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.

(6) Annualized.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE SELECT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
August 31, 2002


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Credit Suisse Select Equity Fund, Inc., formerly known as Credit Suisse Warburg Pincus Focus Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified open-end management investment company that seeks long-term capital appreciation. The Fund was incorporated under the laws of the State of Maryland on July 31, 1998.

    The Fund is authorized to offer six classes of shares: Common, Advisor, Institutional, Class A, Class B and Class C, although only Common, Institutional, Class A, Class B and Class C shares are currently offered. Common shares of the Fund bear expenses paid pursuant to a shareholder servicing and distribution agreement at an annual rate equal to .25% of the average daily net asset value of the Fund's outstanding Common shares. Class A shares are sold with a front-end sales charge of up to 5.75% and bear expenses paid pursuant to a plan of distribution at an annual rate of .25% of the average daily net asset value of the Fund's Class A shares. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held and bear expenses paid pursuant to a plan of distribution at an annual rate of 1.00% of the average daily net asset value of the Fund's Class B shares. Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed within the first year of purchase and bear expenses paid pursuant to a plan of distribution at an annual rate of 1.00% of the average daily net asset value of the Fund's Class C shares. In addition, the Common, Class A, Class B and Class C shares bear co-administration fees. No compensation is payable for distribution services for the Fund's Institutional shares.

    A) SECURITY VALUATION -- The net asset value of the Fund is determined daily as of the close of regular trading on The New York Stock Exchange, Inc. The Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

    B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

    C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class-specific expenses and vary by class. Income, expenses and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

    D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

    E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

    F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

    G) SHORT-TERM INVESTMENTS -- The Fund, together with other funds advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into a short-term time deposit issued by State Street Bank and Trust Company, the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

    H) FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counter-parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At August 31, 2002, the Fund had no open forward foreign currency contracts.

    I) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Fund in connection with securities lending activity is invested in the AIM Institutional Funds -- Liquid Asset Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund had no securities on loan at August 31, 2002.

    Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, is engaged by the Fund to act as the Fund's securities lending agent. For the year ended August 31, 2002, the Fund earned $972 from securities lending transactions.

    Pending receipt of an exemption from the Securities and Exchange Commission ("SEC"), CSFB has agreed to charge the Fund fees for its securities lending activities equal to its cost in providing services as securities lending agent. CSFB also has voluntarily agreed to waive its fees for the securities lending agent services that it provides. CSFB may discontinue its voluntary fee waiver at any time.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

    CSAM serves as investment adviser for the Fund. For its investment advisory services, CSAM is entitled to receive a fee from the Fund at an annual rate of ..75% of the Fund's average daily net assets. For the year ended August 31, 2002, investment advisory fees earned and voluntarily waived, and expenses reimbursed were as follows:

           GROSS                             NET             EXPENSES
       ADVISORY FEE       WAIVER        ADVISORY FEE      REIMBURSEMENTS
       ------------     ----------      ------------      --------------
         $115,720       $(115,720)           $--            $(218,811)


    Subsequent to the period covered by this report, management determined that the Fund's advisory contract had lapsed due to an administrative error. The Fund's adviser intends to take all necessary steps to remedy this error, including seeking Board and shareholder approval to retain the amounts paid to the adviser during the period the contract had lapsed and of a new contract on the same terms as in the lapsed contract. Disclosure in these financial statements related to or dependent upon CSAM's advisory fees have been set forth assuming that this remedial action has been taken.

    Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and State Street Bank and Trust Company ("SSB") serve as co-administrators to the Fund. At its meeting held on February 12, 2002 the Board of Directors approved SSB to replace PFPC, Inc. ("PFPC") as co-administrator effective June 1, 2002.

    For its administrative services, CSAMSI currently receives a fee calculated at an annual rate of .05% of the Fund's average daily net assets for the Common shares and .10% of the Fund's average daily net assets for the Class A, Class B and Class C shares. No compensation is payable by the Fund to CSAMSI for its administrative services for the Institutional shares. For the year ended August 31, 2002, administrative services fees earned and voluntarily waived by CSAMSI were $3,481 and $2,516, respectively.

    For its administrative services, PFPC was entitled to receive a fee exclusive of out-of-pocket expenses, based on the following fee structure:

              AVERAGE DAILY NET ASSETS                           ANNUAL RATE
              ------------------------                           -----------
              First $500 million                     .075% of average daily net assets
              Next $1 billion                        .065% of average daily net assets
              Over $1.5 billion                      .055% of average daily net assets

    For the period September 1, 2001 through May 31, 2002, the administrative services fees earned by PFPC (including out-of-pocket expenses) were $9,200.

    For its administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee structure calculated in total for all the Credit Suisse Funds administered by SSB and allocated based upon relative average net assets of each fund.

              AVERAGE DAILY NET ASSETS                           ANNUAL RATE
              ------------------------                           -----------
              First $5 billion                       .050% of average daily net assets
              Next $5 billion                        .035% of average daily net assets
              Over $10 billion                       .020% of average daily net assets

    For the period June 1, 2002 to August 31, 2002, administrative service fees earned by SSB (including out-of-pocket expenses) were $2,815.

    In addition to serving as the Fund's co-administrator, CSAMSI serves as distributor to the Fund. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives a fee for its distribution services. This fee is calculated at an annual rate of .25% of the average daily net assets of the Common and Class A shares. For Class B and Class C shares of the Fund, the fee is calculated at an annual rate of 1.00% of average daily net assets of the Class B and Class C shares of the Fund. For the year ended August 31, 2002, shareholder servicing and distribution fees earned by CSAMSI were as follows:


                                                                          SHAREHOLDER SERVICING/
              FUND                                                           DISTRIBUTION FEE
              ----                                                        ----------------------
              Common Class                                                        $15,234
              Class A                                                               1,028
              Class B                                                               4,905
              Class C                                                               2,475

    Boston Financial Data Services, Inc. ("BFDS") serves as the Fund's transfer and dividend disbursement agent. The Fund has an arrangement with BFDS whereby interest earned on uninvested cash balances was used to offset a portion of its transfer agent expenses. For the year ended August 31, 2002, the Fund received credits or reimbursements under this agreement in the amount of $64.

    Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund, and receive compensation from CSAM. CSAM is then reimbursed by the Fund. For the year ended August 31, 2002, the Fund reimbursed CSAM $12,946 which is included in the Fund's transfer agent expense.

    For the year ended August 31, 2002 CSAMSI and its affiliates advised the Fund that they retained $14,219 from commissions earned on the sale of the Fund's shares.

    Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the year ended August 31, 2002, Merrill was paid $82,300 for its services to the Fund.

NOTE 3. LINE OF CREDIT

    Through June 18, 2002 the Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participated in a $200 million committed, unsecured line of credit facility ("Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Participating Funds' share redemptions. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of ..10% per annum on the average unused amount of the Prior Credit Facility, which was allocated among the Participating Funds in such a manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus ..50%.

    Effective June 19, 2002, the Participating Funds, together with additional funds/portfolios advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $150 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for the same purposes as the Prior Credit Facility. Terms of the New Credit Facility remain the same as the Prior Credit Facility. The commitment fee rate and interest rate is unchanged. At August 31, 2002, there were no loans outstanding under either the New Credit Facility or the Prior Credit Facility.

    During the year ended August 31, 2002, the Fund had borrowings under the Prior Credit Facility and/or the New Credit Facility as follows:

      AVERAGE DAILY                  WEIGHTED AVERAGE                     MAXIMUM DAILY
      LOAN BALANCE                    INTEREST RATE %                   LOAN OUTSTANDING
      ------------                   ----------------                   ----------------
        $615,214                          2.239%                           $1,360,000

NOTE 4. PURCHASES AND SALES OF SECURITIES

    For the year ended August 31, 2002, purchases and sales of investment securities (excluding short-term investments) were $18,419,250 and $18,789,151, respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

    The Fund is authorized to issue six billion full and fractional shares of capital stock, $.001 par value per share. Transactions in capital shares for each class were as follows:

                                                             COMMON CLASS
                                                          FOR THE YEAR ENDED
                                       --------------------------------------------------------
                                            AUGUST 31, 2002                 AUGUST 31, 2001
                                       ------------------------        ------------------------
                                         SHARES          VALUE           SHARES          VALUE
                                       --------     -----------        --------      ----------
   Shares sold                           85,746     $ 1,082,329         243,883      $4,115,387
   Shares exchanged due to merger            --              --         384,416       5,074,959
   Shares issued in reinvestment
     of dividends and distributions       1,174          16,076          17,797         300,770
   Shares redeemed                     (235,386)     (2,999,800)       (215,353)     (3,251,447)
                                       --------     -----------        --------      ----------
   Net increase (decrease)             (148,466)    $(1,901,395)        430,743      $6,239,669
                                       ========     ===========        ========      ==========

                                                          INSTITUTIONAL CLASS
                                                          FOR THE YEAR ENDED
                                       --------------------------------------------------------
                                            AUGUST 31, 2002                 AUGUST 31, 2001
                                       ------------------------        ------------------------
                                         SHARES          VALUE           SHARES          VALUE
                                       --------      ----------        --------      ----------
   Shares sold                          375,867      $5,037,733          59,525        $961,781
   Shares issued in reinvestment
     of dividends and distributions       1,914          26,409          43,769         744,072
   Shares redeemed                     (400,481)     (5,137,634)        (70,592)     (1,006,352)
                                       --------      ----------        --------      ----------
   Net increase (decrease)              (22,700)       $(73,492)         32,702        $699,501
                                       ========     ===========        ========      ==========

                                                                 CLASS A
                                                           FOR THE YEAR ENDED
                                          ------------------------------------------------------
                                             AUGUST 31, 2002                 AUGUST 31, 2001(1)
                                          ----------------------          ----------------------
                                          SHARES         VALUE            SHARES         VALUE
                                          ------      ----------          ------       ---------
    Shares sold                           59,162      $  743,751           4,813       $  68,478
    Shares issued in reinvestment of
      dividends and distributions             72             989              --              --
    Shares redeemed                      (11,041)       (124,324)             --              --
                                         -------      ----------          ------       ---------
    Net increase (decrease)               48,193      $  620,416           4,813       $  68,478
                                         =======      ==========          ======       =========

                                                                 CLASS B
                                                           FOR THE YEAR ENDED
                                          ------------------------------------------------------
                                             AUGUST 31, 2002                 AUGUST 31, 2001(1)
                                          ----------------------          ----------------------
                                          SHARES         VALUE            SHARES         VALUE
                                          ------      ----------          ------       ---------
    Shares sold                           64,478      $  841,625              81       $   1,150
    Shares issued in reinvestment
      of distributions                        16             221              --              --
    Shares redeemed                      (15,677)       (165,046)             --              --
                                         -------      ----------          ------       ---------
    Net increase (decrease)               48,817      $  676,800              81       $   1,150
                                         =======      ==========          ======       =========

                                                                 CLASS C
                                                           FOR THE YEAR ENDED
                                          ------------------------------------------------------
                                             AUGUST 31, 2002                 AUGUST 31, 2001(1)
                                          ----------------------          ----------------------
                                          SHARES         VALUE            SHARES         VALUE
                                          ------      ----------          ------       ---------
    Shares sold                           33,878      $  441,743           7,613       $ 106,350
    Shares issued in reinvestment
      of distributions                        16             224              --              --
    Shares redeemed                      (15,825)       (191,024)             --              --
                                         -------      ----------          ------       ---------
    Net increase (decrease)               18,069      $  250,943           7,613       $ 106,350
                                         =======      ==========          ======       =========

(1) For the period July 31, 2001 (inception date) through August 31, 2001.

    On August 31, 2002, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund were as follows:

                                                   NUMBER OF             APPROXIMATE PERCENTAGE
                                                 SHAREHOLDERS            OF OUTSTANDING SHARES
                                                 ------------            ----------------------
    Common Class                                      2                            24%
    Institutional Class                               4                            97%
    Class A                                           8                            60%
    Class B                                           6                            67%
    Class C                                           7                            74%

Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

NOTE 6. FEDERAL INCOME TAXES

    Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of losses deferred due to wash sales and Post-October losses, and excise tax regulations.

    The tax characteristics of dividends and distributions paid during the period ended August 31, for the Fund was as follows:

           ORDINARY INCOME             LONG-TERM CAPITAL GAIN
      ----------------------------------------------------------
       2002             2001           2002              2001
      -------         --------        -------           --------
      $22,907         $769,321        $21,595           $277,407

    At August 31, 2002, the components of distributable earnings on a tax basis, for the Fund were as follows:

      Undistributed ordinary income                          $     8,420
      Accumulated net realized loss                           (6,869,666)
      Unrealized appreciation (depreciation)                  (2,029,757)
                                                             -----------
                                                             $(8,891,003)
                                                             ===========

    At August 31, 2002, the Fund had capital loss carryovers available to offset possible future capital gains as follows:

                         EXPIRES AUGUST 31,
                     -------------------------
                     2007                 2010
                   --------            ----------
                   $438,300            $4,447,649

    Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended August 31, 2002, the Fund elected to defer net losses arising between November 1, 2001 and August 31, 2002 of $1,983,717.

     At August 31, 2002, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation (depreciation) from investments were $14,047,073, $388,338, $2,418,095 and $(2,029,757), respectively.

    At August 31, 2002, the Fund reclassified $21,563 from accumulated undistributed net investment income to accumulated net realized gain (loss) from investments, to adjust for current period permanent book/tax differences. Net assets were not affected by these reclassifications.

NOTE 7. SUBSEQUENT EVENT

    Effective October 24, 2002, the Institutional Class closed. The Institutional Class had no assets as of this date and there is no plan to reopen this class at this time.

CREDIT SUISSE SELECT EQUITY FUND
REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Credit Suisse Select Equity Fund, Inc.:

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Select Equity Fund, Inc. (the "Fund") at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
October 21, 2002

CREDIT SUISSE SELECT EQUITY FUND
INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)


                                             TERM                               NUMBER OF
                                             OF OFFICE(1)                       PORTFOLIOS IN
                                             AND                                FUND             OTHER
                              POSITION(S)    LENGTH      PRINCIPAL              COMPLEX          DIRECTORSHIPS
                              HELD WITH      OF TIME     OCCUPATION(S) DURING   OVERSEEN BY      HELD BY
NAME, ADDRESS AND AGE         FUND           SERVED      PAST FIVE YEARS        DIRECTOR         DIRECTOR
---------------------         -----------    ---------   --------------------   --------------   -------------
INDEPENDENT DIRECTORS

Richard H. Francis            Director and   Since       Currently retired;     54               Director of
40 Grosvenor Road             Audit          1999        Executive Vice                          The Indonesia
Short Hills, New Jersey       Committee                  President and                           Fund, Inc.
07078                         Member                     Chief Financial
                                                         Officer of Pan Am
Age: 68                                                  Corporation and
                                                         Pan American
                                                         World Airways,
                                                         Inc. from 1988 to
                                                         1991

Jack W. Fritz                 Director and   Since       Private investor;      54               Director of
2425 North Fish Creek Road    Audit          Fund        Consultant and                          Advo, Inc.
P.O. Box 1287                 Committee      Inception   Director of Fritz                       (direct mail
Wilson, Wyoming 83014         Member                     Broadcasting, Inc.                      advertising)
                                                         And Fritz
Age: 73                                                  Communications
                                                         (developers and
                                                         operators of radio
                                                         stations) since
                                                         1987

Jeffrey E. Garten             Director and   Since       Dean of Yale           54               Director of
Box 208200                    Audit          Fund        School of                               Aetna, Inc.;
New Haven, Connecticut        Committee      Inception   Management and                          Director of
06520-8200                    Member                     William S. Beinecke                     Calpine Energy
                                                         Professor in the                        Corporation;
Age: 54                                                  Practice of                             Director of
                                                         International                           CarMax Group
                                                         Trade and Finance;                      (used car
                                                         Undersecretary of                       dealers)
                                                         Commerce for
                                                         International Trade
                                                         from November 1993
                                                         to October 1995;
                                                         Professor at
                                                         Columbia University
                                                         from September
                                                         1992 to November
                                                         1993

---------
(1) Each Director and Officer serves until his or her respective successor has been duly elected and qualified. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling 800-927-2874.

                                             TERM                                 NUMBER OF
                                             OF OFFICE(1)                         PORTFOLIOS IN
                                             AND                                  FUND             OTHER
                              POSITION(S)    LENGTH      PRINCIPAL                COMPLEX          DIRECTORSHIPS
                              HELD WITH      OF TIME     OCCUPATION(S) DURING     OVERSEEN BY      HELD BY
NAME, ADDRESS AND AGE         FUND           SERVED      PAST FIVE YEARS          DIRECTOR         DIRECTOR
---------------------         -----------    ---------   --------------------     --------------   -------------
INDEPENDENT DIRECTORS--(CONTINUED)

Peter F. Krogh                Director and   Since       Dean Emeritus and        54               Member of the
301 ICC                       Audit          2001        Distinguished Professor                   Board of
Georgetown University         Committee                  of International Affairs                  The Carlisle
Washington, DC 20057          Member                     at the Edmund A.                          Companies Inc.;
                                                         Walsh School of                           Member of
Age: 64                                                  Foreign Service,                          Selection
                                                         Georgetown University;                    Committee for
                                                         Moderator of PBS                          Truman Scholars
                                                         Foreign affairs                           and Henry Luce
                                                         television Series                         Scholars;
                                                                                                   Senior Associate
                                                                                                   of Center for
                                                                                                   Strategic and
                                                                                                   International
                                                                                                   Studies; Trustee
                                                                                                   of numerous
                                                                                                   world affairs
                                                                                                   organizations

James S. Pasman, Jr.          Director and   Since       Currently retired;       54               Director of
29 The Trillium               Audit          1999        President and                             Education
Pittsburgh, Pennsylvania      Committee                  Chief Operating                           Management
15238                         Member                     Officer of National                       Corp.; Director
                                                         InterGroup,Inc.                           of Tyco
Age: 70                                                  from April 1989                           International
                                                         to March 1991;                            Ltd.; Director
                                                         Chairman of                               of Credit
                                                         Permian Oil Co.                           Suisse Asset
                                                         from April 1989                           Management
                                                         to March 1991                             Income Fund,
                                                                                                   Inc.; Trustee of
                                                                                                   Credit Suisse
                                                                                                   High Yield Bond
                                                                                                   Fund; Trustee
                                                                                                   of Deutsche
                                                                                                   VIT Funds,
                                                                                                   overseeing three
                                                                                                   portfolios

                                             TERM                                 NUMBER OF
                                             OF OFFICE(1)                         PORTFOLIOS IN
                                             AND                                  FUND             OTHER
                              POSITION(S)    LENGTH      PRINCIPAL                COMPLEX          DIRECTORSHIPS
                              HELD WITH      OF TIME     OCCUPATION(S) DURING     OVERSEEN BY      HELD BY
NAME, ADDRESS AND AGE         FUND           SERVED      PAST FIVE YEARS          DIRECTOR         DIRECTOR
---------------------         -----------    ---------   --------------------     --------------   -------------
INDEPENDENT DIRECTORS--(CONTINUED)

Steven N. Rappaport           Director and   Since       Partner of RZ Capital    54               Director of
RZ Capital LLC                Audit          1999        LLC since 2001;                           The First Israel
40 East 52nd Street           Committee                  President of Loanet,                      Fund, Inc.
New York, New York            Chairman                   Inc.(on-line accounting
10022                                                    service) from 1997 to
                                                         2001; Executive Vice
Age: 52                                                  President of Loanet,
                                                         Inc. from 1994 to 1997;
                                                         Director, President,
                                                         North American
                                                         Operations, and
                                                         former Executive Vice
                                                         President from 1992
                                                         to 1993 of Worldwide
                                                         Operations of
                                                         Metallurg Inc.
                                                         (manufacturer of
                                                         specialty metals and
                                                         alloys); Executive
                                                         Vice President,
                                                         Telerate, Inc.
                                                         (provider of
                                                         real-time information
                                                         to the capital
                                                         markets) from 1987 to
                                                         1992; Partner in the
                                                         law firm of Hartman &
                                                         Craven until 1987

INTERESTED DIRECTOR

William W. Priest(2)          Director       Since       Senior Partner and        54              Director of The
Steinberg Priest & Sloane                    1999        Fund Manager,                             Brazilian Equity
Capital Management                                       Steinberg Priest & Sloane                 Fund, Inc.; The
12 East 49th Street                                      Capital Management since                  Chile Fund, Inc.;
12th Floor                                               March 2001; Chairman                      The Emerging
New York, New York                                       and Managing Director                     Markets Tele-
10017                                                    of CSAM from 2000                         communications
                                                         to February 2001, Chief                   Fund, Inc.; The
Age: 60                                                  Executive Officer and                     First Israel
                                                         Managing Director of                      Fund, Inc.; The
                                                         CSAM from 1990 to 2000                    Latin America
                                                                                                   Equity Fund, Inc.;
                                                                                                   The Indonesia
                                                                                                   Fund, Inc.;
                                                                                                   and Credit
                                                                                                   Suisse Asset
                                                                                                   Management
                                                                                                   Income Fund, Inc.

---------
(2) Mr. Priest is a Director who is an "interested person" of the Fund as defined in the 1940 Act, because he was an officer of CSAM until February 2001.

                                             TERM
                                             OF OFFICE(1)
                                             AND
                              POSITION(S)    LENGTH
                              HELD WITH      OF TIME
NAME, ADDRESS AND AGE         FUND           SERVED      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------         ----------     ---------   ----------------------------------------------
OFFICERS

Laurence R. Smith             Chairman       Since       Managing Director and Global Chief Investment
Credit Suisse Asset                          2002        Officer of CSAM; acting Chief Executive Officer
Management LLC                                           of CSAM Americas; Associated with JP Morgan
466 Lexington Avenue                                     Investment Management from 1981 to 1999.
New York, New York
10017-3147

Age: 44

Hal Liebes, Esq.              Vice President Since       Managing Director and Global General Counsel of
Credit Suisse Asset           and Secretary  1999        CSAM; Associated with Lehman Brothers, Inc.
Management LLC                                           from 1996 to 1997; Associated with CSAM
466 Lexington Avenue                                     from 1995 to 1996; Associated with CS First Boston
New York, New York                                       Investment Management from 1994 to 1995; Associated
10017-3147                                               with Division of Enforcement, U.S. Securities and
                                                         Exchange Commission from 1991 to 1994

Age: 38

Michael A. Pignataro          Treasurer      Since       Director and Director of Fund Administration
Credit Suisse Asset           and Chief      1999        of CSAM; Associated with CSAM since 1984
Management LLC                Financial
466 Lexington Avenue          Officer
New York, New York
10017-3147

Age: 42

Gregory N. Bressler, Esq.     Assistant      Since       Vice President and Legal Counsel of CSAM since
Credit Suisse Asset           Secretary      2000        January 2000; Associated with the law firm of
Management LLC                                           Swidler Berlin Shereff Friedman LLP from 1996 to 2000
466 Lexington Avenue
New York, New York
10017-3147

Age: 35

                                             TERM
                                             OF OFFICE(1)
                                             AND
                              POSITION(S)    LENGTH
                              HELD WITH      OF TIME
NAME, ADDRESS AND AGE         FUND           SERVED      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------         ----------     ---------   ----------------------------------------------
OFFICERS--(CONTINUED)

Kimiko T. Fields, Esq.        Assistant      Since       Assistant Vice President and Legal Counsel of CSAM
Credit Suisse Asset           Secretary      2002        since December 2000; Assistant Vice President,
Management LLC                                           Institutional Marketing Department, CSAM, from
466 Lexington Avenue                                     January 2000 to December 2000; Marketing Associate,
New York, New York                                       International Equity Department, Warburg Pincus Asset
10017-3147                                               Management, Inc. from January 1998 to January 2000;
                                                         self-employed author and consultant, from
Age: 38                                                  January 1996 to January 1997.

Rocco A. DelGuercio           Assistant      Since       Vice President and Administrative Officer of CSAM;
Credit Suisse Asset           Treasurer      1999        Associated with CSAM since June 1996; Assistant
Management LLC                                           Treasurer, Bankers Trust Corp.-- Fund Administration
466 Lexington Avenue                                     from March 1994 to June 1996; Mutual Fund
New York, New York                                       Accounting Supervisor, Dreyfus Corporation from
10017-3147                                               April 1987 to March 1994.

Age: 38

Joseph Parascondola           Assistant      Since       Assistant Vice President-- Fund Administration of CSAM
Credit Suisse Asset           Treasurer      2000        since April 2000; Assistant Vice President, Deutsche
Management LLC                                           Asset Management from January 1999 to April 2000;
466 Lexington Avenue                                     Assistant Vice President, Weiss, Peck & Greer LLC from
New York, New York                                       November 1995 to December 1998
10017-3147

Age: 38

    The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling 800-927-2874.

CREDIT SUISSE SELECT EQUITY FUND
TAX INFORMATION LETTER
August 31, 2002


IMPORTANT TAX INFORMATION FOR CORPORATE SHAREHOLDERS (UNAUDITED)

    Corporate shareholders should note for the year ended August 31, 2002, the percentage of the Fund's investment income (I.E., net investment income plus short-term capital gains) that qualified for the intercorporate dividends received deduction is 100.00%.

IMPORTANT TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

    During the year ended August 31, 2002, the Fund declared dividends of $21,595 that were designated as 20% long-term capital gains dividends.

                       This page intentionally left blank

                       This page intentionally left blank

P.O. BOX 9030, BOSTON, MA 02205-9030       [CREDIT SUISSE ASSET MANAGEMENT LOGO]
800-927-2874 - www.CreditSuisseFunds.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       WPSEQ-2-0802

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE FUNDS

SEMIANNUAL REPORT

FEBRUARY 28, 2003
(UNAUDITED)

- CREDIT SUISSE
  SELECT EQUITY FUND

MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS DOCUMENT AND WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-927-2874 OR BY WRITING TO CREDIT SUISSE FUNDS, P.O. BOX 55030, BOSTON, MA 02205-5030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT 466 LEXINGTON AVE., NEW YORK, NY 10017-3140. CREDIT SUISSE FUNDS ARE ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.

THE FUND'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE FUND'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE FUND HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF FEBRUARY 28, 2003; THESE VIEWS AND FUND HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE SELECT EQUITY FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT
February 28, 2003

                                                                  March 25, 2003

Dear Shareholder:

   For the six months ended February 28, 2003, the Common Class Shares of Credit Suisse Select Equity Fund(1) (the "Fund") had a loss of 7.68%, vs. a decline of 7.29% for the S&P 500 Index(2). The Fund's Class A, Class B and Class C Shares(3) had losses of 7.63%, 8.03%, and 7.95%, respectively for the period.

   Equity markets continued to struggle, beset by ongoing softness in corporate profit growth and by heightened geopolitical tensions. The threat of war with Iraq in particular often weighed on stocks by raising risk thresholds.

   The Fund had a loss for the period, hurt by the broad decline in share prices. Factors that hindered the Fund's performance included its underweighting in the telecommunications and technology sectors, which had relatively good results due to a speculative fourth-quarter rally after a prolonged slump.
On the positive side, stocks that aided the Fund included its consumer-related holdings.

   Looking ahead, our view is that 2003 will likely be a year of benign economic growth with a modest upturn in corporate earnings. But until companies see significantly improved revenue growth, and are able to de-lever their balance sheets, we expect to face continued volatility and limited investor confidence.

   With this as a backdrop, we will continue to attempt to add value by seeking stock specific opportunities. On a highly selective basis, we currently think the best opportunities exist in the industrial and energy areas, which in our view offer the potential for further improvements in economic profit trends. We also favor certain consumer staples companies that we think should benefit from restructuring activity.

   We ended the period with an overweight in medical device companies, which feature what we consider to be compelling revenue growth given favorable demographics and pricing power. Elsewhere within health care, we have increased the Fund's exposure to pharmaceutical companies that are finding profitable opportunities for reinvestment. Our outlook for drug stocks improved in November after the Republican Party gained control of Congress; we believe that Congress is now more likely to deliver an inevitable prescription drug plan that would be far less injurious to the industry.

   Our concern about deteriorating consumer and corporate credit has prompted an underweight in financial services companies (particularly in the sub-prime area), though we have invested meaningfully in industry-leading insurance companies with pricing power and limited credit exposure. We are also underweight in information technology, given the remote likelihood of a near-term surge in business spending. We will reconsider this position if we see more compelling valuations. Our other noteworthy underweights at present are the telecommunications and utilities areas. The former continues to contend with overcapacity issues and an uncertain regulatory direction, and the latter with regulation and stretched valuations.

   To summarize, we believe that an investment approach based on fundamental, stock-specific research will prove critical in these uncertain times. As always, we will continue to seek to identify companies with improving economic trends, in the belief that such companies should reward patient investors.

Credit Suisse Asset Management, LLC

D. Susan Everly                         Sheryl M. Hempel
Co-Portfolio Manager                    Co-Portfolio Manager

Margaret D. Miller                      Sarah J. Dyer
Co-Portfolio Manager                    Co-Portfolio Manager

   THE FUND IS PERMITTED TO INVEST A GREATER PROPORTION OF ITS ASSETS IN THE SECURITIES OF A SMALLER NUMBER OF ISSUERS. AS A RESULT, THE FUND MAY BE SUBJECT TO GREATER VOLATILITY WITH RESPECT TO ITS RESPECTIVE PORTFOLIO SECURITIES THAN A FUND THAT IS DIVERSIFIED.

                AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2003(1)

                                                            SINCE      INCEPTION
                                     1 YEAR    3 YEARS    INCEPTION       DATE
                                    --------   --------   ---------    ---------
Common Class                        (23.05%)   (13.25%)     (1.56%)     10/30/98
Class A Without Sales Charge        (23.00%)       --      (20.44%)      7/31/01
Class A With Maximum Sales Charge   (27.42%)       --      (23.38%)      7/31/01
Class B Without CDSC                (23.61%)       --      (21.09%)      7/31/01
Class B With CDSC                   (26.66%)       --      (22.59%)      7/31/01
Class C Without CDSC                (23.70%)       --      (21.19%)      7/31/01
Class C With CDSC                   (24.47%)       --      (21.19%)      7/31/01

                AVERAGE ANNUAL RETURNS AS OF March 31, 2003(1)

                                                            SINCE      INCEPTION
                                     1 YEAR    3 YEARS    INCEPTION       DATE
                                    --------   --------   ---------    ---------
Common Class                        (24.51%)   (15.29%)     (1.24%)     10/30/98
Class A Without Sales Charge        (24.46%)       --      (18.88%)      7/31/01
Class A With Maximum Sales Charge   (28.82%)       --      (21.72%)      7/31/01
Class B Without CDSC                (25.06%)       --      (19.49%)      7/31/01
Class B With CDSC                   (28.05%)       --      (20.95%)      7/31/01
Class C Without CDSC                (25.17%)       --      (19.64%)      7/31/01
Class C With CDSC                   (25.92%)       --      (19.64%)      7/31/01

Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

----------
(1) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

(2) The Standard & Poor's 500 Index is an unmanaged index (with no defined investment objective) of common stocks. It includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc. Investors cannot invest directly in an index.

(3) Total return for Class A shares for the reporting period, based on offering price (with maximum sales charge of 5.75%) was -12.93%. Total return for Class B shares for the reporting period, based on redemption value (including contingent deferred sales charge of 4%) was -11.71%. Total return for Class C shares for the reporting period, based on redemption value (including contingent deferred sales charge of 1%) was -8.88%.

CREDIT SUISSE SELECT EQUITY FUND
SCHEDULE OF INVESTMENTS
February 28, 2003 (Unaudited)

                                                                          NUMBER OF
                                                                            SHARES       VALUE
                                                                          ---------   ------------
COMMON STOCKS (95.3%)
AEROSPACE & DEFENSE (4.7%)
    Boeing Co.                                                                2,500   $     68,900
    Lockheed Martin Corp.                                                     3,200        146,304
    United Technologies Corp.                                                 2,700        158,166
                                                                                      ------------
                                                                                           373,370
                                                                                      ------------
BANKS (2.5%)
    Bank of America Corp.                                                     1,700        117,708
    Wells Fargo & Co.                                                         1,800         81,630
                                                                                      ------------
                                                                                           199,338
                                                                                      ------------
BEVERAGES (5.6%)
    Coca-Cola Co.                                                             4,648        186,943
    PepsiCo, Inc.                                                             6,906        264,638
                                                                                      ------------
                                                                                           451,581
                                                                                      ------------
CHEMICALS (3.7%)
    Du Pont (E.I.) de Nemours & Co.                                           8,000        293,360
                                                                                      ------------
COMMERCIAL SERVICES & SUPPLIES (6.0%)
    Avery Dennison Corp.                                                      2,100        120,540
    Cendant Corp.*                                                           29,100        358,221
                                                                                      ------------
                                                                                           478,761
                                                                                      ------------
COMMUNICATIONS EQUIPMENT (2.6%)
    Cisco Systems, Inc.*                                                      5,100         71,298
    Motorola, Inc.                                                           16,436        138,391
                                                                                      ------------
                                                                                           209,689
                                                                                      ------------
COMPUTERS & PERIPHERALS (2.0%)
    Dell Computer Corp.*                                                      5,800        156,368
                                                                                      ------------
DIVERSIFIED FINANCIALS (6.9%)
    Citigroup, Inc.                                                           3,371        112,389
    Freddie Mac                                                               2,781        151,982
    Lehman Brothers Holdings, Inc.                                            1,762         97,562
    SPDR Trust Series 1                                                       1,400        118,860
    The Goldman Sachs Group, Inc.                                             1,090         75,700
                                                                                      ------------
                                                                                           556,493
                                                                                      ------------
ELECTRICAL EQUIPMENT (2.7%)
    Emerson Electric Co.                                                      4,632        218,028
                                                                                      ------------
ENERGY EQUIPMENT & SERVICES (1.9%)
    Transocean, Inc.*                                                         6,800        154,360
                                                                                      ------------
HEALTHCARE EQUIPMENT & SUPPLIES (7.4%)
    Biomet, Inc.                                                              8,800        266,024
    Medtronic, Inc.                                                           7,300        326,310
                                                                                      ------------
                                                                                           592,334
                                                                                      ------------

                 See Accompanying Notes to Financial Statements.

                                                                          NUMBER OF
                                                                            SHARES       VALUE
                                                                          ---------   ------------
COMMON STOCKS (CONTINUED)
INSURANCE (5.7%)
    AFLAC, Inc.                                                               6,800   $    212,500
    American International Group, Inc.                                        5,014        247,140
                                                                                      ------------
                                                                                           459,640
                                                                                      ------------
MACHINERY (3.0%)
    Illinois Tool Works, Inc.                                                 4,100        244,237
                                                                                      ------------
MEDIA (4.7%)
    Clear Channel Communications, Inc.*                                       5,100        186,201
    Viacom, Inc. Class B*                                                     5,100        189,363
                                                                                      ------------
                                                                                           375,564
                                                                                      ------------
METALS & MINING (1.0%)
    Alcoa, Inc.                                                               3,871         79,356
                                                                                      ------------
MULTILINE RETAIL (1.9%)
    Wal-Mart Stores, Inc.                                                     3,241        155,762
                                                                                      ------------
OIL & GAS (6.9%)
    Burlington Resources, Inc.                                                2,600        120,510
    ConocoPhillips                                                            4,162        211,013
    Exxon Mobil Corp.                                                         6,400        217,728
                                                                                      ------------
                                                                                           549,251
                                                                                      ------------
PAPER & FOREST PRODUCTS (1.1%)
    International Paper Co.                                                   2,500         87,575
                                                                                      ------------
PERSONAL PRODUCTS (6.2%)
    Estee Lauder Companies, Inc. Class A                                      5,000        140,250
    Gillette Co.                                                             11,740        354,431
                                                                                      ------------
                                                                                           494,681
                                                                                      ------------
PHARMACEUTICALS (7.7%)
    Abbott Laboratories                                                       3,100        110,422
    Eli Lilly and Co.                                                         2,400        135,744
    Pfizer, Inc.                                                             12,500        372,750
                                                                                      ------------
                                                                                           618,916
                                                                                      ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.3%)
    Intel Corp.                                                              10,500        181,125
                                                                                      ------------
SOFTWARE (5.4%)
    Electronic Arts, Inc.*                                                      900         47,520
    Microsoft Corp.                                                          14,600        346,020
    VERITAS Software Corp.*                                                   2,300         39,169
                                                                                      ------------
                                                                                           432,709
                                                                                      ------------

                 See Accompanying Notes to Financial Statements.

                                                                          NUMBER OF
                                                                            SHARES       VALUE
                                                                          ---------   ------------
COMMON STOCKS (CONCLUDED)
SPECIALTY RETAIL (3.4%)
    The Gap, Inc.                                                             9,000   $    117,360
    Staples, Inc.*                                                            9,000        155,790
                                                                                      ------------
                                                                                           273,150
                                                                                      ------------

TOTAL COMMON STOCKS (Cost $7,748,122)                                                    7,635,648
                                                                                      ------------
                                                                             PAR
                                                                            (000)
                                                                            -----
SHORT-TERM INVESTMENT (4.1%)
    State Street Bank and Trust Co. Euro Time Deposit, 1.188%, 3/03/03
    (Cost  $324,000)                                                      $     324        324,000
                                                                                      ------------

TOTAL INVESTMENTS AT VALUE (99.4%) (Cost  $8,072,122)                                    7,959,648

OTHER ASSETS IN EXCESS OF LIABILITIES (0.6%)                                                51,893
                                                                                      ------------

NET ASSETS (100.0%)                                                                   $  8,011,541
                                                                                      ============

----------
* Non-income producing security.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE SELECT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
February 28, 2003 (Unaudited)

ASSETS
    Investments at value (Cost $8,072,122) (Note 1)                                   $  7,959,648
    Cash                                                                                       973
    Receivable for fund shares sold                                                         46,293
    Receivable for investments sold                                                         35,118
    Dividend and interest receivable                                                        15,953
    Receivable from investment adviser (Note 2)                                             14,502
    Prepaid expenses and other assets                                                       29,826
                                                                                      ------------
      Total Assets                                                                       8,102,313
                                                                                      ------------

LIABILITIES
    Administrative services fee payable (Note 2)                                             1,121
    Payable for fund shares redeemed                                                        30,470
    Directors' fee payable                                                                   2,207
    Distribution fee payable (Note 2)                                                        2,142
    Other accrued expenses payable                                                          54,832
                                                                                      ------------
      Total Liabilities                                                                     90,772
                                                                                      ------------

NET ASSETS
    Capital stock, $0.001 par value (Note 5)                                                   816
    Paid-in capital                                                                     17,807,783
    Undistributed net investment income                                                      1,295
    Accumulated net realized loss on investments                                        (9,685,879)
    Net unrealized depreciation from investments                                          (112,474)
                                                                                      ------------
      Net Assets                                                                      $  8,011,541
                                                                                      ============

COMMON SHARES
    Net assets                                                                        $  5,798,623
    Shares outstanding                                                                     589,951
                                                                                      ------------
    Net asset value, offering price, and redemption price per share                   $       9.83
                                                                                      ============

A SHARES
    Net assets                                                                        $  1,110,142
    Shares outstanding                                                                     112,697
                                                                                      ------------
    Net asset value and redemption price per share                                    $       9.85
                                                                                      ============
    Maximum offering price per share (net asset value/(1-5.75%))                      $      10.45
                                                                                      ============
B SHARES
    Net assets                                                                        $    779,598
    Shares outstanding                                                                      80,012
                                                                                      ------------
    Net asset value and offering price per share                                      $       9.74
                                                                                      ============
C SHARES
    Net assets                                                                        $    323,178
    Shares outstanding                                                                      33,259
                                                                                      ------------
    Net asset value and offering price per share                                      $       9.72
                                                                                      ============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE SELECT EQUITY FUND
STATEMENT OF OPERATIONS
For the Six Months Ended February 28, 2003 (Unaudited)

INVESTMENT INCOME (Note 1)
    Dividends                                                                         $     54,214
    Interest                                                                                 1,972
                                                                                      ------------
      Total investment income                                                               56,186
                                                                                      ------------

EXPENSES
    Investment advisory fees (Note 2)                                                       33,532
    Administrative services fees (Note 2)                                                    5,935
    Distribution fees (Note 2)                                                              12,941
    Registration fees                                                                       34,347
    Printing fees (Note 2)                                                                  33,589
    Transfer agent fees (Note 2)                                                            21,379
    Legal fees                                                                              19,109
    Custodian fees                                                                          13,855
    Audit fees                                                                               7,650
    Directors' fees                                                                          6,017
    Insurance expense                                                                        1,798
    Interest expense                                                                           898
    Miscellaneous expense                                                                    1,102
                                                                                      ------------
      Total expenses                                                                       192,152
    Less: fees waived and expenses reimbursed (Note 2)                                    (137,266)
                                                                                      ------------
      Net expenses                                                                          54,886
                                                                                      ------------
        Net investment income                                                                1,300
                                                                                      ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
    Net realized loss from investments                                                  (1,817,487)
    Net change in unrealized appreciation (depreciation) from investments                  918,557
                                                                                      ------------
    Net realized and unrealized loss from investments                                     (898,930)
                                                                                      ------------
    Net decrease in net assets resulting from operations                              $   (897,630)
                                                                                      ============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE SELECT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                             FOR THE SIX MONTHS
                                                                                    ENDED          FOR THE YEAR
                                                                              FEBRUARY 28, 2003       ENDED
                                                                                 (UNAUDITED)     AUGUST 31, 2002
                                                                             ------------------  ---------------
FROM OPERATIONS
  Net investment income                                                         $      1,300      $     31,327
  Net realized loss from investments                                              (1,817,487)       (3,325,266)
  Net change in unrealized appreciation (depreciation) from investments              918,557           (44,108)
                                                                                ------------      ------------
   Net decrease in net assets resulting from operations                             (897,630)       (3,338,047)
                                                                                ------------      ------------

FROM DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income
   Common Class Shares                                                                (7,947)           (7,183)
   Institutional Class Shares                                                             --           (15,296)
   Class A Shares                                                                       (478)             (428)
  Distributions from net realized gains
   Common Class Shares                                                                    --            (9,471)
   Institutional Class Shares                                                             --           (11,113)
   Class A Shares                                                                         --              (564)
   Class B Shares                                                                         --              (222)
   Class C Shares                                                                         --              (225)
                                                                                ------------      ------------
   Net decrease in net assets from dividends and distributions                        (8,425)          (44,502)
                                                                                ------------      ------------

FROM CAPITAL SHARE TRANSACTIONS (Note 5)
  Proceeds from sale of shares                                                     5,427,781         8,147,181
  Reinvestment of dividends and distributions                                          7,117            43,919
  Net asset value of shares redeemed                                              (8,484,035)       (8,617,828)
                                                                                ------------      ------------
   Net decrease in net assets from capital share transactions                     (3,049,137)         (426,728)
                                                                                ------------      ------------
  Net decrease in net assets                                                      (3,955,192)       (3,809,277)
                                                                                ------------      ------------

NET ASSETS
  Beginning of period                                                             11,966,733        15,776,010
                                                                                ------------      ------------
  End of period                                                                 $  8,011,541      $ 11,966,733
                                                                                ============      ============
UNDISTRIBUTED NET INVESTMENT INCOME                                             $      1,295      $      8,420
                                                                                ============      ============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE SELECT EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)

                                               FOR THE SIX MONTHS
                                                     ENDED                     FOR THE YEAR ENDED AUGUST 31,
                                               FEBRUARY 28, 2003   -------------------------------------------------------
                                                   (UNAUDITED)        2002           2001           2000          1999(1)
                                               ------------------  ----------     ----------     ----------     ----------
PER SHARE DATA
  Net asset value, beginning of period             $    10.66      $    13.39     $    19.13     $    20.11     $    15.95
                                                   ----------      ----------     ----------     ----------     ----------

INVESTMENT OPERATIONS
  Net investment income                                  0.01(2)         0.01(2)        0.02           0.03(2)        0.02
  Net gain (loss) on investments
    (both realized and unrealized)                      (0.83)          (2.71)         (4.48)          4.76           4.16
                                                   ----------      ----------     ----------     ----------     ----------
      Total from investment operations                  (0.82)          (2.70)         (4.46)          4.79           4.18
                                                   ----------      ----------     ----------     ----------     ----------

LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                  (0.01)          (0.01)         (0.03)         (0.07)         (0.02)
  Distributions from net realized gains                    --           (0.02)         (1.25)         (5.70)            --
                                                   ----------      ----------     ----------     ----------     ----------
      Total dividends and distributions                 (0.01)          (0.03)         (1.28)         (5.77)         (0.02)
                                                   ----------      ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                     $     9.83      $    10.66     $    13.39     $    19.13     $    20.11
                                                   ==========      ==========     ==========     ==========     ==========
      Total return(3)                                   (7.68)%        (20.21)%       (24.68)%        33.42%         26.19%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)         $    5,799      $    4,545     $    7,696     $    2,758     $       95
    Ratio of expenses to average net assets(4)           1.19%(5)        1.19%          1.22%          1.29%          1.29%(5)
    Ratio of net investment income to average
      net assets                                         0.20%(5)        0.12%          0.09%          0.18%          0.17%(5)
    Decrease reflected in above operating
      expense ratios due to waivers/reimbursements       3.15%(5)        2.24%          1.98%          1.83%          0.45%(5)
  Portfolio turnover rate                                  81%            122%           141%           235%           209%

----------
(1)  For the period October 30, 1998 (inception date) through August 31, 1999.

(2) Per share information is calculated using the average share outstanding method.

(3) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.

(5)  Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE SELECT EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a Class A Share of the Fund Outstanding Throughout Each Period)

                                                                                FOR THE YEAR
                                                     FOR THE SIX MONTHS            ENDED
                                                           ENDED                 AUGUST 31,
                                                     FEBRUARY 28, 2003    -------------------------
                                                        (UNAUDITED)         2002          2001(1)
                                                    -------------------   ---------     -----------
PER SHARE DATA
  Net asset value, beginning of period                  $  10.67           $  13.39       $  14.19
                                                        --------           --------       --------

INVESTMENT OPERATIONS
  Net investment income                                     0.01(2)            0.01(2)        0.01
  Net loss on investments
    (both realized and unrealized)                         (0.82)             (2.70)         (0.81)
                                                        --------           --------       --------
      Total from investment operations                     (0.81)             (2.69)         (0.80)
                                                        --------           --------       --------

LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                     (0.01)             (0.01)            --
  Distributions from net realized gains                       --              (0.02)            --
                                                        --------           --------       --------
      Total dividends and distributions                    (0.01)             (0.03)            --
                                                        --------           --------       --------
NET ASSET VALUE, END OF PERIOD                          $   9.85           $  10.67       $  13.39
                                                        ========           ========       ========
      Total return(3)                                      (7.63)%           (20.13)%        (5.64)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)              $  1,110           $    566       $     64
    Ratio of expenses to average net assets(4)              1.19%(5)           1.19%          1.19%(5)
    Ratio of net investment income to average
      net assets                                            0.23%(5)           0.09%          0.77%(5)
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                  3.18%(5)           2.30%          6.44%(5)
  Portfolio turnover rate                                     81%               122%           141%

----------
(1)  For the period July 31, 2001 (inception date) through August 31, 2001.

(2) Per share information is calculated using the average share outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.

(5)  Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE SELECT EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a Class B Share of the Fund Outstanding Throughout Each Period)

                                                                                        FOR THE YEAR
                                                            FOR THE SIX MONTHS             ENDED
                                                                  ENDED                  AUGUST 31,
                                                            FEBRUARY 28, 2003    -------------------------
                                                               (UNAUDITED)         2002          2001(1)
                                                            ------------------   ---------     -----------
PER SHARE DATA
  Net asset value, beginning of period                         $  10.59           $  13.38       $  14.19
                                                               --------           --------       --------

INVESTMENT OPERATIONS
  Net investment loss                                             (0.03)(2)          (0.06)(2)         --(3)
  Net loss on investments
    (both realized and unrealized)                                (0.82)             (2.71)         (0.81)
                                                               --------           --------       --------
      Total from investment operations                            (0.85)             (2.77)         (0.81)
                                                               --------           --------       --------

LESS DISTRIBUTIONS
  Distributions from net realized gains                              --              (0.02)            --
                                                               --------           --------       --------
NET ASSET VALUE, END OF PERIOD                                 $   9.74           $  10.59       $  13.38
                                                               ========           ========       ========
      Total return(4)                                             (8.03)%           (20.75)%        (5.71)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                     $    780           $    518       $      1
    Ratio of expenses to average net assets(5)                     1.94%(6)           1.94%          1.94%(6)
    Ratio of net investment loss to average net assets            (0.56)%(6)         (0.67)%        (0.31)%(6)
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                         3.17%(6)           2.25%          6.47%(6)
  Portfolio turnover rate                                            81%               122%           141%

----------
(1)  For the period July 31, 2001 (inception date) through August 31, 2001.

(2) Per share information is calculated using the average share outstanding method.

(3)  This amount represents less than $0.01 per share.

(4) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(5) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.

(6)  Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE SELECT EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a Class C Share of the Fund Outstanding Throughout Each Period)

                                                                                     FOR THE YEAR
                                                          FOR THE SIX MONTHS            ENDED
                                                                ENDED                 AUGUST 31,
                                                          FEBRUARY 28, 2003    -------------------------
                                                             (UNAUDITED)         2002          2001(1)
                                                          ------------------   ---------     -----------
PER SHARE DATA
  Net asset value, beginning of period                       $  10.56           $  13.39       $  14.19
                                                             --------           --------       --------

INVESTMENT OPERATIONS
  Net investment loss                                           (0.03)(2)          (0.06)(2)         --(3)
  Net loss on investments
    (both realized and unrealized)                              (0.81)             (2.75)         (0.80)
                                                             --------           --------       --------
      Total from investment operations                          (0.84)             (2.81)         (0.80)
                                                             --------           --------       --------

LESS DISTRIBUTIONS
  Distributions from net realized gains                            --              (0.02)            --
                                                             --------           --------       --------
NET ASSET VALUE, END OF PERIOD                               $   9.72           $  10.56       $  13.39
                                                             ========           ========       ========
      Total return(4)                                           (7.95)%           (21.03)%        (5.64)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                   $    323           $    271       $    102
    Ratio of expenses to average net assets(5)                   1.94%(6)           1.94%          1.94%(6)
    Ratio of net investment loss to average net assets          (0.57)%(6)         (0.65)%        (0.25)%(6)
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                       3.17%(6)           2.25%          6.43%(6)
  Portfolio turnover rate                                          81%               122%           141%

----------
(1)  For the period July 31, 2001 (inception date) through August 31, 2001.

(2) Per share information is calculated using the average share outstanding method.

(3)  This amount represents less than $0.01 per share.

(4) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(5) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.

(6)  Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE SELECT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
February 28, 2003 (Unaudited)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse Select Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified open-end management investment company that seeks long-term capital appreciation. The Fund was incorporated under the laws of the State of Maryland on July 31, 1998.

   The Fund is authorized to offer six classes of shares: Common Class, Advisor Class, Institutional Class, Class A, Class B and Class C, although only Common Class, Institutional Class, Class A, Class B and Class C shares are currently offered. Effective December 12, 2001 the Fund closed the Common Class shares to new investors. Effective October 24, 2002, Institutional Class shares ceased operations. Common Class shares of the Fund bear expenses paid pursuant to a distribution agreement at an annual rate of .25% of the average daily net assets of the Fund's outstanding Common Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and bear expenses paid pursuant to a plan of distribution at an annual rate of .25% of the average daily net assets of the Fund's Class A shares. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held and bear expenses paid pursuant to a plan of distribution at an annual rate of 1.00% of the average daily net assets of the Fund's Class B shares. Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed within the first year of purchase and bear expenses paid pursuant to a plan of distribution at an annual rate of 1.00% of the average daily net assets of the Fund's Class C shares. In addition, the Common Class, Class A, Class B and Class C shares bear co-administration fees.

   A) SECURITY VALUATION -- The net asset value of the Fund is determined daily as of the close of regular trading on The New York Stock Exchange, Inc. The Fund's equity investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, equity investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuation provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

   B) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class specific expenses and vary by class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

   D) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   E) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   F) SHORT-TERM INVESTMENTS -- The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into a short-term time deposit issued by State Street Bank and Trust Company, the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

   G) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Fund in connection with securities lending activity is invested in the AIM Institutional Funds -- Liquid Asset Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund had no securities on loan at February 28, 2003.

   Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, has been engaged by the Fund to act as the Fund's securities lending agent. CSFB has agreed to charge the Fund fees for its securities lending activities equal to its costs in providing services as securities lending agent. CSFB also has voluntarily agreed to waive its fees for the securities lending agent services that it provides. CSFB may discontinue its voluntary fee waivers at any time.


NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM serves as investment adviser for the Fund. For its investment advisory services, CSAM is entitled to receive a fee from the Fund at an annual rate of ..75% of the Fund's average daily net assets. For the six months ended February 28, 2003, investment advisory fees earned and voluntarily waived, and expenses reimbursed were as follows:

       GROSS                                     NET                EXPENSES
    ADVISORY FEE            WAIVER           ADVISORY FEE        REIMBURSEMENTS
    ------------            ------           ------------        --------------
     $ 33,532           $ (33,532)               $ --             $ (103,734)

   During the period covered by this report, management determined that the Fund's advisory contract had lapsed due to an administrative error. CSAM has taken all necessary steps to remedy this error, including obtaining Board and shareholder approval of retention or payment of fees paid or payable to CSAM during the period the contract had lapsed and of a new contract on the same terms as in the lapsed contract.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and State Street Bank and Trust Company ("SSB") serve as co-administrators to the Fund.

   For its co-administrative services, CSAMSI currently receives a fee for Common Class shares calculated at an annual rate of .05% of the first $125 million in average daily net assets and .10% of the average daily net assets over $125 million. For Class A, Class B and Class C shares, CSAMSI receives a fee calculated at an annual rate of .10% of the average daily net assets of each class. For the six months ended February 28, 2003, co-administrative services fees earned by CSAMSI were as follows:

           CLASS                               CO-ADMINISTRATIVE SERVICES FEE
           -----                               ------------------------------
           Common Class                                  $ 1,411
           Class A                                           389
           Class B                                           338
           Class C                                           154
                                                         -------
                                                         $ 2,292

   For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee structure calculated in total for all the Credit Suisse Funds/Portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio.

           AVERAGE DAILY NET ASSETS                   ANNUAL RATE
           ------------------------                   -----------
           First $5 billion                 .050% of average daily net assets
           Next $5 billion                  .035% of average daily net assets
           Over $10 billion                 .020% of average daily net assets

   For the six months ended February 28, 2003, co-administrative service fees earned by SSB (including out-of-pocket expenses) were $3,643.

   In addition to serving as the Fund's co-administrator, CSAMSI serves as distributor to the Fund. Pursuant to a distribution plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives a fee for its distribution services. This fee is calculated at an annual rate of .25% of the average daily net assets of the Common Class and Class A shares. For Class B and Class C shares of the Fund, the fee is calculated at an annual rate of 1.00% of the average daily net assets. For the six months ended February 28, 2003, distribution fees earned by CSAMSI were as follows:

           CLASS                                      DISTRIBUTION FEE
           -----                                      ----------------
           Common Class                                  $  7,056
           Class A                                            972
           Class B                                          3,376
           Class C                                          1,537
                                                         --------
                                                         $ 12,941

   Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund, and receive compensation from CSAM. CSAM is then reimbursed by the Fund. For the six months ended February 28, 2003, the Fund reimbursed CSAM $6,330 which is included in the Fund's transfer agent expense.

   For the six months ended February 28, 2003, CSAMSI and its affiliates advised the Fund that they retained $27,390 from commissions earned on the sale of the Fund's Class A shares.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the six months ended February 28, 2003, Merrill was paid $12,525 for its services to the Fund.

NOTE 3. LINE OF CREDIT

   The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $150 million committed, unsecured line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At February 28, 2003, the Fund had no loans outstanding under the Credit Facility. During the six months ended February 28, 2003, the Fund had borrowings under the Credit Facility as follows:

     AVERAGE DAILY              WEIGHTED AVERAGE              MAXIMUM DAILY
     LOAN BALANCE                INTEREST RATE%              LOAN OUTSTANDING
     -------------              ----------------             ----------------
      $ 1,744,625                   2.226%                       $ 2,678,000

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the six months ended February 28, 2003, purchases and sales of investment securities (excluding short-term investments) were $6,997,337 and $10,193,076, respectively.

   At February 28, 2003, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation (depreciation) from investments were $8,072,122, $248,752, ($361,226) and ($112,474), respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

   The Fund is authorized to issue six billion full and fractional shares of capital stock, $.001 par value per share. Transactions in capital shares for each class were as follows:

                                                        COMMON CLASS
                                   -------------------------------------------------------
                                     FOR THE SIX MONTHS ENDED        FOR THE YEAR ENDED
                                   FEBRUARY 28, 2003 (UNAUDITED)       AUGUST 31, 2002
                                   -------------------------------------------------------
                                     SHARES         VALUE          SHARES        VALUE
                                   ----------    -----------      --------    ------------
Shares sold                           417,682    $ 4,273,693        85,746    $  1,082,329
Shares issued in reinvestment
  of dividends and distributions          626          6,671         1,174          16,076
Shares redeemed                      (254,761)    (2,613,076)     (235,386)     (2,999,800)
                                   ----------    -----------      --------    ------------
Net increase (decrease)               163,547    $ 1,667,288      (148,466)   $ (1,901,395)
                                   ==========    ===========      ========    ============


                                                   INSTITUTIONAL CLASS
                                 ---------------------------------------------------------
                                     FOR THE SIX MONTHS ENDED      FOR THE YEAR ENDED
                                 FEBRUARY 28, 2003(1) (UNAUDITED)    AUGUST 31, 2002
                                 ---------------------------------------------------------
                                     SHARES         VALUE          SHARES        VALUE
                                 ------------    -----------      --------    ------------
Shares sold                                --    $        --       375,867    $  5,037,733
Shares issued in reinvestment
  of distributions                         --             --         1,914          26,409
Shares redeemed                      (563,589)    (5,729,876)     (400,481)     (5,137,634)
                                 ------------    -----------      --------    ------------
Net decrease                         (563,589)   $(5,729,876)      (22,700)   $    (73,492)
                                 ============    ===========      ========    ============

                                                           CLASS A
                                   -------------------------------------------------------
                                     FOR THE SIX MONTHS ENDED        FOR THE YEAR ENDED
                                   FEBRUARY 28, 2003 (UNAUDITED)       AUGUST 31, 2002
                                   -------------------------------------------------------
                                     SHARES        VALUE           SHARES        VALUE
                                   ----------    -----------      --------    ------------
Shares sold                            61,516    $   627,620        59,162    $    743,751
Shares issued in reinvestment
  of dividends and distributions           42            446            72             989
Shares redeemed                        (1,867)       (19,053)      (11,041)       (124,324)
                                   ----------    -----------      --------    ------------
Net increase                           59,691    $   609,013        48,193    $    620,416
                                   ==========    ===========      ========    ============

                                                           CLASS B
                                   -------------------------------------------------------
                                     FOR THE SIX MONTHS ENDED        FOR THE YEAR ENDED
                                   FEBRUARY 28, 2003 (UNAUDITED)       AUGUST 31, 2002
                                   -------------------------------------------------------
                                     SHARES        VALUE           SHARES        VALUE
                                   ----------    -----------      --------    ------------
Shares sold                            40,275    $   416,966        64,478    $    841,625
Shares issued in reinvestment
  of distributions                         --             --            16             221
Shares redeemed                        (9,161)       (92,045)      (15,677)       (165,046)
                                   ----------    -----------      --------    ------------
Net increase                           31,114    $   324,921        48,817    $    676,800
                                   ==========    ===========      ========    ============

                                                           CLASS C
                                   -------------------------------------------------------
                                     FOR THE SIX MONTHS ENDED        FOR THE YEAR ENDED
                                   FEBRUARY 28, 2003 (UNAUDITED)       AUGUST 31, 2002
                                   -------------------------------------------------------
                                     SHARES        VALUE           SHARES        VALUE
                                   ----------    -----------      --------    ------------
Shares sold                            10,631    $   109,502        33,878    $    441,743
Shares issued in reinvestment
  of distributions                         --             --            16             224
Shares redeemed                        (3,054)       (29,985)      (15,825)       (191,024)
                                   ----------    -----------      --------    ------------
Net increase                            7,577    $    79,517        18,069    $    250,943
                                   ==========    ===========      ========    ============

----------
(1) Effective October 24, 2002, the Institutional Class shares ceased operations.

   On February 28, 2003, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund were as follows:

                                    NUMBER OF       APPROXIMATE PERCENTAGE
                                  SHAREHOLDERS       OF OUTSTANDING SHARES
                                  ------------      ----------------------
           Common Class                 2                       44%
           Class A                      6                       41%
           Class B                      6                       51%
           Class C                      5                       52%

   Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

CREDIT SUISSE SELECT EQUITY FUND
PRIVACY POLICY NOTICE

   We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

   In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

   We may collect nonpublic information about you from the following sources:

   - Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

   - Information about your transactions with us, our affiliates, or others.

   We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law. In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates. We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

   We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

   NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM"), CSAM CAPITAL INC., AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU. THIS NOTICE IS DATED AS OF MARCH 29, 2002.

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

P.O. BOX 55030, BOSTON, MA 02205-5030
800-927-2874 - www.csam-americas.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       WPFOC-3-0203

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE FUNDS
ANNUAL REPORT

OCTOBER 31, 2002

- CREDIT SUISSE
  TAX EFFICIENT FUND

More complete information about the Fund, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-927-2874 or by writing to Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3147. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

THE FUND'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE FUND'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF OCTOBER 31, 2002; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE TAX EFFICIENT FUND
ANNUAL INVESTMENT ADVISER'S REPORT
October 31, 2002

                                                                December 2, 2002

Dear Shareholder:

   For the 12 months ended October 31, 2002, the Common Class shares of Credit Suisse Tax Efficient Fund(1),(2) (the "Fund") had a loss of 18.89%, vs. a decline of 15.11% for the S&P 500 Index.(3) The Fund's Class A Shares, Class B Shares and Class C Shares returns were down 18.87%, 19.49% and 19.49%, respectively, for the same period.

   Total return for Class A Shares for the reporting period, based on offering price (with maximum sales charge of 5.75%), was down 23.51%. Total return for Class B Shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge, or CDSC, of 4%), was down 22.71%. Total return for Class C Shares for the reporting period, based on redemption value (including maximum CDSC of 1%), was down 20.30%. All returns are before taxes.

                             RETURNS AFTER TAXES(4)

                                            COMMON      CLASS A     CLASS B     CLASS C
                                            SHARES      SHARES      SHARES      SHARES
                                           --------    --------    --------    --------
After taxes on distributions,
   without maximum sales load,
   or CDSC, as applicable                  (18.89%)    (18.87%)    (19.49%)    (19.49%)
After taxes on distributions,
   with maximum sales load,
   or CDSC, as applicable                  (18.89%)    (23.51%)    (22.71%)    (20.30%)
After taxes on distributions and
   sale of Fund shares, without
   maximum sales load,
   or CDSC, as applicable                  (11.60%)    (11.58%)    (11.97%)    (11.97%)
After taxes on distributions and
   sale of Fund shares, with
   maximum sales load,
   or CDSC, as applicable                  (11.60%)    (14.43%)    (13.94%)    (12.46%)

   The period was a poor one for stocks. Equity markets initially rallied in the wake of September 11, aided by better liquidity conditions and signs of economic recovery. However, over the latter half of the period some extraordinary circumstances combined to put the equity market under great stress. The threat of war and continuing concerns about corporate governance and accounting provided an unsettling backdrop for an economy that was not as strong as analysts had expected it to be. While consumer demand held up well, especially in the auto and housing sectors, investment demand remained weak.

   Within this environment, the Fund had a loss, hurt by the broad-based selling pressure in the stock market. The Fund underperformed its benchmark for the 12 months, which we attribute primarily to weakness in certain of its media and industrial-related holdings.

   Looking ahead, the market could continue to tread water or pull back some more over the coming months, especially if the economy falters. The threat and reality of war and terrorism could also restrain investors' appetite for stocks.

   We would like to point out that not since the 1939 through 1941 period has the S&P 500 Index declined for three consecutive years, as it will almost certainly have done when 2002 ends. Even the conditions of that three-year period are not quite comparable to present equity market conditions because the S&P's decline in 1939 was less than a half per cent. One has to go all the way back to the period from 1929 through 1932 to find sequential equity market declines comparable to what we have experienced from 2000 to date.

   Of course, the U.S. economy is not in the midst of a great depression. Most evidence indicates that the economy is recovering slowly from a moderate recession and we believe that growth could be in the three per cent range next year. Typically, the path from recession to recovery is neither smooth nor easily predictable. Moreover, it may take longer to restore investors' confidence if they mistakenly generalize about all companies from problems that are specific to only a few. Yet, when all of the factors causing investor anxiety and confusion are taken into account, we still believe that the economy is headed up. While not predictive, the historical record shows that the restoration of economic growth is favorable for the equity market. Examples of S&P 500 returns in recovery years include 37.2% in 1975, 21.4% in 1982, and 30.6% in 1991. These historical returns are not a forecast -- again, past performance cannot guarantee future results -- but merely a reminder of the often close link between economic conditions and equity market conditions.

   Our strategy in managing the Fund is to remain true to its objective of striving to achieve long-term capital appreciation on an after-tax basis. We believe that chasing short-term changes in market sentiment is not appropriate in the core equity style we employ, since these changes cannot be anticipated. We continue to monitor the managements of our companies, assessing their ability to execute their goals and business plans in difficult circumstances. When there are shortcomings or unsuccessful strategies, we monitor these stocks carefully to determine whether the right steps are taken or whether we need to find new holdings with more capable managements.

   In short, current conditions demand strong execution from our managements and we will aggressively attempt to find the successful managements our investors expect. When the U.S. economy eventually returns to more favorable conditions, we expect that more normal conditions should prevail in the equity market as well.

Hugh Neuburger
Portfolio Manager

[CHART]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
   CREDIT SUISSE TAX EFFICIENT FUND(1),(2) COMMON CLASS SHARES AND THE S&P 500
                 INDEX(3) FROM INCEPTION (08/01/00). (UNAUDITED)

               CREDIT SUISSE TAX EFFICIENT
            FUND(1),(2) COMMON CLASS -- $5,698        S&P 500 INDEX(3) -- $6,387
                                      $ 10,000                          $ 10,000
 8/00                                 $ 10,709                          $ 10,621
 9/00                                 $  9,991                          $ 10,060
10/00                                 $  9,987                          $ 10,018
11/00                                 $  9,118                          $  9,228
12/00                                 $  9,234                          $  9,273
 1/01                                 $  9,587                          $  9,602
 2/01                                 $  8,575                          $  8,726
 3/01                                 $  7,884                          $  8,174
 4/01                                 $  8,589                          $  8,809
 5/01                                 $  8,635                          $  8,868
 6/01                                 $  8,287                          $  8,652
 7/01                                 $  8,083                          $  8,567
 8/01                                 $  7,522                          $  8,031
 9/01                                 $  6,914                          $  7,382
10/01                                 $  7,025                          $  7,523
11/01                                 $  7,633                          $  8,100
12/01                                 $  7,656                          $  8,171
 1/02                                 $  7,568                          $  8,052
 2/02                                 $  7,336                          $  7,896
 3/02                                 $  7,633                          $  8,193
 4/02                                 $  7,048                          $  7,697
 5/02                                 $  6,937                          $  7,640
 6/02                                 $  6,394                          $  7,096
 7/02                                 $  5,888                          $  6,543
 8/02                                 $  5,921                          $  6,586
 9/02                                 $  5,248                          $  5,870
10/02                                 $  5,698                          $  6,387

[CHART]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
    CREDIT SUISSE TAX EFFICIENT FUND(1),(2) CLASS A SHARES(5) AND THE S&P 500
                       INDEX(3) FOR TEN YEARS. (UNAUDITED)

       CREDIT SUISSE TAX EFFICIENT FUND(1),(2)
                CLASS A(5) -- $19,824           S&P 500 INDEX(3) -- $25,655
                                      $  9,425                     $ 10,000
11/92                                 $  9,730                     $ 10,338
12/92                                 $  9,827                     $ 10,473
 1/93                                 $  9,827                     $ 10,550
 2/93                                 $  9,895                     $ 10,692
 3/93                                 $ 10,217                     $ 10,922
 4/93                                 $  9,973                     $ 10,654
 5/93                                 $ 10,255                     $ 10,942
 6/93                                 $ 10,273                     $ 10,977
 7/93                                 $ 10,322                     $ 10,926
 8/93                                 $ 10,685                     $ 11,343
 9/93                                 $ 10,479                     $ 11,259
10/93                                 $ 10,773                     $ 11,488
11/93                                 $ 10,684                     $ 11,380
12/93                                 $ 11,177                     $ 11,520
 1/94                                 $ 11,788                     $ 11,905
 2/94                                 $ 11,477                     $ 11,583
 3/94                                 $ 10,876                     $ 11,079
 4/94                                 $ 11,155                     $ 11,223
 5/94                                 $ 11,206                     $ 11,406
 6/94                                 $ 10,822                     $ 11,124
 7/94                                 $ 11,226                     $ 11,492
 8/94                                 $ 11,610                     $ 11,960
 9/94                                 $ 11,268                     $ 11,671
10/94                                 $ 11,216                     $ 11,938
11/94                                 $ 10,833                     $ 11,500
12/94                                 $ 10,700                     $ 11,668
 1/95                                 $ 10,767                     $ 11,971
 2/95                                 $ 10,989                     $ 12,436
 3/95                                 $ 11,288                     $ 12,804
 4/95                                 $ 11,454                     $ 13,180
 5/95                                 $ 11,842                     $ 13,700
 6/95                                 $ 11,909                     $ 14,023
 7/95                                 $ 12,231                     $ 14,490
 8/95                                 $ 12,109                     $ 14,530
 9/95                                 $ 12,497                     $ 15,140
10/95                                 $ 12,585                     $ 15,086
11/95                                 $ 13,093                     $ 15,750
12/95                                 $ 13,222                     $ 16,042
 1/96                                 $ 13,747                     $ 16,594
 2/96                                 $ 14,081                     $ 16,753
 3/96                                 $ 14,200                     $ 16,913
 4/96                                 $ 14,367                     $ 17,163
 5/96                                 $ 14,582                     $ 17,605
 6/96                                 $ 14,487                     $ 17,676
 7/96                                 $ 13,890                     $ 16,889
 8/96                                 $ 14,105                     $ 17,248
 9/96                                 $ 14,737                     $ 18,217
10/96                                 $ 15,143                     $ 18,716
11/96                                 $ 16,340                     $ 20,137
12/96                                 $ 15,891                     $ 19,743
 1/97                                 $ 16,943                     $ 20,968
 2/97                                 $ 16,956                     $ 21,137
 3/97                                 $ 16,154                     $ 20,257
 4/97                                 $ 17,180                     $ 21,466
 5/97                                 $ 18,061                     $ 22,784
 6/97                                 $ 18,719                     $ 23,785
 7/97                                 $ 19,982                     $ 25,675
 8/97                                 $ 18,864                     $ 24,252
 9/97                                 $ 19,811                     $ 25,574
10/97                                 $ 19,153                     $ 24,733
11/97                                 $ 19,921                     $ 25,867
12/97                                 $ 20,392                     $ 26,304
 1/98                                 $ 20,699                     $ 26,602
 2/98                                 $ 22,248                     $ 28,514
 3/98                                 $ 23,281                     $ 29,977
 4/98                                 $ 23,309                     $ 30,288
 5/98                                 $ 22,862                     $ 29,761
 6/98                                 $ 23,797                     $ 30,970
 7/98                                 $ 23,637                     $ 30,641
 8/98                                 $ 20,130                     $ 26,217
 9/98                                 $ 21,603                     $ 27,915
10/98                                 $ 23,174                     $ 30,175
11/98                                 $ 24,450                     $ 32,005
12/98                                 $ 26,174                     $ 33,867
 1/99                                 $ 27,115                     $ 35,261
 2/99                                 $ 26,516                     $ 34,166
 3/99                                 $ 27,585                     $ 35,538
 4/99                                 $ 28,440                     $ 36,891
 5/99                                 $ 27,770                     $ 36,039
 6/99                                 $ 29,352                     $ 38,008
 7/99                                 $ 28,725                     $ 36,851
 8/99                                 $ 28,725                     $ 36,679
 9/99                                 $ 28,269                     $ 35,663
10/99                                 $ 30,306                     $ 37,931
11/99                                 $ 30,976                     $ 38,706
12/99                                 $ 33,482                     $ 40,982
 1/00                                 $ 32,314                     $ 38,923
 2/00                                 $ 32,452                     $ 38,187
 3/00                                 $ 35,604                     $ 41,922
 4/00                                 $ 34,467                     $ 40,661
 5/00                                 $ 33,544                     $ 39,827
 6/00                                 $ 35,298                     $ 40,808
 7/00                                 $ 34,682                     $ 40,171
 8/00                                 $ 37,174                     $ 42,665
 9/00                                 $ 34,683                     $ 40,412
10/00                                 $ 34,667                     $ 40,241
11/00                                 $ 31,651                     $ 37,069
12/00                                 $ 32,054                     $ 37,250
 1/01                                 $ 33,262                     $ 38,572
 2/01                                 $ 29,768                     $ 35,055
 3/01                                 $ 27,401                     $ 32,834
 4/01                                 $ 29,866                     $ 35,386
 5/01                                 $ 30,010                     $ 35,623
 6/01                                 $ 28,803                     $ 34,756
 7/01                                 $ 28,110                     $ 34,414
 8/01                                 $ 26,146                     $ 32,259
 9/01                                 $ 24,036                     $ 29,654
10/01                                 $ 24,424                     $ 30,220
11/01                                 $ 26,536                     $ 32,538
12/01                                 $ 26,632                     $ 32,823
 1/02                                 $ 26,311                     $ 32,344
 2/02                                 $ 25,507                     $ 31,721
 3/02                                 $ 26,539                     $ 32,914
 4/02                                 $ 24,510                     $ 30,918
 5/02                                 $ 24,124                     $ 30,690
 6/02                                 $ 22,224                     $ 28,504
 7/02                                 $ 20,485                     $ 26,282
 8/02                                 $ 20,582                     $ 26,455
 9/02                                 $ 18,260                     $ 23,580
10/02                                 $ 19,824                     $ 25,655

[CHART]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
      CREDIT SUISSE TAX EFFICIENT FUND(1),(2) CLASS B SHARES(5),(6) AND THE
                        S&P 500 INDEX(3),(6). (UNAUDITED)

         CREDIT SUISSE TAX EFFICIENT FUND(1),(2)
                CLASS B(5),(6) -- $13,405              S&P 500 INDEX(3),(6) -- $15,314
3/96(6)                                 $ 10,000                              $ 10,000
 3/96                                   $ 10,085                              $ 10,096
 4/96                                   $ 10,195                              $ 10,245
 5/96                                   $ 10,339                              $ 10,509
 6/96                                   $ 10,271                              $ 10,551
 7/96                                   $  9,839                              $ 10,081
 8/96                                   $  9,983                              $ 10,295
 9/96                                   $ 10,424                              $ 10,874
10/96                                   $ 10,704                              $ 11,172
11/96                                   $ 11,545                              $ 12,020
12/96                                   $ 11,228                              $ 11,785
 1/97                                   $ 11,966                              $ 12,516
 2/97                                   $ 11,966                              $ 12,617
 3/97                                   $ 11,387                              $ 12,092
 4/97                                   $ 12,106                              $ 12,813
 5/97                                   $ 12,722                              $ 13,600
 6/97                                   $ 13,179                              $ 14,198
 7/97                                   $ 14,057                              $ 15,325
 8/97                                   $ 13,263                              $ 14,476
 9/97                                   $ 13,926                              $ 15,265
10/97                                   $ 13,450                              $ 14,763
11/97                                   $ 13,986                              $ 15,440
12/97                                   $ 14,312                              $ 15,701
 1/98                                   $ 14,510                              $ 15,879
 2/98                                   $ 15,589                              $ 17,020
 3/98                                   $ 16,301                              $ 17,894
 4/98                                   $ 16,321                              $ 18,079
 5/98                                   $ 15,995                              $ 17,765
 6/98                                   $ 16,638                              $ 18,486
 7/98                                   $ 16,525                              $ 18,290
 8/98                                   $ 14,057                              $ 15,649
 9/98                                   $ 15,082                              $ 16,663
10/98                                   $ 16,166                              $ 18,012
11/98                                   $ 17,041                              $ 19,104
12/98                                   $ 18,234                              $ 20,215
 1/99                                   $ 18,880                              $ 21,048
 2/99                                   $ 18,456                              $ 20,394
 3/99                                   $ 19,184                              $ 21,213
 4/99                                   $ 19,770                              $ 22,021
 5/99                                   $ 19,295                              $ 21,512
 6/99                                   $ 20,386                              $ 22,688
 7/99                                   $ 19,932                              $ 21,996
 8/99                                   $ 19,901                              $ 21,894
 9/99                                   $ 19,568                              $ 21,288
10/99                                   $ 20,973                              $ 22,641
11/99                                   $ 21,427                              $ 23,104
12/99                                   $ 23,143                              $ 24,462
 1/00                                   $ 22,334                              $ 23,233
 2/00                                   $ 22,411                              $ 22,794
 3/00                                   $ 24,575                              $ 25,024
 4/00                                   $ 23,777                              $ 24,271
 5/00                                   $ 23,122                              $ 23,773
 6/00                                   $ 24,324                              $ 24,359
 7/00                                   $ 23,876                              $ 23,978
 8/00                                   $ 25,581                              $ 25,467
 9/00                                   $ 23,854                              $ 24,122
10/00                                   $ 23,822                              $ 24,020
11/00                                   $ 21,743                              $ 22,127
12/00                                   $ 21,995                              $ 22,235
 1/01                                   $ 22,821                              $ 23,024
 2/01                                   $ 20,401                              $ 20,924
 3/01                                   $ 18,773                              $ 19,599
 4/01                                   $ 20,447                              $ 21,122
 5/01                                   $ 20,527                              $ 21,263
 6/01                                   $ 19,690                              $ 20,746
 7/01                                   $ 19,197                              $ 20,542
 8/01                                   $ 17,855                              $ 19,256
 9/01                                   $ 16,399                              $ 17,701
10/01                                   $ 16,651                              $ 18,038
11/01                                   $ 18,084                              $ 19,422
12/01                                   $ 18,130                              $ 19,592
 1/02                                   $ 17,901                              $ 19,307
 2/02                                   $ 17,350                              $ 18,934
 3/02                                   $ 18,027                              $ 19,646
 4/02                                   $ 16,639                              $ 18,455
 5/02                                   $ 16,375                              $ 18,319
 6/02                                   $ 15,079                              $ 17,014
 7/02                                   $ 13,876                              $ 15,688
 8/02                                   $ 13,945                              $ 15,791
 9/02                                   $ 12,362                              $ 14,075
10/02                                   $ 13,405                              $ 15,314

[CHART]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
      CREDIT SUISSE TAX EFFICIENT FUND(1),(2) CLASS C SHARES(5),(7) AND THE
                        S&P 500 INDEX(3),(7). (UNAUDITED)

              CREDIT SUISSE TAX EFFICIENT
          FUND(1),(2) CLASS C(5),(7) -- $5,979    S&P 500 INDEX(3),(7) -- $6,718
 3/00(7)                              $ 10,000                          $ 10,000
 3/00                                 $ 10,961                          $ 10,978
 4/00                                 $ 10,605                          $ 10,648
 5/00                                 $ 10,312                          $ 10,429
 6/00                                 $ 10,848                          $ 10,687
 7/00                                 $ 10,648                          $ 10,520
 8/00                                 $ 11,409                          $ 11,173
 9/00                                 $ 10,634                          $ 10,583
10/00                                 $ 10,624                          $ 10,538
11/00                                 $  9,692                          $  9,707
12/00                                 $  9,810                          $  9,755
 1/01                                 $ 10,173                          $ 10,101
 2/01                                 $  9,099                          $  9,180
 3/01                                 $  8,367                          $  8,598
 4/01                                 $  9,114                          $  9,266
 5/01                                 $  9,155                          $  9,329
 6/01                                 $  8,782                          $  9,102
 7/01                                 $  8,562                          $  9,012
 8/01                                 $  7,958                          $  8,448
 9/01                                 $  7,314                          $  7,766
10/01                                 $  7,426                          $  7,914
11/01                                 $  8,061                          $  8,521
12/01                                 $  8,086                          $  8,595
 1/02                                 $  7,984                          $  8,470
 2/02                                 $  7,733                          $  8,307
 3/02                                 $  8,040                          $  8,619
 4/02                                 $  7,421                          $  8,097
 5/02                                 $  7,303                          $  8,037
 6/02                                 $  6,720                          $  7,464
 7/02                                 $  6,189                          $  6,882
 8/02                                 $  6,220                          $  6,928
 9/02                                 $  5,514                          $  6,175
10/02                                 $  5,979                          $  6,718

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

               AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2002(1)

                                                ONE        FIVE       TEN      SINCE
                                                YEAR       YEAR       YEAR   INCEPTION
                                              --------    -------    -----   ---------
Common Class
   Return Before Taxes                        (24.09%)       --        --     (25.73%)
   Return After Taxes on Distributions        (24.09%)       --        --     (26.04%)
   Return After Taxes on Distributions
     and Sales of Fund Shares                 (14.79%)       --        --     (19.63%)

Class A
   Return Before Taxes Without
     Sales Charge                             (24.06%)    (1.63%)    6.83%      7.36%
   Return Before Taxes With
     Sales Charge                             (28.43%)    (2.79%)    6.20%      6.96%
   Return After Taxes on Distributions
     Without Sales Charge                     (24.06%)    (2.50%)    5.00%      5.51%
   Return After Taxes on Distributions
     With Maximum Sales Charge                (28.43%)    (3.65%)    4.38%      5.11%
   Return After Taxes on Distributions
     and Sales of Fund Shares Without
     Sales Charge                             (14.77%)    (1.10%)    5.13%      5.52%
   Return After Taxes on Distributions
     and Sales of Fund Shares With
     Maximum Sales Charge                     (17.45%)    (2.02%)    4.59%      5.16%

Class B
   Return Before Taxes Without
     Sales Charge                             (24.62%)    (2.35%)      --       3.18%
   Return Before Taxes With Maximum
     Sales Charge                             (27.63%)    (2.35%)      --       3.18%
   Return After Taxes on Distributions
     Without Sales Charge                     (24.62%)    (3.23%)      --       2.04%
   Return After Taxes on Distributions
     With Maximum Sales Charge                (27.63%)    (3.23%)      --       2.04%
   Return After Taxes on Distributions
     and Sales of Fund Shares Without
     Sales Charge                             (15.11%)    (1.65%)      --       2.60%
   Return After Taxes on Distributions
     and Sales of Fund Shares With
     Maximum Sales Charge                     (16.97%)    (1.65%)      --       2.60%

Class C
   Return Before Taxes Without
     Sales Charge                             (24.62%)       --        --     (20.11%)
   Return Before Taxes With Maximum
     Sales Charge                             (25.37%)       --        --     (20.11%)
   Return After Taxes on Distributions
     Without Sales Charge                     (24.62%)       --        --     (20.40%)

                                        6

                                                ONE        FIVE       TEN      SINCE
                                                YEAR       YEAR       YEAR   INCEPTION
                                              --------    -------    -----   ---------
Class C (continued)
   Return After Taxes on Distributions
     With Maximum Sales Charge                (25.37%)       --        --     (20.40%)
   Return After Taxes on Distributions
     and Sales of Fund Shares Without
     Sales Charge                             (15.11%)       --        --     (15.29%)
   Return After Taxes on Distributions
     and Sales of Fund Shares With
     Maximum Sales Charge                     (15.58%)       --        --     (15.29%)

                AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2002(1)
Common Class
   Return Before Taxes                        (18.89%)       --        --     (22.10%)
   Return After Taxes on Distributions        (18.89%)       --        --     (22.41%)
   Return After Taxes on Distributions
     and Sales of Fund Shares                 (11.60%)       --        --     (16.94%)

Class A
   Return Before Taxes Without
     Sales Charge                             (18.87%)     0.68%     7.72%      7.88%
   Return Before Taxes With Maximum
     Sales Charge                             (23.51%)    (0.51%)    7.08%      7.48%
   Return After Taxes on Distributions
     Without Sales Charge                     (18.87%)    (0.22%)    5.87%      6.02%
   Return After Taxes on Distributions
     With Maximum Sales Charge                (23.51%)    (1.39%)    5.25%      5.63%
   Return After Taxes on Distributions
     and Sales of Fund Shares Without
     Sales Charge                             (11.58%)     0.67%     5.83%      5.93%
   Return After Taxes on Distributions
     and Sales of Fund Shares With
     Maximum Sales Charge                     (14.43%)    (0.28%)    5.28%      5.57%

Class B
   Return Before Taxes Without
     Sales Charge                             (19.49%)    (0.07%)      --       4.40%
   Return Before Taxes With Maximum
     Sales Charge                             (22.71%)    (0.07%)      --       4.40%
   Return After Taxes on Distributions
     Without Sales Charge                     (19.49%)    (0.96%)      --       3.26%
   Return After Taxes on Distributions
     With Maximum Sales Charge                (22.71%)    (0.96%)      --       3.26%
   Return After Taxes on Distributions
     and Sales of Fund Shares Without
     Sales Charge                             (11.97%)     0.10%       --       3.54%
   Return After Taxes on Distributions
     and Sales of Fund Shares With
     Maximum Sales Charge                     (13.94%)     0.10%   --           3.54%

                                        7

                                                ONE        FIVE       TEN      SINCE
                                                YEAR       YEAR       YEAR   INCEPTION
                                              --------    -------    -----   ---------
Class C
   Return Before Taxes Without
     Sales Charge                             (19.49%)       --        --     (17.06%)
   Return Before Taxes With Maximum
     Sales Charge                             (20.30%)       --        --     (17.06%)
   Return After Taxes on Distributions
     Without Sales Charge                     (19.49%)       --        --     (17.35%)
   Return After Taxes on Distributions With
     Maximum Sales Charge                     (20.30%)       --        --     (17.35%)
   Return After Taxes on Distributions
     and Sales of Fund Shares Without
     Sales Charge                             (11.97%)       --        --     (13.04%)
   Return After Taxes on Distributions
     and Sales of Fund Shares With
     Maximum Sales Charge                     (12.46%)       --        --     (13.04%)

----------
(1) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.
(2) Effective June 3, 2002 the Fund's name was changed from Credit Suisse Blue Chip Fund and the Fund's investment objective changed to long-term capital appreciation on an after-tax basis. The Fund implements an explicit investment strategy of seeking to reduce, though not eliminate, taxable distributions to shareholders. The investment adviser's attempts to manage the Fund in a tax efficient manner may hurt the Fund's performance on a pre-tax basis. Therefore, the Fund may be less attractive to persons who invest in the Fund through tax-advantaged vehicles, such as IRA's or 401(k) plans.
(3) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks. It includes reinvestment of dividends and is a registered trademark of McGraw-Hill Co., Inc. Investors cannot invest directly in an index.
(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual returns depend on an investor's circumstances and may differ from those shown. Actual after-tax returns may not be relevant to investors who hold their shares through tax-advantaged arrangements, such as IRA's or 401(k) plans. The after-tax performance figures provided in this report may vary from the after-tax performance figures provided by other sources.
(5) Total return for Class A shares for the reporting period, based on offering price (with maximum sales charge of 5.75%), was -23.51%. Total return for Class B shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge, or CDSC, of 4%), was -22.71%. Total return for Class C shares for the reporting period, based on redemption value (including maximum CDSC of 1%), was -20.30%.
(6) Performance for the benchmark is not available for the period beginning February 28, 1996 (commencement of operations). For that reason, performance is shown for the period beginning March 1, 1996.
(7) Performance for the benchmark is not available for the period beginning February 28, 2000 (commencement of operations). For that reason, performance is shown for the period beginning March 1, 2000.

CREDIT SUISSE TAX EFFICIENT FUND
SCHEDULE OF INVESTMENTS
October 31, 2002

                                                               NUMBER OF
                                                                 SHARES         VALUE
                                                               ---------     ------------
COMMON STOCKS (99.8%)
AEROSPACE & DEFENSE (4.2%)
    General Dynamics Corp.                                        18,200     $  1,440,166
    United Technologies Corp.                                     38,500        2,374,295
                                                                             ------------
                                                                                3,814,461
                                                                             ------------
BANKS (6.1%)
    Bank of New York Company, Inc.                                99,600        2,589,600
    Bank One Corp.                                                76,500        2,950,605
                                                                             ------------
                                                                                5,540,205
                                                                             ------------
BEVERAGES (1.2%)
    PepsiCo, Inc.                                                 25,500        1,124,550
                                                                             ------------
BIOTECHNOLOGY (2.6%)
    Amgen, Inc.*                                                  50,000        2,328,000
                                                                             ------------
CHEMICALS (1.3%)
    Air Products & Chemicals, Inc.                                26,100        1,153,620
                                                                             ------------
COMMERCIAL SERVICES & SUPPLIES (1.7%)
    Avery Dennison Corp.                                          25,000        1,556,000
                                                                             ------------
COMMUNICATIONS EQUIPMENT (2.4%)
    Cisco Systems, Inc.*                                         145,500        1,626,690
    Motorola, Inc.                                                60,000          550,200
                                                                             ------------
                                                                                2,176,890
                                                                             ------------
COMPUTERS & PERIPHERALS (2.3%)
    International Business Machines Corp.                         26,140        2,063,492
                                                                             ------------
DIVERSIFIED FINANCIALS (7.9%)
    American Express Co.                                          52,831        1,921,463
    Citigroup, Inc.                                               72,600        2,682,570
    Freddie Mac                                                   28,200        1,736,556
    J.P. Morgan Chase & Co.                                       40,000          830,000
                                                                             ------------
                                                                                7,170,589
                                                                             ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (4.1%)
    BellSouth Corp.                                               49,300        1,289,195
    SBC Communications, Inc.                                      47,200        1,211,152
    Verizon Communications, Inc.                                  31,700        1,196,992
                                                                             ------------
                                                                                3,697,339
                                                                             ------------
FOOD & DRUG RETAILING (4.2%)
    CVS Corp.                                                     62,900        1,744,217
    Sysco Corp.                                                   65,500        2,075,040
                                                                             ------------
                                                                                3,819,257
                                                                             ------------
FOOD PRODUCTS (2.0%)
    General Mills, Inc.                                           45,000        1,859,400
                                                                             ------------

                 See Accompanying Notes to Financial Statements.

                                        9

                                                               NUMBER OF
                                                                 SHARES         VALUE
                                                               ---------     ------------
COMMON STOCKS (CONTINUED)

HEALTHCARE EQUIPMENT & SUPPLIES (1.6%)
    Baxter International, Inc.                                    57,400     $  1,436,148
                                                                             ------------
HOUSEHOLD PRODUCTS (3.8%)
    Colgate-Palmolive Co.                                         33,800        1,858,324
    Procter & Gamble Co.                                          18,400        1,627,480
                                                                             ------------
                                                                                3,485,804
                                                                             ------------
INDUSTRIAL CONGLOMERATES (4.6%)
    General Electric Co.                                         128,600        3,247,150
    Tyco International, Ltd.                                      67,300          973,158
                                                                             ------------
                                                                                4,220,308
                                                                             ------------
INSURANCE (7.3%)
    American International Group, Inc.                            17,475        1,093,061
    Hartford Financial Services Group, Inc.                       51,400        2,030,300
    Marsh & McLennan Companies, Inc.                              42,200        1,971,162
    St. Paul Companies, Inc.                                      42,200        1,384,160
    Travelers Property Casualty Corp. Class A*                     3,136           41,615
    Travelers Property Casualty Corp. Class B*                     6,444           87,123
                                                                             ------------
                                                                                6,607,421
                                                                             ------------
MEDIA (7.0%)
    AOL Time Warner, Inc.*                                        66,050          974,237
    E.W. Scripps Co. Class A                                      22,900        1,767,651
    Omnicom Group, Inc.                                           30,400        1,751,952
    Viacom, Inc. Class B*                                         43,000        1,918,230
                                                                             ------------
                                                                                6,412,070
                                                                             ------------
METALS & MINING (1.0%)
    Alcoa, Inc.                                                   42,100          928,726
                                                                             ------------
MULTILINE RETAIL (6.5%)
    Target Corp.                                                  63,200        1,903,584
    Wal-Mart Stores, Inc.                                         74,300        3,978,765
                                                                             ------------
                                                                                5,882,349
                                                                             ------------
OIL & GAS (6.9%)
    ChevronTexaco Corp.                                           24,315        1,644,423
    ConocoPhillips                                                35,404        1,717,094
    ExxonMobil Corp.                                              87,500        2,945,250
                                                                             ------------
                                                                                6,306,767
                                                                             ------------
PERSONAL PRODUCTS (1.1%)
    Estee Lauder Companies, Inc. Class A                          33,700          981,344
                                                                             ------------
PHARMACEUTICALS (10.8%)
    Johnson & Johnson                                             68,600        4,030,250
    Pfizer Inc.                                                  115,180        3,659,269
    Wyeth                                                         63,300        2,120,550
                                                                             ------------
                                                                                9,810,069
                                                                             ------------

                 See Accompanying Notes to Financial Statements.

                                       10

                                                               NUMBER OF
                                                                SHARES          VALUE
                                                               ---------     ------------
COMMON STOCKS (CONTINUED)

SEMICONDUCTOR EQUIPMENT & PRODUCTS (4.0%)
    Analog Devices, Inc.*                                         23,000     $    616,400
    Intel Corp.                                                  107,000        1,851,100
    Texas Instruments, Inc.                                       73,300        1,162,538
                                                                             ------------
                                                                                3,630,038
                                                                             ------------
SOFTWARE (5.2%)
    Microsoft Corp.*                                              75,700        4,047,679
    Oracle Corp.*                                                 41,300          420,847
    VERITAS Software Corp.*                                       14,300          218,075
                                                                             ------------
                                                                                4,686,601
                                                                             ------------

TOTAL COMMON STOCKS (Cost $88,839,481)                                         90,691,448
                                                                             ------------

TOTAL INVESTMENTS AT VALUE (99.8%) (Cost $88,839,481)                          90,691,448

OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)                                      212,205
                                                                             ------------

NET ASSETS (100.0%)                                                          $ 90,903,653
                                                                             ============

----------
* Non-income producing security.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TAX EFFICIENT FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2002

ASSETS
    Investments at value (Cost $88,839,481)                                     $  90,691,448
    Cash                                                                                4,909
    Receivable for investments sold                                                   246,222
    Dividend and interest receivable                                                  123,292
    Receivable for fund shares sold                                                       131
    Prepaid expenses and other assets                                                  15,957
                                                                                -------------
      Total Assets                                                                 91,081,959
                                                                                -------------
LIABILITIES
    Advisory fee payable                                                                5,980
    Administrative services fee payable                                                16,292
    Distribution fee payable                                                           34,197
    Payable for fund shares redeemed                                                   32,978
    Other accrued expenses payable                                                     88,859
                                                                                -------------
      Total Liabilities                                                               178,306
                                                                                -------------
NET ASSETS
    Capital stock, $0.001 par value                                                     7,498
    Paid-in capital                                                               100,724,675
    Undistributed net investment income                                               142,577
    Accumulated net realized loss on investments                                  (11,823,064)
    Net unrealized appreciation from investments                                    1,851,967
                                                                                -------------
      Net Assets                                                                $  90,903,653
                                                                                =============
COMMON SHARES
    Net assets                                                                  $     898,527
    Shares outstanding                                                                 73,169
                                                                                -------------
    Net asset value, offering price and redemption price per share              $       12.28
                                                                                =============
A SHARES
    Net assets                                                                  $  65,319,192
    Shares outstanding                                                              5,312,473
                                                                                -------------
    Net asset value and redemption price per share                              $       12.30
                                                                                =============
    Maximum offering price per share (net asset value/(1-5.75%))                $       13.05
                                                                                =============
B SHARES
    Net assets                                                                  $  21,490,473
    Shares outstanding                                                              1,838,410
                                                                                -------------
    Net asset value and offering price per share                                $       11.69
                                                                                =============
C SHARES
    Net assets                                                                  $   3,195,461
    Shares outstanding                                                                273,409
                                                                                -------------
    Net asset value and offering price per share                                $       11.69
                                                                                =============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TAX EFFICIENT FUND
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2002

INVESTMENT INCOME
    Dividend                                                                    $   1,866,722
    Interest                                                                            3,900
                                                                                -------------
      Total investment income                                                       1,870,622
                                                                                -------------
EXPENSES
    Investment advisory fees                                                          927,172
    Administrative services fees                                                      233,582
    Distribution fees                                                                 586,766
    Transfer agent fees                                                               209,673
    Printing fees                                                                      79,904
    Registration fees                                                                  79,781
    Legal fees                                                                         66,707
    Audit fees                                                                         19,675
    Insurance expense                                                                  16,519
    Custodian fees                                                                     14,014
    Trustees' fees                                                                      5,929
    Interest expense                                                                    5,204
    Miscellaneous expense                                                               5,256
                                                                                -------------
    Total expenses                                                                  2,250,182
    Less: fees waived                                                                (522,137)
                                                                                -------------
      Net expenses                                                                  1,728,045
                                                                                -------------
       Net investment income                                                          142,577
                                                                                -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
    Net realized loss from investments                                            (10,387,080)
    Net change in unrealized appreciation (depreciation) from investments         (13,227,307)
                                                                                -------------
    Net realized and unrealized loss from investments                             (23,614,387)
                                                                                -------------
    Net decrease in net assets resulting from operations                        $ (23,471,810)
                                                                                =============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TAX EFFICIENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                               FOR THE YEAR         FOR THE YEAR
                                                                                  ENDED                ENDED
                                                                             OCTOBER 31, 2002     OCTOBER 31, 2001
                                                                             ----------------     ----------------
FROM OPERATIONS
  Net investment income (loss)                                               $        142,577     $       (219,659)
  Net realized loss from investments                                              (10,387,080)          (1,435,984)
  Net change in unrealized appreciation (depreciation) from investments           (13,227,307)         (70,206,724)
                                                                             ----------------     ----------------
   Net decrease in net assets resulting from operations                           (23,471,810)         (71,862,367)
                                                                             ----------------     ----------------
FROM DISTRIBUTIONS
  Distributions from net realized gains
   Common Class shares                                                                     --              (45,256)
   Class A shares                                                                          --           (6,746,718)
   Class B shares                                                                          --           (2,198,411)
   Class C shares                                                                          --             (193,467)
   Class D shares                                                                          --             (979,745)
                                                                             ----------------     ----------------
   Net decrease in net assets resulting from distributions                                 --          (10,163,597)
                                                                             ----------------     ----------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                                                      8,194,566           47,862,405
  Reinvestment of distributions                                                            --            9,175,334
  Net asset value of shares redeemed                                              (57,525,553)         (49,927,331)
                                                                             ----------------     ----------------
   Net increase (decrease) in net assets from capital share transactions          (49,330,987)           7,110,408
                                                                             ----------------     ----------------
  Net decrease in net assets                                                      (72,802,797)         (74,915,556)
NET ASSETS
  Beginning of year                                                               163,706,450          238,622,006
                                                                             ----------------     ----------------
  End of year                                                                $     90,903,653     $    163,706,450
                                                                             ================     ================
UNDISTRIBUTED NET INVESTMENT INCOME                                          $        142,577     $             --
                                                                             ================     ================

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TAX EFFICIENT FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)

                                                        FOR THE YEAR ENDED OCTOBER 31,
                                                        ------------------------------
                                                         2002        2001      2000(1)
                                                        -------     -------    -------
PER SHARE DATA
  Net asset value, beginning of period                  $ 15.14     $ 22.55    $ 22.55
                                                        -------     -------    -------
INVESTMENT OPERATIONS
  Net investment income (loss)(2)                          0.04        0.01      (0.02)
  Net gain (loss) on investments
    (both realized and unrealized)                        (2.90)      (6.47)      0.02
                                                        -------     -------    -------
      Total from investment operations                    (2.86)      (6.46)        --
                                                        -------     -------    -------
LESS DISTRIBUTIONS
  Distributions from net realized gains                      --       (0.95)        --
                                                        -------     -------    -------
NET ASSET VALUE, END OF PERIOD                          $ 12.28     $ 15.14    $ 22.55
                                                        =======     =======    =======
      Total return(3)                                    (18.89)%    (29.66)%     0.00%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)              $   899     $ 1,395    $ 1,002
    Ratio of expenses to average net assets                1.09%       1.10%      0.27%(4)
    Ratio of net investment income (loss) to
      average net assets                                   0.28%       0.05%     (0.11)%(4)
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                 0.38%       0.14%        --
  Portfolio turnover rate                                    19%         17%        26%

----------
(1) For the period August 1, 2000 (inception date) through October 31, 2000.

(2) Per share information is calculated using the average share outstanding method.

(3) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4) Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TAX EFFICIENT FUND
FINANCIAL HIGHLIGHTS
(For a Class A Share of the Fund Outstanding Throughout Each Period)

                                                                         FOR THE YEAR ENDED OCTOBER 31,
                                                    --------------------------------------------------------------------------
                                                       2002           2001           2000             1999             1998
                                                    ----------     ----------     ----------       ----------       ----------
PER SHARE DATA
  Net asset value, beginning of period              $    15.16     $    22.54     $    21.27       $    16.52       $    14.56
                                                    ----------     ----------     ----------       ----------       ----------
INVESTMENT OPERATIONS
  Net investment income (loss)                           0.041           0.01(1)       (0.04)(1)        (0.03)(1)           --
  Net gain (loss) on investments
    (both realized and unrealized)                       (2.90)         (6.44)          2.92             5.04             2.88
                                                    ----------     ----------     ----------       ----------       ----------
      Total from investment operations                   (2.86)         (6.43)          2.88             5.01             2.88
                                                    ----------     ----------     ----------       ----------       ----------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                      --             --             --               --            (0.02)
  Distributions from net realized gains                     --          (0.95)         (1.61)           (0.26)           (0.90)
                                                    ----------     ----------     ----------       ----------       ----------
      Total dividends and distributions                     --          (0.95)         (1.61)           (0.26)           (0.92)
                                                    ----------     ----------     ----------       ----------       ----------
NET ASSET VALUE, END OF PERIOD                      $    12.30     $    15.16     $    22.54       $    21.27       $    16.52
                                                    ==========     ==========     ==========       ==========       ==========
      Total return(2)                                   (18.87)%       (29.56)%        14.39%           30.77%           21.00%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)          $   65,319     $  102,935     $  159,945       $  135,677       $   97,078
    Ratio of expenses to average net assets               1.09%          1.10%          1.14%            1.23%            1.29%
    Ratio of net investment income (loss) to
      average net assets                                  0.29%          0.04%         (0.19)%          (0.16)%          (0.02)%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                0.39%          0.11%            --               --               --
  Portfolio turnover rate                                   19%            17%            26%              35%              21%

(1) Per share information is calculated using the average share outstanding method.

(2) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TAX EFFICIENT FUND
FINANCIAL HIGHLIGHTS
(For a Class B Share of the Fund Outstanding Throughout Each Period)

                                                                      FOR THE YEAR ENDED OCTOBER 31,
                                                       ------------------------------------------------------------
                                                         2002         2001         2000         1999         1998
                                                       --------     --------     --------     --------     --------
PER SHARE DATA
  Net asset value, beginning of period                 $  14.52     $  21.79     $  20.75     $  16.25     $  14.41
                                                       --------     --------     --------     --------     --------
INVESTMENT OPERATIONS
  Net investment loss(1)                                  (0.07)       (0.12)       (0.20)       (0.17)       (0.12)
  Net gain (loss) on investments
    (both realized and unrealized)                        (2.76)       (6.20)        2.85         4.93         2.86
                                                       --------     --------     --------     --------     --------
      Total from investment operations                    (2.83)       (6.32)        2.65         4.76         2.74
                                                       --------     --------     --------     --------     --------
LESS DISTRIBUTIONS
  Distributions from net realized gains                      --        (0.95)       (1.61)       (0.26)       (0.90)
                                                       --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                         $  11.69     $  14.52     $  21.79     $  20.75     $  16.25
                                                       ========     ========     ========     ========     ========
      Total return(2)                                    (19.49)%     (30.10)%      13.58%       29.73%       20.20%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)             $ 21,490     $ 35,270     $ 50,233     $ 32,783     $ 17,438
    Ratio of expenses to average net assets                1.84%        1.85%        1.85%        1.93%        1.99%
    Ratio of net investment loss to
      average net assets                                  (0.46)%      (0.71)%      (0.91)%      (0.86)%      (0.72)%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                 0.39%        0.11%          --           --           --
  Portfolio turnover rate                                    19%          17%          26%          35%          21%

----------
(1) Per share information is calculated using the average share outstanding method.

(2) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TAX EFFICIENT FUND
FINANCIAL HIGHLIGHTS
(For a Class C Share of the Fund Outstanding Throughout Each Period)

                                                        FOR THE YEAR ENDED AUGUST 31,
                                                        -----------------------------
                                                         2002       2001      2000(1)
                                                        -------    -------    -------
PER SHARE DATA
    Net asset value, beginning of period                $ 14.52    $ 21.79    $ 20.01
                                                        -------    -------    -------
INVESTMENT OPERATIONS
  Net investment loss(2)                                  (0.06)     (0.12)     (0.17)
  Net gain (loss) on investments
    (both realized and unrealized)                        (2.77)     (6.20)      1.95
                                                        -------    -------    -------
      Total from investment operations                    (2.83)     (6.32)      1.78
                                                        -------    -------    -------
LESS DISTRIBUTIONS
  Distributions from net realized gains                      --      (0.95)        --
                                                        -------    -------    -------
NET ASSET VALUE, END OF PERIOD                          $ 11.69    $ 14.52    $ 21.79
                                                        =======    =======    =======
    Total return(3)                                      (19.49)%   (30.10)%     8.90%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)              $ 3,195    $ 4,220    $ 4,412
    Ratio of expenses to average net assets                1.84%      1.85%      1.32%(4)
    Ratio of net investment loss to
      average net assets                                  (0.45)%    (0.71)%    (0.91)%(4)
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                 0.40%      0.11%        --
  Portfolio turnover rate                                    19%        17%        26%

(1) For the period February 28, 2000 (inception date) through October 31, 2000.

(2) Per share information is calculated using the average share outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4) Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TAX EFFICIENT FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2002

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse Tax Efficient Fund, formerly Credit Suisse Blue Chip Fund (the "Fund"), a series of the Credit Suisse Capital Funds (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on November 26, 1985.

   Effective June 3, 2002, the Fund changed its legal name from Credit Suisse Blue Chip Fund to Credit Suisse Tax Efficient Fund and changed its investment objective to long-term capital appreciation on an after-tax basis.

   The Fund offers Common Class, Class A, Class B, Class C and Class D shares. Each class of shares represents an equal pro rata interest in the Fund, except that they bear different expenses which reflect the differences in the range of services provided to them. Effective December 12, 2001, Common Class shares closed to new investments, except for reinvestments of dividends. Common Class shareholders may continue to hold Common Class shares but will be unable to add to their accounts. Although no further shares can be purchased, shareholders can redeem their Common Class shares through any available method. Effective March 21, 2002, Class D shares ceased operations. Common Class shares bear expenses paid pursuant to a distribution plan at an annual rate of .25% of the average daily net asset value of the Fund's Common Class shares. Class A shares are sold subject to a front-end sales charge of up to 5.75% and bear expenses paid pursuant to a distribution plan at an annual rate of .25% of the average daily net asset value of the Fund's Class A shares. Class B shares are sold subject to a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held and bear expenses paid pursuant to a distribution plan at an annual rate of 1.00% of the average daily net asset value of the Fund's Class B shares. Class C shares are sold subject to a contingent deferred sales charge of 1.00% if redeemed within the first year of purchase and bear expenses paid pursuant to a distribution plan at an annual rate of 1.00% of the average daily net asset value of the Fund's Class C shares.

   A) SECURITY VALUATION -- The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. The Fund's equity investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees under procedures established by the Board of Trustees in the absence of readily ascertainable market values. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

   B) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

   D) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   E) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   F) SHORT-TERM INVESTMENTS -- The Fund, together with other funds advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into a short-term time deposit issued by State Street Bank and Trust Company, the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

   G) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Fund in connection with securities lending activity is invested in the AIM Institutional Funds -- Liquid Asset Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund had no securities out on loan during the year ended October 31, 2002.

   Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, has been engaged by the Fund to act as the Fund's securities lending agent. CSFB has agreed to charge the Fund fees for its securities lending activities equal to its costs in providing services as securities lending agent. CSFB also has voluntarily agreed to waive its fees for the securities lending agent services that it provides. CSFB may discontinue its voluntary fee waivers at any time.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM serves as investment adviser for the Fund. For its investment advisory services, CSAM is entitled to receive a fee from the Fund based on the following fee structure:

        AVERAGE DAILY NET ASSETS                       ANNUAL RATE
        ------------------------                       -----------
        First $100 million                   0.75% of average daily net assets
        Over $100 million                    0.50% of average daily net assets

   For the year ended October 31, 2002, investment advisory fees earned and voluntarily waived were $927,172 and $522,137, respectively.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and State Street Bank and Trust Company ("SSB") serve as co-administrators to the Fund. At its meeting held on February 12, 2002 the

Board of Trustees approved SSB to replace PFPC, Inc. ("PFPC") as co-administrator effective July 1, 2002.

   For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of the Fund's average daily net assets. For the year ended October 31, 2002, co-administrative services fees earned by CSAMSI were $97,716.

   For its co-administrative services, PFPC was entitled to receive a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

        AVERAGE DAILY NET ASSETS                        ANNUAL RATE
        ------------------------                        -----------
        First $500 million                   .075% of average daily net assets
        Next $1 billion                      .065% of average daily net assets
        Over $1.5 billion                    .055% of average daily net assets

   For the period November 1, 2001 through June 30, 2002, the co-administrative service fees earned by PFPC (including out-of-pocket expenses) were $94,278.

   For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee structure calculated in total for all the Credit Suisse Funds co-administered by SSB and allocated based upon relative average net assets of each fund.

        AVERAGE DAILY NET ASSETS                        ANNUAL RATE
        ------------------------                        -----------
        First $5 billion                     .050% of average daily net assets
        Next $5 billion                      .035% of average daily net assets
        Over $10 billion                     .020% of average daily net assets

   For the period July 1, 2002 to October 31, 2002, co-administrative service fees earned by SSB (including out-of-pocket expenses) were $41,588.

   In addition to serving as the Fund's co-administrator, CSAMSI currently serves as distributor of the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives a fee for its distribution services. This fee is calculated at an annual rate of ..25% of the average daily net assets of the Common shares and Class A shares. For the Class B shares and Class C shares of the Fund, the fee is calculated at an annual rate of 1.00% of average daily net assets of Class B shares and Class C shares of the Fund. For the year ended October 31, 2002, distribution fees paid to CSAMSI were as follows:

                                                       DISTRIBUTION FEE
                                                       ----------------
        Common Class                                   $          3,540
        Class A                                                 230,629
        Class B                                                 313,229
        Class C                                                  39,368
                                                       ----------------
                                                       $        586,766
                                                       ================

   Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund, and receive compensation from CSAM. CSAM is then reimbursed by the Fund. For the year ended October 31, 2002, the Fund reimbursed CSAM $3,703, which is included in the Fund's transfer agent expense.

   For the year ended October 31, 2002, CSAMSI and its affiliates advised the Fund that it retained $106,972 from commissions earned on the sales of the Fund's shares.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing and fulfillment services. For the year ended October 31, 2002, Merrill was paid $61,434 for its services to the Fund.

NOTE 3. LINE OF CREDIT

   Through June 18, 2002, the Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participated in a $200 million committed, unsecured line of credit facility ("Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Participating Funds' share redemptions. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of ..10% per annum on the average unused amount of the Prior Credit Facility, which was allocated among the Participating Funds in such a manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus ..50%.

   Effective June 19, 2002, the Participating Funds, together with additional funds/portfolios advised by CSAM (collectively with the Participating

Funds, the "New Participating Funds"), established a new $150 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for the same purposes as the Prior Credit Facility. Terms of the New Credit Facility remain the same as the Prior Credit Facility. The commitment fee rate and interest rate is unchanged. At October 31, 2002, there were no loans outstanding for the Fund either under the New Credit Facility or the Prior Credit Facility.

   During the year ended October 31, 2002, the Fund had borrowings under the Prior Credit Facility and/or the New Credit Facility as follows:

        AVERAGE DAILY        WEIGHTED AVERAGE           MAXIMUM DAILY
        LOAN BALANCE           INTEREST RATE           LOAN OUTSTANDING
        -------------        ----------------          ----------------
        $     530,741                   2.279%         $      1,862,000

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the year ended October 31, 2002, purchases and sales of investment securities (excluding short-term investments) were $25,602,996 and $74,908,528, respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

   The Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share, of which an unlimited number of shares are classified as the Common Class shares and an unlimited number of shares are classified as the Class A shares, Class B shares, and Class C shares. Transactions in capital shares for each class of the Fund were as follows:

                                                            COMMON CLASS
                                    ------------------------------------------------------------
                                                         FOR THE YEAR ENDED
                                    ------------------------------------------------------------
                                         OCTOBER 31, 2002                 OCTOBER 31, 2001
                                    ------------------------------------------------------------
                                       SHARES         VALUE             SHARES         VALUE
                                    -----------    ------------      -----------    ------------
Shares sold                              29,164    $    473,793          101,032    $  1,850,217
Shares redeemed                         (48,090)       (689,981)         (53,369)       (945,022)
                                    -----------    ------------      -----------    ------------
Net increase (decrease)                 (18,926)   $   (216,188)          47,663    $    905,195
                                    ===========    ============      ===========    ============

                                       24

                                                               CLASS A
                                    ------------------------------------------------------------
                                                         FOR THE YEAR ENDED
                                    ------------------------------------------------------------
                                         OCTOBER 31, 2002                 OCTOBER 31, 2001
                                    ------------------------------------------------------------
                                       SHARES         VALUE             SHARES         VALUE
                                    -----------    ------------      -----------    ------------
Shares sold                             204,856    $   2,742,660       1,330,395    $ 25,120,402
Shares issued in reinvestment
  of distributions                           --               --         294,847       5,926,737
Shares redeemed                      (1,680,530)     (23,172,404)     (1,933,690)    (35,349,700)
                                    -----------    -------------     -----------    ------------
Net decrease                         (1,475,674)   $ (20,429,744)       (308,448)   $ (4,302,561)
                                    ===========    =============     ===========    ============

                                                               CLASS B
                                    ------------------------------------------------------------
                                                         FOR THE YEAR ENDED
                                    ------------------------------------------------------------
                                         OCTOBER 31, 2002                 OCTOBER 31, 2001
                                    ------------------------------------------------------------
                                       SHARES         VALUE             SHARES         VALUE
                                    -----------    ------------      -----------    ------------
Shares sold                             121,941    $  1,868,259          424,643    $  7,657,841
Shares issued in reinvestment
  of distributions                           --              --          107,733       2,090,013
Shares redeemed                        (711,742)     (9,536,588)        (409,177)     (6,955,498)
                                    -----------    ------------      -----------    ------------
Net increase (decrease)                (589,801)   $ (7,668,329)         123,199    $  2,792,356
                                    ===========    ============      ===========    ============

                                                               CLASS C
                                    ------------------------------------------------------------
                                                         FOR THE YEAR ENDED
                                    ------------------------------------------------------------
                                         OCTOBER 31, 2002                 OCTOBER 31, 2001
                                    ------------------------------------------------------------
                                       SHARES         VALUE             SHARES         VALUE
                                    -----------    ------------      -----------    ------------
Shares sold                              96,550    $  1,424,556          149,314    $  2,610,492
Shares issued in reinvestment
  of distributions                           --              --            9,218         178,839
Shares redeemed                        (113,756)     (1,664,618)         (70,397)     (1,156,811)
                                    -----------    ------------      -----------    ------------
Net increase (decrease)                 (17,206)   $   (240,062)          88,135    $  1,632,520
                                    ===========    ============      ===========    ============

                                                               CLASS D
                                    ------------------------------------------------------------
                                                         FOR THE YEAR ENDED
                                    ------------------------------------------------------------
                                        OCTOBER 31, 2002(1)               OCTOBER 31, 2001
                                    ------------------------------------------------------------
                                       SHARES         VALUE            SHARES          VALUE
                                    -----------    -------------     -----------    ------------
Shares sold                             103,477    $   1,685,298         529,136    $ 10,623,453
Shares issued in reinvestment
  of distributions                           --               --          48,574         979,745
Shares redeemed                      (1,407,894)     (22,461,962)       (292,116)     (5,520,300)
                                    -----------    -------------     -----------    ------------
Net increase (decrease)              (1,304,417)   $ (20,776,664)        285,594    $  6,082,898
                                    ===========    =============     ===========    ============

----------
(1) Class D ceased operations on March 21, 2002.

   On October 31, 2002, the number of shareholders that held 5% or more of the outstanding shares were as follows:

                                    NUMBER OF          APPROXIMATE PERCENTAGE
                                  SHAREHOLDERS          OF OUTSTANDING SHARES
                                  ------------          ---------------------
              Class C                   2                        10%

   Some of the shareholders are comprised of omnibus accounts which are held on behalf of several individual shareholders.

NOTE 6. FEDERAL INCOME TAXES

   Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

   The tax characteristics of dividends and distributions paid during the period ended October 31, were as follows:

                  ORDINARY INCOME             LONG-TERM CAPITAL GAIN
                 -----------------          --------------------------
                 2002         2001          2002              2001
                 ----         ----          ----          ------------
                 $ --         $ --          $ --          $ 10,163,597

   At October 31, 2002, the components of distributable earnings on a tax basis for the Fund were as follows:

       Undistributed ordinary income                     $     142,577
       Accumulated realized loss                           (11,823,064)
       Unrealized appreciation                               1,851,967
                                                         -------------
                                                         $  (9,828,520)
                                                         =============

   At October 31, 2002, the Fund had capital loss carryovers available to offset possible future capital gains as follows:

                                   EXPIRES OCTOBER 31,
                           ----------------------------------
                               2009                  2010
                           -----------           ------------
                           $ 1,435,984           $ 10,387,080

   At October 31, 2002, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation (depreciation) from investments were as follows $88,839,481, $18,020,118, $(16,168,151) and $1,851,967, respectively.

CREDIT SUISSE TAX EFFICIENT FUND
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Credit Suisse Tax Efficient Fund:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Tax Efficient Fund (formally known as Credit Suisse Blue Chip Fund) (a series of Credit Suisse Capital Funds) (the "Fund") at October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights of the Fund for each of the periods presented in the period ended October 31, 2000 were audited by other independent accountants, whose report dated December 20, 2000 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 18, 2002

CREDIT SUISSE TAX EFFICIENT FUND
INFORMATION CONCERNING TRUSTEES AND OFFICERS (UNAUDITED)

                                           TERM                                NUMBER OF
                                           OF OFFICE(1)                        PORTFOLIOS IN
                                           AND                                 FUND
                            POSITION(S)    LENGTH        PRINCIPAL             COMPLEX            OTHER
                            HELD WITH      OF TIME       OCCUPATION(S) DURING  OVERSEEN BY        DIRECTORSHIPS
NAME, ADDRESS AND AGE       FUND           SERVED        PAST FIVE YEARS       TRUSTEE            HELD BY TRUSTEE
--------------------------  -------------  ------------  --------------------  -----------------  ---------------
INDEPENDENT TRUSTEES

Richard H. Francis          Trustee and    Since         Currently retired;    53                 Director of
c/o Credit Suisse Asset     Audit          2001          Executive Vice                           The Indonesia
Management, LLC.            Committee                    President and                            Fund, Inc.
466 Lexington Avenue        Member                       Chief Financial
New York, New York                                       Officer of Pan Am
10017-3147                                               Corporation and
                                                         Pan American
Age: 70                                                  World Airways,
                                                         Inc. from 1988 to
                                                         1991

Jack W. Fritz               Trustee and    Since         Private investor;     52                 Director of
2425 North Fish Creek Road  Audit          2001          Consultant and                           Advo, Inc.
P.O. Box 1287               Committee                    Director of Fritz                        (direct mail
Wilson, Wyoming 83014       Member                       Broadcasting, Inc.                       advertising)
                                                         and Fritz
Age: 75                                                  Communications
                                                         (developers and
                                                         operators of radio
                                                         stations) since 1987

Jeffrey E. Garten           Trustee and    Since         Dean of Yale          52                 Director of
Box 208200                  Audit          2001          School of                                Aetna, Inc.;
New Haven, Connecticut      Committee                    Management and                           Director of
06520-8200                  Member                       William S. Beinecke                      Calpine Energy
                                                         Professor in the                         Corporation;
Age: 56                                                  Practice of                              Director of
                                                         International                            CarMax Group
                                                         Trade and Finance;                       (used car
                                                         Undersecretary of                        dealers)
                                                         Commerce for
                                                         International Trade
                                                         from November 1993
                                                         to October 1995;
                                                         Professor at
                                                         Columbia University
                                                         from September
                                                         1992 to November
                                                         1993

----------
(1) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

                                       28

                                           TERM                                NUMBER OF
                                           OF OFFICE(1)                        PORTFOLIOS IN
                                           AND                                 FUND
                            POSITION(S)    LENGTH        PRINCIPAL             COMPLEX            OTHER
                            HELD WITH      OF TIME       OCCUPATION(S) DURING  OVERSEEN BY        DIRECTORSHIPS
NAME, ADDRESS AND AGE       FUND           SERVED        PAST FIVE YEARS       TRUSTEE            HELD BY TRUSTEE
--------------------------  -------------  ------------  --------------------  -----------------  ---------------
INDEPENDENT TRUSTEES--(CONTINUED)
Peter F. Krogh              Trustee and    Since         Dean Emeritus and     52                 Member of the
301 ICC                     Audit          2001          Distinguished                            Board of The
Georgetown University       Committee                    Professor of                             Carlisle
Washington, DC 20057        Member                       International                            Companies Inc.;
                                                         Affairs at the                           Member of
Age: 65                                                  Edmund A. Walsh                          Selection
                                                         School of Foreign                        Committee for
                                                         Service, Georgetown                      Truman Scholars
                                                         University;                              and Henry Luce
                                                         Moderator of PBS                         Scholars; Senior
                                                         Foreign affairs                          Associate of
                                                         television Series                        Center for
                                                                                                  Strategic and
                                                                                                  International
                                                                                                  Studies; Trustee
                                                                                                  of numerous
                                                                                                  world affairs
                                                                                                  organizations

James S. Pasman, Jr.        Trustee and    Since         Currently retired;    54                 Director of
c/o Credit Suisse Asset     Audit          2001          President and Chief                      Education
Management, LLC.            Committee                    Operating Officer of                     Management
466 Lexington Avenue        Member                       National InterGroup,                     Corp.; Director
New York, New York                                       Inc. (holding                            of Credit Suisse
10017-3147                                               company) from                            Asset
                                                         April 1989 to                            Management
Age: 71                                                  March 1991;                              Income Fund,
                                                         Chairman of Permian                      Inc.; Trustee of
                                                         Oil Co. from April                       Credit Suisse
                                                         1989 to March 1991                       High Yield Bond
                                                                                                  Fund;

                                       29

                                           TERM                                NUMBER OF
                                           OF OFFICE(1)                        PORTFOLIOS IN
                                           AND                                 FUND
                            POSITION(S)    LENGTH        PRINCIPAL             COMPLEX            OTHER
                            HELD WITH      OF TIME       OCCUPATION(S) DURING  OVERSEEN BY        DIRECTORSHIPS
NAME, ADDRESS AND AGE       FUND           SERVED        PAST FIVE YEARS       TRUSTEE            HELD BY TRUSTEE
--------------------------  -------------  ------------  --------------------  -----------------  ---------------
INDEPENDENT TRUSTEES--(CONTINUED)
Steven N. Rappaport         Trustee and    Since         Partner Lehigh Court, 53                 Director of The
Lehigh Court, LLC           Audit          2001          LLC since July 2002;                     First Israel Fund,
40 East 52nd Street         Committee                    President of Sunguard                    Inc.
New York, New York          Chairman                     Securities Finance,
10022                                                    Inc. from 2001 to
                                                         July 2002; President
Age: 54                                                  of Loanet, Inc.
                                                         (on-line accounting
                                                         service) from 1995
                                                         to 2001; Director,
                                                         President, North
                                                         American Operations,
                                                         and former Executive
                                                         Vice President from
                                                         1992 to 1993 of
                                                         Worldwide Operations
                                                         of Metallurg Inc.
                                                         (manufacturer of
                                                         specialty metals and
                                                         alloys); Executive
                                                         Vice President,
                                                         Telerate, Inc.
                                                         (provider of
                                                         real-time
                                                         information to the
                                                         capital markets)
                                                         from 1987 to 1992;
                                                         Partner in the law
                                                         firm of Hartman &
                                                         Craven until 1987

INTERESTED TRUSTEE

William W. Priest(2)        Trustee        Since         Senior Partner and    59                 Director of The
Steinberg Priest & Sloane                  2001          Fund Manager,                            Brazilian Equity
Capital Management                                       Steinberg Priest &                       Fund, Inc.; The
12 East 49th Street                                      Sloane Capital                           Chile Fund, Inc.;
12th Floor                                               Management since                         The Emerging
New York, New York                                       March 2001; Chairman                     Markets
10017                                                    and Managing Director                    Telecommunications
                                                         of CSAM from 2000 to                     Fund, Inc.; The
Age: 61                                                  February 2001, Chief                     First Israel Fund,
                                                         Executive Officer and                    Inc.; The Latin
                                                         Managing Director of                     America Equity
                                                         CSAM from 1990 to                        Fund, Inc.; The
                                                         2000                                     Indonesia Fund, Inc.;
                                                                                                  and Credit Suisse
                                                                                                  Asset Management
                                                                                                  Income Fund, Inc.

-------
(2) Mr. Priest is a Trustee who is an "interested person" of the Fund as defined in the 1940 Act, because he was an officer of CSAM until February 2001.

                                       30

                                           TERM
                                           OF OFFICE(1)
                                           AND
                            POSITION(S)    LENGTH
                            HELD WITH      OF TIME
NAME, ADDRESS AND AGE       FUND           SERVED        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
--------------------------  -------------  ------------  --------------------------------------------------------
OFFICERS

Laurence R. Smith           Chairman       Since         Managing Director and Global Chief Investment Officer of
Credit Suisse Asset                        2002          CSAM; Associated with JP Morgan Investment Management
Management, LLC                                          from 1981 to 1999; Officer of other Credit Suisse Funds
466 Lexington Avenue
New York, New York
10017-3147

Age: 44

Hal Liebes, Esq.            Vice President Since         Managing Director and Global General Counsel of CSAM;
Credit Suisse Asset         and Secretary  2001          Associated with Lehman Brothers, Inc. from 1996 to 1997;
Management, LLC                                          Associated with CSAM from 1995 to 1996; Associated with
466 Lexington Avenue                                     CS First Boston Investment Management from 1994 to
New York, New York                                       1995; Associated with Division of Enforcement, U.S.
10017-3147                                               Securities and Exchange Commission from 1991 to 1994;
                                                         Officer of other Credit Suisse Funds
Age: 38

Michael A. Pignataro        Treasurer      Since         Director and Director of Fund Administration of CSAM;
Credit Suisse Asset         and Chief      2001          Associated with CSAM since 1984; Officer of other Credit
Management, LLC             Financial                    Suisse Funds
466 Lexington Avenue        Officer
New York, New York
10017-3147

Age: 43

Gregory N. Bressler, Esq.   Assistant      Since         Vice President and Legal Counsel of CSAM since January
Credit Suisse Asset         Secretary      2001          2000; Associated with the law firm of Swidler Berlin
Management, LLC                                          Shereff Friedman LLP from 1996 to 2000; Officer of other
466 Lexington Avenue                                     Credit Suisse Funds
New York, New York
10017-3147

Age: 36

Kimiko T. Fields, Esq.      Assistant      Since         Assistant Vice President and Legal Counsel of CSAM since
Credit Suisse Asset         Secretary      2002          December 2000; Assistant Vice President, Institutional
Management, LLC                                          Marketing Department, CSAM, from January 2000 to
466 Lexington Avenue                                     December 2000; Marketing Associate, International Equity
New York, New York                                       Department, Warburg Pincus Asset Management, Inc. from
10017-3147                                               January of 1998 to January 2000; self-employed author and
                                                         consultant, from January 1996 to December 1997;
Age: 38                                                  Officer of other Credit Suisse Funds

                                       31

                                           TERM
                                           OF OFFICE(1)
                                           AND
                            POSITION(S)    LENGTH
                            HELD WITH      OF TIME
NAME, ADDRESS AND AGE       FUND           SERVED        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
--------------------------  -------------  ------------  --------------------------------------------------------
OFFICERS--(CONTINUED)

Rocco A. DelGuercio         Assistant      Since         Vice President and Administrative Officer of CSAM;
Credit Suisse Asset         Treasurer      2001          Associated with CSAM since June 1996; Assistant
Management, LLC                                          Treasurer, Bankers Trust Co.-- Fund Administration from
466 Lexington Avenue                                     March 1994 to June 1996; Officer of other Credit Suisse
New York, New York                                       Funds
10017-3147

Age: 39

Joseph Parascondola         Assistant      Since         Assistant Vice President -- Fund Administration of CSAM
Credit Suisse Asset         Treasurer      2001          since April 2000; Assistant Vice President, Deutsche
Management, LLC                                          Asset Management from January 1999 to April 2000;
466 Lexington Avenue                                     Assistant Vice President, Weiss, Peck & Greer LLC from
New York, New York                                       November 1995 to December 1998; Officer of other Credit
10017-3147                                               Suisse Funds

Age: 39

Robert M. Rizza             Assistant      Since         Assistant Vice President of CSAM since January 2001;
Credit Suisse Asset         Treasurer      2002          Administrative Officer of CSAM from March 1998 to
Management, LLC                                          December 2000; Assistant Treasurer of Bankers Trust Co.
466 Lexington Avenue                                     from April 1994 to March 1998; Officer of other Credit
New York, New York                                       Suisse Funds
10017-3147

Age: 37

   The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-927-2874.

                       This page intentionally left blank

P.O. BOX 55030, BOSTON, MA 02205-5030      [CREDIT SUISSE ASSET MANAGEMENT LOGO]
800-927-2874 - www.CreditSuisseFunds.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSTXE-2-1002

[CREDIT SUISSE ASSET MANAGEMENT LOGO]


CREDIT SUISSE FUNDS

SEMIANNUAL REPORT

APRIL 30, 2003
(UNAUDITED)

- CREDIT SUISSE
  TAX EFFICIENT FUND

MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS DOCUMENT AND WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-927-2874 OR BY WRITING TO CREDIT SUISSE FUNDS, P.O. BOX 55030, BOSTON, MA 02205-5030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT 466 LEXINGTON AVE., NEW YORK, NY 10017-3140. CREDIT SUISSE FUNDS ARE ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.

THE FUND'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE FUND'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE FUND HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF APRIL 30, 2003; THESE VIEWS AND FUND HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE TAX EFFICIENT FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT
April 30, 2003

                                                                    May 21, 2003

Dear Shareholder:

   For the six months ended April 30, 2003, the Common Class shares of Credit Suisse Tax Efficient Fund(1),(2) (the "Fund") had a gain of 3.88%, versus an increase of 4.48% for the Standard & Poor's 500 Index.(3) The Fund's Class A Shares (without sales charge), Class B Shares (without contingent deferred sales charge) and Class C Shares (without contingent deferred sales charge) had gains of 3.80%(4), 3.51%(4) and 3.51%(4), respectively, for the same period.

                             RETURNS AFTER TAXES(5)

                                                   COMMON    CLASS A    CLASS B    CLASS C
                                                   SHARES    SHARES     SHARES     SHARES
                                                   ------    -------    -------    -------
After taxes on distributions, without maximum
  sales load, or CDSC, as applicable                3.80%     3.71%      3.51%      3.51%

After taxes on distributions, with maximum
  sales load, or CDSC, as applicable                3.80%    (2.25%)    (0.49%)     2.51%

After taxes on distributions and sale of Fund
  shares, without maximum sales load,
  or CDSC, as applicable                            2.38%     2.33%      2.15%      2.15%

After taxes on distributions and sale of Fund
  shares, with maximum sales load, or CDSC,
  as applicable                                     2.38%    (1.33%)    (0.30%)     1.54%

   The period was an ultimately positive one for the U.S. stock market, due to a post-war rally in April that erased earlier losses. Stocks initially fell, beset by a tepid economy and lackluster earnings-growth prospects, and by the threat of war. However, as the war with Iraq wound down, risk factors eased considerably and investors reentered the equity market. In this environment, the Fund had a gain but modestly lagged its benchmark. Stocks that hindered the Fund included specific materials, industrial and consumer-discretionary holdings. On the positive side, stocks that aided the Fund included its health-care and consumer-staples holdings.

   We believe that the war and the early 2003 turbulence in energy costs should prove to be short-term influences on the U.S. economy. Provided that some stability can prevail in Iraq and the broader region going forward (and assuming continued success on the anti-terrorism front), perhaps the resumption of normal economic conditions may finally occur. We regard normal conditions as those in which the forces of monetary and fiscal policy and the value of the U.S. dollar affect the economy with their usual strength and in the usual timeframe.

   Pessimists can point to the 6% U.S. unemployment rate (as of April 2003) and weak economies in Continental Europe and Japan as negative influences. Yet the stimulus provided by monetary ease and deficit spending could revive the economy under normal conditions, including growth in investment demand equal to or faster than the historical average rate. Average or above average investment demand, combined with at least average consumer demand and robust government demand, usually provide a favorable environment for equities (although, of course, past performance cannot guarantee future results.)

   Anticipating a return to normal conditions, we have pruned the portfolio of several names that, in our view, lack the potential to perform well as economic conditions improve. While doing so, we added names we deemed to have strong fundamentals and good potential to perform well in a recovering economy.

   Although we expect economic growth to accelerate, greater competitive pressure and limited pricing power are conditions we feel are likely to persist. Some managements face these challenges better than others do. If and when we do not get the results we expect, we will act in a timely manner to replace underperformers with stocks that we believe have better long-term potential.

Hugh Neuburger
Portfolio Manager

   IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

                 AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2003(1)

                                                                          SINCE     INCEPTION
                                    1 YEAR      5 YEARS     10 YEARS    INCEPTION      DATE
                                    ------      -------     --------    ---------   ---------
Common Class
  Return Before Taxes              (28.05%)         --           --      (20.14%)    8/01/00
  Return After Taxes
   on Distributions                (28.11%)         --           --      (20.43%)    8/01/00
  Return After Taxes on
   Distributions and
   Sale of Fund Shares             (17.22%)         --           --      (17.81%)    8/01/00
Class A
  Return Before Taxes
   Without Sales Charge            (28.02%)      (3.89%)       6.46%       7.43%    12/15/86
  Return Before Taxes
   With Maximum
   Sales Charge                    (32.14%)      (5.02%)       5.83%       7.04%    12/15/86
  Return After Taxes on
   Distributions Without
   Sales Charge                    (28.08%)      (4.46%)       5.06%       5.62%    12/15/86
  Return After Taxes on
   Distributions With
   Maximum Sales Charge            (32.20%)      (5.59%)       4.44%       5.24%    12/15/86
  Return After Taxes
   on Distributions and
   Sale of Fund Shares
   Without Sales Charge            (17.20%)      (3.64%)       5.05%       5.60%    12/15/86
  Return After Taxes
   on Distributions
   and Sale of Fund Shares
   With Maximum
   Sales Charge                    (19.73%)      (4.63%)       4.46%       5.23%    12/15/86

                 AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2003(1)

                                                                          SINCE     INCEPTION
                                    1 YEAR      5 YEARS     10 YEARS    INCEPTION      DATE
                                    ------      -------     --------    ---------   ---------
Class B
  Return Before Taxes
   Without CDSC                    (28.56%)      (4.60%)         --        3.55%     2/28/96
  Return Before Taxes With
   Maximum CDSC                    (31.42%)      (4.60%)         --        3.55%     2/28/96
  Return After Taxes
   on Distributions
   Without CDSC                    (28.56%)      (5.17%)         --        2.49%     2/28/96
  Return After Taxes on
   Distributions With
   Maximum CDSC                    (31.42%)      (5.17%)         --        2.49%     2/28/96
  Return After Taxes
   on Distributions and
   Sale of Fund Shares
   Without CDSC                    (17.54%)      (4.25%)         --        2.68%     2/28/96
  Return After Taxes
   on Distributions and
   Sale of Fund Shares
   With Maximum CDSC               (19.29%)      (4.25%)         --        2.68%     2/28/96
Class C
  Return Before Taxes
   Without CDSC                    (28.56%)         --           --      (16.05%)    2/28/00
  Return Before Taxes With
   Maximum CDSC                    (29.28%)         --           --      (16.05%)    2/28/00
  Return After Taxes
   on Distributions
   Without CDSC                    (28.56%)         --           --      (16.31%)    2/28/00
  Return After Taxes on
   Distributions With
   Maximum CDSC                    (29.28%)         --           --      (16.31%)    2/28/00
  Return After Taxes
   on Distributions and
   Sale of Fund Shares
   Without CDSC                    (17.54%)         --           --      (14.20%)    2/28/00
  Return After Taxes
   on Distributions
   and Sale of Fund Shares
   With Maximum CDSC               (17.98%)         --           --      (14.20%)    2/28/00

                 AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2003(1)

                                                                          SINCE     INCEPTION
                                    1 YEAR      5 YEARS     10 YEARS    INCEPTION      DATE
                                    ------      -------     --------    ---------   ---------
Common Class
  Return Before Taxes              (16.09%)         --           --      (17.37%)    8/01/00
  Return After Taxes
   on Distributions                (16.09%)         --           --      (17.67%)    8/01/00
  Return After Taxes
   on Distributions and
   Sale of Fund Shares              (9.83%)         --           --      (13.29%)    8/01/00
Class A
  Return Before Taxes
   Without Sales Charge            (16.06%)      (2.47%)       7.51%       7.88%    12/15/86
  Return Before Taxes
   With Maximum
   Sales Charge                    (20.90%)      (3.62%)       6.88%       7.49%    12/15/86
  Return After Taxes on
   Distributions Without
   Sales Charge                    (16.13%)      (3.05%)       6.10%       6.07%    12/15/86
  Return After Taxes on
   Distributions With
   Maximum Sales
   Charge                          (20.96%)      (4.20%)       5.48%       5.69%    12/15/86
  Return After Taxes
   on Distributions and
   Sale of Fund Shares
   Without Sales Charge             (9.86%)      (1.78%)       5.89%       5.94%    12/15/86
  Return After Taxes
   on Distributions and
   Sale of Fund Shares
   With Maximum
   Sales Charge                    (12.83%)      (2.68%)       5.34%       5.59%    12/15/86

                 AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2003(1)

                                                                          SINCE     INCEPTION
                                    1 YEAR      5 YEARS     10 YEARS    INCEPTION      DATE
                                    ------      -------     --------    ---------   ---------
Class B
  Return Before Taxes
   Without CDSC                    (16.61%)      (3.19%)         --        4.59%     2/28/96
  Return Before Taxes
   With Maximum CDSC               (19.94%)      (3.19%)         --        4.59%     2/28/96
  Return After Taxes
   on Distributions
   Without CDSC                    (16.61%)      (3.77%)         --        3.53%     2/28/96
  Return After Taxes on
   Distributions With
   Maximum CDSC                    (19.94%)      (3.77%)         --        3.53%     2/28/96
  Return After Taxes on
   Distributions and
   Sale of Fund Shares
   Without CDSC                    (10.20%)      (2.32%)         --        3.68%     2/28/96
  Return After Taxes
   on Distributions and
   Sale of Fund Shares
   With Maximum CDSC               (12.25%)      (2.32%)         --        3.68%     2/28/96
Class C
  Return Before Taxes
   Without CDSC                    (16.61%)         --           --      (13.66%)    2/28/00
  Return Before Taxes
   With Maximum CDSC               (17.44%)         --           --      (13.66%)    2/28/00
  Return After Taxes
   on Distributions
   Without CDSC                    (16.61%)         --           --      (13.92%)    2/28/00
  Return After Taxes on
   Distributions With
   Maximum CDSC                    (17.44%)         --           --      (13.92%)    2/28/00
  Return After Taxes
   on Distributions and
   Sale of Fund Shares
   Without CDSC                    (10.20%)         --           --      (10.44%)    2/28/00
  Return After Taxes
   on Distributions and
   Sale of Fund Shares
   With Maximum CDSC               (10.71%)         --           --      (10.44%)    2/28/00

----------
Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.
(2) Effective June 3, 2002 the Fund's name was changed from Credit Suisse Blue Chip Fund and the Fund's investment objective changed to long-term capital appreciation on an after-tax basis. The Fund implements an explicit investment strategy of seeking to reduce, though not eliminate, taxable distributions to shareholders. The investment adviser's attempts to manage the Fund in a tax efficient manner may hurt the Fund's performance on a pre-tax basis. Therefore, the Fund may be less attractive to persons who invest in the Fund through tax-advantaged vehicles, such as IRA's or 401(k) plans.
(3) The Standard & Poor's 500 Index is an unmanaged index (with no defined investment objective) of common stocks. It includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc. Investors cannot invest directly in an index.
(4) Total return for Class A shares for the reporting period, based on offering price (with maximum sales charge of 5.75%), was down 2.17%. Total return for Class B shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge, or CDSC, of 4%), was down 0.49%. Total return for Class C shares for the reporting period, based on redemption value (including maximum CDSC of 1%), was 2.51%.
(5) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual returns depend on an investor's circumstances and may differ from those shown. Actual after-tax returns may not be relevant to investors who hold their shares through tax-advantaged arrangements, such as IRA's or 401(k) plans. The after-tax performance figures provided in this report may vary from the after-tax performance figures provided by other sources. In some cases the returns after taxes may exceed the returns before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period.

CREDIT SUISSE TAX EFFICIENT FUND
SCHEDULE OF INVESTMENTS
April 30, 2003 (Unaudited)

                                                                     NUMBER OF
                                                                      SHARES         VALUE
                                                                     ---------       -----
COMMON STOCKS (100.0%)
AEROSPACE & DEFENSE (2.8%)
    United Technologies Corp.                                          38,500     $  2,379,685
                                                                                  ------------
AIR FREIGHT & COURIERS (1.2%)
    FedEx Corp.                                                        16,600          994,008
                                                                                  ------------
BANKS (8.1%)
    Bank of America Corp.                                              24,000        1,777,200
    Bank One Corp.                                                     34,500        1,243,725
    Charter One Financial, Inc.                                        61,000        1,772,050
    Wells Fargo & Co.                                                  43,200        2,084,832
                                                                                  ------------
                                                                                     6,877,807
                                                                                  ------------
BEVERAGES (1.3%)
    PepsiCo, Inc.                                                      25,500        1,103,640
                                                                                  ------------
BIOTECHNOLOGY (3.6%)
    Amgen, Inc.*                                                       50,000        3,065,500
                                                                                  ------------
CHEMICALS (1.4%)
    PPG Industries, Inc.                                               24,000        1,164,240
                                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (1.6%)
    Avery Dennison Corp.                                               25,000        1,325,250
                                                                                  ------------
COMMUNICATIONS EQUIPMENT (1.8%)
    Cisco Systems, Inc.*                                              101,500        1,526,560
                                                                                  ------------
COMPUTERS & PERIPHERALS (4.0%)
    Dell Computer Corp.*                                               41,000        1,185,310
    International Business Machines Corp.                              26,140        2,219,286
                                                                                  ------------
                                                                                     3,404,596
                                                                                  ------------
DIVERSIFIED FINANCIALS (7.6%)
    Citigroup, Inc.                                                    72,600        2,849,550
    Freddie Mac                                                        20,500        1,186,950
    J.P. Morgan Chase & Co.                                            40,000        1,174,000
    Merrill Lynch & Company, Inc.                                      29,500        1,210,975
                                                                                  ------------
                                                                                     6,421,475
                                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.6%)
    BellSouth Corp.                                                    57,000        1,452,930
    Verizon Communications, Inc.                                       44,000        1,644,720
                                                                                  ------------
                                                                                     3,097,650
                                                                                  ------------
FOOD & DRUG RETAILING (1.2%)
    CVS Corp.                                                          41,500        1,004,715
                                                                                  ------------
FOOD PRODUCTS (1.3%)
    General Mills, Inc.                                                25,000        1,127,750
                                                                                  ------------
HEALTHCARE EQUIPMENT & SUPPLIES (1.5%)
    Medtronic, Inc.                                                    27,000        1,288,980
                                                                                  ------------

                 See Accompanying Notes to Financial Statements.

                                                                     NUMBER OF
                                                                      SHARES         VALUE
                                                                     ---------       -----
COMMON STOCKS (CONTINUED)
HOUSEHOLD PRODUCTS (3.5%)
    Colgate-Palmolive Co.                                              26,000     $  1,486,420
    Procter & Gamble Co.                                               16,200        1,455,570
                                                                                  ------------
                                                                                     2,941,990
                                                                                  ------------
INDUSTRIAL CONGLOMERATES (3.3%)
    General Electric Co.                                               58,900        1,734,605
    Tyco International, Ltd.                                           67,300        1,049,880
                                                                                  ------------
                                                                                     2,784,485
                                                                                  ------------
INSURANCE (6.3%)
    Hartford Financial Services Group, Inc.                            36,700        1,495,892
    Marsh & McLennan Companies, Inc.                                   42,200        2,012,096
    St. Paul Companies, Inc.                                           42,200        1,449,148
    Travelers Property Casualty Corp. Class B                          23,000          373,750
                                                                                  ------------
                                                                                     5,330,886
                                                                                  ------------
MEDIA (8.1%)
    Clear Channel Communications, Inc.*                                22,000          860,420
    E.W. Scripps Co. Class A                                           22,900        1,814,825
    Gannett Company, Inc.                                               6,000          454,320
    Omnicom Group, Inc.                                                30,400        1,881,760
    Viacom, Inc. Class B*                                              43,000        1,866,630
                                                                                  ------------
                                                                                     6,877,955
                                                                                  ------------
MULTILINE RETAIL (7.8%)
    Costco Wholesale Corp.*                                            42,500        1,471,775
    Target Corp.                                                       53,000        1,772,320
    Wal-Mart Stores, Inc.                                              60,000        3,379,200
                                                                                  ------------
                                                                                     6,623,295
                                                                                  ------------
OIL & GAS (5.8%)
    ConocoPhillips                                                     40,704        2,047,411
    Exxon Mobil Corp.                                                  81,000        2,851,200
                                                                                  ------------
                                                                                     4,898,611
                                                                                  ------------
PERSONAL PRODUCTS (2.1%)
    Avon Products, Inc.                                                12,500          727,125
    Estee Lauder Companies, Inc. Class A                               33,700        1,095,250
                                                                                  ------------
                                                                                     1,822,375
                                                                                  ------------
PHARMACEUTICALS (11.8%)
    Abbott Laboratories                                                40,500        1,645,515
    Johnson & Johnson                                                  52,000        2,930,720
    Pfizer, Inc.                                                      115,180        3,541,785
    Wyeth                                                              43,300        1,884,849
                                                                                  ------------
                                                                                    10,002,869
                                                                                  ------------

                 See Accompanying Notes to Financial Statements.


                                                                     NUMBER OF
                                                                      SHARES         VALUE
                                                                     ---------       -----
COMMON STOCKS (CONCLUDED)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (4.6%)
    Intel Corp.                                                       107,000     $  1,968,800
    Maxim Integrated Products, Inc.                                    15,500          608,995
    Texas Instruments, Inc.                                            73,300        1,355,317
                                                                                  ------------
                                                                                     3,933,112
                                                                                  ------------
SOFTWARE (5.7%)
    Mercury Interactive Corp.*                                         16,000          543,040
    Microsoft Corp.                                                   131,000        3,349,670
    Symantec Corp.*                                                    11,000          483,450
    VERITAS Software Corp.*                                            22,000          484,220
                                                                                  ------------
                                                                                     4,860,380
                                                                                  ------------

TOTAL COMMON STOCKS (Cost $76,384,800)                                              84,857,814
                                                                                  ------------

TOTAL INVESTMENTS AT VALUE (100.0%) (Cost $76,384,800)                              84,857,814

LIABILITIES IN EXCESS OF OTHER ASSETS (0.0%)                                           (10,426)
                                                                                  ------------

NET ASSETS (100.0%)                                                               $ 84,847,388
                                                                                  ============

----------
 * Non-income producing security.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TAX EFFICIENT FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2003 (Unaudited)

ASSETS
    Investments at value (Cost $76,384,800) (Note 1)                    $ 84,857,814
    Receivable for investments sold                                          293,574
    Dividend receivable                                                       92,624
    Receivable for fund shares sold                                               96
    Prepaid expenses                                                           6,555
                                                                        ------------
      Total Assets                                                        85,250,663
                                                                        ------------

LIABILITIES
    Due to custodian                                                         190,269
    Advisory fee payable (Note 2)                                             27,817
    Administrative services fee payable (Note 2)                              15,040
    Distribution fee payable (Note 2)                                         30,462
    Trustees' fee payable                                                         71
    Payable for fund shares redeemed                                              35
    Other accrued expenses payable                                           139,581
                                                                        ------------
      Total Liabilities                                                      403,275
                                                                        ------------

NET ASSETS
    Capital stock, $0.001 par value (Note 5)                                   6,751
    Paid-in capital (Note 5)                                              91,805,561
    Undistributed net investment income                                      108,832
    Accumulated net realized loss on investments                         (15,546,770)
    Net unrealized appreciation from investments                           8,473,014
                                                                        ------------
      Net Assets                                                        $ 84,847,388
                                                                        ============

COMMON SHARES
    Net assets                                                          $    755,833
    Shares outstanding                                                        59,379
                                                                        ------------
    Net asset value, offering price, and redemption price per share     $      12.73
                                                                        ============

A SHARES
    Net assets                                                          $ 61,880,479
    Shares outstanding                                                     4,855,373
                                                                        ------------
    Net asset value and redemption price per share                      $      12.74
                                                                        ============
    Maximum offering price per share (net asset value/(1-5.75%))        $      13.52
                                                                        ============

B SHARES
    Net assets                                                          $ 19,363,270
    Shares outstanding                                                     1,600,592
                                                                        ------------
    Net asset value and offering price per share                        $      12.10
                                                                        ============

C SHARES
    Net assets                                                          $  2,847,806
    Shares outstanding                                                       235,453
                                                                        ------------
    Net asset value and offering price per share                        $      12.10
                                                                        ============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TAX EFFICIENT FUND
STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 2003 (Unaudited)

INVESTMENT INCOME (NOTE 1)
    Dividends                                                           $    695,753
    Interest                                                                     538
                                                                        ------------
      Total investment income                                                696,291
                                                                        ------------

EXPENSES
    Investment advisory fees (Note 2)                                        320,933
    Administrative services fees (Note 2)                                     70,418
    Distribution fees (Note 2)                                               192,468
    Transfer agent fees (Note 2)                                              94,575
    Printing fees (Note 2)                                                    36,802
    Registration fees                                                         33,144
    Legal fees                                                                28,293
    Audit fees                                                                11,929
    Custodian fees                                                             6,189
    Insurance expense                                                          5,087
    Trustees' fees                                                             2,402
    Interest expense                                                           2,015
    Miscellaneous expense                                                      1,222
                                                                        ------------
      Total expenses                                                         805,477
    Less: fees waived (Note 2)                                              (218,029)
                                                                        ------------
      Net expenses                                                           587,448
                                                                        ------------
       Net investment income                                                 108,843
                                                                        ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
    Net realized loss from investments                                    (3,723,706)
    Net change in unrealized appreciation (depreciation) from
     investment                                                            6,621,047
                                                                        ------------
    Net realized and unrealized gain from investments                      2,897,341
                                                                        ------------
    Net increase in net assets resulting from operations                $  3,006,184
                                                                        ============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TAX EFFICIENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 FOR THE SIX
                                                                 MONTHS ENDED    FOR THE YEAR
                                                                APRIL 30, 200       ENDED
                                                                 (UNAUDITED)   OCTOBER 31, 2002
                                                                --------------  ----------------
FROM OPERATIONS
  Net investment income                                          $    108,843     $    142,577
  Net realized loss from investments                               (3,723,706)     (10,387,080)
  Net change in unrealized appreciation (depreciation)
   from investments                                                 6,621,047      (13,227,307)
                                                                 ------------     ------------
   Net increase (decrease) in net assets resulting from
    operations                                                      3,006,184      (23,471,810)
                                                                 ------------     ------------

FROM DIVIDENDS
  Dividends from net investment income
  Common Class shares                                                  (1,947)              --
  Class A shares                                                     (140,641)              --
                                                                 ------------     ------------
   Net decrease in net assets resulting from dividends               (142,588)              --
                                                                 ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Proceeds from sale of shares                                      1,924,764        8,194,566
  Reinvestment of dividends                                           121,024               --
  Net asset value of shares redeemed                              (10,965,649)     (57,525,553)
                                                                 ------------     ------------
   Net decrease in net assets from capital share transactions      (8,919,861)     (49,330,987)
                                                                 ------------     ------------
  Net decrease in net assets                                       (6,056,265)     (72,802,797)

NET ASSETS
  Beginning of period                                              90,903,653      163,706,450
                                                                 ------------     ------------
  End of period                                                  $ 84,847,388     $ 90,903,653
                                                                 ============     ============
UNDISTRIBUTED NET INVESTMENT INCOME                              $    108,832     $    142,577
                                                                 ============     ============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TAX EFFICIENT FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)

                                                                  FOR THE SIX
                                                                  MONTHS ENDED            FOR THE YEAR ENDED OCTOBER 31,
                                                                 APRIL 30, 2003     -----------------------------------------
                                                                   (UNAUDITED)         2002            2001          2000(1)
                                                                 --------------     ---------       ---------       ---------
PER SHARE DATA
  Net asset value, beginning of period                              $   12.28       $   15.14       $   22.55       $   22.55
                                                                    ---------       ---------       ---------       ---------

INVESTMENT OPERATIONS
  Net investment income (loss)(2)                                        0.03            0.04            0.01           (0.02)
  Net gain (loss) on investments (both realized and unrealized)          0.45           (2.90)          (6.47)           0.02
                                                                    ---------       ---------       ---------       ---------
      Total from investment operations                                   0.48           (2.86)          (6.46)             --
                                                                    ---------       ---------       ---------       ---------

LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                                  (0.03)             --              --              --
  Distributions from net realized gains                                    --              --           (0.95)             --
                                                                    ---------       ---------       ---------       ---------
      Total dividends and distributions                                 (0.03)             --           (0.95)             --
                                                                    ---------       ---------       ---------       ---------
NET ASSET VALUE, END OF PERIOD                                      $   12.73       $   12.28       $   15.14       $   22.55
                                                                    =========       =========       =========       =========

      Total return(3)                                                    3.88%         (18.89)%        (29.66)%          0.00%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                          $     756       $     899       $   1,395       $   1,002
    Ratio of expenses to average net assets                              1.17%(4)        1.09%           1.10%           0.27%(4)
    Ratio of net investment income (loss) to average net assets          0.46%(4)        0.28%           0.05%          (0.11)%(4)
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                               0.51%(4)        0.38%           0.14%             --
  Portfolio turnover rate                                                  24%             19%             17%             26%

----------
(1)  For the period August 1, 2000 (inception date) through October 31, 2000.

(2) Per share information is calculated using the average share outstanding method.

(3) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4)  Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TAX EFFICIENT FUND
FINANCIAL HIGHLIGHTS
(For a Class A Share of the Fund Outstanding Throughout Each Period)

                                          FOR THE SIX
                                          MONTHS ENDED                       FOR THE YEAR ENDED OCTOBER 31,
                                         APRIL 30, 2003     -----------------------------------------------------------------
                                          (UNAUDITED)         2002          2001           2000          1999          1998
                                         --------------     ---------     ---------     ---------     ---------     ---------
PER SHARE DATA
  Net asset value, beginning of period     $   12.30        $   15.16     $   22.54     $   21.27     $   16.52     $   14.56
                                           ---------        ---------     ---------     ---------     ---------     ---------

INVESTMENT OPERATIONS
  Net investment income (loss)(1)               0.03             0.04          0.01         (0.04)        (0.03)           --
  Net gain (loss) on investments
    (both realized and unrealized)              0.44            (2.90)        (6.44)         2.92          5.04          2.88
                                           ---------        ---------     ---------     ---------     ---------     ---------
      Total from investment operations          0.47            (2.86)        (6.43)         2.88          5.01          2.88
                                           ---------        ---------     ---------     ---------     ---------     ---------

LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income         (0.03)              --            --            --            --         (0.02)
  Distributions from net realized gains           --               --         (0.95)        (1.61)        (0.26)        (0.90)
                                           ---------        ---------     ---------     ---------     ---------     ---------
      Total dividends and distributions        (0.03)              --         (0.95)        (1.61)        (0.26)        (0.92)
                                           ---------        ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD             $   12.74        $   12.30     $   15.16     $   22.54     $   21.27     $   16.52
                                           =========        =========     =========     =========     =========     =========

      Total return(2)                           3.80%          (18.87)%      (29.56)%       14.39%        30.77%        21.00%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period
   (000s omitted)                          $  61,880        $  65,319     $ 102,935     $ 159,945     $ 135,677     $  97,078
    Ratio of expenses to average net
     assets                                     1.17%(3)         1.09%         1.10%         1.14%         1.23%         1.29%
    Ratio of net investment income
     (loss) to average net assets               0.45%(3)         0.29%         0.04%        (0.19)%       (0.16)%       (0.02)%
    Decrease reflected in above
     operating expense ratios due
     to waivers/reimbursements                  0.51%(3)         0.39%         0.11%           --            --            --
  Portfolio turnover rate                         24%              19%           17%           26%           35%           21%

----------
(1) Per share information is calculated using the average share outstanding method.

(2) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(3)  Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TAX EFFICIENT FUND
FINANCIAL HIGHLIGHTS
(For a Class B Share of the Fund Outstanding Throughout Each Period)

                                            FOR THE SIX
                                            MONTHS ENDED                         FOR THE YEAR ENDED OCTOBER 31,
                                           APRIL 30, 2003      -----------------------------------------------------------------
                                            (UNAUDITED)          2002           2001         2000          1999          1998
                                           --------------      ---------     ---------     ---------     ---------     ---------
PER SHARE DATA
  Net asset value, beginning of period     $        11.69      $   14.52     $   21.79     $   20.75     $   16.25     $   14.41
                                           --------------      ---------     ---------     ---------     ---------     ---------
INVESTMENT OPERATIONS
  Net investment loss(1)                            (0.02)         (0.07)        (0.12)        (0.20)        (0.17)        (0.12)
  Net gain (loss) on investments
    (both realized and unrealized)                   0.43          (2.76)        (6.20)         2.85          4.93          2.86
                                           --------------      ---------     ---------     ---------     ---------     ---------
      Total from investment operations               0.41          (2.83)        (6.32)         2.65          4.76          2.74
                                           --------------      ---------     ---------     ---------     ---------     ---------

LESS DISTRIBUTIONS
  Distributions from net realized gains                --             --         (0.95)        (1.61)        (0.26)        (0.90)
                                           --------------      ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD             $        12.10      $   11.69     $   14.52     $   21.79     $   20.75     $   16.25
                                           ==============      =========     =========     =========     =========     =========

      Total return(2)                                3.51%        (19.49)%      (30.10)%       13.58%        29.73%        20.20%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period
   (000s omitted)                          $       19,363      $  21,490     $  35,270     $  50,233     $  32,783     $  17,438
      Ratio of expenses to average net
       assets                                        1.92%(3)       1.84%         1.85%         1.85%         1.93%         1.99%
      Ratio of net investment loss
       to average net assets                       (0.29)%(3)      (0.46)%       (0.71)%       (0.91)%       (0.86)%       (0.72)%
      Decrease reflected in above
       operating expense ratios due to
       waivers/reimbursements                        0.51%(3)       0.39%         0.11%           --            --            --
  Portfolio turnover rate                              24%            19%           17%           26%           35%           21%

----------
(1) Per share information is calculated using the average share outstanding method.

(2) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(3)  Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TAX EFFICIENT FUND
FINANCIAL HIGHLIGHTS
(For a Class C Share of the Fund Outstanding Throughout Each Period)


                                            FOR THE SIX
                                            MONTHS ENDED           FOR THE YEAR ENDED OCTOBER 31,
                                           APRIL 30, 2003      -------------------------------------
                                            (UNAUDITED)          2002           2001         2000(1)
                                           --------------      ---------      ---------      -------
PER SHARE DATA
  Net asset value, beginning of period     $        11.69      $   14.52      $   21.79      $ 20.01
                                           --------------      ---------      ---------      -------
INVESTMENT OPERATIONS
  Net investment loss(2)                            (0.02)         (0.06)         (0.12)       (0.17)
  Net gain (loss) on investments (both
   realized and unrealized)                          0.43          (2.77)         (6.20)        1.95
                                           --------------      ---------      ---------      -------
      Total from investment operations               0.41          (2.83)         (6.32)        1.78
                                           --------------      ---------      ---------      -------

LESS DISTRIBUTIONS
  Distributions from net realized gains                --             --          (0.95)          --
                                           --------------      ---------      ---------      -------
  NET ASSET VALUE, END OF PERIOD           $        12.10      $   11.69      $   14.52      $ 21.79
                                           ==============      =========      =========      =======

      Total return(3)                                3.51%        (19.49)%       (30.10)%       8.90%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period
   (000s omitted)                          $        2,848      $   3,195      $   4,220      $ 4,412
    Ratio of expenses to average net
      assets                                         1.92%          1.84%          1.85%        1.32%(4)
    Ratio of net investment loss to
      average net assets                            (0.29)%(4)     (0.45)%        (0.71)%      (0.91)%(4)
    Decrease reflected in above
      operating expense ratios due to
      waivers/reimbursements                         0.51%          0.40%          0.11%          --
  Portfolio turnover rate                              24%            19%            17%          26%

----------
(1)  For the period February 28, 2000 (inception date) through October 31, 2000.

(2) Per share information is calculated using the average share outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4)  Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TAX EFFICIENT FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 2003 (Unaudited)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse Tax Efficient Fund, a series of the Credit Suisse Capital Funds (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company that seeks long-term capital appreciation on an after-tax basis. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on November 26, 1985.

   The Fund is authorized to offer four classes of shares: Common Class, Class A, Class B and Class C. Effective December 12, 2001, Common Class shares closed to new investments, except for reinvestments of dividends. Common Class shareholders may continue to hold Common Class shares but may not add to their accounts. Although no further shares can be purchased, shareholders can redeem their Common Class shares through any available method. Effective March 21, 2002, Class D shares ceased operations. Each class of shares in the Fund represents an equal pro rata interest in the Fund, except that they bear different expenses which reflect the differences in the range of services provided to them. Common Class shares of the Fund bear expenses paid pursuant to a distribution plan at an annual rate of 0.25% of the average daily net assets of the Fund's Common Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and bear expenses paid pursuant to a distribution plan at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares. Class B shares are sold subject to a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held and bear expenses paid pursuant to a distribution plan at an annual rate of 1.00% of the average daily net assets of the Fund's Class B shares. Class C shares are sold subject to a contingent deferred sales charge of 1.00% if redeemed within the first year of purchase and bear expenses paid pursuant to a distribution plan at an annual rate of 1.00% of the average daily net assets of the Fund's Class C shares.

   A) SECURITY VALUATION -- The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. on each day the Exchange is open for business. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded. If no sales are reported, equity investments are generally valued at the most recent bid price. Debt securities with a remaining maturity greater than 60 days are valued on the basis of broker quotations or valuations provided by a pricing service that may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees under procedures established by the Board of Trustees in the absence of readily ascertainable market values. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's fair value.

   B) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

   D) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   E) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   F) SHORT-TERM INVESTMENTS -- The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into a short-term time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

   G) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash Collateral received by the Fund in connection with securities lending activity may be invested in a variety of investments including certain CSAM -advised funds or the AIM Institutional Funds - Liquid Assets Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund had no securities out on loan during the six months ended April 30, 2003.

   Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, has been engaged by the Fund to act as the Fund's securities lending agent. Prior to April 1, 2003, CSFB had agreed to charge the Fund fees for its securities lending activities equal to its costs in providing services as securities lending agent and had voluntarily waived such fees through March 31, 2003. Effective April 1, 2003, the Fund and CSFB entered into an arrangement to share the income earned from securities lending activities, whereby, generally, the Fund will receive 75% and CSFB will receive 25% of the income, in accordance with the provisions of the securities lending agency agreement. If CSFB should enter into a securities lending agency agreement with another comparable investment company client under which it will receive a smaller proportion of the fees, its fee agreement with the Fund shall be reduced to such lower fee amount.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM serves as investment adviser for the Fund. For its investment advisory services, CSAM is entitled to receive a fee from the Fund based on the following fee structure:

           AVERAGE DAILY NET ASSETS                    ANNUAL RATE
           ------------------------                    -----------
           First $100 million                0.75% of average daily net assets
           Over $100 million                 0.50% of average daily net assets

   For the six months ended April 30, 2003, investment advisory fees earned and voluntarily waived were $320,933 and $218,029, respectively.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and SSB serve as co-administrators to the Fund.

   For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.10% of the Fund's average daily net assets. For the six months ended April 30, 2003, co-administrative services fees earned by CSAMSI were $42,791.

   For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee structure calculated in total for all the Credit Suisse Funds/Portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio.

           AVERAGE DAILY NET ASSETS                    ANNUAL RATE
           ------------------------                    -----------
           First $5 billion                  .050% of average daily net assets
           Next $5 billion                   .035% of average daily net assets
           Over $10 billion                  .020% of average daily net assets

   For the six months ended April 30, 2003, co-administrative service fees earned by SSB (including out-of-pocket expenses) were $27,627.

   In addition to serving as the Fund's co-administrator, CSAMSI currently serves as distributor of the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives fees for its distribution services. This fee is calculated at an annual rate of 0.25% of the average daily net assets of the Common class shares and Class A shares of the Fund. For the Class B shares and Class C shares of the Fund, the fee is calculated at an annual rate of 1.00% of average daily net assets of Class B shares and Class C shares of the Fund. For the six months ended April 30, 2003, distribution fees paid to CSAMSI were as follows:

           CLASS                                      DISTRIBUTION FEE
           ------------                               ----------------
           Common Class                                  $    1,007
           Class A                                           77,479
           Class B                                           99,397
           Class C                                           14,585
                                                         ----------
                                                         $  192,468
                                                         ==========

   Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund, and receive compensation for these services from CSAM. CSAM is then reimbursed by the Fund. For the six months ended April 30, 2003, the Fund reimbursed CSAM $1,421 which is included in the Fund's transfer agent expense.

   For the six months ended April 30, 2003, CSAMSI and its affiliates advised the Fund that they retained $13,542 from commissions earned on the sales of the Fund's Class A shares.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing and fulfillment services. For the six months ended April 30, 2003, Merrill was paid $10,237 for its services to the Fund.

NOTE 3. LINE OF CREDIT

   The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $150 million committed, unsecured line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At April 30, 2003, and during the six months ended April 30, 2003, the Fund had no borrowings under the Credit Facility.

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the six months ended April 30, 2003, purchases and sales of investment securities (excluding short-term investments) were $20,292,139 and $29,019,136, respectively.

   At April 30, 2003, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation (depreciation) from investments were: $76,384,800, $14,860,727, $(6,387,713) and $8,473,014, respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

   The Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share, of which an unlimited number of shares are classified as the Common Class shares, Class A shares, Class B shares, and Class C shares. Transactions in capital shares for each class of the Fund were as follows:

                                                               COMMON CLASS
                                        ----------------------------------------------------------
                                           FOR THE SIX MONTHS ENDED        FOR THE YEAR ENDED
                                          APRIL 30, 2003 (UNAUDITED)        OCTOBER 31, 2002
                                        ----------------------------------------------------------
                                            SHARES         VALUE          SHARES         VALUE
                                        -------------  -------------  -------------  -------------
Shares sold                                        39  $         505         29,164  $     473,793
Shares issued in reinvestment
  of dividends                                    147          1,860             --             --
Shares redeemed                               (13,976)      (166,023)       (48,090)      (689,981)
                                        -------------  -------------  -------------  -------------
Net decrease                                  (13,790) $    (163,658)       (18,926) $    (216,188)
                                        =============  =============  =============  =============

                                                                  CLASS A
                                        ----------------------------------------------------------
                                           FOR THE SIX MONTHS ENDED         FOR THE YEAR ENDED
                                          APRIL 30, 2003 (UNAUDITED)         OCTOBER 31, 2002
                                        ----------------------------------------------------------
                                            SHARES         VALUE          SHARES         VALUE
                                        -------------  -------------  -------------  -------------
Shares sold                                   144,132  $   1,727,049        204,856  $   2,742,660
Shares issued in reinvestment
  of dividends                                  9,416        119,164             --             --
Shares redeemed                              (610,648)    (7,418,588)    (1,680,530)   (23,172,404)
                                        -------------  -------------  -------------  -------------
Net decrease                                 (457,100) $  (5,572,375)    (1,475,674) $ (20,429,744)
                                        =============  =============  =============  =============

                                                                  CLASS B
                                        ----------------------------------------------------------
                                         FOR THE SIX MONTHS ENDED           FOR THE YEAR ENDED
                                        APRIL 30, 2003 (UNAUDITED)           OCTOBER 31, 2002
                                        ----------------------------------------------------------
                                            SHARES         VALUE          SHARES         VALUE
                                        -------------  -------------  -------------  -------------
Shares sold                                    14,902  $     175,090        121,941  $   1,868,259
Shares redeemed                              (252,720)    (2,921,450)      (711,742)    (9,536,588)
                                        -------------  -------------  -------------  -------------
Net decrease                                 (237,818) $  (2,746,360)      (589,801) $  (7,668,329)
                                        =============  =============  =============  =============

                                                                  CLASS C
                                        ----------------------------------------------------------
                                         FOR THE SIX MONTHS ENDED           FOR THE YEAR ENDED
                                        APRIL 30, 2003 (UNAUDITED)           OCTOBER 31, 2002
                                        ----------------------------------------------------------
                                            SHARES         VALUE          SHARES         VALUE
                                        -------------  -------------  -------------  -------------
Shares sold                                     1,867  $      22,120         96,550  $   1,424,556
Shares redeemed                               (39,823)      (459,588)      (113,756)    (1,664,618)
                                        -------------  -------------  -------------  -------------
Net decrease                                  (37,956) $    (437,468)       (17,206) $    (240,062)
                                        =============  =============  =============  =============

                                                   CLASS D
                                        ----------------------------
                                              FOR THE YEAR ENDED
                                               OCTOBER 31, 2002(1)
                                        -------------  -------------
                                            SHARES         VALUE
                                        -------------  -------------
Shares sold                                   103,477  $   1,685,298
Shares redeemed                            (1,407,894)   (22,461,962)
                                        -------------  -------------
Net decrease                               (1,304,417) $ (20,776,664)
                                        =============  =============

----------
(1)  Class D ceased operations on March 21, 2002.

   Management has determined that due to an administrative oversight, new sales of Common Class shares other than pursuant to reinvestment of dividends took place after February 28, 2002, when there was no effective Common Class prospectus. A right of rescission will be offered to shareholders who purchased Common Class shares after February 28, 2002. The Fund will not bear any of the costs of the rescission offer, including payments due to shareholders who accept the offer.

   On April 30, 2003, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund were as follows:

                                    NUMBER OF          APPROXIMATE PERCENTAGE
           CLASS                  SHAREHOLDERS          OF OUTSTANDING SHARES
           -----                  ------------         ----------------------
           Common Class                 1                         6%
           Class C                      2                        12%

   Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

CREDIT SUISSE TAX EFFICIENT FUND
SHAREHOLDER MEETING RESULTS (UNAUDITED)

A special meeting of shareholders of the Credit Suisse Tax Efficient Fund (the "Fund") was held at 466 Lexington Avenue, 16th Floor, New York, NY 10017 on April 11, 2003 and adjourned to May 2, 2003, May 16, 2003 and June 5, 2003. The following matters were voted upon by the shareholders of the Fund and the results are presented below. Shares delivered not voted are included on the total for the proposals. All proposals were approved except proposals 4A and 4B.

1. To Elect the Following Nominees as Trustees:

                                           FOR             WITHHELD
                                       -----------        ----------
           Richard H. Francis            4,548,696          420,794
           Jack W. Fritz                 4,542,565          426,925
           Joseph D. Gallagher           4,541,133          428,356
           Jeffrey E. Garten             4,543,807          425,683
           Peter F. Krogh                4,545,853          423,636
           James S. Pasman, Jr.          4,556,460          413,030
           Steven N. Rappaport           4,544,235          425,254
           William W. Priest             4,546,816          422,674

           Total Eligible Shares         7,111,784
           Total Shares Voted            4,969,490
           % of Shares Voted                 69.88%


2-A. To Modify the Fundamental Investment Restriction on Borrowing Money:

                                      % OF TOTAL SHARES     % OF TOTAL
                            SHARES        OUTSTANDING      SHARES VOTED
                           ---------  ------------------  --------------
        For                4,109,796        57.79%            82.70%
        Against              418,875         5.89%             8.43%
        Abstain              324,959         4.57%             6.54%
        Broker Non-votes     115,860         1.63%             2.33%

2-B. To Modify the Fundamental Investment Restriction on Lending:

                                      % OF TOTAL SHARES     % OF TOTAL
                            SHARES        OUTSTANDING      SHARES VOTED
                           ---------  ------------------  --------------
        For                4,104,920        57.72%            82.60%
        Against              425,882         5.99%             8.57%
        Abstain              322,827         4.54%             6.50%
        Broker Non-votes     115,860         1.63%             2.33%

2-C. To Modify the Fundamental Investment Restriction on Real Estate
Investments:

                                      % OF TOTAL SHARES     % OF TOTAL
                            SHARES        OUTSTANDING      SHARES VOTED
                           ---------  ------------------  --------------
        For                4,116,630        57.89%            82.84%
        Against              409,122         5.75%             8.23%
        Abstain              327,878         4.61%             6.60%
        Broker Non-votes     115,860         1.63%             2.33%

2-D. To Modify the Fundamental Investment Restriction on Commodities:

                                      % OF TOTAL SHARES     % OF TOTAL
                            SHARES       OUTSTANDING       SHARES VOTED
                           ---------  ------------------  --------------
        For                4,081,432        57.39%            82.13%
        Against              437,675         6.15%             8.81%
        Abstain              334,523         4.70%             6.73%
        Broker Non-votes     115,860         1.63%             2.33%

2-E. To Remove the Fundamental Investment Restriction on Margin Transactions:

                                      % OF TOTAL SHARES     % OF TOTAL
                            SHARES        OUTSTANDING      SHARES VOTED
                           ---------  ------------------  --------------
        For                4,067,583        57.20%            81.85%
        Against              462,117         6.50%             9.30%
        Abstain              323,930         4.56%             6.52%
        Broker Non-votes     115,860         1.63%             2.33%

2-F. To Modify the Fundamental Investment Restriction on Investing for Control:

                                      % OF TOTAL SHARES     % OF TOTAL
                            SHARES        OUTSTANDING      SHARES VOTED
                           ---------  ------------------  --------------
        For                4,104,169        57.71%            82.59%
        Against              427,481         6.01%             8.60%
        Abstain              321,980         4.53%             6.48%
        Broker Non-votes     115,860         1.63%             2.33%

2-G. To Modify the Fundamental Investment Restriction on Investment in Securities Owned by Management:

                                      % OF TOTAL SHARES     % OF TOTAL
                            SHARES        OUTSTANDING      SHARES VOTED
                           ---------  ------------------  --------------
        For                4,083,972        57.43%            82.18%
        Against              451,331         6.35%             9.08%
        Abstain              318,327         4.48%             6.41%
        Broker Non-votes     115,860         1.63%             2.33%

2-H. To Modify the Fundamental Investment Restriction on Unseasoned Issuers:

                                      % OF TOTAL SHARES     % OF TOTAL
                            SHARES        OUTSTANDING      SHARES VOTED
                           ---------  ------------------  --------------
        For                4,075,774        57.31%            82.02%
        Against              455,661         6.41%             9.17%
        Abstain              322,195         4.53%             6.48%
        Broker Non-votes     115,860         1.63%             2.33%

2-I. To Remove the Fundamental Investment Restriction on Pledging Assets:

                                      % OF TOTAL SHARES     % OF TOTAL
                           SHARES        OUTSTANDING       SHARES VOTED
                           ---------  ------------------  --------------
        For                4,062,067        57.12%            81.74%
        Against              462,587         6.51%             9.31%
        Abstain              328,977         4.63%             6.62%
        Broker Non-votes     115,860         1.63%             2.33%

2-J. To Remove the Fundamental Investment Restriction on Investments in Securities Issued by Other Investment Companies:

                                      % OF TOTAL SHARES     % OF TOTAL
                            SHARES        OUTSTANDING      SHARES VOTED
                           ---------  ------------------  --------------
        For                4,085,480        57.45%            82.21%
        Against              448,138         6.30%             9.02%
        Abstain              320,012         4.50%             6.44%
        Broker Non-votes     115,860         1.63%             2.33%

2-K. To Remove the Fundamental Investment Restriction on Joint Trading Accounts:

                                      % OF TOTAL SHARES     % OF TOTAL
                            SHARES        OUTSTANDING      SHARES VOTED
                           ---------  ------------------  --------------
        For                4,122,136        57.96%            82.95%
        Against              420,984         5.92%             8.47%
        Abstain              310,510         4.37%             6.25%
        Broker Non-votes     115,860         1.63%             2.33%

3. To Change the Fund's Investment Objective from Fundamental to
Non-Fundamental:

                                      % OF TOTAL SHARES     % OF TOTAL
                            SHARES        OUTSTANDING      SHARES VOTED
                           ---------  ------------------  --------------
        For                3,712,397        52.20%            74.70%
        Against              796,572        11.20%            16.03%
        Abstain              344,661         4.85%             6.94%
        Broker Non-votes     115,860         1.63%             2.33%

4-A. To Amend the Charter Document to Allow Involuntary Redemptions:

                                      % OF TOTAL SHARES     % OF TOTAL
                            SHARES        OUTSTANDING      SHARES VOTED
                           ---------  ------------------  --------------
        For                3,666,476        51.56%            73.78%
        Against              812,955        11.43%            16.36%
        Abstain              374,199         5.26%             7.53%
        Broker Non-votes     115,860         1.63%             2.33%

4-B. To Amend the Charter Document to Allow Reorganization of the Fund or its Series Without Shareholder Approval:

                                      % OF TOTAL SHARES     % OF TOTAL
                            SHARES        OUTSTANDING      SHARES VOTED
                           ---------  ------------------  --------------
        For                3,607,584        50.73%            72.60%
        Against              906,973        12.75%            18.25%
        Abstain              339,072         4.77%             6.82%
        Broker Non-votes     115,860         1.63%             2.33%

CREDIT SUISSE TAX EFFICIENT FUND
PRIVACY POLICY NOTICE

   We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

   In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address,
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   We may collect nonpublic information about you from the following sources:

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   We restrict access to nonpublic personal information about you to those
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   NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT
SUISSE ASSET MANAGEMENT, LLC ("CSAM"), CSAM CAPITAL INC., AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU. THIS NOTICE IS DATED AS OF MAY 20, 2003.

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